UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21081

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2011

Date of reporting period: August 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

August 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 21, 2011

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the “Strategies”) for the annual reporting period ended August 31, 2011.

Investment Objective and Strategies

Each Strategy’s investment objective is to seek the highest total return (total return includes capital growth and income) over time consistent with its asset mix. To achieve its investment objective, each Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the “Underlying Portfolios”). The Strategy is managed to the specific year of planned retirement included in its name (the “retirement date”). Each Strategy’s asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the “target year”) at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After retirement the Strategy’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of each Strategy, its asset mix seeks to minimize the likelihood that an investor in the

Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy’s retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy’s retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategies’ asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.

The Underlying Portfolios will include the Volatility Management Portfolio, which is designed to reduce the overall equity market volatility of the Strategy and the effects of adverse equity market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

Effective December 31, 2010, the Global Real Estate Investment Portfolio was renamed the Multi-Asset Real Return Portfolio and its investment objective and certain investment policies were changed. The Portfolio’s new investment goals are to maximize real return over inflation. Consistent with

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	1

the change in its name, the Portfolio’s investment policy of investing at least 80% of its net assets in equity securities of real estate investment trusts, and other real estate industry companies, such as real estate operating companies, was eliminated and the Portfolio instead pursues an aggressive strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgement of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation protected fixed-income securities, such as Treasury Inflation-Protected Securities or TIPS, and similar bonds issued by governments outside of the U.S., commodities, commodity-related stocks, real estate securities, utility securities, infra-structure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate.)

The Adviser will allow the relative weightings of a Strategy’s asset classes to vary in response to the markets, but ordinarily only by +/-5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy’s portfolio due to, among other things, appreciation of one of the asset classes.

Investment Results

The tables on pages 9-31 show each individual each Strategy’s performance compared to its composite benchmark. Additional performance can be found on pages 33-57. Each Strategy’s composite benchmark is derived by applying the Strategies’ target allocations over time to the results of specific benchmarks as outlined in the “Benchmark Disclosures” section of Historical Performance on pages 6-8. The Multi-Asset Solutions Team (the “Team”) believes that a composite benchmark is a better benchmark for the measurement of the Adviser’s active management performance within the underlying asset classes than a broad-market benchmark. The composite benchmark matches each Strategy’s allocations directly, so that each benchmark reflects its respective Strategy at any point in time, providing a more accurate measure of each Strategy’s active management performance. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

For the 12-month period ended August 31, 2011, all vintages of Class A shares underperformed their composite benchmarks, before sales charges. Positive relative returns from the Intermediate Duration Bond, Short Duration Bond and Bond Inflation Protection Underlying Portfolios components had the greatest positive impact on the 2000 and 2005 vintages. The Intermediate Duration Bond and Bond Inflation Protection Underlying

2	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolios had the greatest positive impact on the 2010 and 2015 vintages. For the later vintages, the smaller allocation to the various fixed income sleeves resulted in nominal relative performance. This is true for vintages 2020 and 2025, which contained the High Yield Bond, Intermediate Duration Bond and Bond Inflation Protection Underlying Portfolios; vintages 2030 and 2035 contained High Yield Bond and Intermediate Duration Bond; and vintages 2040, 2045, 2050 and 2055 which all contained Intermediate Duration Bond. Similarly, negative relative returns in the U.S. Large Cap Growth, U.S. Large Cap Value, International Growth and International Value components had a greater impact on the vintages with more equity exposure and a smaller impact on those with less equity exposure, specifically vintages 2000, 2005, 2010 and 2015. The Multi-Asset Real Return Underlying Portfolio contributed to relative returns in all vintages that included it because of the sleeve’s strategic exposure to commodity futures. For the 12-month period, the Volatility Management Portfolio lagged its benchmark in all vintages that contained it, primarily because it reduced exposure to equities when the equity markets rallied from September 2010 to December 2010.

For the six-month period ended August 31, 2011, all vintages of Class A shares underperformed their composite benchmarks, before sales charges. The relative returns of the U.S. Large Cap Growth, U.S. Value, Small-Mid Cap Value and International Value Underlying Portfolios

had the greatest negative impact on all

vintages—and highlighted the weakness in the equity markets during the semi-annual period. The High Yield Bond, Intermediate Duration Bond, Short Duration Bond and Bond Inflation Protection Underlying Portfolios had nominal impact on the early vintages with higher allocations to fixed income, namely the 2000, 2005, 2010 and 2015 vintages. The Multi-Asset Real Return sleeve, held in all vintages, was the largest contributor to the relative performance, due to its strategic exposures to global real estate and commodity futures. For the six-month period, the Volatility Management Portfolio declined and modestly outperformed its benchmark in all vintages that contained it, primarily because it contained a small amount of bonds and reduced exposure to equities during the period of heightened market volatility and weak equity performance from May to August, 2011.

The following Underlying Portfolios held derivatives during the six- and 12-month periods ended August 31, 2011. The International Value Underlying Portfolio employed derivatives to implement active currency management during both the six- and 12-month periods, which had a positive impact on performance. The International Growth Underlying Portfolio utilized derivatives in the form of currency forwards for hedging and non-hedging purposes during the six- and 12-month periods, which had a positive impact on performance. Futures for non-hedging purposes were employed during both periods, which detracted from performance.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	3

During the six- and 12-month periods, the Short Duration Underlying Portfolio utilized derivative instruments including Treasury futures in order to manage duration and yield curve positioning. Overall yield curve positioning did not have a meaningful impact on performance. The Portfolio also utilized currency forwards for hedging purposes which resulted in no currency impact on the Portfolio. During the six- and 12-month periods, overall yield curve positioning, specifically an overweight to the intermediate part of the yield curve where yields declined most, was a positive contributor. The Portfolio utilized derivative instruments including Treasury futures and interest rate swaps in order to manage duration and yield curve positioning. The Portfolio also utilized currency forwards for hedging purposes, which resulted in no currency impact on the Portfolio. The Bond Inflation Protection Underlying Portfolio’s currency positioning contributed positively for the 12-month period, helped by long positions in the Korean won, Swedish krona, Australian dollar and Norwegian krone, although a short position in the euro offset some of those gains. Currency forwards were utilized in order to hedge unwanted currency exposure, or to create the desired currency exposure in the Portfolio. Yield curve positioning was a significant positive contributor for both periods as an overweight in the intermediate part of the curve where yields fell most helped relative performance. During both periods, Treasury futures and interest rate swaps were utilized in order to manage duration and yield curve positioning. The Portfolio used reverse repurchase agreements and the derivatives described above in order to combine the inflation protection offered by TIPS with the return potential of a multi-sector portfolio of bonds. Within the High Yield Underlying Portfolio’s derivative positions, credit default swaps credit derivative exposure detracted for both periods, while interest rate swaps contributed positively. The Portfolio also utilized currency forwards for hedging purposes, which resulted in no currency impact for both periods. The Multi-Asset Real Return Portfolio utilized commodity futures, and commodity index swaps. Within the commodity futures allocation, value was added by the strategy’s curve positioning and collateral management decisions. For the six-month period, the Portfolio’s currency forward positioning detracted modestly from total return. The Portfolio’s currency-hedging strategies added modestly to performance in the 12-month period. The Volatility Management Portfolio utilized total return swaps for investment purposes and these detracted from returns for the six-month period, and added to returns for the 12-month period; utilized futures for hedging and investment purposes, and these detracted from returns for the six-month period, and added to returns for the 12-month period; and utilized currencies for hedging purposes, and these detracted from returns for both the six- and 12-month periods.

Market Review and Investment Strategy

The rally in the global equity markets that started in the latter half of 2010

4	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

came to an abrupt end in May 2011, as heightened risk aversion has caused investors to pull back sharply. With U.S. fiscal problems mounting, the European debt crisis widening and threatening to weaken the broader economy of the euro area and slower growth in emerging markets, the global economic outlook has grown increasingly uncertain. As a result, business and consumer confidence have eroded and the financial markets have gyrated wildly on rising volatility.

The capital markets have come under renewed pressure three years after the global financial crisis of 2008. Despite recent market behavior, equities remain attractively valued versus history and the fixed-income alternative. The Strategies are well positioned to invest opportunistically across a wide range of asset classes and market circumstances, though with a more watchful eye toward risk control in light of the recent volatility. The

U.S. Value, International Value and Small-Mid Cap Value Senior Investment Management Teams have taken decisive action to position their respective Underlying Portfolios to capture the large upside potential it sees in undervalued companies with strong free cash flows and companies recovering from the downturn. The U.S. Large Cap Growth, International Growth and Small-Mid Cap Growth Investment Teams have focused their respective Underlying Portfolio holdings on companies that have strong market share, strong pricing power and high reinvestment rates, as well as those that are gaining from strong secular trends. The U.S. Investment Grade: Liquid Markets/Structured Products Investment and Core Fixed Income and the Global Credit Investment Teams continue to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	5

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance for all of the Strategies may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at net asset value (NAV), without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans, which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at NAV without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

Benchmark Disclosures

The benchmark for each Strategy is a customized benchmark that has the same target asset allocation as the Fund and uses index returns to represent performance of the asset classes. The benchmark returns were calculated by weighting the monthly index returns of each asset class by the Strategy’s monthly target allocation for each asset class. Target allocations adjust quarterly in accordance with each Strategy’s standard glide path. The Russell 1000® Value Index was used to represent the allocation to U.S. Value, Russell 1000® Growth to represent U.S. Large Cap Growth, Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index to represent International Value and International Growth, Bank of America Merrill Lynch® (BofAML) 1-3 Year Treasury Index to represent Short-Term Bonds, Barclays Capital U.S. Aggregate Bond Index to represent Intermediate-Term Bonds, Barclays Capital 1-10 Year Inflation Protected Securities (TIPS) Index to represent Bond Inflation Protection, Barclays Capital U.S. High Yield 2% Issuer Cap Index to represent High Yield Bonds, Russell 2500® Value Index to represent Small Cap Value, Russell 2500® Growth to represent Small Cap Growth, MSCI All Country (AC) World Commodity Producers Index and Financial Times Stock Exchange® (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index to represent Multi-Asset Real Return and Standard & Poor’s (S&P®) 500 Index to represent Volatility Management.

None of the indices reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1000 large-cap value companies within the U.S. The Russell 1000 Growth Index represents the performance of 1000 large-cap growth companies within the U.S. The MSCI EAFE Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

the U.S. and Canada. The BofAML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. The Barclays Capital 1-10 Year TIPS Index represents the performance of Inflation-Protection securities issued by the U.S. Treasury. The Barclays Capital High Yield 2% Issuer Cap Index is the 2% Issuer Cap component of the U.S. Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The Russell 2500 Value Index represents the performance of 2500 small to mid-cap value companies within the U.S. The Russell 2500 Growth Index represents the performance of 2500 small to mid-cap growth companies within the U.S. The MSCI AC World Commodity Producers Index is free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard. The unmanaged FTSE EPRA/NAREIT Developed RE Index is designed to track the performance of listed real estate companies and REITs worldwide. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

A Word About Risk

The value of your investment in the Strategy will change with changes in the values of the Strategy’s investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy’s asset allocation.

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Interest Rate Risk: As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Allocation Risk: Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others.

Foreign (non U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Diversification/Focused Portfolio Risk: Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

These risks associated with an investment in the Strategies are more fully discussed in the Strategies’ prospectus.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2000 Retirement Strategy
Class A	-1.76%	9.68%

Class B*	-2.06%	8.99%

Class C	-2.06%	8.99%

Advisor Class**	-1.57%	9.98%

Class R**	-1.88%	9.54%

Class K**	-1.71%	9.85%

Class I**	-1.61%	10.01%

Composite Benchmark†	-1.46%	10.06%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	9

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2000 Retirement Strategy Class A shares (from 9/1/05 to 8/31/11) as compared to the performance of its composite†, along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2005 Retirement Strategy
Class A	-3.26%	10.83%

Class B*	-3.65%	10.01%

Class C	-3.65%	10.03%

Advisor Class**	-3.24%	11.13%

Class R**	-3.47%	10.51%

Class K**	-3.26%	10.87%

Class I**	-3.26%	11.03%

Composite Benchmark†	-2.69%	11.67%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	11

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2005 Retirement Strategy Class A shares (from 9/1/05 to 8/31/11) as compared to the performance of its composite benchmark†, along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2010 Retirement Strategy
Class A	-4.87%	11.99%

Class B*	-5.19%	11.07%

Class C	-5.19%	11.19%

Advisor Class**	-4.75%	12.27%

Class R**	-4.97%	11.68%

Class K**	-4.86%	12.01%

Class I**	-4.66%	12.29%

Composite Benchmark†	-3.95%	13.15%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	13

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2010 Retirement Strategy Class A shares (from 9/1/05 to 8/31/11) as compared to the performance of its composite benchmark†, along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2015 Retirement Strategy
Class A	-6.14%	12.32%

Class B*	-6.38%	11.67%

Class C	-6.38%	11.67%

Advisor Class**	-5.93%	12.68%

Class R**	-6.16%	12.18%

Class K**	-6.12%	12.39%

Class I**	-6.03%	12.69%

Composite Benchmark†	-5.04%	13.83%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	15

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2015 Retirement Strategy Class A shares (from 9/1/05 to 8/31/11) as compared to the performance of its composite†, along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2020 Retirement Strategy
Class A	-7.27%	12.75%

Class B*	-7.62%	11.88%

Class C	-7.60%	11.99%

Advisor Class**	-7.13%	13.09%

Class R**	-7.38%	12.55%

Class K**	-7.33%	12.76%

Class I**	-7.14%	13.14%

Composite Benchmark†	-6.05%	14.41%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	17

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2020 Retirement Strategy Class A shares (from 9/1/05 to 8/31/11) as compared to the performance of its composite†, along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2025 Retirement Strategy
Class A	-8.68%	12.90%

Class B*	-9.05%	12.24%

Class C	-9.04%	12.22%

Advisor Class**	-8.54%	13.27%

Class R**	-8.68%	12.87%

Class K**	-8.66%	13.05%

Class I**	-8.54%	13.27%

Composite Benchmark†	-7.04%	15.00%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	19

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2025 Retirement Strategy Class A shares (from 9/1/05 to 8/31/11) as compared to the performance of its composite benchmark† along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2030 Retirement Strategy
Class A	-9.67%	13.15%

Class B*	-9.96%	12.41%

Class C	-9.96%	12.41%

Advisor Class**	-9.53%	13.51%

Class R**	-9.69%	13.00%

Class K**	-9.57%	13.25%

Class I**	-9.46%	13.59%

Composite Benchmark†	-7.64%	15.34%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	21

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2030 Retirement Strategy Class A shares (from 9/1/05 to 8/31/11) as compared to the performance of its composite benchmark† along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2035 Retirement Strategy
Class A	-10.34%	13.29%

Class B*	-10.71%	12.59%

Class C	-10.71%	12.46%

Advisor Class**	-10.29%	13.55%

Class R**	-10.51%	13.02%

Class K**	-10.35%	13.36%

Class I**	-10.32%	13.57%

Composite Benchmark†	-7.99%	15.75%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	23

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2035 Retirement Strategy Class A shares (from 9/1/05 to 8/31/11) as compared to the performance of its composite benchmark†, along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2040 Retirement Strategy
Class A	-10.76%	13.22%

Class B*	-11.04%	12.47%

Class C	-11.04%	12.47%

Advisor Class**	-10.61%	13.57%

Class R**	-10.83%	13.08%

Class K**	-10.71%	13.34%

Class I**	-10.58%	13.64%

Composite Benchmark†	-8.14%	15.68%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	25

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2040 Retirement Strategy Class A shares (from 9/1/05 to 8/31/11) as compared to the performance of its composite benchmark†, along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2045 Retirement Strategy
Class A	-10.97%	13.15%

Class B*	-11.20%	12.43%

Class C	-11.21%	12.31%

Advisor Class**	-10.83%	13.51%

Class R**	-10.98%	13.08%

Class K**	-10.86%	13.24%

Class I**	-10.74%	13.53%

Composite Benchmark†	-8.22%	15.58%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	27

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2045 Retirement Strategy Class A shares (from 9/1/05 to 8/31/11) as compared to the performance of its composite benchmark† along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2050 Retirement Strategy
Class A	-10.90%	13.30%

Class B*	-11.22%	12.40%

Class C	-11.31%	12.39%

Advisor Class**	-10.84%	13.63%

Class R**	-11.09%	12.97%

Class K**	-10.85%	13.37%

Class I**	-10.82%	13.42%

Composite Benchmark†	-8.24%	15.55%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	29

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 6/29/07* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2050 Retirement Strategy Class A shares (from 6/29/07 to 8/31/11) as compared to the performance of its composite benchmark†, along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein 2055 Retirement Strategy
Class A	-11.26%	12.87%

Class B*	-11.57%	12.21%

Class C	-11.58%	12.23%

Advisor Class**	-11.21%	13.23%

Class R**	-11.29%	12.70%

Class K**	-11.22%	12.95%

Class I**	-11.19%	13.32%

Composite Benchmark†	-8.24%	15.55%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†      For a description of the composite benchmark, please see pages 6-8.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	31

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 6/29/07* TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2055 Retirement Strategy Class A shares (from 6/29/07 to 8/31/11) as compared to the performance of its composite benchmark†, along with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date.

†	For a description of the composite benchmark, please see pages 6-8.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	-11.67%	13.21%

Russell 1000 Value Index	-9.45%	14.37%

AllianceBernstein U.S. Large Cap Growth Portfolio	-10.48%	20.35%

Russell 1000 Growth Index	-5.40%	23.96%

AllianceBernstein International Value Portfolio	-17.15%	4.82%

MSCI EAFE Index	-11.12%	10.01%

AllianceBernstein International Growth Portfolio	-7.79%	5.15%

MSCI EAFE Index	-11.12%	10.01%

AllianceBernstein Short Duration Bond Portfolio	1.14%	2.36%

BofAML 1-3 Year Treasury Index	1.42%	1.52%

AllianceBernstein Intermediate Duration Bond Portfolio	5.00%	5.38%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

AllianceBernstein Bond Inflation Protection Portfolio	5.91%	10.28%

Barclays Capital 1-10 Year TIPS Index	6.28%	9.07%

AllianceBernstein High-Yield Portfolio	-2.07%	8.07%

Barclays Capital U.S. High Yield 2% Issuer Cap Index	-1.57%	8.32%

AllianceBernstein Small-Mid Cap Value Portfolio	-14.84%	15.84%

Russell 2500 Value Index	-11.48%	17.28%

AllianceBernstein Small-Mid Cap Growth Portfolio	-8.14%	37.31%

Russell 2500 Growth Index	-8.79%	27.82%

AllianceBernstein Multi-Asset Real Return Portfolio	-5.68%	15.42%

MSCI AC World Commodity Producers Index	-12.21%	19.46%

FTSE EPRA/NAREIT Developed RE Index	-3.97%	15.49%

AllianceBernstein Volatility Management Portfolio	-7.14%	15.61%

S&P 500 Index	-7.23%	18.50%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

†      The Underlying Portfolios do not contain sales charges or management fees.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	33

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	9.68%	5.01%
5 Years	2.74%	1.86%
Since Inception*	3.73%	2.98%

Class B Shares
1 Year	8.99%	4.99%
5 Years	2.00%	2.00%
Since Inception*	3.00%	3.00%

Class C Shares
1 Year	8.99%	7.99%
5 Years	2.00%	2.00%
Since Inception*	3.00%	3.00%

Advisor Class Shares†
1 Year	9.98%	9.98%
5 Years	3.00%	3.00%
Since Inception*	4.01%	4.01%

Class R Shares†
1 Year	9.54%	9.54%
5 Years	2.49%	2.49%
Since Inception*	3.50%	3.50%

Class K Shares†
1 Year	9.85%	9.85%
5 Years	2.79%	2.79%
Since Inception*	3.78%	3.78%

Class I Shares†
1 Year	10.01%	10.01%
5 Years	3.03%	3.03%
Since Inception*	4.04%	4.04%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.29%, 3.07%, 3.01%, 1.99%, 2.42%, 2.15% and 1.83% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.86%, 1.56%, 1.56%, 0.56%, 1.06%, 0.81% and 0.56% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-2.41%
5 Years	1.00%
Since Inception*	2.42%

Class B Shares
1 Year	-2.68%
5 Years	1.16%
Since Inception*	2.43%

Class C Shares
1 Year	0.30%
5 Years	1.16%
Since Inception*	2.43%

Advisor Class Shares†
1 Year	2.25%
5 Years	2.15%
Since Inception*	3.44%

Class R Shares†
1 Year	1.79%
5 Years	1.67%
Since Inception*	2.94%

Class K Shares†
1 Year	2.13%
5 Years	1.94%
Since Inception*	3.21%

Class I Shares†
1 Year	2.31%
5 Years	2.18%
Since Inception*	3.46%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	35

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	10.83%	6.08%
5 Years	2.28%	1.40%
Since Inception*	3.40%	2.66%

Class B Shares
1 Year	10.01%	6.01%
5 Years	1.58%	1.58%
Since Inception*	2.68%	2.68%

Class C Shares
1 Year	10.03%	9.03%
5 Years	1.56%	1.56%
Since Inception*	2.65%	2.65%

Advisor Class Shares†
1 Year	11.13%	11.13%
5 Years	2.56%	2.56%
Since Inception*	3.69%	3.69%

Class R Shares†
1 Year	10.51%	10.51%
5 Years	2.05%	2.05%
Since Inception*	3.16%	3.16%

Class K Shares†
1 Year	10.87%	10.87%
5 Years	2.36%	2.36%
Since Inception*	3.45%	3.45%

Class I Shares†
1 Year	11.03%	11.03%
5 Years	2.57%	2.57%
Since Inception*	3.70%	3.70%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.76%, 2.48%, 2.47%, 1.46%, 2.02%, 1.76% and 1.43% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.92%, 1.62%, 1.62%, 0.62%, 1.12%, 0.87% and 0.62% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-3.16%
5 Years	0.36%
Since Inception*	1.96%

Class B Shares
1 Year	-3.50%
5 Years	0.55%
Since Inception*	1.98%

Class C Shares
1 Year	-0.54%
5 Years	0.53%
Since Inception*	1.95%

Advisor Class Shares†
1 Year	1.47%
5 Years	1.54%
Since Inception*	2.99%

Class R Shares†
1 Year	1.01%
5 Years	1.04%
Since Inception*	2.47%

Class K Shares†
1 Year	1.18%
5 Years	1.31%
Since Inception*	2.74%

Class I Shares†
1 Year	1.45%
5 Years	1.55%
Since Inception*	2.99%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	37

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	11.99%	7.19%
5 Years	1.82%	0.93%
Since Inception*	3.14%	2.40%

Class B Shares
1 Year	11.07%	7.07%
5 Years	1.10%	1.10%
Since Inception*	2.41%	2.41%

Class C Shares
1 Year	11.19%	10.19%
5 Years	1.10%	1.10%
Since Inception*	2.41%	2.41%

Advisor Class Shares†
1 Year	12.27%	12.27%
5 Years	2.12%	2.12%
Since Inception*	3.43%	3.43%

Class R Shares†
1 Year	11.68%	11.68%
5 Years	1.59%	1.59%
Since Inception*	2.92%	2.92%

Class K Shares†
1 Year	12.01%	12.01%
5 Years	1.87%	1.87%
Since Inception*	3.18%	3.18%

Class I Shares†
1 Year	12.29%	12.29%
5 Years	2.13%	2.13%
Since Inception*	3.45%	3.45%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.23%, 1.97%, 1.96%, 0.93%, 1.55%, 1.24% and 0.91% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.94%, 1.64%, 1.64%, 0.64%, 1.14%, 0.89% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

38	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-3.99%
5 Years	-0.28%
Since Inception*	1.54%

Class B Shares
1 Year	-4.47%
5 Years	-0.14%
Since Inception*	1.54%

Class C Shares
1 Year	-1.45%
5 Years	-0.14%
Since Inception*	1.54%

Advisor Class Shares†
1 Year	0.46%
5 Years	0.87%
Since Inception*	2.55%

Class R Shares†
1 Year	-0.05%
5 Years	0.36%
Since Inception*	2.04%

Class K Shares†
1 Year	0.19%
5 Years	0.62%
Since Inception*	2.31%

Class I Shares†
1 Year	0.47%
5 Years	0.86%
Since Inception*	2.55%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	39

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.32%	7.58%
5 Years	1.19%	0.32%
Since Inception*	2.75%	2.01%

Class B Shares
1 Year	11.67%	7.67%
5 Years	0.49%	0.49%
Since Inception*	2.05%	2.05%

Class C Shares
1 Year	11.67%	10.67%
5 Years	0.49%	0.49%
Since Inception*	2.05%	2.05%

Advisor Class Shares†
1 Year	12.68%	12.68%
5 Years	1.49%	1.49%
Since Inception*	3.07%	3.07%

Class R Shares†
1 Year	12.18%	12.18%
5 Years	0.99%	0.99%
Since Inception*	2.55%	2.55%

Class K Shares†
1 Year	12.39%	12.39%
5 Years	1.23%	1.23%
Since Inception*	2.80%	2.80%

Class I Shares†
1 Year	12.69%	12.69%
5 Years	1.49%	1.49%
Since Inception*	3.06%	3.06%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.18%, 1.91%, 1.91%, 0.88%, 1.51%, 1.20% and 0.81% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

40	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-5.08%
5 Years	-1.09%
Since Inception*	1.03%

Class B Shares
1 Year	-5.43%
5 Years	-0.93%
Since Inception*	1.04%

Class C Shares
1 Year	-2.54%
5 Years	-0.93%
Since Inception*	1.04%

Advisor Class Shares†
1 Year	-0.48%
5 Years	0.08%
Since Inception*	2.07%

Class R Shares†
1 Year	-1.04%
5 Years	-0.41%
Since Inception*	1.55%

Class K Shares†
1 Year	-0.78%
5 Years	-0.16%
Since Inception*	1.80%

Class I Shares†
1 Year	-0.59%
5 Years	0.09%
Since Inception*	2.07%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	41

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.75%	7.97%
5 Years	0.46%	-0.42%
Since Inception*	2.26%	1.53%

Class B Shares
1 Year	11.88%	7.88%
5 Years	-0.26%	-0.26%
Since Inception*	1.53%	1.53%

Class C Shares
1 Year	11.99%	10.99%
5 Years	-0.23%	-0.23%
Since Inception*	1.56%	1.56%

Advisor Class Shares†
1 Year	13.09%	13.09%
5 Years	0.77%	0.77%
Since Inception*	2.58%	2.58%

Class R Shares†
1 Year	12.55%	12.55%
5 Years	0.26%	0.26%
Since Inception*	2.07%	2.07%

Class K Shares†
1 Year	12.76%	12.76%
5 Years	0.51%	0.51%
Since Inception*	2.31%	2.31%

Class I Shares†
1 Year	13.14%	13.14%
5 Years	0.76%	0.76%
Since Inception*	2.57%	2.57%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.17%, 1.91%, 1.90%, 0.87%, 1.48%, 1.18% and 0.84% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.02%, 1.72%, 1.72%, 0.72%, 1.22%, 0.97% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

42	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-5.96%
5 Years	-1.95%
Since Inception*	0.43%

Class B Shares
1 Year	-6.33%
5 Years	-1.79%
Since Inception*	0.44%

Class C Shares
1 Year	-3.46%
5 Years	-1.77%
Since Inception*	0.45%

Advisor Class Shares†
1 Year	-1.62%
5 Years	-0.82%
Since Inception*	1.44%

Class R Shares†
1 Year	-2.02%
5 Years	-1.30%
Since Inception*	0.95%

Class K Shares†
1 Year	-1.85%
5 Years	-1.06%
Since Inception*	1.20%

Class I Shares†
1 Year	-1.59%
5 Years	-0.80%
Since Inception*	1.45%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	43

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.90%	8.10%
5 Years	-0.13%	-0.99%
Since Inception*	2.16%	1.43%

Class B Shares
1 Year	12.24%	8.24%
5 Years	-0.82%	-0.82%
Since Inception*	1.43%	1.43%

Class C Shares
1 Year	12.22%	11.22%
5 Years	-0.82%	-0.82%
Since Inception*	1.45%	1.45%

Advisor Class Shares†
1 Year	13.27%	13.27%
5 Years	0.17%	0.17%
Since Inception*	2.46%	2.46%

Class R Shares†
1 Year	12.87%	12.87%
5 Years	-0.29%	-0.29%
Since Inception*	1.97%	1.97%

Class K Shares†
1 Year	13.05%	13.05%
5 Years	-0.08%	-0.08%
Since Inception*	2.20%	2.20%

Class I Shares†
1 Year	13.27%	13.27%
5 Years	0.19%	0.19%
Since Inception*	2.47%	2.47%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.24%, 1.99%, 1.97%, 0.94%, 1.56%, 1.25% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.04%, 1.74%, 1.74%, 0.74%, 1.24%, 0.99% and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

44	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-7.28%
5 Years	-2.68%
Since Inception*	0.20%

Class B Shares
1 Year	-7.64%
5 Years	-2.53%
Since Inception*	0.19%

Class C Shares
1 Year	-4.80%
5 Years	-2.55%
Since Inception*	0.21%

Advisor Class Shares†
1 Year	-2.89%
5 Years	-1.56%
Since Inception*	1.20%

Class R Shares†
1 Year	-3.34%
5 Years	-2.03%
Since Inception*	0.71%

Class K Shares†
1 Year	-3.13%
5 Years	-1.81%
Since Inception*	0.94%

Class I Shares†
1 Year	-2.89%
5 Years	-1.55%
Since Inception*	1.21%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	45

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	13.15%	8.36%
5 Years	-0.50%	-1.36%
Since Inception*	1.54%	0.82%

Class B Shares
1 Year	12.41%	8.41%
5 Years	-1.18%	-1.18%
Since Inception*	0.81%	0.81%

Class C Shares
1 Year	12.41%	11.41%
5 Years	-1.20%	-1.20%
Since Inception*	0.81%	0.81%

Advisor Class Shares†
1 Year	13.51%	13.51%
5 Years	-0.19%	-0.19%
Since Inception*	1.84%	1.84%

Class R Shares†
1 Year	13.00%	13.00%
5 Years	-0.70%	-0.70%
Since Inception*	1.37%	1.37%

Class K Shares†
1 Year	13.25%	13.25%
5 Years	-0.44%	-0.44%
Since Inception*	1.59%	1.59%

Class I Shares†
1 Year	13.59%	13.59%
5 Years	-0.18%	-0.18%
Since Inception*	1.84%	1.84%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.28%, 2.03%, 2.02%, 0.99%, 1.56%, 1.25% and 0.93% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

46	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-8.44%
5 Years	-3.24%
Since Inception*	-0.54%

Class B Shares
1 Year	-8.73%
5 Years	-3.07%
Since Inception*	-0.57%

Class C Shares
1 Year	-5.91%
5 Years	-3.09%
Since Inception*	-0.57%

Advisor Class Shares†
1 Year	-4.14%
5 Years	-2.12%
Since Inception*	0.44%

Class R Shares†
1 Year	-4.50%
5 Years	-2.60%
Since Inception*	-0.02%

Class K Shares†
1 Year	-4.34%
5 Years	-2.36%
Since Inception*	0.19%

Class I Shares†
1 Year	-4.00%
5 Years	-2.10%
Since Inception*	0.44%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	47

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	13.29%	8.31%
5 Years	-1.02%	-1.89%
Since Inception*	1.19%	0.45%

Class B Shares
1 Year	12.59%	8.59%
5 Years	-1.72%	-1.72%
Since Inception*	0.47%	0.47%

Class C Shares
1 Year	12.46%	11.46%
5 Years	-1.70%	-1.70%
Since Inception*	0.47%	0.47%

Advisor Class Shares†
1 Year	13.55%	13.55%
5 Years	-0.73%	-0.73%
Since Inception*	1.47%	1.47%

Class R Shares†
1 Year	13.02%	13.02%
5 Years	-1.22%	-1.22%
Since Inception*	0.96%	0.96%

Class K Shares†
1 Year	13.36%	13.36%
5 Years	-0.97%	-0.97%
Since Inception*	1.23%	1.23%

Class I Shares†
1 Year	13.57%	13.57%
5 Years	-0.72%	-0.72%
Since Inception*	1.48%	1.48%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.35%, 2.09%, 2.09%, 1.05%, 1.62%, 1.31% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

48	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-9.27%
5 Years	-3.89%
Since Inception*	-1.01%

Class B Shares
1 Year	-9.66%
5 Years	-3.72%
Since Inception*	-1.00%

Class C Shares
1 Year	-6.86%
5 Years	-3.72%
Since Inception*	-1.00%

Advisor Class Shares†
1 Year	-5.04%
5 Years	-2.77%
Since Inception*	-0.03%

Class R Shares†
1 Year	-5.50%
5 Years	-3.24%
Since Inception*	-0.53%

Class K Shares†
1 Year	-5.20%
5 Years	-2.98%
Since Inception*	-0.25%

Class I Shares†
1 Year	-4.97%
5 Years	-2.74%
Since Inception*	0.00%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	49

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	13.22%	8.44%
5 Years	-1.01%	-1.87%
Since Inception*	1.32%	0.59%

Class B Shares
1 Year	12.47%	8.47%
5 Years	-1.70%	-1.70%
Since Inception*	0.62%	0.62%

Class C Shares
1 Year	12.47%	11.47%
5 Years	-1.70%	-1.70%
Since Inception*	0.62%	0.62%

Advisor Class Shares†
1 Year	13.57%	13.57%
5 Years	-0.73%	-0.73%
Since Inception*	1.62%	1.62%

Class R Shares†
1 Year	13.08%	13.08%
5 Years	-1.22%	-1.22%
Since Inception*	1.13%	1.13%

Class K Shares†
1 Year	13.34%	13.34%
5 Years	-0.97%	-0.97%
Since Inception*	1.38%	1.38%

Class I Shares†
1 Year	13.64%	13.64%
5 Years	-0.72%	-0.72%
Since Inception*	1.63%	1.63%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.40%, 2.15%, 2.16%, 1.11%, 1.65%, 1.32% and 1.01% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios as 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

50	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-9.96%
5 Years	-3.97%
Since Inception*	-0.95%

Class B Shares
1 Year	-10.29%
5 Years	-3.82%
Since Inception*	-0.94%

Class C Shares
1 Year	-7.61%
5 Years	-3.82%
Since Inception*	-0.94%

Advisor Class Shares†
1 Year	-5.65%
5 Years	-2.86%
Since Inception*	0.04%

Class R Shares†
1 Year	-6.20%
5 Years	-3.33%
Since Inception*	-0.45%

Class K Shares†
1 Year	-5.91%
5 Years	-3.08%
Since Inception*	-0.19%

Class I Shares†
1 Year	-5.69%
5 Years	-2.84%
Since Inception*	0.05%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	51

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	13.15%	8.40%
5 Years	-1.31%	-2.17%
Since Inception*	1.12%	0.40%

Class B Shares
1 Year	12.43%	8.43%
5 Years	-1.99%	-1.99%
Since Inception*	0.42%	0.42%

Class C Shares
1 Year	12.31%	11.31%
5 Years	-2.01%	-2.01%
Since Inception*	0.40%	0.40%

Advisor Class Shares†
1 Year	13.51%	13.51%
5 Years	-1.02%	-1.02%
Since Inception*	1.41%	1.41%

Class R Shares†
1 Year	13.08%	13.08%
5 Years	-1.51%	-1.51%
Since Inception*	0.92%	0.92%

Class K Shares†
1 Year	13.24%	13.24%
5 Years	-1.27%	-1.27%
Since Inception*	1.17%	1.17%

Class I Shares†
1 Year	13.53%	13.53%
5 Years	-1.02%	-1.02%
Since Inception*	1.42%	1.42%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.58%, 2.37%, 2.34%, 1.29%, 1.78%, 1.45% and 1.12% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

52	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-10.59%
5 Years	-4.36%
Since Inception*	-1.23%

Class B Shares
1 Year	-10.97%
5 Years	-4.22%
Since Inception*	-1.24%

Class C Shares
1 Year	-8.20%
5 Years	-4.22%
Since Inception*	-1.24%

Advisor Class Shares†
1 Year	-6.32%
5 Years	-3.24%
Since Inception*	-0.24%

Class R Shares†
1 Year	-6.87%
5 Years	-3.73%
Since Inception*	-0.74%

Class K Shares†
1 Year	-6.64%
5 Years	-3.51%
Since Inception*	-0.49%

Class I Shares†
1 Year	-6.35%
5 Years	-3.25%
Since Inception*	-0.25%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	53

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	13.30%	8.45%
Since Inception*	-3.78%	-4.77%

Class B Shares
1 Year	12.40%	8.40%
Since Inception*	-4.46%	-4.46%

Class C Shares
1 Year	12.39%	11.39%
Since Inception*	-4.43%	-4.43%

Advisor Class Shares†
1 Year	13.63%	13.63%
Since Inception*	-3.50%	-3.50%

Class R Shares†
1 Year	12.97%	12.97%
Since Inception*	-3.99%	-3.99%

Class K Shares†
1 Year	13.37%	13.37%
Since Inception*	-3.70%	-3.70%

Class I Shares†
1 Year	13.42%	13.42%
Since Inception*	-3.51%	-3.51%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 3.58%, 4.46%, 4.33%, 3.27%, 3.55%, 3.22% and 2.96% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

54	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-10.80%
Since Inception*	-6.94%

Class B Shares
1 Year	-11.05%
Since Inception*	-6.64%

Class C Shares
1 Year	-8.42%
Since Inception*	-6.61%

Advisor Class Shares†
1 Year	-6.56%
Since Inception*	-5.71%

Class R Shares†
1 Year	-7.08%
Since Inception*	-6.19%

Class K Shares†
1 Year	-6.83%
Since Inception*	-5.93%

Class I Shares†
1 Year	-6.61%
Since Inception*	-5.74%

*	Inception date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	55

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.87%	8.09%
Since Inception*	-4.34%	-5.32%

Class B Shares
1 Year	12.21%	8.21%
Since Inception*	-4.99%	-4.99%

Class C Shares
1 Year	12.23%	11.23%
Since Inception*	-5.02%	-5.02%

Advisor Class Shares†
1 Year	13.23%	13.23%
Since Inception*	-4.09%	-4.09%

Class R Shares†
1 Year	12.70%	12.70%
Since Inception*	-4.54%	-4.54%

Class K Shares†
1 Year	12.95%	12.95%
Since Inception*	-4.27%	-4.27%

Class I Shares†
1 Year	13.32%	13.32%
Since Inception*	-4.03%	-4.03%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 11.85%, 12.89%, 12.46%, 11.35%, 10.51%, 10.27% and 10.25% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

56	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-11.20%
Since Inception*	-7.49%

Class B Shares
1 Year	-11.50%
Since Inception*	-7.18%

Class C Shares
1 Year	-8.75%
Since Inception*	-7.21%

Advisor Class Shares†
1 Year	-7.15%
Since Inception*	-6.33%

Class R Shares†
1 Year	-7.34%
Since Inception*	-6.74%

Class K Shares†
1 Year	-7.12%
Since Inception*	-6.47%

Class I Shares†
1 Year	-6.90%
Since Inception*	-6.23%

*	Inception date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	57

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS†‡ AS OF AUGUST 31, 2011
NAV/SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	13.21%
5 Years	-3.50%
Since Inception*	-0.24%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	20.35%
5 Years	1.07%
Since Inception*	2.65%

AllianceBernstein International Value Portfolio
1 Year	4.82%
5 Years	-5.54%
Since Inception*	1.39%

AllianceBernstein International Growth Portfolio
1 Year	5.15%
5 Years	-3.29%
Since Inception*	1.28%

AllianceBernstein Short Duration Bond Portfolio
1 Year	2.36%
5 Years	3.15%
Since Inception*	3.18%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.38%
5 Years	7.15%
Since Inception*	6.33%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	10.28%
5 Years	7.01%
Since Inception*	6.05%

AllianceBernstein High-Yield Portfolio
1 Year	8.07%
5 Years	8.74%
Since Inception*	8.31%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	15.84%
5 Years	4.01%
Since Inception*	5.11%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	37.31%
5 Years	9.18%
Since Inception*	10.22%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	15.42%
5 Years	0.19%
Since Inception*	5.31%

AllianceBernstein Volatility Management Portfolio
1 Year	15.61%
Since Inception**	5.49%

*	Inception date: 5/20/05

**	Inception date: 4/16/10

†	These Underlying Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios.

‡	The Underlying Portfolios do not bear sales charges or management fees. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public.

See Historical Performance and Benchmark disclosures on pages 6-8.

(Historical Performance continued on next page)

58	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS†‡ AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
NAV/SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	-3.63%
5 Years	-5.56%
Since Inception*	-1.55%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-0.63%
5 Years	-1.25%
Since Inception*	1.14%

AllianceBernstein International Value Portfolio
1 Year	-15.99%
5 Years	-7.97%
Since Inception*	-0.51%

AllianceBernstein International Growth Portfolio
1 Year	-18.13%
5 Years	-6.01%
Since Inception*	-1.15%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.73%
5 Years	2.98%
Since Inception*	3.09%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.43%
5 Years	7.10%
Since Inception*	6.34%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	7.52%
5 Years	6.74%
Since Inception*	5.79%

AllianceBernstein High-Yield Portfolio
1 Year	1.08%
5 Years	7.66%
Since Inception*	7.60%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-7.34%
5 Years	1.38%
Since Inception*	3.23%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	7.81%
5 Years	6.96%
Since Inception*	8.47%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-8.23%
5 Years	-2.93%
Since Inception*	2.98%

AllianceBernstein Volatility Management Portfolio
1 Year	8.05%
Since Inception*	5.53%

*	Inception date: 5/20/05

**	Inception date: 4/16/10

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

‡	The Underlying Portfolios do not contain sales charges or management fees. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

See Historical Performance and Benchmark disclosures on pages 6-8.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	59
Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

60	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2000 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$982.40	$4.05	0.81%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%
Class B
Actual	$1,000	$979.40	$7.53	1.51%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%
Class C
Actual	$1,000	$979.40	$7.53	1.51%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%
Advisor Class
Actual	$1,000	$984.30	$2.55	0.51%
Hypothetical**	$1,000	$1,022.63	$2.60	0.51%
Class R
Actual	$1,000	$981.20	$5.04	1.01%
Hypothetical**	$1,000	$1,020.11	$5.14	1.01%
Class K
Actual	$1,000	$982.90	$3.80	0.76%
Hypothetical**	$1,000	$1,021.37	$3.87	0.76%
Class I
Actual	$1,000	$983.90	$2.55	0.51%
Hypothetical**	$1,000	$1,022.63	$2.60	0.51%

2005 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$967.40	$4.31	0.87%
Hypothetical**	$1,000	$1,020.82	$4.43	0.87%
Class B
Actual	$1,000	$963.50	$7.77	1.57%
Hypothetical**	$1,000	$1,017.29	$7.98	1.57%
Class C
Actual	$1,000	$963.50	$7.77	1.57%
Hypothetical**	$1,000	$1,017.29	$7.98	1.57%
Advisor Class
Actual	$1,000	$967.60	$2.83	0.57%
Hypothetical**	$1,000	$1,022.33	$2.91	0.57%
Class R
Actual	$1,000	$965.30	$5.30	1.07%
Hypothetical**	$1,000	$1,019.81	$5.45	1.07%
Class K
Actual	$1,000	$967.40	$4.07	0.82%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%
Class I
Actual	$1,000	$967.40	$2.83	0.57%
Hypothetical**	$1,000	$1,022.33	$2.91	0.57%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	61

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2010 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$951.30	$4.38	0.89%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%
Class B
Actual	$1,000	$948.10	$7.81	1.59%
Hypothetical**	$1,000	$1,017.19	$8.08	1.59%
Class C
Actual	$1,000	$948.10	$7.81	1.59%
Hypothetical**	$1,000	$1,017.19	$8.08	1.59%
Advisor Class
Actual	$1,000	$952.50	$2.90	0.59%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%
Class R
Actual	$1,000	$950.30	$5.36	1.09%
Hypothetical**	$1,000	$1,019.71	$5.55	1.09%
Class K
Actual	$1,000	$951.40	$4.13	0.84%
Hypothetical**	$1,000	$1,020.97	$4.28	0.84%
Class I
Actual	$1,000	$953.40	$2.90	0.59%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%

2015 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$938.60	$4.50	0.92%
Hypothetical**	$1,000	$1,020.57	$4.69	0.92%
Class B
Actual	$1,000	$936.20	$7.91	1.62%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%
Class C
Actual	$1,000	$936.20	$7.91	1.62%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%
Advisor Class
Actual	$1,000	$940.70	$3.03	0.62%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%
Class R
Actual	$1,000	$938.40	$5.47	1.12%
Hypothetical**	$1,000	$1,019.56	$5.70	1.12%
Class K
Actual	$1,000	$938.80	$4.25	0.87%
Hypothetical**	$1,000	$1,020.82	$4.43	0.87%
Class I
Actual	$1,000	$939.70	$3.03	0.62%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%

62	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2020 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$927.30	$4.66	0.96%
Hypothetical**	$1,000	$1,020.37	$4.89	0.96%
Class B
Actual	$1,000	$923.80	$8.05	1.66%
Hypothetical**	$1,000	$1,016.84	$8.44	1.66%
Class C
Actual	$1,000	$924.00	$8.05	1.66%
Hypothetical**	$1,000	$1,016.84	$8.44	1.66%
Advisor Class
Actual	$1,000	$928.70	$3.21	0.66%
Hypothetical**	$1,000	$1,021.88	$3.36	0.66%
Class R
Actual	$1,000	$926.20	$5.63	1.16%
Hypothetical**	$1,000	$1,019.36	$5.90	1.16%
Class K
Actual	$1,000	$926.70	$4.42	0.91%
Hypothetical**	$1,000	$1,020.62	$4.63	0.91%
Class I
Actual	$1,000	$928.60	$3.21	0.66%
Hypothetical**	$1,000	$1,021.88	$3.36	0.66%

2025 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$913.20	$4.73	0.98%
Hypothetical**	$1,000	$1,020.27	$4.99	0.98%
Class B
Actual	$1,000	$909.50	$8.09	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Class C
Actual	$1,000	$909.60	$8.09	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Advisor Class
Actual	$1,000	$914.60	$3.28	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%
Class R
Actual	$1,000	$913.20	$5.69	1.18%
Hypothetical**	$1,000	$1,019.26	$6.01	1.18%
Class K
Actual	$1,000	$913.40	$4.49	0.93%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%
Class I
Actual	$1,000	$914.60	$3.28	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	63

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2030 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$903.30	$4.89	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$900.40	$8.24	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$900.40	$8.24	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$904.70	$3.46	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$903.10	$5.85	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$904.30	$4.66	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$905.40	$3.46	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

2035 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$896.60	$4.83	1.01%
Hypothetical**	$1,000	$1,020.11	$5.14	1.01%
Class B
Actual	$1,000	$892.90	$8.16	1.71%
Hypothetical**	$1,000	$1,016.59	$8.69	1.71%
Class C
Actual	$1,000	$892.90	$8.16	1.71%
Hypothetical**	$1,000	$1,016.59	$8.69	1.71%
Advisor Class
Actual	$1,000	$897.10	$3.40	0.71%
Hypothetical**	$1,000	$1,021.63	$3.62	0.71%
Class R
Actual	$1,000	$894.90	$5.78	1.21%
Hypothetical**	$1,000	$1,019.11	$6.16	1.21%
Class K
Actual	$1,000	$896.50	$4.59	0.96%
Hypothetical**	$1,000	$1,020.37	$4.89	0.96%
Class I
Actual	$1,000	$896.80	$3.39	0.71%
Hypothetical**	$1,000	$1,021.63	$3.62	0.71%

64	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2040 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$892.40	$4.91	1.03%
Hypothetical**	$1,000	$1,020.01	$5.24	1.03%
Class B
Actual	$1,000	$889.60	$8.24	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Class C
Actual	$1,000	$889.60	$8.24	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Advisor Class
Actual	$1,000	$893.90	$3.48	0.73%
Hypothetical**	$1,000	$1,021.53	$3.72	0.73%
Class R
Actual	$1,000	$891.70	$5.86	1.23%
Hypothetical**	$1,000	$1,019.00	$6.26	1.23%
Class K
Actual	$1,000	$892.90	$4.68	0.98%
Hypothetical**	$1,000	$1,020.27	$4.99	0.98%
Class I
Actual	$1,000	$894.20	$3.49	0.73%
Hypothetical**	$1,000	$1,021.53	$3.72	0.73%

2045 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$890.30	$4.86	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$888.00	$8.19	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$887.90	$8.18	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$891.70	$3.43	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$890.20	$5.81	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$891.40	$4.62	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$892.60	$3.43	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	65

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2050 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$891.00	$4.96	1.04%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class B
Actual	$1,000	$887.80	$8.28	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Class C
Actual	$1,000	$886.90	$8.28	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Advisor Class
Actual	$1,000	$891.60	$3.53	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
Class R
Actual	$1,000	$889.10	$5.90	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class K
Actual	$1,000	$891.50	$4.72	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class I
Actual	$1,000	$891.80	$3.53	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%

2055 Retirement Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$887.40	$4.95	1.04%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class B
Actual	$1,000	$884.30	$8.22	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Class C
Actual	$1,000	$884.20	$8.26	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Advisor Class
Actual	$1,000	$887.90	$3.52	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
Class R
Actual	$1,000	$887.10	$5.90	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class K
Actual	$1,000	$887.80	$4.71	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class I
Actual	$1,000	$888.10	$3.52	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

66	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

2000 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $30,201

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	67

Portfolio Summary

2005 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $30,980

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

68	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2010 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $134,432

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	69

Portfolio Summary

2015 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $280,820

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

70	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2020 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $360,670

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	71

Portfolio Summary

2025 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $298,138

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

72	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2030 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $258,881

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	73

Portfolio Summary

2035 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $181,244

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

74	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2040 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $152,204

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	75

Portfolio Summary

2045 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $107,576

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

76	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2050 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $21,610

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	77

Portfolio Summary

2055 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $4,958

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 264-431. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

78	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2000 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 99.7%
The AllianceBernstein Pooling Portfolios - Fixed Income – 73.5%
Bond Inflation Protection Portfolio	391,396	$4,485,398
High-Yield Portfolio	54,462	528,830
Intermediate Duration Bond Portfolio	561,201	6,105,863
Short Duration Bond Portfolio	652,843	6,260,760
Volatility Management Portfolio	467,894	4,805,275

		22,186,126

The AllianceBernstein Pooling Portfolios - Equity – 26.2%
International Growth Portfolio	103,749	858,002
International Value Portfolio	122,878	857,687
Multi-Asset Real Return Portfolio	232,806	2,125,523
Small-Mid Cap Growth Portfolio	20,829	335,135
Small-Mid Cap Value Portfolio	32,448	336,813
U.S. Large Cap Growth Portfolio	160,084	1,706,492
U.S. Value Portfolio	214,041	1,705,907

		7,925,559

Total Investments – 99.7% (cost $27,101,031)		30,111,685
Other assets less liabilities – 0.3%		89,691

Net Assets – 100.0%		$30,201,376

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	79

2000 Retirement Strategy—Portfolio of Investments

2005 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Fixed Income – 66.6%
Bond Inflation Protection Portfolio	401,849	$4,605,189
High-Yield Portfolio	131,159	1,273,561
Intermediate Duration Bond Portfolio	481,776	5,241,722
Short Duration Bond Portfolio	380,385	3,647,890
Volatility Management Portfolio	571,483	5,869,129

		20,637,491

The AllianceBernstein Pooling Portfolios - Equity – 33.6%
International Growth Portfolio	140,161	1,159,133
International Value Portfolio	165,754	1,156,961
Multi-Asset Real Return Portfolio	276,926	2,528,336
Small-Mid Cap Growth Portfolio	31,756	510,950
Small-Mid Cap Value Portfolio	48,340	501,768
U.S. Large Cap Growth Portfolio	213,457	2,275,448
U.S. Value Portfolio	285,392	2,274,574

		10,407,170

Total Investments – 100.2% (cost $26,625,342)		31,044,661
Other assets less liabilities – (0.2)%		(65,171)

Net Assets – 100.0%		$30,979,490

See notes to financial statements.

80	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2005 Retirement Strategy—Portfolio of Investments

2010 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Fixed Income – 57.7%
Bond Inflation Protection Portfolio	1,666,078	$19,093,251
High-Yield Portfolio	899,708	8,736,162
Intermediate Duration Bond Portfolio	1,791,793	19,494,709
Short Duration Bond Portfolio	362,792	3,479,179
Volatility Management Portfolio	2,605,369	26,757,145

		77,560,446

The AllianceBernstein Pooling Portfolios - Equity – 42.5%
International Growth Portfolio	819,317	6,775,754
International Value Portfolio	930,605	6,495,621
Multi-Asset Real Return Portfolio	1,424,097	13,002,008
Small-Mid Cap Growth Portfolio	180,922	2,911,038
Small-Mid Cap Value Portfolio	276,594	2,871,039
U.S. Large Cap Growth Portfolio	1,179,984	12,578,632
U.S. Value Portfolio	1,573,390	12,539,915

		57,174,007

Total Investments – 100.2% (cost $117,064,320)		134,734,453
Other assets less liabilities – (0.2)%		(302,977)

Net Assets – 100.0%		$134,431,476

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	81

2010 Retirement Strategy—Portfolio of Investments

2015 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.3%
The AllianceBernstein Pooling Portfolios - Fixed Income – 50.6%
Bond Inflation Protection Portfolio	2,607,734	$29,884,636
High-Yield Portfolio	2,077,899	20,176,396
Intermediate Duration Bond Portfolio	3,284,427	35,734,568
Volatility Management Portfolio	5,481,036	56,290,241

		142,085,841

The AllianceBernstein Pooling Portfolios - Equity – 49.7%
International Growth Portfolio	2,051,978	16,969,858
International Value Portfolio	2,315,836	16,164,534
Multi-Asset Real Return Portfolio	3,005,759	27,442,583
Small-Mid Cap Growth Portfolio	523,090	8,416,518
Small-Mid Cap Value Portfolio	791,965	8,220,601
U.S. Large Cap Growth Portfolio	2,926,946	31,201,239
U.S. Value Portfolio	3,904,321	31,117,438

		139,532,771

Total Investments – 100.3% (cost $250,855,063)		281,618,612
Other assets less liabilities – (0.3)%		(798,779)

Net Assets – 100.0%		$280,819,833

See notes to financial statements.

82	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2015 Retirement Strategy—Portfolio of Investments

2020 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.4%
The AllianceBernstein Pooling Portfolios - Equity – 57.8%
International Growth Portfolio	3,116,426	$25,772,847
International Value Portfolio	3,539,350	24,704,665
Multi-Asset Real Return Portfolio	4,028,618	36,781,281
Small-Mid Cap Growth Portfolio	865,448	13,925,061
Small-Mid Cap Value Portfolio	1,315,584	13,655,759
U.S. Large Cap Growth Portfolio	4,392,189	46,820,735
U.S. Value Portfolio	5,863,490	46,732,016

		208,392,364

The AllianceBernstein Pooling Portfolios - Fixed Income – 42.6%
Bond Inflation Protection Portfolio	1,710,086	19,597,591
High-Yield Portfolio	2,586,113	25,111,153
Intermediate Duration Bond Portfolio	3,463,224	37,679,875
Volatility Management Portfolio	6,928,503	71,155,726

		153,544,345

Total Investments – 100.4% (cost $329,625,693)		361,936,709
Other assets less liabilities – (0.4)%		(1,267,075)

Net Assets – 100.0%		$360,669,634

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	83

2020 Retirement Strategy—Portfolio of Investments

2025 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.3%
The AllianceBernstein Pooling Portfolios - Equity – 66.5%
International Growth Portfolio	3,122,283	$25,821,283
International Value Portfolio	3,589,938	25,057,768
Multi-Asset Real Return Portfolio	2,975,951	27,170,437
Small-Mid Cap Growth Portfolio	878,542	14,135,739
Small-Mid Cap Value Portfolio	1,366,860	14,188,002
U.S. Large Cap Growth Portfolio	4,308,333	45,926,831
U.S. Value Portfolio	5,742,222	45,765,510

		198,065,570

The AllianceBernstein Pooling Portfolios - Fixed Income – 33.8%
Bond Inflation Protection Portfolio	317,215	3,635,278
High-Yield Portfolio	2,111,006	20,497,866
Intermediate Duration Bond Portfolio	2,130,665	23,181,640
Volatility Management Portfolio	5,211,033	53,517,309

		100,832,093

Total Investments – 100.3% (cost $274,864,365)		298,897,663
Other assets less liabilities – (0.3)%		(759,520)

Net Assets – 100.0%		$298,138,143

See notes to financial statements.

84	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2025 Retirement Strategy—Portfolio of Investments

2030 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.4%
The AllianceBernstein Pooling Portfolios - Equity – 75.7%
International Growth Portfolio	3,276,674	$27,098,093
International Value Portfolio	3,774,180	26,343,776
Multi-Asset Real Return Portfolio	2,157,422	19,697,257
Small-Mid Cap Growth Portfolio	903,897	14,543,708
Small-Mid Cap Value Portfolio	1,382,495	14,350,299
U.S. Large Cap Growth Portfolio	4,409,010	47,000,047
U.S. Value Portfolio	5,885,545	46,907,792

		195,940,972

The AllianceBernstein Pooling Portfolios - Fixed Income – 24.7%
High-Yield Portfolio	1,465,014	14,225,281
Intermediate Duration Bond Portfolio	1,310,875	14,262,325
Volatility Management Portfolio	3,464,711	35,582,587

		64,070,193

Total Investments – 100.4% (cost $237,408,450)		260,011,165
Other assets less liabilities – (0.4)%		(1,129,724)

Net Assets – 100.0%		$258,881,441

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	85

2030 Retirement Strategy—Portfolio of Investments

2035 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 83.2%
International Growth Portfolio	2,569,875	$21,252,868
International Value Portfolio	2,993,862	20,897,159
Multi-Asset Real Return Portfolio	1,125,987	10,280,260
Small-Mid Cap Growth Portfolio	740,740	11,918,505
Small-Mid Cap Value Portfolio	1,119,767	11,623,179
U.S. Large Cap Growth Portfolio	3,525,425	37,581,027
U.S. Value Portfolio	4,682,993	37,323,459

		150,876,457

The AllianceBernstein Pooling Portfolios - Fixed Income – 16.9%
High-Yield Portfolio	275,111	2,671,325
Intermediate Duration Bond Portfolio	819,157	8,912,431
Volatility Management Portfolio	1,852,765	19,027,895

		30,611,651

Total Investments – 100.1% (cost $167,359,313)		181,488,108
Other assets less liabilities – (0.1)%		(264,032)

Net Assets – 100.0%		$181,224,076

See notes to financial statements.

86	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2035 Retirement Strategy—Portfolio of Investments

2040 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.5%
The AllianceBernstein Pooling Portfolios - Equity – 89.2%
International Growth Portfolio	2,343,772	$19,382,993
International Value Portfolio	2,702,629	18,864,348
Multi-Asset Real Return Portfolio	851,394	7,773,227
Small-Mid Cap Growth Portfolio	667,114	10,733,872
Small-Mid Cap Value Portfolio	1,016,748	10,553,850
U.S. Large Cap Growth Portfolio	3,212,425	34,244,450
U.S. Value Portfolio	4,288,180	34,176,793

		135,729,533

The AllianceBernstein Pooling Portfolios - Fixed Income – 11.3%
Intermediate Duration Bond Portfolio	685,369	7,456,819
Volatility Management Portfolio	949,393	9,750,264

		17,207,083

Total Investments – 100.5% (cost $136,560,959)		152,936,616
Other assets less liabilities – (0.5)%		(732,667)

Net Assets – 100.0%		$152,203,949

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	87

2040 Retirement Strategy—Portfolio of Investments

2045 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Equity – 93.8%
International Growth Portfolio	1,735,719	$14,354,399
International Value Portfolio	2,046,413	14,283,961
Multi-Asset Real Return Portfolio	594,364	5,426,546
Small-Mid Cap Growth Portfolio	494,623	7,958,477
Small-Mid Cap Value Portfolio	761,044	7,899,633
U.S. Large Cap Growth Portfolio	2,399,810	25,581,980
U.S. Value Portfolio	3,189,101	25,417,131

		100,922,127

The AllianceBernstein Pooling Portfolios - Fixed Income – 6.4%
Intermediate Duration Bond Portfolio	487,037	5,298,969
Volatility Management Portfolio	157,461	1,617,122

		6,916,091

Total Investments – 100.2% (cost $97,605,677)		107,838,218
Other assets less liabilities – (0.2)%		(262,069)

Net Assets – 100.0%		$107,576,149

See notes to financial statements.

88	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2045 Retirement Strategy—Portfolio of Investments

2050 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 95.2%
International Growth Portfolio	353,021	$2,919,479
International Value Portfolio	418,113	2,918,430
Multi-Asset Real Return Portfolio	117,416	1,072,006
Small-Mid Cap Growth Portfolio	102,861	1,655,028
Small-Mid Cap Value Portfolio	156,924	1,628,873
U.S. Large Cap Growth Portfolio	490,942	5,233,443
U.S. Value Portfolio	646,035	5,148,901

		20,576,160

The AllianceBernstein Pooling Portfolios - Fixed Income – 4.9%
Intermediate Duration Bond Portfolio	97,118	1,056,643

Total Investments – 100.1% (cost $18,987,003)		21,632,803
Other assets less liabilities – (0.1)%		(22,550)

Net Assets – 100.0%		$21,610,253

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	89

2050 Retirement Strategy—Portfolio of Investments

2055 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 102.1%
The AllianceBernstein Pooling Portfolios - Equity – 97.1%
International Growth Portfolio	83,642	$691,716
International Value Portfolio	98,714	689,025
Multi-Asset Real Return Portfolio	27,762	253,470
Small-Mid Cap Growth Portfolio	23,609	379,861
Small-Mid Cap Value Portfolio	36,356	377,371
U.S. Large Cap Growth Portfolio	113,890	1,214,065
U.S. Value Portfolio	151,442	1,206,996

		4,812,504

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.0%
Intermediate Duration Bond Portfolio	22,971	249,928

Total Investments – 102.1% (cost $4,803,691)		5,062,432
Other assets less liabilities – (2.1)%		(104,411)

Net Assets – 100.0%		$4,958,021

See notes to financial statements.

90	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2055 Retirement Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2011

2000 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $27,101,031)	$30,111,685
Receivable for capital stock sold	219,508
Receivable for investments sold	120,852
Receivable due from Adviser	10,576

Total assets	30,462,621

Liabilities
Payable for capital stock redeemed	185,298
Audit fee payable	25,878
Legal fee payable	17,824
Distribution fee payable	7,340
Transfer Agent fee payable	476
Accrued expenses	24,429

Total liabilities	261,245

Net Assets	$30,201,376

Composition of Net Assets
Capital stock, at par	$2,905
Additional paid-in capital	30,159,570
Undistributed net investment income	189,646
Accumulated net realized loss on investment transactions	(3,161,399)
Net unrealized appreciation on investments	3,010,654

$30,201,376

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$6,215,401	587,508	$10.58	*

B	$148,513	14,231	$10.44

C	$524,469	50,246	$10.44

Advisor	$210,871	19,841	$10.63

R	$1,523,866	146,422	$10.41

K	$19,922,472	1,927,202	$10.34

I	$1,655,784	159,731	$10.37

*	The maximum offering price per share for Class A shares was $11.05 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	91

Statement of Assets & Liabilities

2005 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $26,625,342)	$31,044,661
Receivable for investments sold	38,459
Receivable for capital stock sold	21,366
Receivable due from Adviser	7,922

Total assets	31,112,408

Liabilities
Payable for capital stock redeemed	55,240
Audit fee payable	26,878
Legal fee payable	18,268
Registration fee payable	8,812
Distribution fee payable	7,897
Transfer Agent fee payable	5,982
Accrued expenses	9,841

Total liabilities	132,918

Net Assets	$30,979,490

Composition of Net Assets
Capital stock, at par	$3,074
Additional paid-in capital	36,743,124
Undistributed net investment income	107,279
Accumulated net realized loss on investment transactions	(10,293,306)
Net unrealized appreciation on investments	4,419,319

$30,979,490

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$15,389,539	1,525,835	$10.09	*

B	$312,235	31,106	$10.04

C	$333,630	33,298	$10.02

Advisor	$869,627	85,726	$10.14

R	$3,017,153	301,011	$10.02

K	$10,268,253	1,019,045	$10.08

I	$789,053	78,095	$10.10

*	The maximum offering price per share for Class A shares was $10.54 which reflects a sales charge of 4.25%.

See notes to financial statements.

92	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2010 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $117,064,320)	$134,734,453
Receivable for capital stock sold	240,458
Receivable for investments sold	87,032

Total assets	135,061,943

Liabilities
Payable for capital stock redeemed	415,890
Advisory fee payable	78,191
Distribution fee payable	30,610
Transfer Agent fee payable	18,202
Administrative fee payable	15,006
Accrued expenses	72,568

Total liabilities	630,467

Net Assets	$134,431,476

Composition of Net Assets
Capital stock, at par	$13,468
Additional paid-in capital	156,987,704
Undistributed net investment income	744,542
Accumulated net realized loss on investment transactions	(40,984,371)
Net unrealized appreciation on investments	17,670,133

$134,431,476

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$40,406,839	4,054,285	$9.97	*

B	$532,321	53,918	$9.87

C	$2,093,809	212,198	$9.87

Advisor	$13,727,945	1,369,569	$10.02

R	$12,769,154	1,283,330	$9.95

K	$59,759,866	5,981,634	$9.99

I	$5,141,542	513,379	$10.02

*	The maximum offering price per share for Class A shares was $10.41 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	93

Statement of Assets & Liabilities

2015 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $250,855,063)	$281,618,612
Receivable for capital stock sold	315,369
Receivable for investments sold	28,527

Total assets	281,962,508

Liabilities
Payable for capital stock redeemed	753,672
Advisory fee payable	119,149
Distribution fee payable	61,647
Transfer Agent fee payable	17,508
Administrative fee payable	15,006
Accrued expenses	175,693

Total liabilities	1,142,675

Net Assets	$280,819,833

Composition of Net Assets
Capital stock, at par	$28,214
Additional paid-in capital	310,148,227
Undistributed net investment income	1,327,481
Accumulated net realized loss on investment transactions	(61,447,638)
Net unrealized appreciation on investments	30,763,549

$280,819,833

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$75,410,512	7,593,600	$9.93	*

B	$2,078,866	211,321	$9.84

C	$4,289,218	436,046	$9.84

Advisor	$13,101,492	1,309,960	$10.00

R	$32,066,782	3,236,327	$9.91

K	$110,593,233	11,091,167	$9.97

I	$43,279,730	4,335,239	$9.98

*	The maximum offering price per share for Class A shares was $10.37 which reflects a sales charge of 4.25%.

See notes to financial statements.

94	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2020 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $329,625,693)	$361,936,709
Receivable for investments sold	423,026
Receivable for capital stock sold	344,753

Total assets	362,704,488

Liabilities
Payable for capital stock redeemed	1,523,756
Advisory fee payable	234,416
Distribution fee payable	87,362
Administrative fee payable	15,056
Transfer Agent fee payable	202
Accrued expenses	174,062

Total liabilities	2,034,854

Net Assets	$360,669,634

Composition of Net Assets
Capital stock, at par	$37,121
Additional paid-in capital	402,041,842
Undistributed net investment income	1,760,953
Accumulated net realized loss on investment transactions	(75,481,298)
Net unrealized appreciation on investments	32,311,016

$360,669,634

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$89,111,310	9,187,963	$9.70	*

B	$1,927,695	201,178	$9.58

C	$6,326,045	659,143	$9.60

Advisor	$12,351,211	1,264,512	$9.77

R	$43,783,812	4,529,822	$9.67

K	$183,104,933	18,811,678	$9.73

I	$24,064,628	2,466,368	$9.76

*	The maximum offering price per share for Class A shares was $10.13 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	95

Statement of Assets & Liabilities

2025 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $274,864,365)	$298,897,663
Receivable for capital stock sold	470,517
Receivable for investments sold	96,995

Total assets	299,465,175

Liabilities
Payable for capital stock redeemed	887,643
Advisory fee payable	160,215
Distribution fee payable	73,567
Transfer Agent fee payable	44,579
Administrative fee payable	15,006
Accrued expenses	146,022

Total liabilities	1,327,032

Net Assets	$298,138,143

Composition of Net Assets
Capital stock, at par	$30,740
Additional paid-in capital	336,743,342
Undistributed net investment income	1,416,067
Accumulated net realized loss on investment transactions	(64,085,304)
Net unrealized appreciation on investments	24,033,298

$298,138,143

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$91,510,969	9,448,849	$9.68	*

B	$1,254,119	131,272	$9.55

C	$3,757,742	392,905	$9.56

Advisor	$9,124,278	936,454	$9.74

R	$41,027,172	4,239,688	$9.68

K	$137,593,828	14,167,408	$9.71

I	$13,870,035	1,423,484	$9.74

*	The maximum offering price per share for Class A shares was $10.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

96	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2030 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $237,408,450)	$260,011,165
Receivable for capital stock sold	650,594
Receivable for investments sold	427,366

Total assets	261,089,125

Liabilities
Payable for capital stock redeemed	1,872,792
Advisory fee payable	106,365
Distribution fee payable	65,019
Administrative fee payable	15,056
Transfer Agent fee payable	10,380
Accrued expenses	138,072

Total liabilities	2,207,684

Net Assets	$258,881,441

Composition of Net Assets
Capital stock, at par	$27,159
Additional paid-in capital	285,689,628
Undistributed net investment income	987,122
Accumulated net realized loss on investment transactions	(50,425,183)
Net unrealized appreciation on investments	22,602,715

$258,881,441

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$74,094,793	7,773,400	$9.53	*

B	$1,141,582	121,405	$9.40

C	$4,427,655	470,890	$9.40

Advisor	$7,279,907	758,823	$9.59

R	$40,173,604	4,226,214	$9.51

K	$117,596,370	12,327,015	$9.54

I	$14,167,530	1,480,828	$9.57

*	The maximum offering price per share for Class A shares was $9.95 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	97

Statement of Assets & Liabilities

2035 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $167,359,313)	$181,488,108
Receivable for capital stock sold	343,840

Total assets	181,831,948

Liabilities
Payable for capital stock redeemed	222,273
Payable for investments purchased	118,043
Advisory fee payable	79,728
Transfer Agent out of pocket fee payable	38,969
Distribution fee payable	44,218
Administrative fee payable	15,006
Transfer Agent fee payable	9,645
Accrued expenses	79,990

Total liabilities	607,872

Net Assets	$181,224,076

Composition of Net Assets
Capital stock, at par	$19,212
Additional paid-in capital	199,589,308
Undistributed net investment income	1,094,065
Accumulated net realized loss on investment transactions	(33,607,304)
Net unrealized appreciation on investments	14,128,795

$181,224,076

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$51,487,644	5,451,312	$9.45	*

B	$810,250	86,769	$9.34

C	$2,745,686	294,031	$9.34

Advisor	$6,148,052	647,017	$9.50

R	$25,611,929	2,733,706	$9.37

K	$83,579,539	8,854,153	$9.44

I	$10,840,976	1,144,635	$9.47

*	The maximum offering price per share for Class A shares was $9.87 which reflects a sales charge of 4.25%.

See notes to financial statements.

98	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2040 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $136,560,959)	$152,936,616
Receivable for capital stock sold	399,308
Receivable for investments sold	229,506

Total assets	153,565,430

Liabilities
Payable for capital stock redeemed	1,086,179
Advisory fee payable	120,725
Distribution fee payable	37,725
Administrative fee payable	14,506
Transfer Agent fee payable	6,726
Accrued expenses	95,620

Total liabilities	1,361,481

Net Assets	$152,203,949

Composition of Net Assets
Capital stock, at par	$15,855
Additional paid-in capital	161,924,661
Undistributed net investment income	909,792
Accumulated net realized loss on investment transactions	(27,022,016)
Net unrealized appreciation on investments	16,375,657

$152,203,949

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$44,823,322	4,658,299	$9.62	*

B	$826,249	86,886	$9.51

C	$2,512,889	264,161	$9.51

Advisor	$5,671,014	585,342	$9.69

R	$24,350,815	2,549,262	$9.55

K	$64,454,324	6,718,590	$9.59

I	$9,565,336	992,931	$9.63

*	The maximum offering price per share for Class A shares was $10.05 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	99

Statement of Assets & Liabilities

2045 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $97,605,677)	$107,838,218
Receivable for capital stock sold	269,660

Total assets	108,107,878

Liabilities
Payable for capital stock redeemed	335,963
Advisory fee payable	28,733
Distribution fee payable	26,686
Payable for investments purchased	14,913
Administrative fee payable	14,747
Transfer Agent fee payable	7,963
Accrued expenses	102,724

Total liabilities	531,729

Net Assets	$107,576,149

Composition of Net Assets
Capital stock, at par	$11,471
Additional paid-in capital	112,061,882
Undistributed net investment income	280,873
Accumulated net realized loss on investment transactions	(15,010,618)
Net unrealized appreciation on investments	10,232,541

$107,576,149

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$36,465,386	3,873,343	$9.41	*

B	$304,842	32,849	$9.28

C	$1,706,225	184,009	$9.27

Advisor	$6,701,819	707,339	$9.47

R	$18,555,113	1,991,746	$9.32

K	$39,787,332	4,250,014	$9.36

I	$4,055,432	432,027	$9.39

*	The maximum offering price per share for Class A shares was $9.83 which reflects a sales charge of 4.25%.

See notes to financial statements.

100	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2050 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $18,987,003)	$21,632,803
Receivable for capital stock sold	149,097
Receivable due from Adviser	21,313

Total assets	21,803,213

Liabilities
Payable for capital stock redeemed	70,842
Payable for investments purchased	41,042
Audit fee payable	25,879
Legal fee payable	17,395
Registration fee payable	16,000
Transfer Agent fee payable	7,698
Distribution fee payable	4,987
Accrued expenses	9,117

Total liabilities	192,960

Net Assets	$21,610,253

Composition of Net Assets
Capital stock, at par	$2,737
Additional paid-in capital	19,319,765
Accumulated net realized loss on investment transactions	(358,049)
Net unrealized appreciation on investments	2,645,800

$21,610,253

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$4,222,992	532,599	$7.93	*

B	$30,539	3,899	$7.83

C	$314,930	40,154	$7.84

Advisor	$958,370	120,064	$7.98

R	$3,221,177	409,607	$7.86

K	$11,785,498	1,494,180	$7.89

I	$1,076,747	136,069	$7.91

*	The maximum offering price per share for Class A shares was $8.28 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	101

Statement of Assets & Liabilities

2055 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $4,803,691)	$5,062,432
Receivable for capital stock sold	35,488
Receivable for investments sold	7,540

Total assets	5,105,460

Liabilities
Payable to Adviser	56,594
Audit fee payable	25,745
Payable for capital stock redeemed	21,369
Legal fee payable	17,558
Registration fee payable	16,001
Distribution fee payable	1,197
Transfer Agent fee payable	115
Accrued expenses	8,860

Total liabilities	147,439

Net Assets	$4,958,021

Composition of Net Assets
Capital stock, at par	$648
Additional paid-in capital	4,720,585
Undistributed net investment income	18,256
Accumulated net realized loss on investment transactions	(40,209)
Net unrealized appreciation on investments	258,741

$4,958,021

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$997,491	126,573	$7.88	*

B	$26,021	3,372	$7.72

C	$69,764	9,053	$7.71

Advisor	$137,896	17,415	$7.92

R	$764,817	101,494	$7.54

K	$2,843,724	374,147	$7.60

I	$118,308	15,528	$7.62

*	The maximum offering price per share for Class A shares was $8.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

102	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2011

	2000 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$1,035,239

Expenses
Advisory fee (see Note B)	$172,642
Distribution fee – Class A	19,528
Distribution fee – Class B	1,588
Distribution fee – Class C	7,265
Distribution fee – Class R	12,501
Distribution fee – Class K	49,374
Transfer agency – Class A	8,045
Transfer agency – Class B	239
Transfer agency – Class C	1,380
Transfer agency – Advisor Class	658
Transfer agency – Class R	5,406
Transfer agency – Class K	39,499
Transfer agency – Class I	1,583
Registration fees	98,575
Administrative	64,015
Custodian	59,802
Legal	30,080
Audit	28,930
Printing	21,337
Directors’ fees	3,690
Miscellaneous	4,994

Total expenses	631,131
Less: expenses waived and reimbursed by the Adviser (see Note B)	(380,789)

Net expenses		250,342

Net investment income		784,897

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		1,034,420
Net realized gain distributions from affiliated Underlying Portfolios		115,688
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		860,105

Net gain on investment transactions		2,010,213

Net Increase in Net Assets from Operations		$2,795,110

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	103

Statement of Operations

	2005 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$1,302,546

Expenses
Advisory fee (see Note B)	$201,109
Distribution fee – Class A	61,050
Distribution fee – Class B	4,347
Distribution fee – Class C	3,364
Distribution fee – Class R	17,572
Distribution fee – Class K	27,428
Transfer agency – Class A	23,348
Transfer agency – Class B	540
Transfer agency – Class C	590
Transfer agency – Advisor Class	710
Transfer agency – Class R	8,405
Transfer agency – Class K	21,943
Transfer agency – Class I	512
Registration fees	99,175
Administrative	64,015
Custodian	59,802
Legal	31,080
Audit	29,930
Printing	18,595
Directors’ fees	3,690
Miscellaneous	5,130

Total expenses	682,335
Less: expenses waived and reimbursed by the Adviser (see Note B)	(360,152)

Net expenses		322,183

Net investment income		980,363

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		1,549,913
Net realized gain distributions from affiliated Underlying Portfolios		161,554
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		1,513,105

Net gain on investment transactions		3,224,572

Net Increase in Net Assets from Operations		$4,204,935

See notes to financial statements.

104	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2010 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$5,979,931

Expenses
Advisory fee (see Note B)	$911,585
Distribution fee – Class A	161,894
Distribution fee – Class B	6,506
Distribution fee – Class C	22,662
Distribution fee – Class R	76,148
Distribution fee – Class K	176,992
Transfer agency – Class A	58,416
Transfer agency – Class B	1,002
Transfer agency – Class C	3,405
Transfer agency – Advisor Class	15,937
Transfer agency – Class R	36,853
Transfer agency – Class K	141,594
Transfer agency – Class I	9,172
Registration fees	107,890
Administrative	64,015
Custodian	59,802
Legal	31,080
Audit	28,930
Printing	10,985
Directors’ fees	3,690
Miscellaneous	8,760

Total expenses	1,937,318
Less: expenses waived and reimbursed by the Adviser (see Note B)	(515,234)

Net expenses		1,422,084

Net investment income		4,557,847

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		1,204,806
Net realized gain distributions from affiliated Underlying Portfolios		716,960
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		14,134,396

Net gain on investment transactions		16,056,162

Net Increase in Net Assets from Operations		$20,614,009

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	105

Statement of Operations

	2015 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$11,117,992

Expenses
Advisory fee (see Note B)	$1,930,491
Distribution fee – Class A	284,166
Distribution fee – Class B	23,141
Distribution fee – Class C	41,708
Distribution fee – Class R	207,602
Distribution fee – Class K	299,672
Transfer agency – Class A	82,858
Transfer agency – Class B	2,667
Transfer agency – Class C	4,999
Transfer agency – Advisor Class	12,242
Transfer agency – Class R	107,953
Transfer agency – Class K	239,738
Transfer agency – Class I	48,556
Registration fees	108,140
Administrative	64,515
Custodian	59,802
Printing	38,302
Legal	32,080
Audit	28,930
Directors’ fees	3,690
Miscellaneous	12,348

Total expenses	3,633,600
Less: expenses waived and reimbursed by the Adviser (see Note B)	(750,296)

Net expenses		2,883,304

Net investment income		8,234,688

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(2,741,250)
Net realized gain distributions from affiliated Underlying Portfolios		1,322,254
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		32,064,683

Net gain on investment transactions		30,645,687

Net Increase in Net Assets from Operations		$38,880,375

See notes to financial statements.

106	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2020 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$13,975,290

Expenses
Advisory fee (see Note B)	$2,508,874
Distribution fee – Class A	356,916
Distribution fee – Class B	21,884
Distribution fee – Class C	61,047
Distribution fee – Class R	265,459
Distribution fee – Class K	491,161
Transfer agency – Class A	110,005
Transfer agency – Class B	2,750
Transfer agency – Class C	7,782
Transfer agency – Advisor Class	13,425
Transfer agency – Class R	126,859
Transfer agency – Class K	359,928
Transfer agency – Class I	27,243
Registration fees	109,830
Administrative	64,315
Custodian	59,802
Printing	47,877
Legal	32,080
Audit	28,930
Directors’ fees	3,690
Miscellaneous	14,345

Total expenses	4,714,202
Less: expenses waived and reimbursed by the Adviser (see Note B)	(716,159)

Net expenses		3,998,043

Net investment income		9,977,247

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(6,552,436)
Net realized gain distributions from affiliated Underlying Portfolios		1,671,964
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		45,897,075

Net gain on investment transactions		41,016,603

Net Increase in Net Assets from Operations		$50,993,850

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	107

Statement of Operations

	2025 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$11,177,077

Expenses
Advisory fee (see Note B)	$2,082,020
Distribution fee – Class A	354,199
Distribution fee – Class B	14,175
Distribution fee – Class C	41,188
Distribution fee – Class R	244,479
Distribution fee – Class K	360,527
Transfer agency – Class A	138,675
Transfer agency – Class B	2,272
Transfer agency – Class C	7,072
Transfer agency – Advisor Class	13,349
Transfer agency – Class R	127,129
Transfer agency – Class K	265,234
Transfer agency – Class I	20,468
Registration fees	107,870
Administrative	63,515
Custodian	59,802
Printing	43,299
Legal	32,080
Audit	28,930
Directors’ fees	3,690
Miscellaneous	13,084

Total expenses	4,023,057
Less: expenses waived and reimbursed by the Adviser (see Note B)	(629,636)

Net expenses		3,393,421

Net investment income		7,783,656

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(9,075,643)
Net realized gain distributions from affiliated Underlying Portfolios		1,214,506
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		43,163,984

Net gain on investment transactions		35,302,847

Net Increase in Net Assets from Operations		$43,086,503

See notes to financial statements.

108	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2030 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$9,035,766

Expenses
Advisory fee (see Note B)	$1,977,902
Distribution fee – Class A	290,650
Distribution fee – Class B	12,868
Distribution fee – Class C	51,132
Distribution fee – Class R	221,152
Distribution fee – Class K	329,373
Transfer agency – Class A	115,893
Transfer agency – Class B	2,119
Transfer agency – Class C	8,805
Transfer agency – Advisor Class	11,740
Transfer agency – Class R	107,768
Transfer agency – Class K	247,034
Transfer agency – Class I	18,584
Registration fees	110,140
Administrative	63,815
Custodian	59,802
Printing	46,836
Legal	34,080
Audit	28,930
Directors’ fees	3,690
Miscellaneous	11,720

Total expenses	3,754,033
Less: expenses waived and reimbursed by the Adviser (see Note B)	(657,951)

Net expenses		3,096,082

Net investment income		5,939,684

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(9,616,304)
Net realized gain distributions from affiliated Underlying Portfolios		804,874
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		41,820,711

Net gain on investment transactions		33,009,281

Net Increase in Net Assets from Operations		$38,948,965

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	109

Statement of Operations

	2035 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$5,384,944

Expenses
Advisory fee (see Note B)	$1,352,291
Distribution fee – Class A	198,123
Distribution fee – Class B	9,013
Distribution fee – Class C	31,642
Distribution fee – Class R	151,322
Distribution fee – Class K	222,437
Transfer agency – Class A	84,259
Transfer agency – Class B	1,514
Transfer agency – Class C	5,670
Transfer agency – Advisor Class	9,693
Transfer agency – Class R	73,772
Transfer agency – Class K	167,348
Transfer agency – Class I	13,476
Registration fees	107,390
Administrative	63,515
Custodian	59,802
Printing	43,069
Legal	31,080
Audit	28,930
Directors’ fees	3,690
Miscellaneous	9,489

Total expenses	2,667,525
Less: expenses waived and reimbursed by the Adviser (see Note B)	(557,066)

Net expenses		2,110,459

Net investment income		3,274,485

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(8,358,290)
Net realized gain distributions from affiliated Underlying Portfolios		425,690
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		30,066,534

Net gain on investment transactions		22,133,934

Net Increase in Net Assets from Operations		$25,408,419

See notes to financial statements.

110	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2040 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$4,499,970

Expenses
Advisory fee (see Note B)	$1,161,021
Distribution fee – Class A	173,596
Distribution fee – Class B	9,306
Distribution fee – Class C	30,583
Distribution fee – Class R	140,139
Distribution fee – Class K	177,306
Transfer agency – Class A	74,576
Transfer agency – Class B	1,549
Transfer agency – Class C	6,733
Transfer agency – Advisor Class	9,445
Transfer agency – Class R	68,277
Transfer agency – Class K	133,034
Transfer agency – Class I	12,809
Registration fees	106,732
Administrative	63,015
Custodian	59,802
Printing	43,004
Legal	31,080
Audit	28,930
Directors’ fees	3,689
Miscellaneous	9,125

Total expenses	2,343,751
Less: expenses waived and reimbursed by the Adviser (see Note B)	(508,905)

Net expenses		1,834,846

Net investment income		2,665,124

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(8,219,680)
Net realized gain distributions from affiliated Underlying Portfolios		217,495
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		28,465,352

Net gain on investment transactions		20,463,167

Net Increase in Net Assets from Operations		$23,128,291

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	111

Statement of Operations

	2045 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$2,957,308

Expenses
Advisory fee (see Note B)	$780,656
Distribution fee – Class A	129,855
Distribution fee – Class B	3,438
Distribution fee – Class C	18,218
Distribution fee – Class R	105,200
Distribution fee – Class K	103,968
Transfer agency – Class A	84,028
Transfer agency – Class B	920
Transfer agency – Class C	5,152
Transfer agency – Advisor Class	13,727
Transfer agency – Class R	54,704
Transfer agency – Class K	78,172
Transfer agency – Class I	5,927
Registration fees	106,258
Administrative	63,015
Custodian	59,801
Printing	38,052
Legal	31,580
Audit	28,930
Directors’ fees	3,689
Miscellaneous	7,725

Total expenses	1,723,015
Less: expenses waived and reimbursed by the Adviser (see Note B)	(485,600)

Net expenses		1,237,415

Net investment income		1,719,893

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(5,196,332)
Net realized gain distributions from affiliated Underlying Portfolios		29,132
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		17,750,959

Net gain on investment transactions		12,583,759

Net Increase in Net Assets from Operations		$14,303,652

See notes to financial statements.

112	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2050 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$514,897

Expenses
Advisory fee (see Note B)	$140,357
Distribution fee – Class A	14,899
Distribution fee – Class B	323
Distribution fee – Class C	2,879
Distribution fee – Class R	16,215
Distribution fee – Class K	26,360
Transfer agency – Class A	14,418
Transfer agency – Class B	122
Transfer agency – Class C	890
Transfer agency – Advisor Class	5,022
Transfer agency – Class R	7,942
Transfer agency – Class K	21,088
Transfer agency – Class I	1,238
Registration fees	106,047
Administrative	63,015
Custodian	59,802
Printing	34,289
Legal	31,080
Audit	28,930
Directors’ fees	3,690
Miscellaneous	5,489

Total expenses	584,095
Less: expenses waived and reimbursed by the Adviser (see Note B)	(363,628)

Net expenses		220,467

Net investment income		294,430

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		954,621
Net realized gain distributions from affiliated Underlying Portfolios		2,005
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		1,026,132

Net gain on investment transactions		1,982,758

Net Increase in Net Assets from Operations		$2,277,188

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	113

Statement of Operations

	2055 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$115,632

Expenses
Advisory fee (see Note B)	$31,722
Distribution fee – Class A	3,099
Distribution fee – Class B	256
Distribution fee – Class C	613
Distribution fee – Class R	3,713
Distribution fee – Class K	6,610
Transfer agency – Class A	10,414
Transfer agency – Class B	295
Transfer agency – Class C	541
Transfer agency – Advisor Class	6,525
Transfer agency – Class R	1,579
Transfer agency – Class K	4,998
Transfer agency – Class I	107
Registration fees	108,756
Administrative	63,015
Custodian	59,802
Legal	31,080
Audit	28,930
Printing	21,784
Directors’ fees	3,683
Miscellaneous	4,489

Total expenses	392,011
Less: expenses waived and reimbursed by the Adviser (see Note B)	(341,606)

Net expenses		50,405

Net investment income		65,227

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		249,976
Net realized gain distributions from affiliated Underlying Portfolios		447
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		166,769

Net gain on investment transactions		417,192

Net Increase in Net Assets from Operations		$482,419

See notes to financial statements.

114	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

2000 Retirement Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$784,897	$491,333
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	1,034,420	(234,808)
Net realized gain distributions from affiliated Underlying Portfolios	115,688	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	860,105	1,859,260

Net increase in net assets from operations	2,795,110	2,115,785
Dividends to Shareholders from
Net investment income
Class A	(166,738)	(140,012)
Class B	(3,288)	(1,237)
Class C	(14,936)	(12,151)
Advisor Class	(9,591)	(12,243)
Class R	(69,626)	(32,917)
Class K	(549,714)	(330,312)
Class I	(50,202)	(53,096)
Capital Stock Transactions
Net increase (decrease)	(1,132,983)	1,875,634

Total increase	798,032	3,409,451
Net Assets
Beginning of period	29,403,344	25,993,893

End of period (including undistributed net investment income of $189,646 and $268,844, respectively)	$30,201,376	$29,403,344

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	115

Statement of Changes in Net Assets

2005 Retirement Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$980,363	$763,328
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	1,549,913	(2,888,737)
Net realized gain distributions from affiliated Underlying Portfolios	161,554	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	1,513,105	5,680,933

Net increase in net assets from operations	4,204,935	3,555,524
Dividends to Shareholders from
Net investment income
Class A	(627,180)	(480,010)
Class B	(8,245)	(6,070)
Class C	(6,181)	(7,642)
Advisor Class	(14,418)	(14,886)
Class R	(97,183)	(62,071)
Class K	(330,009)	(305,201)
Class I	(13,423)	(41,099)
Capital Stock Transactions
Net decrease	(10,402,385)	(8,779,510)

Total decrease	(7,294,089)	(6,140,965)
Net Assets
Beginning of period	38,273,579	44,414,544

End of period (including undistributed net investment income of $107,279 and $223,555, respectively)	$30,979,490	$38,273,579

See notes to financial statements.

116	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

2010 Retirement Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,557,847	$3,052,883
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	1,204,806	(21,691,040)
Net realized gain distributions from affiliated Underlying Portfolios	716,960	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	14,134,396	32,403,130

Net increase in net assets from operations	20,614,009	13,764,973
Dividends to Shareholders from
Net investment income
Class A	(1,706,787)	(1,273,343)
Class B	(14,645)	(13,321)
Class C	(48,552)	(26,851)
Advisor Class	(456,524)	(296,219)
Class R	(386,463)	(284,252)
Class K	(2,081,233)	(1,320,434)
Class I	(245,050)	(302,236)
Capital Stock Transactions
Net decrease	(42,147,465)	(21,228,134)

Total decrease	(26,472,710)	(10,979,817)
Net Assets
Beginning of period	160,904,186	171,884,003

End of period (including undistributed net investment income of $744,542 and $1,125,949, respectively)	$134,431,476	$160,904,186

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	117

Statement of Changes in Net Assets

2015 Retirement Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,234,688	$5,187,899
Net realized loss on sale of affiliated Underlying Portfolio shares	(2,741,250)	(40,077,636)
Net realized gain distributions from affiliated Underlying Portfolios	1,322,254	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	32,064,683	56,683,953

Net increase in net assets from operations	38,880,375	21,794,216
Dividends to Shareholders from
Net investment income
Class A	(2,691,668)	(1,824,055)
Class B	(49,253)	(28,409)
Class C	(79,245)	(39,738)
Advisor Class	(393,906)	(301,136)
Class R	(1,076,712)	(538,078)
Class K	(3,233,318)	(2,035,919)
Class I	(1,311,504)	(1,105,622)
Capital Stock Transactions
Net decrease	(39,727,467)	(10,182,546)

Total increase (decrease)	(9,682,698)	5,738,713
Net Assets
Beginning of period	290,502,531	284,763,818

End of period (including undistributed net investment income of $1,327,481 and $1,928,399, respectively)	$280,819,833	$290,502,531

See notes to financial statements.

118	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

2020 Retirement Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,977,247	$5,985,896
Net realized loss on sale of affiliated Underlying Portfolio shares	(6,552,436)	(56,837,211)
Net realized gain distributions from affiliated Underlying Portfolios	1,671,964	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	45,897,075	74,346,229

Net increase in net assets from operations	50,993,850	23,494,914
Dividends to Shareholders from
Net investment income
Class A	(3,052,445)	(2,035,061)
Class B	(40,206)	(29,200)
Class C	(108,767)	(58,889)
Advisor Class	(381,402)	(270,620)
Class R	(1,207,396)	(675,856)
Class K	(4,964,092)	(2,972,617)
Class I	(773,509)	(708,255)
Capital Stock Transactions
Net increase (decrease)	(53,736,080)	4,443,711

Total increase (decrease)	(13,270,047)	21,188,127
Net Assets
Beginning of period	373,939,681	352,751,554

End of period (including undistributed net investment income of $1,760,953 and $2,311,523, respectively)	$360,669,634	$373,939,681

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	119

Statement of Changes in Net Assets

2025 Retirement Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,783,656	$4,878,074
Net realized loss on sale of affiliated Underlying Portfolio shares	(9,075,643)	(42,000,057)
Net realized gain distributions from affiliated Underlying Portfolios	1,214,506	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	43,163,984	54,498,915

Net increase in net assets from operations	43,086,503	17,376,932
Dividends to Shareholders from
Net investment income
Class A	(2,892,298)	(1,894,355)
Class B	(25,640)	(16,403)
Class C	(71,679)	(35,672)
Advisor Class	(274,208)	(213,206)
Class R	(1,043,083)	(604,613)
Class K	(3,417,444)	(2,110,430)
Class I	(433,104)	(542,250)
Capital Stock Transactions
Net increase (decrease)	(44,457,374)	6,893,982

Total increase (decrease)	(9,528,327)	18,853,985
Net Assets
Beginning of period	307,666,470	288,812,485

End of period (including undistributed net investment income of $1,416,067 and $1,789,867, respectively)	$298,138,143	$307,666,470

See notes to financial statements.

120	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

2030 Retirement Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,939,684	$3,589,192
Net realized loss on sale of affiliated Underlying Portfolio shares	(9,616,304)	(33,919,574)
Net realized gain distributions from affiliated Underlying Portfolios	804,874	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	41,820,711	41,483,122

Net increase in net assets from operations	38,948,965	11,152,740
Dividends to Shareholders from
Net investment income
Class A	(1,984,492)	(1,300,506)
Class B	(16,551)	(14,034)
Class C	(66,408)	(44,404)
Advisor Class	(199,484)	(150,269)
Class R	(799,913)	(452,119)
Class K	(2,725,822)	(1,746,128)
Class I	(335,587)	(365,592)
Capital Stock Transactions
Net increase (decrease)	(44,555,677)	9,509,451

Total increase (decrease)	(11,734,969)	16,589,139
Net Assets
Beginning of period	270,616,410	254,027,271

End of period (including undistributed net investment income of $987,122 and $1,175,695, respectively)	$258,881,441	$270,616,410

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	121

Statement of Changes in Net Assets

2035 Retirement Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,274,485	$1,819,220
Net realized loss on sale of affiliated Underlying Portfolio shares	(8,358,290)	(22,582,358)
Net realized gain distributions from affiliated Underlying Portfolios	425,690	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	30,066,534	26,186,262

Net increase in net assets from operations	25,408,419	5,423,124
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,038,884)	(561,984)
Class B	(7,965)	(2,680)
Class C	(28,993)	(6,562)
Advisor Class	(128,461)	(77,021)
Class R	(429,191)	(155,426)
Class K	(1,473,894)	(625,381)
Class I	(205,247)	(176,768)
Net realized gain on investment transactions
Class A	– 0	–	(233,455)
Class B	– 0	–	(3,592)
Class C	– 0	–	(8,598)
Advisor Class	– 0	–	(24,538)
Class R	– 0	–	(81,406)
Class K	– 0	–	(241,855)
Class I	– 0	–	(53,355)
Capital Stock Transactions
Net increase (decrease)	(21,894,367)	5,951,905

Total increase	201,417	9,122,408
Net Assets
Beginning of period	181,022,659	171,900,251

End of period (including undistributed net investment income of $1,094,065 and $1,132,215, respectively)	$181,224,076	$181,022,659

See notes to financial statements.

122	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

2040 Retirement Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,665,124	$1,574,116
Net realized loss on sale of affiliated Underlying Portfolio shares	(8,219,680)	(13,968,526)
Net realized gain distributions from affiliated Underlying Portfolios	217,495	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	28,465,352	16,060,754

Net increase in net assets from operations	23,128,291	3,666,344
Dividends and Distributions to Shareholders from
Net investment income
Class A	(895,318)	(444,877)
Class B	(7,254)	(2,188)
Class C	(24,261)	(6,035)
Advisor Class	(115,241)	(68,546)
Class R	(377,223)	(148,437)
Class K	(1,177,581)	(505,543)
Class I	(186,447)	(149,100)
Net realized gain on investment transactions
Class A	– 0	–	(207,930)
Class B	– 0	–	(3,486)
Class C	– 0	–	(9,565)
Advisor Class	– 0	–	(23,608)
Class R	– 0	–	(82,017)
Class K	– 0	–	(199,216)
Class I	– 0	–	(46,689)
Capital Stock Transactions
Net increase (decrease)	(25,735,108)	6,627,912

Total increase (decrease)	(5,390,142)	8,397,019
Net Assets
Beginning of period	157,594,091	149,197,072

End of period (including undistributed net investment income of $909,792 and $1,027,993, respectively)	$152,203,949	$157,594,091

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	123

Statement of Changes in Net Assets

2045 Retirement Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,719,893	$1,040,389
Net realized loss on sale of affiliated Underlying Portfolio shares	(5,196,332)	(6,648,115)
Net realized gain distributions from affiliated Underlying Portfolios	29,132	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	17,750,959	7,486,956

Net increase in net assets from operations	14,303,652	1,879,230
Dividends and Distributions to Shareholders from
Net investment income
Class A	(607,796)	(465,885)
Class B	(2,380)	(1,731)
Class C	(11,981)	(6,930)
Advisor Class	(102,799)	(76,815)
Class R	(268,413)	(142,825)
Class K	(671,669)	(378,793)
Class I	(86,414)	(138,721)
Net realized gain on investment transactions
Class A	– 0	–	(231,195)
Class B	– 0	–	(1,995)
Class C	– 0	–	(7,819)
Advisor Class	– 0	–	(31,183)
Class R	– 0	–	(78,362)
Class K	– 0	–	(168,438)
Class I	– 0	–	(51,882)
Capital Stock Transactions
Net increase (decrease)	(7,445,964)	11,192,156

Total increase	5,106,236	11,288,812
Net Assets
Beginning of period	102,469,913	91,181,101

End of period (including undistributed net investment income of $280,873 and $312,432, respectively)	$107,576,149	$102,469,913

See notes to financial statements.

124	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2050 Retirement Strategy
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$294,430	$141,826
Net realized gain on sale of affiliated Underlying Portfolio shares	954,621	235,880
Net realized gain distributions from affiliated Underlying Portfolios	2,005	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	1,026,132	(478,726)

Net increase (decrease) in net assets from operations	2,277,188	(101,020)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(78,953)	(33,273)
Class B	(293)	(164)
Class C	(2,563)	(770)
Advisor Class	(19,667)	(19,645)
Class R	(49,324)	(22,634)
Class K	(190,371)	(71,210)
Class I	(19,753)	(12,653)
Net realized gain on investment transactions
Class A	(35,019)	– 0	–
Class B	(201)	– 0	–
Class C	(1,762)	– 0	–
Advisor Class	(7,512)	– 0	–
Class R	(19,658)	– 0	–
Class K	(65,852)	– 0	–
Class I	(6,138)	– 0	–
Capital Stock Transactions
Net increase	2,171,988	6,843,344

Total increase	3,952,110	6,581,975
Net Assets
Beginning of period	17,658,143	11,076,168

End of period (including undistributed net investment income of $– 0 – and $48,837, respectively)	$21,610,253	$17,658,143

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	125

Statement of Changes in Net Assets

2055 Retirement Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$65,227	$33,778
Net realized gain on sale of affiliated Underlying Portfolio shares	249,976	218,203
Net realized gain distributions from affiliated Underlying Portfolios	447	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	166,769	(294,229)

Net increase (decrease) in net assets from operations	482,419	(42,248)
Dividends to Shareholders from
Net investment income
Class A	(4,586)	(1,158)
Advisor Class	(1,223)	(1,440)
Class R	(11,681)	(5,565)
Class K	(47,050)	(23,947)
Class I	(1,727)	(1,277)
Capital Stock Transactions
Net increase	629,892	1,292,317

Total increase	1,046,044	1,216,682
Net Assets
Beginning of period	3,911,977	2,695,295

End of period (including undistributed net investment income of $18,256 and $19,296, respectively)	$4,958,021	$3,911,977

See notes to financial statements.

126	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2011

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies (the “Strategies”) commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 12 portfolios, which are the twelve Strategies. The AllianceBernstein Blended Style Series Global Blend Portfolio and AllianceBernstein Blended Style Series’ U.S. Large Cap Portfolio, each formerly a series of the Company, ceased operations on November 24, 2008 and August 16, 2011, respectively. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a “Strategy” together, the “Strategies”). The AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy commenced operations on June 29, 2007. The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategy to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	127

Notes to Financial Statements

rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

128	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2011:

Investments in Underlying Portfolios	Level 1	Level 2			Level 3			Total
2000 Retirement Strategy
Mutual Funds Investment Companies	$30,111,685	$	– 0	–	$	– 0	–	$30,111,685

2005 Retirement Strategy
Mutual Funds Investment Companies	31,044,661		– 0	–		– 0	–	31,044,661

2010 Retirement Strategy
Mutual Funds Investment Companies	134,734,453		– 0	–		– 0	–	134,734,453

2015 Retirement Strategy
Mutual Funds Investment Companies	281,618,612		– 0	–		– 0	–	281,618,612

2020 Retirement Strategy
Mutual Funds Investment Companies	361,936,709		– 0	–		– 0	–	361,936,709

2025 Retirement Strategy
Mutual Funds Investment Companies	298,897,663		– 0	–		– 0	–	298,897,663

2030 Retirement Strategy
Mutual Funds Investment Companies	260,011,165		– 0	–		– 0	–	260,011,165

2035 Retirement Strategy
Mutual Funds Investment Companies	181,488,108		– 0	–		– 0	–	181,488,108

2040 Retirement Strategy
Mutual Funds Investment Companies	152,936,616		– 0	–		– 0	–	152,936,616

2045 Retirement Strategy
Mutual Funds Investment Companies	107,838,218		– 0	–		– 0	–	107,838,218

2050 Retirement Strategy
Mutual Funds Investment Companies	21,632,803		– 0	–		– 0	–	21,632,803

2055 Retirement Strategy
Mutual Funds Investment Companies	5,062,432		– 0	–		– 0	–	5,062,432

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	129

Notes to Financial Statements

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Strategy in proportion to its net assets. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
2000, 2005 and 2010(a)	0.55%	0.45%	0.40%
2015, 2020 and 2025(b)	0.60%	0.50%	0.45%
2030, 2035, 2040, 2045, 2050 and 2055	0.65%	0.55%	0.50%

(a)	Prior to January 1, 2010, Strategy 2010’s advisory fee rates were 0.60%, 0.50%, and 0.45% of the asset levels described above, respectively.

(b)	Prior to October 1, 2010, Strategy 2025’s advisory fee rates were 0.65%, 0.55%, and 0.50% of the asset levels described above, respectively.

Such fees are accrued daily and paid monthly.

130	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (including expenses of the Underlying Portfolios) as follows:

	Effective March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	0.86%	1.56%	1.56%	0.56%	1.06%	0.81%	0.56%
2005	0.92%	1.62%	1.62%	0.62%	1.12%	0.87%	0.62%
2010	0.94%	1.64%	1.64%	0.64%	1.14%	0.89%	0.64%
2015	0.98%	1.68%	1.68%	0.68%	1.18%	0.93%	0.68%
2020	1.02%	1.72%	1.72%	0.72%	1.22%	0.97%	0.72%
2025	1.04%	1.74%	1.74%	0.74%	1.24%	0.99%	0.74%
2030	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2035	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2040	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2045	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2050(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2055(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%

(a)	Effective June 29, 2007.

For the year ended August 31, 2011, such waivers and reimbursement amounted to:

Strategy	Amount	Strategy	Amount
2000	$316,774	2030	$657,951
2005	296,137	2035	557,066
2010	515,234	2040	508,905
2015	750,296	2045	485,600
2020	716,159	2050	300,613
2025	629,636	2055	278,591

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to the Strategies by the Adviser. For the year ended August 31, 2011, such fees amounted to:

Strategy	Administrative Fees
2000	$64,015
2005	64,015
2010	64,015
2015	64,515
2020	64,315
2025	63,515
2030	63,815
2035	63,515
2040	63,015
2045	63,015
2050	63,015
2055	63,015

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	131

Notes to Financial Statements

For the year ended August 31, 2011 the Adviser voluntarily agreed to waive such fees for the following Strategies:

Strategy	Administrative Fees
2000	$64,015
2005	64,015
2050	63,015
2055	63,015

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended August 31, 2011, such compensation retained by ABIS was as follows:

Strategy	Amount	Strategy	Amount
2000	$17,892	2030	$106,329
2005	17,877	2035	79,630
2010	61,188	2040	48,310
2015	112,997	2045	53,640
2020	160,222	2050	17,861
2025	127,469	2055	17,788

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2011 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B			Class C
2000	$168	$226	$	– 0	–	$16
2005	8	2,087		29		9
2010	780	2,261		773		327
2015	2,380	13,593		995		211
2020	1,835	11,418		2,534		1,781
2025	1,687	16,778		1,225		858
2030	2,003	13,579		1,279		2,080
2035	899	17,723		335		18
2040	868	15,521		1,229		383
2045	522	16,229		643		105
2050	220	2,687		134		6
2055	171	451		1		2

132	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares.

The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Since the commencement of the Strategies’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy for Class B, Class C, Class R and Class K as follows:

Strategy	Class B	Class C	Class R	Class K
2000	$62,125	$118,264	$339,059	$1,247,129
2005	75,159	128,224	344,784	658,815
2010	58,735	115,811	485,375	975,064
2015	103,311	107,425	605,983	1,116,998
2020	104,873	133,431	720,148	1,456,779
2025	73,112	108,112	641,805	1,379,966
2030	87,886	136,925	683,086	1,261,242
2035	86,993	114,645	534,315	1,151,579
2040	124,843	94,708	590,784	956,058
2045	78,801	97,261	531,243	827,331
2050	7,406	26,349	478,293	414,446
2055	22,951	68,148	197,230	601,192

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	133

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2011 were as follows:

Strategy	Purchases	Sales
2000	$11,450,834	$12,837,857
2005	4,757,231	15,295,562
2010	17,868,918	59,598,444
2015	50,371,521	89,356,871
2020	58,096,214	110,014,267
2025	47,323,352	90,930,228
2030	35,732,945	79,203,226
2035	28,851,521	51,239,202
2040	20,939,225	48,386,292
2045	19,996,708	27,443,341
2050	8,968,445	6,990,581
2055	3,108,148	2,427,005

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Strategy	Cost	Appreciation	(Depreciation)
2000	$28,307,078	$3,010,654	$(1,206,047)	$1,804,607
2005	29,838,882	4,419,319	(3,213,540)	1,205,779
2010	130,326,133	17,685,312	(13,276,992)	4,408,320
2015	275,176,225	31,328,988	(24,886,601)	6,442,387
2020	357,273,637	32,706,977	(28,043,905)	4,663,072
2025	304,850,578	25,674,913	(31,627,828)	(5,952,915)
2030	263,369,405	23,342,807	(26,701,047)	(3,358,240)
2035	187,717,860	14,881,900	(21,111,652)	(6,229,752)
2040	154,886,989	16,525,478	(18,475,851)	(1,950,373)
2045	109,744,357	10,347,226	(12,253,365)	(1,906,139)
2050	20,050,276	2,645,800	(1,063,273)	1,582,527
2055	4,944,931	294,027	(176,526)	117,501

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

134	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2000 Retirement Strategy
Class A
Shares sold	142,303	174,528	$1,518,420	$1,719,567

Shares issued in reinvestment of dividends	16,100	14,378	166,474	139,611

Shares converted from Class B	1,041	3,636	11,102	36,416

Shares redeemed	(220,876)	(250,701)	(2,349,750)	(2,453,296)

Net decrease	(61,432)	(58,159)	$(653,754)	$(557,702)

Class B
Shares sold	834	13,857	$9,044	$135,250

Shares issued in reinvestment of dividends	228	122	2,336	1,176

Shares converted to Class A	(1,054)	(3,683)	(11,102)	(36,416)

Shares redeemed	(3,050)	(2,528)	(31,481)	(24,638)

Net increase (decrease)	(3,042)	7,768	$(31,203)	$75,372

Class C
Shares sold	3,446	8,899	$36,221	$88,009

Shares issued in reinvestment of dividends	1,457	1,263	14,936	12,151

Shares redeemed	(38,971)	(21,531)	(412,758)	(209,056)

Net decrease	(34,068)	(11,369)	$(361,601)	$(108,896)

Advisor Class
Shares sold	16,532	48,709	$174,231	$480,205

Shares issued in reinvestment of dividends	708	1,085	7,338	10,566

Shares redeemed	(72,018)	(30,623)	(763,009)	(301,872)

Net increase (decrease)	(54,778)	19,171	$(581,440)	$188,899

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	135

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2000 Retirement Strategy
Class R
Shares sold	39,963	168,222	$417,263	$1,634,120

Shares issued in reinvestment of dividends	6,833	3,432	69,625	32,917

Shares redeemed	(166,658)	(60,988)	(1,743,929)	(590,824)

Net increase (decrease)	(119,862)	110,666	$(1,257,041)	$1,076,213

Class K
Shares sold	956,873	669,229	$10,000,092	$6,458,045

Shares issued in reinvestment of dividends	54,232	34,770	547,745	330,312

Shares redeemed	(863,045)	(504,142)	(8,906,678)	(4,886,844)

Net increase	148,060	199,857	$1,641,159	$1,901,513

Class I
Shares sold	169,178	42,059	$1,726,767	$408,297

Shares issued in reinvestment of dividends	4,966	5,577	50,202	53,094

Shares redeemed	(158,518)	(118,747)	(1,666,072)	(1,161,156)

Net increase (decrease)	15,626	(71,111)	$110,897	$(699,765)

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2005 Retirement Strategy
Class A
Shares sold	235,173	343,555	$2,416,439	$3,238,067

Shares issued in reinvestment of dividends	62,742	51,642	624,284	478,200

Shares converted from Class B	43	103	439	962

Shares redeemed	(1,124,089)	(681,705)	(11,520,492)	(6,453,514)

Net decrease	(826,131)	(286,405)	$(8,479,330)	$(2,736,285)

136	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2005 Retirement Strategy
Class B
Shares sold	577	418	$5,915	$3,880

Shares issued in reinvestment of dividends	794	658	7,902	6,070

Shares converted to Class A	(44)	(103)	(439)	(962)

Shares redeemed	(14,305)	(17,008)	(144,443)	(155,007)

Net decrease	(12,978)	(16,035)	$(131,065)	$(146,019)

Class C
Shares sold	4,826	10,874	$49,462	$102,337

Shares issued in reinvestment of dividends	623	829	6,181	7,642

Shares redeemed	(9,912)	(83,476)	(98,747)	(773,148)

Net decrease	(4,463)	(71,773)	$(43,104)	$(663,169)

Advisor Class
Shares sold	68,120	6,584	$681,661	$62,116

Shares issued in reinvestment of dividends	1,445	1,602	14,418	14,886

Shares redeemed	(57,834)	(1,683)	(583,369)	(16,035)

Net increase	11,731	6,503	$112,710	$60,967

Class R
Shares sold	67,937	83,788	$685,206	$782,322

Shares issued in reinvestment of dividends	9,816	6,732	97,183	62,070

Shares redeemed	(110,787)	(126,982)	(1,140,331)	(1,176,976)

Net decrease	(33,034)	(36,462)	$(357,942)	$(332,584)

Class K
Shares sold	172,941	463,410	$1,768,660	$4,355,734

Shares issued in reinvestment of dividends	33,227	33,030	329,943	305,201

Shares redeemed	(389,990)	(888,852)	(3,953,513)	(8,249,483)

Net decrease	(183,822)	(392,412)	$(1,854,910)	$(3,588,548)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	137

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2005 Retirement Strategy
Class I
Shares sold	46,549	20,105	$465,022	$188,226

Shares issued in reinvestment of dividends	1,337	4,443	13,302	41,100

Shares redeemed	(12,486)	(168,655)	(127,068)	(1,603,198)

Net increase (decrease)	35,400	(144,107)	$351,256	$(1,373,872)

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2010 Retirement Strategy
Class A
Shares sold	1,031,538	1,867,990	$10,465,676	$17,327,607

Shares issued in reinvestment of dividends	171,451	138,905	1,700,790	1,269,593

Shares converted from Class B	3,601	15,040	36,792	140,877

Shares redeemed	(3,284,802)	(3,507,782)	(33,713,279)	(32,615,228)

Net decrease	(2,078,212)	(1,485,847)	$(21,510,021)	$(13,877,151)

Class B
Shares sold	2,187	7,717	$22,490	$70,891

Shares issued in reinvestment of dividends	1,375	1,257	13,583	11,435

Shares converted to Class A	(3,625)	(15,140)	(36,792)	(140,877)

Shares redeemed	(21,505)	(30,090)	(218,193)	(277,944)

Net decrease	(21,568)	(36,256)	$(218,912)	$(336,495)

Class C
Shares sold	65,383	60,497	$653,959	$559,572

Shares issued in reinvestment of dividends	4,919	2,951	48,552	26,851

Shares redeemed	(80,298)	(59,379)	(813,534)	(542,043)

Net increase (decrease)	(9,996)	4,069	$(111,023)	$44,380

138	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2010 Retirement Strategy
Advisor Class
Shares sold	320,620	260,531	$3,293,276	$2,421,012

Shares issued in reinvestment of dividends	45,836	32,268	456,524	296,219

Shares redeemed	(457,691)	(293,828)	(4,724,396)	(2,725,527)

Net decrease	(91,235)	(1,029)	$(974,596)	$(8,296)

Class R
Shares sold	421,936	886,139	$4,261,912	$8,182,987

Shares issued in reinvestment of dividends	38,958	31,123	386,463	284,154

Shares redeemed	(840,201)	(898,115)	(8,579,346)	(8,338,349)

Net increase (decrease)	(379,307)	19,147	$(3,930,971)	$128,792

Class K
Shares sold	1,488,303	2,354,742	$15,161,976	$21,906,863

Shares issued in reinvestment of dividends	209,206	144,125	2,079,509	1,320,190

Shares redeemed	(2,943,875)	(2,468,346)	(30,198,102)	(22,837,824)

Net increase (decrease)	(1,246,366)	30,521	$(12,956,617)	$389,229

Class I
Shares sold	297,290	287,927	$3,063,411	$2,680,769

Shares issued in reinvestment of dividends	24,607	32,959	244,841	302,235

Shares redeemed	(565,109)	(1,122,158)	(5,753,577)	(10,551,597)

Net decrease	(243,212)	(801,272)	$(2,445,325)	$(7,568,593)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	139

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2015 Retirement Strategy
Class A
Shares sold	2,991,012	2,643,879	$30,584,332	$24,539,837

Shares issued in reinvestment of dividends	268,255	198,967	2,677,180	1,820,547

Shares converted from Class B	8,495	42,540	87,904	387,748

Shares redeemed	(5,670,954)	(3,936,472)	(58,424,857)	(36,535,087)

Net decrease	(2,403,192)	(1,051,086)	$(25,075,441)	$(9,786,955)

Class B
Shares sold	8,687	20,923	$89,450	$193,872

Shares issued in reinvestment of dividends	4,784	3,007	47,556	27,394

Shares converted to Class A	(8,562)	(42,933)	(87,904)	(387,748)

Shares redeemed	(32,440)	(24,244)	(331,585)	(222,048)

Net decrease	(27,531)	(43,247)	$(282,483)	$(388,530)

Class C
Shares sold	195,022	133,160	$1,991,141	$1,220,096

Shares issued in reinvestment of dividends	7,845	4,300	77,978	39,131

Shares redeemed	(128,605)	(115,966)	(1,324,204)	(1,075,443)

Net increase	74,262	21,494	$744,915	$183,784

Advisor Class
Shares sold	270,761	367,552	$2,787,993	$3,418,363

Shares issued in reinvestment of dividends	39,273	32,768	393,906	301,136

Shares redeemed	(506,377)	(319,260)	(5,198,408)	(3,005,170)

Net increase (decrease)	(196,343)	81,060	$(2,016,509)	$714,329

Class R
Shares sold	1,114,123	1,890,370	$11,265,902	$17,475,151

Shares issued in reinvestment of dividends	107,887	58,935	1,076,712	538,078

Shares redeemed	(2,153,436)	(1,223,651)	(22,236,338)	(11,255,619)

Net increase (decrease)	(931,426)	725,654	$(9,893,724)	$6,757,610

140	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2015 Retirement Strategy
Class K
Shares sold	2,292,588	3,736,934	$23,570,517	$34,880,630

Shares issued in reinvestment of dividends	321,678	222,020	3,223,214	2,035,919

Shares redeemed	(3,636,286)	(3,604,973)	(37,525,031)	(33,582,310)

Net increase (decrease)	(1,022,020)	353,981	$(10,731,300)	$3,334,239

Class I
Shares sold	2,071,726	1,972,352	$20,545,120	$18,048,681

Shares issued in reinvestment of dividends	127,954	108,695	1,282,105	997,821

Shares redeemed	(1,393,736)	(3,174,522)	(14,300,150)	(30,043,525)

Net increase (decrease)	805,944	(1,093,475)	$7,527,075	$(10,997,023)

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2020 Retirement Strategy
Class A
Shares sold	4,035,488	3,835,276	$40,457,019	$34,847,531

Shares issued in reinvestment of dividends	309,527	227,048	3,048,838	2,032,082

Shares converted from Class B	8,260	15,919	84,292	143,573

Shares redeemed	(7,477,821)	(5,769,188)	(75,653,234)	(52,082,388)

Net decrease	(3,124,546)	(1,690,945)	$(32,063,085)	$(15,059,202)

Class B
Shares sold	18,282	16,365	$180,074	$147,267

Shares issued in reinvestment of dividends	4,064	3,219	39,748	28,615

Shares converted to Class A	(8,345)	(16,063)	(84,292)	(143,573)

Shares redeemed	(52,979)	(51,635)	(531,554)	(459,734)

Net decrease	(38,978)	(48,114)	$(396,024)	$(427,425)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	141

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2020 Retirement Strategy
Class C
Shares sold	232,975	239,497	$2,338,971	$2,139,605

Shares issued in reinvestment of dividends	10,945	6,525	107,262	58,069

Shares redeemed	(180,122)	(156,537)	(1,804,962)	(1,394,324)

Net increase	63,798	89,485	$641,271	$803,350

Advisor Class
Shares sold	313,228	463,313	$3,185,965	$4,220,426

Shares issued in reinvestment of dividends	38,525	30,102	381,402	270,619

Shares redeemed	(693,378)	(213,323)	(7,041,182)	(1,958,208)

Net increase (decrease)	(341,625)	280,092	$(3,473,815)	$2,532,837

Class R
Shares sold	1,842,614	2,602,252	$18,354,638	$23,626,143

Shares issued in reinvestment of dividends	122,828	75,671	1,207,397	675,740

Shares redeemed	(2,700,461)	(1,763,332)	(27,234,034)	(15,904,276)

Net increase (decrease)	(735,019)	914,591	$(7,671,999)	$8,397,607

Class K
Shares sold	3,645,812	6,197,652	$36,869,878	$56,151,498

Shares issued in reinvestment of dividends	497,785	330,690	4,918,112	2,969,590

Shares redeemed	(5,203,207)	(4,185,805)	(52,555,395)	(38,370,255)

Net increase (decrease)	(1,059,610)	2,342,537	$(10,767,405)	$20,750,833

Class I
Shares sold	1,343,712	943,147	$13,572,026	$8,586,891

Shares issued in reinvestment of dividends	56,349	74,627	557,295	670,902

Shares redeemed	(1,385,350)	(2,362,498)	(14,134,344)	(21,812,082)

Net increase (decrease)	14,711	(1,344,724)	$(5,023)	$(12,554,289)

142	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2025 Retirement Strategy
Class A
Shares sold	3,512,199	3,806,427	$35,773,089	$34,784,248

Shares issued in reinvestment of dividends	290,378	211,855	2,883,447	1,891,870

Shares converted from Class B	6,065	10,207	62,648	91,888

Shares redeemed	(6,781,657)	(4,278,930)	(69,089,929)	(39,165,971)

Net decrease	(2,973,015)	(250,441)	$(30,370,745)	$(2,397,965)

Class B
Shares sold	18,413	12,279	$182,598	$131,443

Shares issued in reinvestment of dividends	2,413	3,833	23,745	15,462

Shares converted to Class A	(6,136)	(10,321)	(62,648)	(91,888)

Shares redeemed	(26,382)	(30,869)	(265,627)	(272,686)

Net decrease	(11,692)	(25,078)	$(121,932)	$(217,669)

Class C
Shares sold	155,700	176,154	$1,564,028	$1,573,538

Shares issued in reinvestment of dividends	7,126	1,952	70,265	35,199

Shares redeemed	(158,103)	(141,354)	(1,610,353)	(1,262,739)

Net increase	4,723	36,752	$23,940	$345,998

Advisor Class
Shares sold	242,366	320,616	$2,470,716	$2,970,318

Shares issued in reinvestment of dividends	27,331	29,383	272,488	213,206

Shares redeemed	(678,864)	(141,497)	(6,883,760)	(1,323,848)

Net increase (decrease)	(409,167)	208,502	$(4,140,556)	$1,859,676

Class R
Shares sold	1,469,736	2,223,253	$14,732,147	$20,109,291

Shares issued in reinvestment of dividends	104,938	62,118	1,043,083	604,612

Shares redeemed	(2,304,784)	(1,162,251)	(23,503,471)	(10,521,514)

Net increase (decrease)	(730,110)	1,123,120	$(7,728,241)	$10,192,389

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	143

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2025 Retirement Strategy
Class K
Shares sold	4,013,287	4,090,792	$40,755,505	$37,370,161

Shares issued in reinvestment of dividends	343,117	237,946	3,417,444	2,110,430

Shares redeemed	(3,929,435)	(3,637,616)	(40,408,883)	(33,658,119)

Net increase	426,969	691,122	$3,764,066	$5,822,472

Class I
Shares sold	543,284	927,764	$5,558,654	$8,494,934

Shares issued in reinvestment of dividends	43,426	58,364	432,960	542,153

Shares redeemed	(1,165,890)	(1,893,225)	(11,875,520)	(17,748,006)

Net decrease	(579,180)	(907,097)	$(5,883,906)	$(8,710,919)

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2030 Retirement Strategy
Class A
Shares sold	3,150,754	3,498,617	$31,686,023	$31,507,621

Shares issued in reinvestment of dividends	200,795	146,707	1,979,836	1,296,883

Shares converted from Class B	5,552	6,754	56,727	59,931

Shares redeemed	(5,940,483)	(4,052,729)	(59,894,078)	(36,227,153)

Net decrease	(2,583,382)	(400,651)	$(26,171,492)	$(3,362,718)

Class B
Shares sold	10,065	15,393	$100,868	$139,301

Shares issued in reinvestment of dividends	1,621	1,497	15,854	13,117

Shares converted to Class A	(5,618)	(6,833)	(56,727)	(59,931)

Shares redeemed	(19,875)	(48,563)	(193,724)	(438,717)

Net decrease	(13,807)	(38,506)	$(133,729)	$(346,230)

144	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2030 Retirement Strategy
Class C
Shares sold	207,446	219,881	$2,065,919	$1,943,945

Shares issued in reinvestment of dividends	6,775	5,016	66,264	43,940

Shares redeemed	(271,650)	(214,293)	(2,724,577)	(1,891,435)

Net increase (decrease)	(57,429)	10,604	$(592,394)	$96,450

Advisor Class
Shares sold	308,797	385,933	$3,052,342	$3,491,277

Shares issued in reinvestment of dividends	20,150	16,941	199,484	150,268

Shares redeemed	(753,861)	(96,347)	(7,544,880)	(886,307)

Net increase (decrease)	(424,914)	306,527	$(4,293,054)	$2,755,238

Class R
Shares sold	1,638,636	2,039,418	$16,346,283	$18,367,656

Shares issued in reinvestment of dividends	81,209	51,203	799,912	452,119

Shares redeemed	(1,839,320)	(1,653,294)	(18,590,453)	(14,791,272)

Net increase (decrease)	(119,475)	437,327	$(1,444,258)	$4,028,503

Class K
Shares sold	2,935,881	4,283,568	$29,564,427	$38,618,186

Shares issued in reinvestment of dividends	276,173	197,468	2,725,822	1,745,619

Shares redeemed	(4,231,262)	(3,189,814)	(42,884,624)	(29,101,267)

Net increase (decrease)	(1,019,208)	1,291,222	$(10,594,375)	$11,262,538

Class I
Shares sold	536,358	974,360	$5,384,428	$8,782,400

Shares issued in reinvestment of dividends	33,927	41,278	335,199	365,314

Shares redeemed	(701,749)	(1,529,085)	(7,046,002)	(14,072,044)

Net decrease	(131,464)	(513,447)	$(1,326,375)	$(4,924,330)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	145

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2035 Retirement Strategy
Class A
Shares sold	2,083,334	2,630,088	$20,921,386	$23,542,933

Shares issued in reinvestment of dividends and distributions	105,226	90,352	1,036,470	794,195

Shares converted from Class B	1,742	3,431	17,470	29,615

Shares redeemed	(4,105,885)	(3,026,432)	(40,995,310)	(27,107,180)

Net decrease	(1,915,583)	(302,561)	$(19,019,984)	$(2,740,437)

Class B
Shares sold	3,553	6,484	$34,691	$56,891

Shares issued in reinvestment of dividends and distributions	802	695	7,841	6,077

Shares converted to Class A	(1,759)	(3,466)	(17,470)	(29,615)

Shares redeemed	(13,926)	(22,212)	(133,201)	(202,994)

Net decrease	(11,330)	(18,499)	$(108,139)	$(169,641)

Class C
Shares sold	92,638	126,677	$923,062	$1,123,658

Shares issued in reinvestment of dividends and distributions	2,908	1,678	28,438	14,666

Shares redeemed	(121,941)	(70,016)	(1,225,983)	(625,101)

Net increase (decrease)	(26,395)	58,339	$(274,483)	$513,223

Advisor Class
Shares sold	218,926	330,912	$2,171,674	$2,954,950

Shares issued in reinvestment of dividends and distributions	12,989	11,502	128,461	101,558

Shares redeemed	(503,058)	(127,124)	(4,981,093)	(1,162,560)

Net increase (decrease)	(271,143)	215,290	$(2,680,958)	$1,893,948

146	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2035 Retirement Strategy
Class R
Shares sold	917,456	1,543,314	$9,099,787	$13,768,741

Shares issued in reinvestment of dividends and distributions	43,884	27,098	429,191	236,832

Shares redeemed	(1,186,537)	(1,237,562)	(11,956,611)	(10,884,111)

Net increase (decrease)	(225,197)	332,850	$(2,427,633)	$3,121,462

Class K
Shares sold	2,592,937	3,044,114	$26,108,694	$27,270,239

Shares issued in reinvestment of dividends and distributions	149,782	98,549	1,473,857	867,237

Shares redeemed	(2,490,245)	(2,240,914)	(25,120,982)	(20,259,111)

Net increase	252,474	901,749	$2,461,569	$7,878,365

Class I
Shares sold	415,861	645,322	$4,173,425	$5,799,290

Shares issued in reinvestment of dividends and distributions	20,833	26,114	205,209	230,060

Shares redeemed	(421,682)	(1,156,155)	(4,223,373)	(10,574,365)

Net increase (decrease)	15,012	(484,719)	$155,261	$(4,545,015)

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2040 Retirement Strategy
Class A
Shares sold	1,845,920	2,394,200	$18,773,829	$21,789,829

Shares issued in reinvestment of dividends and distributions	88,659	72,417	891,910	651,034

Shares converted from Class B	4,485	2,205	46,640	20,216

Shares redeemed	(3,412,026)	(3,413,742)	(35,105,202)	(30,796,485)

Net decrease	(1,472,962)	(944,920)	$(15,392,823)	$(8,335,406)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	147

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2040 Retirement Strategy
Class B
Shares sold	4,792	7,757	$47,814	$71,756

Shares issued in reinvestment of dividends and distributions	725	636	7,244	5,674

Shares converted to Class A	(4,523)	(2,226)	(46,640)	(20,216)

Shares redeemed	(11,406)	(17,689)	(118,069)	(156,249)

Net decrease	(10,412)	(11,522)	$(109,651)	$(99,035)

Class C
Shares sold	98,692	153,787	$987,794	$1,387,099

Shares issued in reinvestment of dividends and distributions	2,412	1,746	24,093	15,591

Shares redeemed	(158,877)	(95,361)	(1,612,270)	(856,670)

Net increase (decrease)	(57,773)	60,172	$(600,383)	$546,020

Advisor Class
Shares sold	236,465	379,078	$2,417,885	$3,504,338

Shares issued in reinvestment of dividends and distributions	11,399	10,206	115,241	92,154

Shares redeemed	(560,219)	(120,003)	(5,673,475)	(1,110,527)

Net increase (decrease)	(312,355)	269,281	$(3,140,349)	$2,485,965

Class R
Shares sold	964,115	1,322,374	$9,770,143	$12,022,358

Shares issued in reinvestment of dividends and distributions	36,427	25,778	364,273	230,453

Shares redeemed	(1,211,616)	(1,072,437)	(12,381,129)	(9,715,193)

Net increase (decrease)	(211,074)	275,715	$(2,246,713)	$2,537,618

148	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2040 Retirement Strategy
Class K
Shares sold	1,976,160	2,645,948	$20,113,252	$24,047,269

Shares issued in reinvestment of dividends and distributions	118,818	78,409	1,190,531	703,330

Shares redeemed	(2,405,096)	(1,408,150)	(24,662,645)	(12,869,800)

Net increase (decrease)	(310,118)	1,316,207	$(3,358,862)	$11,880,799

Class I
Shares sold	366,788	592,640	$3,748,684	$5,410,587

Shares issued in reinvestment of dividends and distributions	18,546	21,778	186,387	195,789

Shares redeemed	(467,975)	(857,541)	(4,821,398)	(7,994,425)

Net decrease	(82,641)	(243,123)	$(886,327)	$(2,388,049)

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2045 Retirement Strategy
Class A
Shares sold	1,664,027	1,917,433	$16,647,299	$17,163,198

Shares issued in reinvestment of dividends and distributions	61,576	78,997	607,144	696,745

Shares converted from Class B	652	768	6,557	6,863

Shares redeemed	(2,422,697)	(1,935,900)	(24,357,828)	(17,355,596)

Net increase (decrease)	(696,442)	61,298	$(7,096,828)	$511,210

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	149

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2045 Retirement Strategy
Class B
Shares sold	2,526	3,415	$25,136	$30,243

Shares issued in reinvestment of dividends and distributions	240	421	2,342	3,676

Shares converted to Class A	(660)	(778)	(6,557)	(6,863)

Shares redeemed	(4,863)	(6,311)	(50,496)	(58,780)

Net decrease	(2,757)	(3,253)	$(29,575)	$(31,724)

Class C
Shares sold	66,810	106,299	$666,509	$940,636

Shares issued in reinvestment of dividends and distributions	1,219	1,687	11,894	14,745

Shares redeemed	(70,651)	(95,678)	(697,834)	(819,699)

Net increase (decrease)	(2,622)	12,308	$(19,431)	$135,682

Advisor Class
Shares sold	294,084	332,294	$2,946,284	$2,979,271

Shares issued in reinvestment of dividends and distributions	10,384	12,189	102,799	107,998

Shares redeemed	(361,191)	(111,138)	(3,553,098)	(1,007,696)

Net increase (decrease)	(56,723)	233,345	$(504,015)	$2,079,573

Class R
Shares sold	827,825	1,107,299	$8,219,839	$9,887,167

Shares issued in reinvestment of dividends and distributions	27,473	25,250	268,413	221,187

Shares redeemed	(889,465)	(650,267)	(8,873,691)	(5,750,255)

Net increase (decrease)	(34,167)	482,282	$(385,439)	$4,358,099

150	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2045 Retirement Strategy
Class K
Shares sold	1,546,878	1,765,820	$15,431,183	$15,765,043

Shares issued in reinvestment of dividends and distributions	68,538	62,256	671,669	547,232

Shares redeemed	(1,407,306)	(973,533)	(14,188,991)	(8,727,042)

Net increase	208,110	854,543	$1,913,861	$7,585,233

Class I
Shares sold	223,060	480,253	$2,236,625	$4,274,167

Shares issued in reinvestment of dividends and distributions	8,764	21,674	85,980	190,520

Shares redeemed	(362,290)	(857,520)	(3,647,142)	(7,910,604)

Net decrease	(130,466)	(355,593)	$(1,324,537)	$(3,445,917)

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2050 Retirement Strategy
Class A
Shares sold	434,411	429,585	$3,668,111	$3,252,158

Shares issued in reinvestment of dividends and distributions	13,703	4,442	113,877	33,273

Shares redeemed	(534,266)	(305,872)	(4,553,645)	(2,289,036)

Net increase (decrease)	(86,152)	128,155	$(771,657)	$996,395

Class B
Shares sold	258	40	$2,190	$300

Shares issued in reinvestment of dividends and distributions	43	17	359	126

Shares redeemed	(769)	(10)	(6,015)	(75)

Net increase (decrease)	(468)	47	$(3,466)	$351

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	151

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2050 Retirement Strategy
Class C
Shares sold	20,169	17,352	$168,237	$128,586

Shares issued in reinvestment of dividends and distributions	390	98	3,218	732

Shares redeemed	(8,687)	(6,276)	(74,216)	(47,149)

Net increase	11,872	11,174	$97,239	$82,169

Advisor Class
Shares sold	95,896	166,829	$804,963	$1,264,492

Shares issued in reinvestment of dividends and distributions	3,253	2,612	27,158	19,645

Shares redeemed	(290,000)	(24,593)	(2,395,835)	(183,800)

Net increase (decrease)	(190,851)	144,848	$(1,563,714)	$1,100,337

Class R
Shares sold	276,768	268,747	$2,330,315	$2,032,496

Shares issued in reinvestment of dividends and distributions	8,344	3,004	68,830	22,439

Shares redeemed	(218,401)	(146,892)	(1,849,972)	(1,109,066)

Net increase	66,711	124,859	$549,173	$945,869

Class K
Shares sold	816,905	713,670	$6,857,423	$5,372,371

Shares issued in reinvestment of dividends and distributions	31,019	9,520	256,223	71,210

Shares redeemed	(419,371)	(216,945)	(3,563,002)	(1,629,674)

Net increase	428,553	506,245	$3,550,644	$3,813,907

Class I
Shares sold	78,690	79,045	$663,316	$597,858

Shares issued in reinvestment of dividends and distributions	3,093	1,675	25,582	12,543

Shares redeemed	(44,381)	(93,068)	(375,129)	(706,085)

Net increase (decrease)	37,402	(12,348)	$313,769	$(95,684)

152	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2055 Retirement Strategy
Class A
Shares sold	117,881	61,780	$982,477	$459,012

Shares issued in reinvestment of dividends	552	159	4,577	1,159

Shares redeemed	(115,545)	(38,680)	(977,594)	(287,378)

Net increase	2,888	23,259	$9,460	$172,793

Class B
Shares sold	815	451	$6,728	$3,300

Shares redeemed	(235)	(311)	(1,989)	(2,444)

Net increase	580	140	$4,739	$856

Class C
Shares sold	4,869	3,849	$40,731	$27,996

Shares redeemed	(2,302)	(337)	(19,062)	(2,437)

Net increase	2,567	3,512	$21,669	$25,559

Advisor Class
Shares sold	22,224	48,524	$181,506	$360,679

Shares issued in reinvestment of dividends	147	192	1,223	1,411

Shares redeemed	(80,322)	(9,278)	(650,081)	(68,810)

Net increase (decrease)	(57,951)	39,438	$(467,352)	$293,280

Class R
Shares sold	70,715	58,412	$571,143	$418,820

Shares issued in reinvestment of dividends	1,473	779	11,681	5,565

Shares redeemed	(41,858)	(27,534)	(341,564)	(198,986)

Net increase	30,330	31,657	$241,260	$225,399

Class K
Shares sold	230,036	284,754	$1,873,358	$2,090,871

Shares issued in reinvestment of dividends	5,889	3,335	47,050	23,946

Shares redeemed	(139,725)	(195,369)	(1,156,787)	(1,403,357)

Net increase	96,200	92,720	$763,621	$711,460

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	153

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

2055 Retirement Strategy
Class I
Shares sold	10,937	17,278	$90,865	$122,622

Shares issued in reinvestment of dividends	194	146	1,554	1,055

Shares redeemed	(4,307)	(35,902)	(35,924)	(260,707)

Net increase (decrease)	6,824	(18,478)	$56,495	$(137,030)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Underlying Portfolio. For example, the value of the Underlying Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Underlying Portfolio’s investments denominated in foreign currencies, the Underlying Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

154	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 were as follows:

2000 Retirement Strategy	2011	2010
Distributions paid from:
Ordinary income	$864,095	$581,968

Total distributions paid	$864,095	$581,968

2005 Retirement Strategy	2011	2010
Distributions paid from:
Ordinary income	$1,096,639	$916,979

Total distributions paid	$1,096,639	$916,979

2010 Retirement Strategy	2011	2010
Distributions paid from:
Ordinary income	$4,939,254	$3,516,656

Total distributions paid	$4,939,254	$3,516,656

2015 Retirement Strategy	2011	2010
Distributions paid from:
Ordinary income	$8,835,606	$5,872,957

Total distributions paid	$8,835,606	$5,872,957

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	155

Notes to Financial Statements

2020 Retirement Strategy	2011		2010
Distributions paid from:
Ordinary income	$10,527,817		$6,750,498

Total distributions paid	$10,527,817		$6,750,498

2025 Retirement Strategy	2011		2010
Distributions paid from:
Ordinary income	$8,157,456		$5,416,928

Total distributions paid	$8,157,456		$5,416,928

2030 Retirement Strategy	2011		2010
Distributions paid from:
Ordinary income	$6,128,257		$4,073,052

Total distributions paid	$6,128,257		$4,073,052

2035 Retirement Strategy	2011		2010
Distributions paid from:
Ordinary income	$3,312,635		$1,605,822
Long-term capital gains	– 0	–	646,799

Total distributions paid	$3,312,635		$2,252,621

2040 Retirement Strategy	2011		2010
Distributions paid from:
Ordinary income	$2,783,325		$1,324,726
Long-term capital gains	– 0	–	572,511

Total distributions paid	$2,783,325		$1,897,237

2045 Retirement Strategy	2011		2010
Distributions paid from:
Ordinary income	$1,751,452		$1,211,700
Long-term capital gains	– 0	–	570,874

Total distributions paid	$1,751,452		$1,782,574

2050 Retirement Strategy	2011		2010
Distributions paid from:
Ordinary income	$466,550		$160,349
Long-term capital gains	30,516		– 0	–

Total distributions paid	$497,066		$160,349

2055 Retirement Strategy	2011		2010
Distributions paid from:
Ordinary income	$66,267		$33,387

Total distributions paid	$66,267		$33,387

156	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

As of August 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
2000	$189,645	$	– 0	–	$(1,955,352)	$1,804,607	$38,900
2005	107,278	– 0	–	(7,079,773)	1,205,779	(5,766,716)
2010	744,542	– 0	–	(27,722,556)	4,408,320	(22,569,694)
2015	1,327,481	– 0	–	(37,126,476)	6,442,387	(29,356,608)
2020	1,760,954	– 0	–	(47,833,352)	4,663,072	(41,409,326)
2025	1,416,068	– 0	–	(34,099,095)	(5,952,915)	(38,635,942)
2030	987,121	– 0	–	(24,464,229)	(3,358,240)	(26,835,348)
2035	1,094,066	– 0	–	(13,248,758)	(6,229,752)	(18,384,444)
2040	909,792	– 0	–	(8,695,990)	(1,950,373)	(9,736,571)
2045	280,873	– 0	–	(2,871,939)	(1,906,139)	(4,497,205)
2050	– 0	–	705,222	– 0	–	1,582,527	2,287,749
2055	18,257	109,661	(8,631)	117,501	236,788

(a)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, and 2055 Retirement Strategies elect to defer $562,354, $11,446, $1,474,381, $2,980,463, $4,391,987, $2,563,892, $3,422,919, $1,515,704, and $8,631, respectively, of capital losses that are deemed to arise on September 1, 2011. Additionally, on August 31, 2011 certain Retirement Strategies had capital loss carryforwards for federal income tax purposes.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On August 31, 2011, the following Retirement Strategies had capital loss carryforwards for federal income tax purposes which will expire in the years shown below. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Strategy	Capital Losses Expiring in 2017		Capital Losses Expiring in 2018		Capital Losses Expiring in 2019		Total Capital Losses
2000	$94,755		$1,380,527		$480,070		$1,955,352
2005	– 0	–	3,821,351		3,258,422		7,079,773
2010	181,777		8,840,612		18,137,813		27,160,202
2015	242,201		6,466,732		30,406,097		37,115,030
2020	297,110		10,958,941		35,102,920		46,358,971
2025	– 0	–	577,047		30,541,585		31,118,632
2030	23,961		3,963,543		16,084,738		20,072,242
2035	– 0	–	968,523		9,716,343		10,684,866
2040	– 0	–	1,775,236		3,497,835		5,273,071
2045	– 0	–	19,354		1,336,881		1,356,235
2050	– 0	–	– 0	–	– 0	–	– 0	–
2055	– 0	–	– 0	–	– 0	–	– 0	–

2055 Retirement Strategy utilized $77,527 of its capital loss carryforwards to offset current year net realized gains.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	157

Notes to Financial Statements

Permanent differences have no effect on net assets. The effects of such permanent differences on each Strategy, due to dividend redesignations, are reflected as an adjustment to the components of capital as of August 31, 2011 as show below:

	Increase (Decrease) to Additional Paid-in Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)			Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investments
2000	$	– 0	–	$	– 0	–	$	– 0	–
2005		– 0	–		– 0	–		– 0	–
2010		– 0	–		– 0	–		– 0	–
2015		– 0	–		– 0	–		– 0	–
2020		– 0	–		– 0	–		– 0	–
2025		– 0	–		– 0	–		– 0	–
2030		– 0	–		– 0	–		– 0	–
2035		– 0	–		– 0	–		– 0	–
2040		– 0	–		– 0	–		– 0	–
2045		– 0	–		– 0	–		– 0	–
2050		– 0	–		17,657			(17,657)
2055		– 0	–		– 0	–		– 0	–
NOTE I

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

158	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class A
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.90		$ 9.35		$ 10.58	$ 11.73	$ 10.88

Income From Investment Operations
Net investment income(a)(b)	.26		.18		.26	.44	.31
Net realized and unrealized gain (loss) on investment transactions	.69		.57		(1.10)	(1.07)	.80

Net increase (decrease) in net asset value from operations	.95		.75		(.84)	(.63)	1.11

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.20)		(.21)	(.36)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.18)	(.16)	(.03)

Total dividends and distributions	(.27)		(.20)		(.39)	(.52)	(.26)

Net asset value, end of period	$ 10.58		$ 9.90		$ 9.35	$ 10.58	$ 11.73

Total Return
Total investment return based on net asset value(c)	9.68%		8.07%		(7.29)%	(5.59)%	10.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,215		$6,422		$6,608	$5,952	$5,462
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.81	%(e)	.82	%(e)	.82%	.82%	.92	%(f)
Expenses, before waivers/reimbursements(d)	1.97	%(e)	2.25	%(e)	2.64%	2.77%	8.86	%(f)
Net investment income(b)	2.46	%(e)	1.81	%(e)	3.14%	3.87%	2.82%
Portfolio turnover rate	36%		41%		40%	66%	99%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	159

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class B
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.76		$ 9.22		$ 10.41	$ 11.60	$ 10.81

Income From Investment Operations
Net investment income(a)(b)	.21		.09		.23	.35	.20
Net realized and unrealized gain (loss) on investment transactions	.66		.58		(1.11)	(1.04)	.81

Net increase (decrease) in net asset value from operations	.87		.67		(.88)	(.69)	1.01

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.13)		(.13)	(.34)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.18)	(.16)	(.03)

Total dividends and distributions	(.19)		(.13)		(.31)	(.50)	(.22)

Net asset value, end of period	$ 10.44		$ 9.76		$ 9.22	$ 10.41	$ 11.60

Total Return
Total investment return based on net asset value(c)	8.99%		7.30%		(8.02)%	(6.21)%	9.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$149		$169		$88	$180	$184
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.51	%(e)	1.52	%(e)	1.52%	1.52%	1.59	%(f)
Expenses, before waivers/reimbursements(d)	2.69	%(e)	3.03	%(e)	3.43%	3.50%	7.63	%(f)
Net investment income(b)	1.98	%(e)	.90	%(e)	2.75%	3.14%	1.74%
Portfolio turnover rate	36%		41%		40%	66%	99%

See footnote summary on page 243.

160	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class C
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.76		$ 9.22		$ 10.41	$ 11.60	$ 10.81

Income From Investment Operations
Net investment income(a)(b)	.21		.11		.23	.36	.19
Net realized and unrealized gain (loss) on investment transactions	.66		.56		(1.11)	(1.05)	.82

Net increase (decrease) in net asset value from operations	.87		.67		(.88)	(.69)	1.01

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.13)		(.13)	(.34)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.18)	(.16)	(.03)

Total dividends and distributions	(.19)		(.13)		(.31)	(.50)	(.22)

Net asset value, end of period	$ 10.44		$ 9.76		$ 9.22	$ 10.41	$ 11.60

Total Return
Total investment return based on net asset value(c)	8.99%		7.30%		(8.02)%	(6.21)%	9.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$524		$823		$882	$1,327	$425
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.51	%(e)	1.52	%(e)	1.52%	1.52%	1.60	%(f)
Expenses, before waivers/reimbursements(d)	2.72	%(e)	2.97	%(e)	3.36%	3.42%	9.09	%(f)
Net investment income(b)	2.03	%(e)	1.10	%(e)	2.71%	3.11%	1.86%
Portfolio turnover rate	36%		41%		40%	66%	99%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	161

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.95		$ 9.39		$ 10.63	$ 11.78	$ 10.92

Income From Investment Operations
Net investment income(a)(b)	.31		.19		.31	.45	.38
Net realized and unrealized gain (loss) on investment transactions	.68		.60		(1.13)	(1.05)	.76

Net increase (decrease) in net asset value from operations	.99		.79		(.82)	(.60)	1.14

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.23)		(.24)	(.39)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.18)	(.16)	(.03)

Total dividends and distributions	(.31)		(.23)		(.42)	(.55)	(.28)

Net asset value, end of period	$ 10.63		$ 9.95		$ 9.39	$ 10.63	$ 11.78

Total Return
Total investment return based on net asset value(c)	9.98%		8.43%		(7.01)%	(5.39)%	10.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$211		$742		$521	$553	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.51	%(e)	.52	%(e)	.52%	.52%	.65	%(f)
Expenses, before waivers/reimbursements(d)	1.68	%(e)	1.95	%(e)	2.32%	2.35%	9.96	%(f)
Net investment income(b)	2.92	%(e)	1.90	%(e)	3.57%	3.78%	3.32%
Portfolio turnover rate	36%		41%		40%	66%	99%

See footnote summary on page 243.

162	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class R
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.76		$ 9.24		$ 10.46	$ 11.54	$ 10.87

Income From Investment Operations
Net investment income(a)(b)	.25		.14		.20	.49	.17
Net realized and unrealized gain (loss) on investment transactions	.68		.58		(1.04)	(1.13)	.89

Net increase (decrease) in net asset value from operations	.93		.72		(.84)	(.64)	1.06

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.20)		(.20)	(.28)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.18)	(.16)	(.03)

Total dividends and distributions	(.28)		(.20)		(.38)	(.44)	(.39)

Net asset value, end of period	$ 10.41		$ 9.76		$ 9.24	$ 10.46	$ 11.54

Total Return
Total investment return based on net asset value(c)	9.54%		7.81%		(7.46)%	(5.78)%	9.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,524		$2,600		$1,437	$350	$381
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.01	%(e)	1.02	%(e)	1.02%	1.02%	1.06	%(f)
Expenses, before waivers/reimbursements(d)	2.25	%(e)	2.38	%(e)	2.69%	2.91%	6.87	%(f)
Net investment income(b)	2.38	%(e)	1.47	%(e)	2.39%	3.27%	1.85%
Portfolio turnover rate	36%		41%		40%	66%	99%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	163

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class K
	Year Ended August 31,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 9.69		$ 9.17		$ 10.40		$ 11.55		$ 10.89

Income From Investment Operations
Net investment income(a)(b)	.26		.17		.26		.38		.20
Net realized and unrealized gain (loss) on investment transactions	.69		.57		(1.08)		(.98)		.91

Net increase (decrease) in net asset value from operations	.95		.74		(.82)		(.60)		1.11

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.22)		(.23)		(.39)		(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.18)		(.16)		(.03)

Total dividends and distributions	(.30)		(.22)		(.41)		(.55)		(.45)

Net asset value, end of period	$ 10.34		$ 9.69		$ 9.17		$ 10.40		$ 11.55

Total Return
Total investment return based on net asset value(c)	9.85%		8.06%		(7.27	) %	(5.50	) %	10.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,922		$17,245		$14,477		$14,183		$5,041
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.76	%(e)	.77	%(e)	.77%		.77%		.83	%(f)
Expenses, before waivers/reimbursements(d)	1.99	%(e)	2.11	%(e)	2.42%		2.63%		4.40	%(f)
Net investment income(b)	2.50	%(e)	1.79	%(e)	3.18%		3.40%		1.83%
Portfolio turnover rate	36%		41%		40%		66%		99%

See footnote summary on page 243.

164	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class I
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.73		$ 9.20		$ 10.44	$ 11.60	$ 10.92

Income From Investment Operations
Net investment income(a)(b)	.33		.22		.23	.48	.22
Net realized and unrealized gain (loss) on investment transactions	.64		.56		(1.03)	(1.06)	.90

Net increase (decrease) in net asset value from operations	.97		.78		(.80)	(.58)	1.12

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.25)		(.26)	(.42)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.18)	(.16)	(.03)

Total dividends and distributions	(.33)		(.25)		(.44)	(.58)	(.44)

Net asset value, end of period	$ 10.37		$ 9.73		$ 9.20	$ 10.44	$ 11.60

Total Return
Total investment return based on net asset value(c)	10.01%		8.48%		(7.00)%	(5.28)%	10.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,656		$1,402		$1,981	$768	$681
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.51	%(e)	.52	%(e)	.52%	.52%	.55	%(f)
Expenses, before waivers/reimbursements(d)	1.66	%(e)	1.79	%(e)	2.06%	2.35%	7.92	%(f)
Net investment income(b)	3.15	%(e)	2.20	%(e)	2.68%	4.20%	2.09%
Portfolio turnover rate	36%		41%		40%	66%	99%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	165

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class A
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.37		$ 8.84		$ 10.35	$ 11.78	$ 10.92

Income From Investment Operations
Net investment income(a)(b)	.28		.16		.26	.41	.29
Net realized and unrealized gain (loss) on investment transactions	.73		.56		(1.27)	(1.24)	.87

Net increase (decrease) in net asset value from operations	1.01		.72		(1.01)	(.83)	1.16

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.19)		(.27)	(.35)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.23)	(.25)	(.03)

Total dividends and distributions	(.29)		(.19)		(.50)	(.60)	(.30)

Net asset value, end of period	$ 10.09		$ 9.37		$ 8.84	$ 10.35	$ 11.78

Total Return
Total investment return based on net asset value(c)	10.83%		8.16%		(8.92)%	(7.39)%	10.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,389		$22,043		$23,328	$18,835	$13,775
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.87	%(e)	.88	%(e)	.88%	.88%	.95%
Expenses, before waivers/reimbursements(d)	1.81	%(e)	1.72	%(e)	1.79%	1.85%	3.16%
Net investment income(b)	2.74	%(e)	1.75	%(e)	3.20%	3.66%	2.45%
Portfolio turnover rate	13%		34%		43%	29%	45%

See footnote summary on page 243.

166	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class B
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.30		$ 8.76		$ 10.20	$ 11.66	$ 10.84

Income From Investment Operations
Net investment income(a)(b)	.20		.10		.19	.33	.23
Net realized and unrealized gain (loss) on investment transactions	.73		.55		(1.23)	(1.23)	.85

Net increase (decrease) in net asset value from operations	.93		.65		(1.04)	(.90)	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.11)		(.17)	(.31)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.23)	(.25)	(.03)

Total dividends and distributions	(.19)		(.11)		(.40)	(.56)	(.26)

Net asset value, end of period	$ 10.04		$ 9.30		$ 8.76	$ 10.20	$ 11.66

Total Return
Total investment return based on net asset value(c)	10.01%		7.43%		(9.52)%	(8.08)%	10.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$312		$410		$527	$569	$604
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.57	%(e)	1.58	%(e)	1.58%	1.58%	1.66%
Expenses, before waivers/reimbursements(d)	2.53	%(e)	2.44	%(e)	2.52%	2.56%	4.03%
Net investment income(b)	1.90	%(e)	1.08	%(e)	2.45%	2.96%	2.01%
Portfolio turnover rate	13%		34%		43%	29%	45%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	167

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class C
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.28		$ 8.75		$ 10.19	$ 11.64	$ 10.83

Income From Investment Operations
Net investment income(a)(b)	.18		.10		.20	.39	.10
Net realized and unrealized gain (loss) on investment transactions	.75		.54		(1.24)	(1.28)	.97

Net increase (decrease) in net asset value from operations	.93		.64		(1.04)	(.89)	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.11)		(.17)	(.31)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.23)	(.25)	(.03)

Total dividends and distributions	(.19)		(.11)		(.40)	(.56)	(.26)

Net asset value, end of period	$ 10.02		$ 9.28		$ 8.75	$ 10.19	$ 11.64

Total Return
Total investment return based on net asset value(c)	10.03%		7.32%		(9.53)%	(8.01)%	9.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$334		$351		$958	$898	$2,228
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.57	%(e)	1.58	%(e)	1.58%	1.58%	1.63%
Expenses, before waivers/reimbursements(d)	2.58	%(e)	2.43	%(e)	2.51%	2.57%	3.83%
Net investment income(b)	1.81	%(e)	1.10	%(e)	2.48%	3.49%	1.01%
Portfolio turnover rate	13%		34%		43%	29%	45%

See footnote summary on page 243.

168	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 9.42		$ 8.89		$ 10.40		$ 11.82		$ 10.95

Income From Investment Operations
Net investment income(a)(b)	.30		.19		.26		.39		.15
Net realized and unrealized gain (loss) on investment transactions	.74		.56		(1.25)		(1.18)		1.04

Net increase (decrease) in net asset value from operations	1.04		.75		(.99)		(.79)		1.19

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.22)		(.29)		(.38)		(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.23)		(.25)		(.03)

Total dividends and distributions	(.32)		(.22)		(.52)		(.63)		(.32)

Net asset value, end of period	$ 10.14		$ 9.42		$ 8.89		$ 10.40		$ 11.82

Total Return
Total investment return based on net asset value(c)	11.13%		8.41%		(8.62	) %	(7.08	) %	10.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$870		$697		$600		$381		$162
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.57	%(e)	.58	%(e)	.58%		.58%		.61%
Expenses, before waivers/reimbursements(d)	1.53	%(e)	1.42	%(e)	1.51%		1.54%		2.47%
Net investment income(b)	2.97	%(e)	2.00	%(e)	3.26%		3.48%		1.49%
Portfolio turnover rate	13%		34%		43%		29%		45%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	169

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class R
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.32		$ 8.80		$ 10.27	$ 11.72	$ 10.89

Income From Investment Operations
Net investment income(a)(b)	.24		.14		.23	.37	.08
Net realized and unrealized gain (loss) on investment transactions	.74		.55		(1.24)	(1.22)	1.05

Net increase (decrease) in net asset value from operations	.98		.69		(1.01)	(.85)	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.17)		(.23)	(.35)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.23)	(.25)	(.03)

Total dividends and distributions	(.28)		(.17)		(.46)	(.60)	(.30)

Net asset value, end of period	$ 10.02		$ 9.32		$ 8.80	$ 10.27	$ 11.72

Total Return
Total investment return based on net asset value(c)	10.51%		7.87%		(9.02)%	(7.61)%	10.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,017		$3,113		$3,259	$3,475	$3,593
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.07	%(e)	1.08	%(e)	1.08%	1.08%	1.09%
Expenses, before waivers/reimbursements(d)	2.15	%(e)	1.98	%(e)	2.06%	2.08%	3.24%
Net investment income(b)	2.38	%(e)	1.52	%(e)	2.97%	3.38%	.63%
Portfolio turnover rate	13%		34%		43%	29%	45%

See footnote summary on page 243.

170	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class K
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.36		$ 8.83		$ 10.33	$ 11.75	$ 10.91

Income From Investment Operations
Net investment income(a)(b)	.28		.17		.26	.34	.14
Net realized and unrealized gain (loss) on investment transactions	.73		.55		(1.27)	(1.16)	1.03

Net increase (decrease) in net asset value from operations	1.01		.72		(1.01)	(.82)	1.17

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.19)		(.26)	(.35)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.23)	(.25)	(.03)

Total dividends and distributions	(.29)		(.19)		(.49)	(.60)	(.33)

Net asset value, end of period	$ 10.08		$ 9.36		$ 8.83	$ 10.33	$ 11.75

Total Return
Total investment return based on net asset value(c)	10.87%		8.20%		(8.85)%	(7.31)%	10.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,268		$11,259		$14,088	$18,597	$6,734
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.82	%(e)	.83	%(e)	.83%	.83%	.87%
Expenses, before waivers/reimbursements(d)	1.85	%(e)	1.72	%(e)	1.76%	1.82%	2.45%
Net investment income(b)	2.71	%(e)	1.85	%(e)	3.25%	3.15%	1.27%
Portfolio turnover rate	13%		34%		43%	29%	45%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	171

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class I
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.39		$ 8.86		$ 10.36	$ 11.79	$ 10.95

Income From Investment Operations
Net investment income(a)(b)	.28		.22		.27	.46	.22
Net realized and unrealized gain (loss) on investment transactions	.75		.53		(1.25)	(1.25)	.97

Net increase (decrease) in net asset value from operations	1.03		.75		(.98)	(.79)	1.19

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.22)		(.29)	(.39)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.23)	(.25)	(.03)

Total dividends and distributions	(.32)		(.22)		(.52)	(.64)	(.35)

Net asset value, end of period	$ 10.10		$ 9.39		$ 8.86	$ 10.36	$ 11.79

Total Return
Total investment return based on net asset value(c)	11.03%		8.50%		(8.55)%	(7.11)%	10.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$789		$401		$1,655	$1,723	$1,398
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.57	%(e)	.58	%(e)	.58%	.58%	.58%
Expenses, before waivers/reimbursements(d)	1.53	%(e)	1.39	%(e)	1.42%	1.49%	2.84%
Net investment income(b)	2.81	%(e)	2.34	%(e)	3.34%	3.97%	1.48%
Portfolio turnover rate	13%		34%		43%	29%	45%

See footnote summary on page 243.

172	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class A
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.16		$ 8.67		$ 10.53	$ 12.00	$ 11.00

Income From Investment Operations
Net investment income(a)(b)	.29		.16		.23	.38	.27
Net realized and unrealized gain (loss) on investment transactions	.81		.51		(1.53)	(1.36)	1.00

Net increase (decrease) in net asset value from operations	1.10		.67		(1.30)	(.98)	1.27

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.18)		(.25)	(.33)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.31)	(.16)	(.02)

Total dividends and distributions	(.29)		(.18)		(.56)	(.49)	(.27)

Net asset value, end of period	$ 9.97		$ 9.16		$ 8.67	$ 10.53	$ 12.00

Total Return
Total investment return based on net asset value(c)	11.99%		7.73%		(11.23)%	(8.48)%	11.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,407		$56,196		$66,020	$71,541	$47,201
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.89	%(e)	.91	%(e)	.90%	.90%	.99%
Expenses, before waivers/reimbursements(d)	1.15	%(e)	1.20	%(e)	1.30%	1.15%	1.65%
Net investment income(b)	2.84	%(e)	1.73	%(e)	3.00%	3.31%	2.28%
Portfolio turnover rate	11%		36%		20%	31%	25%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	173

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class B
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.08		$ 8.59		$ 10.43	$ 11.88	$ 10.92

Income From Investment Operations
Net investment income(a)(b)	.21		.10		.18	.30	.19
Net realized and unrealized gain (loss) on investment transactions	.80		.51		(1.53)	(1.33)	.99

Net increase (decrease) in net asset value from operations	1.01		.61		(1.35)	(1.03)	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.12)		(.18)	(.26)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.31)	(.16)	(.02)

Total dividends and distributions	(.22)		(.12)		(.49)	(.42)	(.22)

Net asset value, end of period	$ 9.87		$ 9.08		$ 8.59	$ 10.43	$ 11.88

Total Return
Total investment return based on net asset value(c)	11.07%		7.13%		(12.01)%	(9.00)%	10.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$532		$685		$960	$1,219	$1,043
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.59	%(e)	1.61	%(e)	1.60%	1.60%	1.71%
Expenses, before waivers/reimbursements(d)	1.89	%(e)	1.94	%(e)	2.03%	1.86%	2.42%
Net investment income(b)	2.03	%(e)	1.09	%(e)	2.36%	2.63%	1.58%
Portfolio turnover rate	11%		36%		20%	31%	25%

See footnote summary on page 243.

174	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class C
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.07		$ 8.59		$ 10.42	$ 11.89	$ 10.92

Income From Investment Operations
Net investment income(a)(b)	.19		.09		.19	.31	.18
Net realized and unrealized gain (loss) on investment transactions	.83		.51		(1.53)	(1.36)	1.01

Net increase (decrease) in net asset value from operations	1.02		.60		(1.34)	(1.05)	1.19

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.12)		(.18)	(.26)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.31)	(.16)	(.02)

Total dividends and distributions	(.22)		(.12)		(.49)	(.42)	(.22)

Net asset value, end of period	$ 9.87		$ 9.07		$ 8.59	$ 10.42	$ 11.89

Total Return
Total investment return based on net asset value(c)	11.19%		7.02%		(11.93)%	(9.16)%	10.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,094		$2,016		$1,873	$2,420	$2,247
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.59	%(e)	1.61	%(e)	1.60%	1.60%	1.69%
Expenses, before waivers/reimbursements(d)	1.89	%(e)	1.93	%(e)	2.02%	1.86%	2.35%
Net investment income(b)	1.89	%(e)	.96	%(e)	2.48%	2.77%	1.50%
Portfolio turnover rate	11%		36%		20%	31%	25%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	175

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.21		$ 8.71		$ 10.59	$ 12.06	$ 11.02

Income From Investment Operations
Net investment income(a)(b)	.29		.19		.26	.43	.29
Net realized and unrealized gain (loss) on investment transactions	.84		.52		(1.55)	(1.38)	1.04

Net increase (decrease) in net asset value from operations	1.13		.71		(1.29)	(.95)	1.33

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.21)		(.28)	(.36)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.31)	(.16)	(.02)

Total dividends and distributions	(.32)		(.21)		(.59)	(.52)	(.29)

Net asset value, end of period	$ 10.02		$ 9.21		$ 8.71	$ 10.59	$ 12.06

Total Return
Total investment return based on net asset value(c)	12.27%		8.11%		(11.04)%	(8.25)%	12.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,728		$13,461		$12,735	$13,164	$710
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.59	%(e)	.61	%(e)	.60%	.60%	.69%
Expenses, before waivers/reimbursements(d)	.84	%(e)	.90	%(e)	1.00%	.85%	1.36%
Net investment income(b)	2.85	%(e)	2.00	%(e)	3.31%	3.59%	2.44%
Portfolio turnover rate	11%		36%		20%	31%	25%

See footnote summary on page 243.

176	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class R
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.14		$ 8.65		$ 10.50	$ 11.98	$ 10.98

Income From Investment Operations
Net investment income(a)(b)	.24		.14		.21	.34	.11
Net realized and unrealized gain (loss) on investment transactions	.83		.52		(1.52)	(1.34)	1.14

Net increase (decrease) in net asset value from operations	1.07		.66		(1.31)	(1.00)	1.25

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.17)		(.23)	(.32)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.31)	(.16)	(.02)

Total dividends and distributions	(.26)		(.17)		(.54)	(.48)	(.25)

Net asset value, end of period	$ 9.95		$ 9.14		$ 8.65	$ 10.50	$ 11.98

Total Return
Total investment return based on net asset value(c)	11.68%		7.57%		(11.50)%	(8.70)%	11.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,769		$15,197		$14,210	$11,039	$5,428
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.09	%(e)	1.11	%(e)	1.10%	1.10%	1.15%
Expenses, before waivers/reimbursements(d)	1.48	%(e)	1.52	%(e)	1.57%	1.54%	1.87%
Net investment income(b)	2.41	%(e)	1.49	%(e)	2.68%	2.99%	.90%
Portfolio turnover rate	11%		36%		20%	31%	25%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	177

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class K
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.18		$ 8.69		$ 10.54	$ 12.01	$ 11.00

Income From Investment Operations
Net investment income(a)(b)	.28		.16		.23	.39	.18
Net realized and unrealized gain (loss) on investment transactions	.82		.52		(1.52)	(1.37)	1.11

Net increase (decrease) in net asset value from operations	1.10		.68		(1.29)	(.98)	1.29

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.19)		(.25)	(.33)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.31)	(.16)	(.02)

Total dividends and distributions	(.29)		(.19)		(.56)	(.49)	(.28)

Net asset value, end of period	$ 9.99		$ 9.18		$ 8.69	$ 10.54	$ 12.01

Total Return
Total investment return based on net asset value(c)	12.01%		7.77%		(11.20)%	(8.46)%	11.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,760		$66,383		$62,515	$62,033	$37,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.84	%(e)	.86	%(e)	.85%	.85%	.93%
Expenses, before waivers/reimbursements(d)	1.19	%(e)	1.21	%(e)	1.25%	1.24%	1.59%
Net investment income(b)	2.75	%(e)	1.75	%(e)	2.96%	3.36%	1.75%
Portfolio turnover rate	11%		36%		20%	31%	25%

See footnote summary on page 243.

178	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class I
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.21		$ 8.71		$ 10.59	$ 12.05	$ 11.03

Income From Investment Operations
Net investment income(a)(b)	.30		.20		.26	.38	.18
Net realized and unrealized gain (loss) on investment transactions	.83		.51		(1.55)	(1.33)	1.14

Net increase (decrease) in net asset value from operations	1.13		.71		(1.29)	(.95)	1.32

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.21)		(.28)	(.35)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.31)	(.16)	(.02)

Total dividends and distributions	(.32)		(.21)		(.59)	(.51)	(.30)

Net asset value, end of period	$ 10.02		$ 9.21		$ 8.71	$ 10.59	$ 12.05

Total Return
Total investment return based on net asset value(c)	12.29%		8.20%		(11.10)%	(8.18)%	12.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,141		$6,966		$13,571	$17,024	$11,154
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.59	%(e)	.61	%(e)	.60%	.60%	.64%
Expenses, before waivers/reimbursements(d)	.87	%(e)	.88	%(e)	.91%	.90%	1.29%
Net investment income(b)	2.94	%(e)	2.18	%(e)	3.39%	3.28%	1.56%
Portfolio turnover rate	11%		36%		20%	31%	25%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	179

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class A
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.09		$ 8.64		$ 10.60	$ 12.25	$ 11.09

Income From Investment Operations
Net investment income(a)(b)	.26		.15		.20	.37	.26
Net realized and unrealized gain (loss) on investment transactions	.86		.47		(1.66)	(1.60)	1.14

Net increase (decrease) in net asset value from operations	1.12		.62		(1.46)	(1.23)	1.40

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.17)		(.22)	(.32)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.28)	(.10)	(.01)

Total dividends and distributions	(.28)		(.17)		(.50)	(.42)	(.24)

Net asset value, end of period	$ 9.93		$ 9.09		$ 8.64	$ 10.60	$ 12.25

Total Return
Total investment return based on net asset value(c)	12.32%		7.16%		(12.80)%	(10.35)%	12.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,411		$90,837		$95,400	$91,231	$66,921
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.93	%(e)	.95	%(e)	.94%	.94%	1.02%
Expenses, before waivers/reimbursements(d)	1.10	%(e)	1.15	%(e)	1.18%	1.10%	1.42%
Net investment income(b)	2.59	%(e)	1.66	%(e)	2.69%	3.21%	2.12%
Portfolio turnover rate	16%		38%		16%	6%	13%

See footnote summary on page 243.

180	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class B
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.00		$ 8.56		$ 10.49	$ 12.14	$ 11.02

Income From Investment Operations
Net investment income(a)(b)	.19		.09		.16	.29	.18
Net realized and unrealized gain (loss) on investment transactions	.86		.46		(1.66)	(1.59)	1.13

Net increase (decrease) in net asset value from operations	1.05		.55		(1.50)	(1.30)	1.31

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.11)		(.15)	(.25)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.28)	(.10)	(.01)

Total dividends and distributions	(.21)		(.11)		(.43)	(.35)	(.19)

Net asset value, end of period	$ 9.84		$ 9.00		$ 8.56	$ 10.49	$ 12.14

Total Return
Total investment return based on net asset value(c)	11.67%		6.42%		(13.46)%	(11.00)%	11.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,079		$2,151		$2,416	$3,445	$3,487
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.63	%(e)	1.65	%(e)	1.64%	1.64%	1.72%
Expenses, before waivers/reimbursements(d)	1.82	%(e)	1.88	%(e)	1.92%	1.81%	2.12%
Net investment income(b)	1.82	%(e)	.93	%(e)	2.17%	2.57%	1.49%
Portfolio turnover rate	16%		38%		16%	6%	13%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	181

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class C
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.00		$ 8.56		$ 10.49	$ 12.14	$ 11.02

Income From Investment Operations
Net investment income(a)(b)	.16		.08		.15	.30	.13
Net realized and unrealized gain (loss) on investment transactions	.89		.47		(1.65)	(1.60)	1.18

Net increase (decrease) in net asset value from operations	1.05		.55		(1.50)	(1.30)	1.31

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.11)		(.15)	(.25)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.28)	(.10)	(.01)

Total dividends and distributions	(.21)		(.11)		(.43)	(.35)	(.19)

Net asset value, end of period	$ 9.84		$ 9.00		$ 8.56	$ 10.49	$ 12.14

Total Return
Total investment return based on net asset value(c)	11.67%		6.42%		(13.46)%	(11.00)%	11.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,289		$3,258		$2,912	$2,705	$2,356
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.63	%(e)	1.65	%(e)	1.64%	1.64%	1.70%
Expenses, before waivers/reimbursements(d)	1.83	%(e)	1.88	%(e)	1.92%	1.81%	2.05%
Net investment income(b)	1.60	%(e)	.91	%(e)	2.01%	2.61%	1.06%
Portfolio turnover rate	16%		38%		16%	6%	13%
See footnote summary on page 243.

182	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.15		$ 8.69		$ 10.67	$ 12.32	$ 11.13

Income From Investment Operations
Net investment income(a)(b)	.28		.18		.23	.33	.28
Net realized and unrealized gain (loss) on investment transactions	.88		.48		(1.69)	(1.53)	1.17

Net increase (decrease) in net asset value from operations	1.16		.66		(1.46)	(1.20)	1.45

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.20)		(.24)	(.35)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.28)	(.10)	(.01)

Total dividends and distributions	(.31)		(.20)		(.52)	(.45)	(.26)

Net asset value, end of period	$ 10.00		$ 9.15		$ 8.69	$ 10.67	$ 12.32

Total Return
Total investment return based on net asset value(c)	12.68%		7.53%		(12.60)%	(10.10)%	13.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,101		$13,781		$12,387	$9,945	$726
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.63	%(e)	.65	%(e)	.64%	.64%	.69%
Expenses, before waivers/reimbursements(d)	.80	%(e)	.85	%(e)	.88%	.82%	.99%
Net investment income(b)	2.69	%(e)	1.95	%(e)	2.96%	2.87%	2.15%
Portfolio turnover rate	16%		38%		16%	6%	13%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	183

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class R
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.06		$ 8.61		$ 10.56	$ 12.22	$ 11.07

Income From Investment Operations
Net investment income(a)(b)	.24		.13		.18	.30	.14
Net realized and unrealized gain (loss) on investment transactions	.87		.47		(1.65)	(1.55)	1.24

Net increase (decrease) in net asset value from operations	1.11		.60		(1.47)	(1.25)	1.38

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.15)		(.20)	(.31)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.28)	(.10)	(.01)

Total dividends and distributions	(.26)		(.15)		(.48)	(.41)	(.23)

Net asset value, end of period	$ 9.91		$ 9.06		$ 8.61	$ 10.56	$ 12.22

Total Return
Total investment return based on net asset value(c)	12.18%		6.94%		(13.00)%	(10.59)%	12.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,067		$37,765		$29,635	$24,178	$9,928
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.13	%(e)	1.15	%(e)	1.14%	1.14%	1.18%
Expenses, before waivers/reimbursements(d)	1.47	%(e)	1.48	%(e)	1.49%	1.49%	1.76%
Net investment income(b)	2.36	%(e)	1.38	%(e)	2.42%	2.67%	1.21%
Portfolio turnover rate	16%		38%		16%	6%	13%

See footnote summary on page 243.

184	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class K
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.12		$ 8.66		$ 10.61	$ 12.26	$ 11.10

Income From Investment Operations
Net investment income(a)(b)	.26		.16		.21	.36	.17
Net realized and unrealized gain (loss) on investment transactions	.87		.47		(1.67)	(1.59)	1.23

Net increase (decrease) in net asset value from operations	1.13		.63		(1.46)	(1.23)	1.40

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.17)		(.21)	(.32)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.28)	(.10)	(.01)

Total dividends and distributions	(.28)		(.17)		(.49)	(.42)	(.24)

Net asset value, end of period	$ 9.97		$ 9.12		$ 8.66	$ 10.61	$ 12.26

Total Return
Total investment return based on net asset value(c)	12.39%		7.27%		(12.79)%	(10.35)%	12.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$110,593		$110,450		$101,850	$105,443	$63,056
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.88	%(e)	.90	%(e)	.89%	.89%	.95%
Expenses, before waivers/reimbursements(d)	1.16	%(e)	1.17	%(e)	1.19%	1.18%	1.38%
Net investment income(b)	2.53	%(e)	1.67	%(e)	2.75%	3.15%	1.55%
Portfolio turnover rate	16%		38%		16%	6%	13%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	185

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class I
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.14		$ 8.69		$ 10.66	$ 12.31	$ 11.13

Income From Investment Operations
Net investment income(a)(b)	.29		.19		.24	.37	.18
Net realized and unrealized gain (loss) on investment transactions	.87		.46		(1.69)	(1.57)	1.26

Net increase (decrease) in net asset value from operations	1.16		.65		(1.45)	(1.20)	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.20)		(.24)	(.35)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.28)	(.10)	(.01)

Total dividends and distributions	(.32)		(.20)		(.52)	(.45)	(.26)

Net asset value, end of period	$ 9.98		$ 9.14		$ 8.69	$ 10.66	$ 12.31

Total Return
Total investment return based on net asset value(c)	12.69%		7.47%		(12.53)%	(10.12)%	13.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,280		$32,261		$40,164	$47,753	$26,459
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.63	%(e)	.65	%(e)	.64%	.64%	.66%
Expenses, before waivers/reimbursements(d)	.82	%(e)	.78	%(e)	.83%	.84%	1.07%
Net investment income(b)	2.84	%(e)	2.00	%(e)	3.13%	3.24%	1.46%
Portfolio turnover rate	16%		38%		16%	6%	13%

See footnote summary on page 243.

186	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class A
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.82		$ 8.42		$ 10.57	$ 12.41	$ 11.18

Income From Investment Operations
Net investment income(a)(b)	.25		.14		.18	.35	.26
Net realized and unrealized gain (loss) on investment transactions	.88		.42		(1.83)	(1.79)	1.21

Net increase (decrease) in net asset value from operations	1.13		.56		(1.65)	(1.44)	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.16)		(.20)	(.30)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.30)	(.10)	(.01)

Total dividends and distributions	(.25)		(.16)		(.50)	(.40)	(.24)

Net asset value, end of period	$ 9.70		$ 8.82		$ 8.42	$ 10.57	$ 12.41

Total Return
Total investment return based on net asset value(c)	12.75%		6.66%		(14.62)%	(11.97)%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,111		$108,557		$117,976	$109,315	$70,858
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97	%(e)	.99	%(e)	.98%	.98%	1.06%
Expenses, before waivers/reimbursements(d)	1.08	%(e)	1.14	%(e)	1.18%	1.09%	1.41%
Net investment income(b)	2.43	%(e)	1.58	%(e)	2.41%	3.02%	2.02%
Portfolio turnover rate	14%		38%		8%	4%	16%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	187

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class B
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.72		$ 8.34		$ 10.45	$ 12.29	$ 11.10

Income From Investment Operations
Net investment income(a)(b)	.17		.08		.13	.27	.16
Net realized and unrealized gain (loss) on investment transactions	.87		.41		(1.81)	(1.78)	1.21

Net increase (decrease) in net asset value from operations	1.04		.49		(1.68)	(1.51)	1.37

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.11)		(.13)	(.23)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.30)	(.10)	(.01)

Total dividends and distributions	(.18)		(.11)		(.43)	(.33)	(.18)

Net asset value, end of period	$ 9.58		$ 8.72		$ 8.34	$ 10.45	$ 12.29

Total Return
Total investment return based on net asset value(c)	11.88%		5.85%		(15.19)%	(12.60)%	12.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,928		$2,093		$2,404	$3,354	$3,029
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.67	%(e)	1.69	%(e)	1.68%	1.68%	1.76%
Expenses, before waivers/reimbursements(d)	1.81	%(e)	1.88	%(e)	1.92%	1.81%	2.10%
Net investment income(b)	1.70	%(e)	.91	%(e)	1.82%	2.38%	1.31%
Portfolio turnover rate	14%		38%		8%	4%	16%

See footnote summary on page 243.

188	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class C
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.73		$ 8.35		$ 10.46	$ 12.29	$ 11.10

Income From Investment Operations
Net investment income(a)(b)	.16		.07		.13	.25	.13
Net realized and unrealized gain (loss) on investment transactions	.89		.42		(1.81)	(1.75)	1.24

Net increase (decrease) in net asset value from operations	1.05		.49		(1.68)	(1.50)	1.37

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.11)		(.13)	(.23)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.30)	(.10)	(.01)

Total dividends and distributions	(.18)		(.11)		(.43)	(.33)	(.18)

Net asset value, end of period	$ 9.60		$ 8.73		$ 8.35	$ 10.46	$ 12.29

Total Return
Total investment return based on net asset value(c)	11.99%		5.84%		(15.18)%	(12.52)%	12.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,326		$5,196		$4,224	$4,089	$2,484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.67	%(e)	1.69	%(e)	1.68%	1.68%	1.74%
Expenses, before waivers/reimbursements(d)	1.81	%(e)	1.87	%(e)	1.91%	1.80%	2.07%
Net investment income(b)	1.60	%(e)	.81	%(e)	1.78%	2.18%	1.09%
Portfolio turnover rate	14%		38%		8%	4%	16%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	189

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.88		$ 8.48		$ 10.64	$ 12.48	$ 11.21

Income From Investment Operations
Net investment income(a)(b)	.26		.17		.20	.35	.25
Net realized and unrealized gain (loss) on investment transactions	.91		.42		(1.84)	(1.77)	1.27

Net increase (decrease) in net asset value from operations	1.17		.59		(1.64)	(1.42)	1.52

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.19)		(.22)	(.32)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.30)	(.10)	(.01)

Total dividends and distributions	(.28)		(.19)		(.52)	(.42)	(.25)

Net asset value, end of period	$ 9.77		$ 8.88		$ 8.48	$ 10.64	$ 12.48

Total Return
Total investment return based on net asset value(c)	13.09%		6.91%		(14.33)%	(11.72)%	13.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,351		$14,256		$11,243	$9,382	$1,769
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.67	%(e)	.69	%(e)	.68%	.68%	.71%
Expenses, before waivers/reimbursements(d)	.78	%(e)	.84	%(e)	.88%	.80%	.98%
Net investment income(b)	2.60	%(e)	1.83	%(e)	2.69%	3.01%	1.94%
Portfolio turnover rate	14%		38%		8%	4%	16%

See footnote summary on page 243.

190	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class R
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.79		$ 8.40		$ 10.52	$ 12.37	$ 11.16

Income From Investment Operations
Net investment income(a)(b)	.22		.12		.16	.31	.08
Net realized and unrealized gain (loss) on investment transactions	.89		.42		(1.81)	(1.77)	1.37

Net increase (decrease) in net asset value from operations	1.11		.54		(1.65)	(1.46)	1.45

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.15)		(.17)	(.29)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.30)	(.10)	(.01)

Total dividends and distributions	(.23)		(.15)		(.47)	(.39)	(.24)

Net asset value, end of period	$ 9.67		$ 8.79		$ 8.40	$ 10.52	$ 12.37

Total Return
Total investment return based on net asset value(c)	12.55%		6.35%		(14.76)%	(12.16)%	13.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,784		$46,261		$36,531	$33,421	$15,551
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.17	%(e)	1.19	%(e)	1.18%	1.18%	1.21%
Expenses, before waivers/reimbursements(d)	1.43	%(e)	1.45	%(e)	1.48%	1.46%	1.77%
Net investment income(b)	2.15	%(e)	1.35	%(e)	2.17%	2.73%	.69%
Portfolio turnover rate	14%		38%		8%	4%	16%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	191

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class K
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.85		$ 8.45		$ 10.59	$ 12.43	$ 11.18

Income From Investment Operations
Net investment income(a)(b)	.25		.14		.18	.35	.15
Net realized and unrealized gain (loss) on investment transactions	.88		.43		(1.83)	(1.79)	1.33

Net increase (decrease) in net asset value from operations	1.13		.57		(1.65)	(1.44)	1.48

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.17)		(.19)	(.30)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.30)	(.10)	(.01)

Total dividends and distributions	(.25)		(.17)		(.49)	(.40)	(.23)

Net asset value, end of period	$ 9.73		$ 8.85		$ 8.45	$ 10.59	$ 12.43

Total Return
Total investment return based on net asset value(c)	12.76%		6.68%		(14.58)%	(11.94)%	13.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$183,105		$175,828		$148,184	$137,794	$69,380
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.92	%(e)	.94	%(e)	.93%	.93%	.99%
Expenses, before waivers/reimbursements(d)	1.12	%(e)	1.15	%(e)	1.16%	1.16%	1.40%
Net investment income(b)	2.44	%(e)	1.59	%(e)	2.43%	2.98%	1.41%
Portfolio turnover rate	14%		38%		8%	4%	16%

See footnote summary on page 243.

192	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class I
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.87		$ 8.48		$ 10.63	$ 12.47	$ 11.21

Income From Investment Operations
Net investment income(a)(b)	.24		.18		.20	.39	.19
Net realized and unrealized gain (loss) on investment transactions	.93		.40		(1.83)	(1.81)	1.32

Net increase (decrease) in net asset value from operations	1.17		.58		(1.63)	(1.42)	1.51

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.19)		(.22)	(.32)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.30)	(.10)	(.01)

Total dividends and distributions	(.28)		(.19)		(.52)	(.42)	(.25)

Net asset value, end of period	$ 9.76		$ 8.87		$ 8.48	$ 10.63	$ 12.47

Total Return
Total investment return based on net asset value(c)	13.14%		6.85%		(14.31)%	(11.76)%	13.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,065		$21,749		$32,190	$33,966	$29,077
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.67	%(e)	.69	%(e)	.68%	.68%	.70%
Expenses, before waivers/reimbursements(d)	.79	%(e)	.81	%(e)	.84%	.83%	1.08%
Net investment income(b)	2.39	%(e)	1.96	%(e)	2.74%	3.34%	1.46%
Portfolio turnover rate	14%		38%		8%	4%	16%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	193

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class A
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.78		$ 8.45		$ 10.79	$ 12.82	$ 11.44

Income From Investment Operations
Net investment income(a)(b)	.23		.14		.16	.33	.25
Net realized and unrealized gain (loss) on investment transactions	.91		.34		(2.01)	(1.96)	1.37

Net increase (decrease) in net asset value from operations	1.14		.48		(1.85)	(1.63)	1.62

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.15)		(.17)	(.29)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.32)	(.11)	(.01)

Total dividends and distributions	(.24)		(.15)		(.49)	(.40)	(.24)

Net asset value, end of period	$ 9.68		$ 8.78		$ 8.45	$ 10.79	$ 12.82

Total Return
Total investment return based on net asset value(c)	12.90%		5.69%		(16.07)%	(13.13)%	14.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,511		$109,018		$107,068	$102,304	$78,182
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99	%(e)	1.01	%(e)	1.00%	1.00%	1.08%
Expenses, before waivers/reimbursements(d)	1.12	%(e)	1.21	%(e)	1.29%	1.17%	1.41%
Net investment income(b)	2.31	%(e)	1.52	%(e)	2.13%	2.81%	1.92%
Portfolio turnover rate	14%		34%		9%	3%	11%

See footnote summary on page 243.

194	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class B
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.66		$ 8.35		$ 10.65	$ 12.67	$ 11.35

Income From Investment Operations
Net investment income(a)(b)	.16		.08		.11	.26	.15
Net realized and unrealized gain (loss) on investment transactions	.91		.33		(1.99)	(1.95)	1.36

Net increase (decrease) in net asset value from operations	1.07		.41		(1.88)	(1.69)	1.51

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.10)		(.10)	(.22)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.32)	(.11)	(.01)

Total dividends and distributions	(.18)		(.10)		(.42)	(.33)	(.19)

Net asset value, end of period	$ 9.55		$ 8.66		$ 8.35	$ 10.65	$ 12.67

Total Return
Total investment return based on net asset value(c)	12.24%		4.86%		(16.69)%	(13.66)%	13.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,254		$1,239		$1,403	$1,795	$1,596
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.69	%(e)	1.71	%(e)	1.70%	1.70%	1.78%
Expenses, before waivers/reimbursements(d)	1.87	%(e)	1.96	%(e)	2.05%	1.90%	2.10%
Net investment income(b)	1.60	%(e)	.83	%(e)	1.52%	2.16%	1.17%
Portfolio turnover rate	14%		34%		9%	3%	11%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	195

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class C
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.67		$ 8.36		$ 10.65	$ 12.69	$ 11.36

Income From Investment Operations
Net investment income(a)(b)	.15		.07		.10	.24	.12
Net realized and unrealized gain (loss) on investment transactions	.92		.34		(1.97)	(1.95)	1.40

Net increase (decrease) in net asset value from operations	1.07		.41		(1.87)	(1.71)	1.52

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.10)		(.10)	(.22)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.32)	(.11)	(.01)

Total dividends and distributions	(.18)		(.10)		(.42)	(.33)	(.19)

Net asset value, end of period	$ 9.56		$ 8.67		$ 8.36	$ 10.65	$ 12.69

Total Return
Total investment return based on net asset value(c)	12.22%		4.85%		(16.60)%	(13.80)%	13.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,758		$3,367		$2,937	$2,835	$1,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.69	%(e)	1.71	%(e)	1.70%	1.70%	1.76%
Expenses, before waivers/reimbursements(d)	1.88	%(e)	1.94	%(e)	2.03%	1.89%	2.09%
Net investment income(b)	1.51	%(e)	.80	%(e)	1.42%	2.00%	.95%
Portfolio turnover rate	14%		34%		9%	3%	11%

See footnote summary on page 243.

196	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.83		$ 8.49		$ 10.85	$ 12.88	$ 11.47

Income From Investment Operations
Net investment income(a)(b)	.25		.16		.18	.29	.27
Net realized and unrealized gain (loss) on investment transactions	.93		.36		(2.02)	(1.90)	1.39

Net increase (decrease) in net asset value from operations	1.18		.52		(1.84)	(1.61)	1.66

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.18)		(.20)	(.31)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.32)	(.11)	(.01)

Total dividends and distributions	(.27)		(.18)		(.52)	(.42)	(.25)

Net asset value, end of period	$ 9.74		$ 8.83		$ 8.49	$ 10.85	$ 12.88

Total Return
Total investment return based on net asset value(c)	13.27%		6.05%		(15.87)%	(12.87)%	14.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,124		$11,879		$9,659	$6,660	$684
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.69	%(e)	.71	%(e)	.70%	.70%	.77%
Expenses, before waivers/reimbursements(d)	.83	%(e)	.91	%(e)	.99%	.90%	1.09%
Net investment income(b)	2.48	%(e)	1.79	%(e)	2.40%	2.51%	2.12%
Portfolio turnover rate	14%		34%		9%	3%	11%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	197

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class R
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.76		$ 8.44		$ 10.77	$ 12.81	$ 11.41

Income From Investment Operations
Net investment income(a)(b)	.21		.12		.14	.27	.07
Net realized and unrealized gain (loss) on investment transactions	.92		.34		(2.00)	(1.93)	1.53

Net increase (decrease) in net asset value from operations	1.13		.46		(1.86)	(1.66)	1.60

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.14)		(.15)	(.27)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.32)	(.11)	(.01)

Total dividends and distributions	(.21)		(.14)		(.47)	(.38)	(.20)

Net asset value, end of period	$ 9.68		$ 8.76		$ 8.44	$ 10.77	$ 12.81

Total Return
Total investment return based on net asset value(c)	12.87%		5.41%		(16.25)%	(13.30)%	14.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,027		$43,554		$32,469	$24,582	$10,812
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.19	%(e)	1.21	%(e)	1.20%	1.20%	1.23%
Expenses, before waivers/reimbursements(d)	1.47	%(e)	1.53	%(e)	1.55%	1.53%	1.76%
Net investment income(b)	2.05	%(e)	1.29	%(e)	1.89%	2.35%	.57%
Portfolio turnover rate	14%		34%		9%	3%	11%

See footnote summary on page 243.

198	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class K
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.80		$ 8.47		$ 10.81	$ 12.83	$ 11.44

Income From Investment Operations
Net investment income(a)(b)	.23		.14		.17	.33	.17
Net realized and unrealized gain (loss) on investment transactions	.93		.35		(2.02)	(1.95)	1.45

Net increase (decrease) in net asset value from operations	1.16		.49		(1.85)	(1.62)	1.62

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.16)		(.17)	(.29)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.32)	(.11)	(.01)

Total dividends and distributions	(.25)		(.16)		(.49)	(.40)	(.23)

Net asset value, end of period	$ 9.71		$ 8.80		$ 8.47	$ 10.81	$ 12.83

Total Return
Total investment return based on net asset value(c)	13.05%		5.72%		(16.10)%	(13.02)%	14.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$137,594		$120,931		$110,551	$111,995	$60,216
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.94	%(e)	.96	%(e)	.95%	.95%	1.01%
Expenses, before waivers/reimbursements(d)	1.14	%(e)	1.22	%(e)	1.24%	1.24%	1.41%
Net investment income(b)	2.26	%(e)	1.56	%(e)	2.24%	2.79%	1.44%
Portfolio turnover rate	14%		34%		9%	3%	11%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	199

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class I
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.83		$ 8.50		$ 10.85	$ 12.88	$ 11.47

Income From Investment Operations
Net investment income(a)(b)	.26		.18		.18	.38	.17
Net realized and unrealized gain (loss) on investment transactions	.92		.33		(2.02)	(1.99)	1.49

Net increase (decrease) in net asset value from operations	1.18		.51		(1.84)	(1.61)	1.66

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.18)		(.19)	(.31)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.32)	(.11)	(.01)

Total dividends and distributions	(.27)		(.18)		(.51)	(.42)	(.25)

Net asset value, end of period	$ 9.74		$ 8.83		$ 8.50	$ 10.85	$ 12.88

Total Return
Total investment return based on net asset value(c)	13.27%		5.98%		(15.78)%	(12.88)%	14.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,870		$17,678		$24,725	$24,079	$19,306
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.69	%(e)	.71	%(e)	.70%	.70%	.72%
Expenses, before waivers/reimbursements(d)	.83	%(e)	.89	%(e)	.92%	.90%	1.08%
Net investment income(b)	2.53	%(e)	1.91	%(e)	2.45%	3.15%	1.27%
Portfolio turnover rate	14%		34%		9%	3%	11%

See footnote summary on page 243.

200	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class A
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.59		$ 8.35		$ 10.69	$ 12.70	$ 11.24

Income From Investment Operations
Net investment income(a)(b)	.20		.12		.14	.30	.19
Net realized and unrealized gain (loss) on investment transactions	.94		.25		(2.05)	(2.00)	1.50

Net increase (decrease) in net asset value from operations	1.14		.37		(1.91)	(1.70)	1.69

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.13)		(.14)	(.24)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.29)	(.07)	(.02)

Total dividends and distributions	(.20)		(.13)		(.43)	(.31)	(.23)

Net asset value, end of period	$ 9.53		$ 8.59		$ 8.35	$ 10.69	$ 12.70

Total Return
Total investment return based on net asset value(c)	13.15%		4.42%		(16.91)%	(13.67)%	15.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,095		$88,919		$89,797	$73,959	$47,575
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02	%(e)	1.03	%(e)	1.02%	1.02%	1.09%
Expenses, before waivers/reimbursements(d)	1.19	%(e)	1.25	%(e)	1.33%	1.23%	1.72%
Net investment income(b)	1.99	%(e)	1.31	%(e)	1.88%	2.53%	1.54%
Portfolio turnover rate	12%		30%		6%	4%	6%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	201

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class B
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.47		$ 8.25		$ 10.55	$ 12.56	$ 11.14

Income From Investment Operations
Net investment income(a)(b)	.12		.06		.09	.22	.11
Net realized and unrealized gain (loss) on investment transactions	.94		.24		(2.02)	(1.98)	1.49

Net increase (decrease) in net asset value from operations	1.06		.30		(1.93)	(1.76)	1.60

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.08)		(.08)	(.18)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.29)	(.07)	(.02)

Total dividends and distributions	(.13)		(.08)		(.37)	(.25)	(.18)

Net asset value, end of period	$ 9.40		$ 8.47		$ 8.25	$ 10.55	$ 12.56

Total Return
Total investment return based on net asset value(c)	12.41%		3.65%		(17.49)%	(14.29)%	14.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,141		$1,145		$1,433	$1,944	$1,580
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.73	%(e)	1.72%	1.72%	1.78%
Expenses, before waivers/reimbursements(d)	1.93	%(e)	2.00	%(e)	2.09%	1.96%	2.38%
Net investment income(b)	1.23	%(e)	.63	%(e)	1.27%	1.87%	.89%
Portfolio turnover rate	12%		30%		6%	4%	6%

See footnote summary on page 243.

202	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class C
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.47		$ 8.25		$ 10.56	$ 12.58	$ 11.15

Income From Investment Operations
Net investment income(a)(b)	.13		.05		.08	.20	.03
Net realized and unrealized gain (loss) on investment transactions	.93		.25		(2.02)	(1.97)	1.58

Net increase (decrease) in net asset value from operations	1.06		.30		(1.94)	(1.77)	1.61

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.08)		(.08)	(.18)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.29)	(.07)	(.02)

Total dividends and distributions	(.13)		(.08)		(.37)	(.25)	(.18)

Net asset value, end of period	$ 9.40		$ 8.47		$ 8.25	$ 10.56	$ 12.58

Total Return
Total investment return based on net asset value(c)	12.41%		3.65%		(17.57)%	(14.34)%	14.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,428		$4,475		$4,270	$3,480	$2,217
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.73	%(e)	1.72%	1.72%	1.76%
Expenses, before waivers/reimbursements(d)	1.94	%(e)	1.99	%(e)	2.07%	1.95%	2.26%
Net investment income(b)	1.28	%(e)	.60	%(e)	1.14%	1.72%	.26%
Portfolio turnover rate	12%		30%		6%	4%	6%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	203

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.64		$ 8.40		$ 10.76	$ 12.76	$ 11.26

Income From Investment Operations
Net investment income(a)(b)	.21		.14		.16	.24	.27
Net realized and unrealized gain (loss) on investment transactions	.96		.26		(2.06)	(1.90)	1.47

Net increase (decrease) in net asset value from operations	1.17		.40		(1.90)	(1.66)	1.74

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.16)		(.17)	(.27)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.29)	(.07)	(.02)

Total dividends and distributions	(.22)		(.16)		(.46)	(.34)	(.24)

Net asset value, end of period	$ 9.59		$ 8.64		$ 8.40	$ 10.76	$ 12.76

Total Return
Total investment return based on net asset value(c)	13.51%		4.68%		(16.71)%	(13.36)%	15.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,280		$10,226		$7,365	$5,209	$480
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.73	%(e)	.72%	.72%	.80%
Expenses, before waivers/reimbursements(d)	.89	%(e)	.96	%(e)	1.03%	.94%	1.48%
Net investment income(b)	2.14	%(e)	1.56	%(e)	2.16%	2.10%	2.06%
Portfolio turnover rate	12%		30%		6%	4%	6%

See footnote summary on page 243.

204	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class R
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.57		$ 8.33		$ 10.66	$ 12.69	$ 11.24

Income From Investment Operations
Net investment income(a)(b)	.17		.10		.12	.26	.06
Net realized and unrealized gain (loss) on investment transactions	.95		.26		(2.04)	(1.98)	1.61

Net increase (decrease) in net asset value from operations	1.12		.36		(1.92)	(1.72)	1.67

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.12)		(.12)	(.24)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.29)	(.07)	(.02)

Total dividends and distributions	(.18)		(.12)		(.41)	(.31)	(.22)

Net asset value, end of period	$ 9.51		$ 8.57		$ 8.33	$ 10.66	$ 12.69

Total Return
Total investment return based on net asset value(c)	13.00%		4.23%		(17.15)%	(13.87)%	14.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,174		$37,223		$32,551	$26,546	$9,026
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22	%(e)	1.23	%(e)	1.22%	1.22%	1.26%
Expenses, before waivers/reimbursements(d)	1.51	%(e)	1.53	%(e)	1.58%	1.57%	2.00%
Net investment income(b)	1.72	%(e)	1.08	%(e)	1.64%	2.19%	.54%
Portfolio turnover rate	12%		30%		6%	4%	6%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	205

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class K
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.60		$ 8.36		$ 10.70	$ 12.71	$ 11.24

Income From Investment Operations
Net investment income(a)(b)	.20		.12		.14	.29	.12
Net realized and unrealized gain (loss) on investment transactions	.95		.26		(2.05)	(1.98)	1.59

Net increase (decrease) in net asset value from operations	1.15		.38		(1.91)	(1.69)	1.71

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.14)		(.14)	(.25)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.29)	(.07)	(.02)

Total dividends and distributions	(.21)		(.14)		(.43)	(.32)	(.24)

Net asset value, end of period	$ 9.54		$ 8.60		$ 8.36	$ 10.70	$ 12.71

Total Return
Total investment return based on net asset value(c)	13.25%		4.51%		(16.97)%	(13.64)%	15.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$117,596		$114,731		$100,789	$88,751	$42,433
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97	%(e)	.98	%(e)	.97%	.97%	1.02%
Expenses, before waivers/reimbursements(d)	1.21	%(e)	1.22	%(e)	1.27%	1.28%	1.60%
Net investment income(b)	1.99	%(e)	1.34	%(e)	1.93%	2.47%	1.07%
Portfolio turnover rate	12%		30%		6%	4%	6%
See footnote summary on page 243.

206	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class I
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.62		$ 8.38		$ 10.74	$ 12.75	$ 11.26

Income From Investment Operations
Net investment income(a)(b)	.22		.15		.16	.32	.14
Net realized and unrealized gain (loss) on investment transactions	.96		.26		(2.06)	(1.99)	1.60

Net increase (decrease) in net asset value from operations	1.18		.41		(1.90)	(1.67)	1.74

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.17)		(.17)	(.27)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.29)	(.07)	(.02)

Total dividends and distributions	(.23)		(.17)		(.46)	(.34)	(.25)

Net asset value, end of period	$ 9.57		$ 8.62		$ 8.38	$ 10.74	$ 12.75

Total Return
Total investment return based on net asset value(c)	13.59%		4.78%		(16.75)%	(13.46)%	15.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,167		$13,897		$17,822	$16,718	$13,213
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.73	%(e)	.72%	.72%	.75%
Expenses, before waivers/reimbursements(d)	.89	%(e)	.90	%(e)	.94%	.95%	1.26%
Net investment income(b)	2.18	%(e)	1.67	%(e)	2.19%	2.72%	1.08%
Portfolio turnover rate	12%		30%		6%	4%	6%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	207

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class A
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.47		$ 8.31		$ 10.71	$ 12.78	$ 11.30

Income From Investment Operations
Net investment income(a)(b)	.16		.09		.11	.27	.19
Net realized and unrealized gain (loss) on investment transactions	.97		.18		(2.11)	(2.02)	1.50

Net increase (decrease) in net asset value from operations	1.13		.27		(2.00)	(1.75)	1.69

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.08)		(.12)	(.24)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	(.03)		(.28)	(.08)	(.01)

Total dividends and distributions	(.15)		(.11)		(.40)	(.32)	(.21)

Net asset value, end of period	$ 9.45		$ 8.47		$ 8.31	$ 10.71	$ 12.78

Total Return
Total investment return based on net asset value(c)	13.29%		3.14%		(17.83)%	(14.02)%	15.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,488		$62,369		$63,738	$52,620	$34,491
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02	%(e)	1.04	%(e)	1.02%	1.02%	1.09%
Expenses, before waivers/reimbursements(d)	1.24	%(e)	1.33	%(e)	1.43%	1.36%	1.96%
Net investment income(b)	1.62	%(e)	.96	%(e)	1.57%	2.31%	1.48%
Portfolio turnover rate	14%		28%		4%	4%	5%

See footnote summary on page 243.

208	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class B
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.37		$ 8.23		$ 10.59	$ 12.65	$ 11.22

Income From Investment Operations
Net investment income(a)(b)	.09		.02		.07	.19	.10
Net realized and unrealized gain (loss) on investment transactions	.97		.17		(2.09)	(2.01)	1.49

Net increase (decrease) in net asset value from operations	1.06		.19		(2.02)	(1.82)	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.02)		(.06)	(.16)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	(.03)		(.28)	(.08)	(.01)

Total dividends and distributions	(.09)		(.05)		(.34)	(.24)	(.16)

Net asset value, end of period	$ 9.34		$ 8.37		$ 8.23	$ 10.59	$ 12.65

Total Return
Total investment return based on net asset value(c)	12.59%		2.33%		(18.42)%	(14.64)%	14.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$810		$822		$960	$1,296	$1,051
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.74	%(e)	1.72%	1.72%	1.78%
Expenses, before waivers/reimbursements(d)	1.98	%(e)	2.07	%(e)	2.19%	2.08%	2.65%
Net investment income(b)	.88	%(e)	.27	%(e)	.99%	1.58%	.79%
Portfolio turnover rate	14%		28%		4%	4%	5%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	209

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class C
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.38		$ 8.23		$ 10.59	$ 12.65	$ 11.21

Income From Investment Operations
Net investment income(a)(b)	.09		.02		.06	.17	.08
Net realized and unrealized gain (loss) on investment transactions	.96		.18		(2.08)	(1.99)	1.52

Net increase (decrease) in net asset value from operations	1.05		.20		(2.02)	(1.82)	1.60

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.02)		(.06)	(.16)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	(.03)		(.28)	(.08)	(.01)

Total dividends and distributions	(.09)		(.05)		(.34)	(.24)	(.16)

Net asset value, end of period	$ 9.34		$ 8.38		$ 8.23	$ 10.59	$ 12.65

Total Return
Total investment return based on net asset value(c)	12.46%		2.45%		(18.42)%	(14.64)%	14.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,746		$2,684		$2,158	$1,984	$1,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.74	%(e)	1.72%	1.72%	1.78%
Expenses, before waivers/reimbursements(d)	2.00	%(e)	2.07	%(e)	2.17%	2.08%	2.63%
Net investment income(b)	.89	%(e)	.21	%(e)	.90%	1.48%	.61%
Portfolio turnover rate	14%		28%		4%	4%	5%

See footnote summary on page 243.

210	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.52		$ 8.35		$ 10.77	$ 12.84	$ 11.32

Income From Investment Operations
Net investment income(a)(b)	.18		.11		.13	.26	.22
Net realized and unrealized gain (loss) on investment transactions	.98		.19		(2.13)	(1.98)	1.52

Net increase (decrease) in net asset value from operations	1.16		.30		(2.00)	(1.72)	1.74

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.10)		(.14)	(.27)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	(.03)		(.28)	(.08)	(.01)

Total dividends and distributions	(.18)		(.13)		(.42)	(.35)	(.22)

Net asset value, end of period	$ 9.50		$ 8.52		$ 8.35	$ 10.77	$ 12.84

Total Return
Total investment return based on net asset value(c)	13.55%		3.50%		(17.65)%	(13.77)%	15.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,148		$7,819		$5,872	$3,410	$942
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.74	%(e)	.72%	.72%	.78%
Expenses, before waivers/reimbursements(d)	.95	%(e)	1.03	%(e)	1.13%	1.08%	1.63%
Net investment income(b)	1.79	%(e)	1.23	%(e)	1.82%	2.21%	1.68%
Portfolio turnover rate	14%		28%		4%	4%	5%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	211

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class R
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.41		$ 8.25		$ 10.64	$ 12.72	$ 11.26

Income From Investment Operations
Net investment income(a)(b)	.14		.06		.10	.19	.07
Net realized and unrealized gain (loss) on investment transactions	.96		.19		(2.10)	(1.96)	1.59

Net increase (decrease) in net asset value from operations	1.10		.25		(2.00)	(1.77)	1.66

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.06)		(.11)	(.23)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	(.03)		(.28)	(.08)	(.01)

Total dividends and distributions	(.14)		(.09)		(.39)	(.31)	(.20)

Net asset value, end of period	$ 9.37		$ 8.41		$ 8.25	$ 10.64	$ 12.72

Total Return
Total investment return based on net asset value(c)	13.02%		2.98%		(18.00)%	(14.23)%	14.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,612		$24,873		$21,675	$15,155	$4,446
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22	%(e)	1.24	%(e)	1.22%	1.22%	1.27%
Expenses, before waivers/reimbursements(d)	1.56	%(e)	1.60	%(e)	1.65%	1.67%	2.27%
Net investment income(b)	1.35	%(e)	.73	%(e)	1.36%	1.71%	.56%
Portfolio turnover rate	14%		28%		4%	4%	5%

See footnote summary on page 243.

212	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class K
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.47		$ 8.32		$ 10.70	$ 12.78	$ 11.30

Income From Investment Operations
Net investment income(a)(b)	.16		.09		.12	.27	.09
Net realized and unrealized gain (loss) on investment transactions	.98		.17		(2.10)	(2.02)	1.61

Net increase (decrease) in net asset value from operations	1.14		.26		(1.98)	(1.75)	1.70

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.08)		(.12)	(.25)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	(.03)		(.28)	(.08)	(.01)

Total dividends and distributions	(.17)		(.11)		(.40)	(.33)	(.22)

Net asset value, end of period	$ 9.44		$ 8.47		$ 8.32	$ 10.70	$ 12.78

Total Return
Total investment return based on net asset value(c)	13.36%		3.07%		(17.68)%	(14.03)%	15.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,579		$72,858		$64,028	$59,621	$27,908
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97	%(e)	.99	%(e)	.97%	.97%	1.02%
Expenses, before waivers/reimbursements(d)	1.25	%(e)	1.29	%(e)	1.35%	1.37%	1.75%
Net investment income(b)	1.59	%(e)	.99	%(e)	1.65%	2.29%	.86%
Portfolio turnover rate	14%		28%		4%	4%	5%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	213

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class I
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.50		$ 8.34		$ 10.75	$ 12.83	$ 11.32

Income From Investment Operations
Net investment income(a)(b)	.18		.12		.14	.32	.11
Net realized and unrealized gain (loss) on investment transactions	.98		.18		(2.12)	(2.05)	1.64

Net increase (decrease) in net asset value from operations	1.16		.30		(1.98)	(1.73)	1.75

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.11)		(.15)	(.27)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	(.03)		(.28)	(.08)	(.01)

Total dividends and distributions	(.19)		(.14)		(.43)	(.35)	(.24)

Net asset value, end of period	$ 9.47		$ 8.50		$ 8.34	$ 10.75	$ 12.83

Total Return
Total investment return based on net asset value(c)	13.57%		3.48%		(17.57)%	(13.83)%	15.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,841		$9,598		$13,469	$11,536	$8,530
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.74	%(e)	.72%	.72%	.74%
Expenses, before waivers/reimbursements(d)	.94	%(e)	.96	%(e)	1.02%	1.03%	1.43%
Net investment income(b)	1.82	%(e)	1.32	%(e)	1.88%	2.62%	.81%
Portfolio turnover rate	14%		28%		4%	4%	5%

See footnote summary on page 243.

214	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class A
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.62		$ 8.49		$ 10.86	$ 12.89	$ 11.38

Income From Investment Operations
Net investment income(a)(b)	.16		.09		.12	.25	.17
Net realized and unrealized gain (loss) on investment transactions	.99		.14		(2.12)	(2.00)	1.57

Net increase (decrease) in net asset value from operations	1.15		.23		(2.00)	(1.75)	1.74

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.06)		(.12)	(.23)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	(.04)		(.25)	(.05)	(.02)

Total dividends and distributions	(.15)		(.10)		(.37)	(.28)	(.23)

Net asset value, end of period	$ 9.62		$ 8.62		$ 8.49	$ 10.86	$ 12.89

Total Return
Total investment return based on net asset value(c)	13.22%		2.71%		(17.68)%	(13.89)%	15.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,823		$52,836		$60,063	$44,222	$19,340
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.03	%(e)	1.04	%(e)	1.02%	1.02%	1.10	%(f)
Expenses, before waivers/reimbursements(d)	1.27	%(e)	1.38	%(e)	1.51%	1.49%	2.94	%(f)
Net investment income(b)	1.54	%(e)	.99	%(e)	1.57%	2.12%	1.32%
Portfolio turnover rate	12%		20%		5%	6%	7%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	215

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class B
	Year Ended August 31,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 8.52		$ 8.40		$ 10.75		$ 12.78		$ 11.31

Income From Investment Operations
Net investment income(a)(b)	.08		.03		.07		.20		.11
Net realized and unrealized gain (loss) on investment transactions	.99		.14		(2.11)		(2.03)		1.52

Net increase (decrease) in net asset value from operations	1.07		.17		(2.04)		(1.83)		1.63

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.01)		(.06)		(.15)		(.14)
Distributions from net realized gain on investment transactions	– 0	–	(.04)		(.25)		(.05)		(.02)

Total dividends and distributions	(.08)		(.05)		(.31)		(.20)		(.16)

Net asset value, end of period	$ 9.51		$ 8.52		$ 8.40		$ 10.75		$ 12.78

Total Return
Total investment return based on net asset value(c)	12.47%		2.04%		(18.31	) %	(14.50	) %	14.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$826		$829		$914		$1,093		$925
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73	%(e)	1.74	%(e)	1.72%		1.72%		1.82	%(f)
Expenses, before waivers/reimbursements(d)	2.01	%(e)	2.13	%(e)	2.27%		2.21%		4.15	%(f)
Net investment income(b)	.79	%(e)	.29	%(e)	.95%		1.69%		.91%
Portfolio turnover rate	12%		20%		5%		6%		7%

See footnote summary on page 243.

216	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class C
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.52		$ 8.41		$ 10.75	$ 12.78	$ 11.31

Income From Investment Operations
Net investment income(a)(b)	.08		.02		.06	.15	.08
Net realized and unrealized gain (loss) on investment transactions	.99		.14		(2.09)	(1.98)	1.55

Net increase (decrease) in net asset value from operations	1.07		.16		(2.03)	(1.83)	1.63

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.01)		(.06)	(.15)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	(.04)		(.25)	(.05)	(.02)

Total dividends and distributions	(.08)		(.05)		(.31)	(.20)	(.16)

Net asset value, end of period	$ 9.51		$ 8.52		$ 8.41	$ 10.75	$ 12.78

Total Return
Total investment return based on net asset value(c)	12.47%		1.92%		(18.21)%	(14.50)%	14.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,513		$2,743		$2,200	$1,561	$563
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73	%(e)	1.74	%(e)	1.72%	1.72%	1.80	%(f)
Expenses, before waivers/reimbursements(d)	2.06	%(e)	2.14	%(e)	2.28%	2.22%	3.94	%(f)
Net investment income(b)	.81	%(e)	.22	%(e)	.86%	1.30%	.63%
Portfolio turnover rate	12%		20%		5%	6%	7%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	217

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.68		$ 8.54		$ 10.93	$ 12.95	$ 11.42

Income From Investment Operations
Net investment income(a)(b)	.17		.11		.14	.21	.31
Net realized and unrealized gain (loss) on investment transactions	1.02		.16		(2.14)	(1.93)	1.46

Net increase (decrease) in net asset value from operations	1.19		.27		(2.00)	(1.72)	1.77

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.09)		(.14)	(.25)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	(.04)		(.25)	(.05)	(.02)

Total dividends and distributions	(.18)		(.13)		(.39)	(.30)	(.24)

Net asset value, end of period	$ 9.69		$ 8.68		$ 8.54	$ 10.93	$ 12.95

Total Return
Total investment return based on net asset value(c)	13.57%		3.09%		(17.51)%	(13.61)%	15.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,671		$7,788		$5,368	$3,254	$242
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73	%(e)	.74	%(e)	.72%	.72%	.81	%(f)
Expenses, before waivers/reimbursements(d)	.98	%(e)	1.09	%(e)	1.21%	1.20%	3.06	%(f)
Net investment income(b)	1.69	%(e)	1.23	%(e)	1.82%	1.81%	2.37%
Portfolio turnover rate	12%		20%		5%	6%	7%

See footnote summary on page 243.

218	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class R
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.56		$ 8.44		$ 10.79	$ 12.84	$ 11.37

Income From Investment Operations
Net investment income(a)(b)	.13		.07		.10	.25	.00	(g)
Net realized and unrealized gain (loss) on investment transactions	1.00		.14		(2.11)	(2.02)	1.71

Net increase (decrease) in net asset value from operations	1.13		.21		(2.01)	(1.77)	1.71

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.05)		(.09)	(.23)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	(.04)		(.25)	(.05)	(.02)

Total dividends and distributions	(.14)		(.09)		(.34)	(.28)	(.24)

Net asset value, end of period	$ 9.55		$ 8.56		$ 8.44	$ 10.79	$ 12.84

Total Return
Total investment return based on net asset value(c)	13.08%		2.48%		(17.89)%	(14.09)%	15.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,351		$23,640		$20,975	$14,496	$5,335
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.23	%(e)	1.24	%(e)	1.22%	1.22%	1.26	%(f)
Expenses, before waivers/reimbursements(d)	1.59	%(e)	1.63	%(e)	1.70%	1.76%	3.07	%(f)
Net investment income(b)	1.25	%(e)	.76	%(e)	1.31%	2.06%	.01%
Portfolio turnover rate	12%		20%		5%	6%	7%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	219

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class K
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.60		$ 8.48		$ 10.85	$ 12.88	$ 11.40

Income From Investment Operations
Net investment income(a)(b)	.16		.09		.12	.27	.09
Net realized and unrealized gain (loss) on investment transactions	.99		.15		(2.12)	(2.01)	1.66

Net increase (decrease) in net asset value from operations	1.15		.24		(2.00)	(1.74)	1.75

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.08)		(.12)	(.24)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	(.04)		(.25)	(.05)	(.02)

Total dividends and distributions	(.16)		(.12)		(.37)	(.29)	(.27)

Net asset value, end of period	$ 9.59		$ 8.60		$ 8.48	$ 10.85	$ 12.88

Total Return
Total investment return based on net asset value(c)	13.34%		2.74%		(17.73)%	(13.83)%	15.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,454		$60,471		$48,452	$36,392	$16,181
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98	%(e)	.99	%(e)	.97%	.97%	1.03	%(f)
Expenses, before waivers/reimbursements(d)	1.28	%(e)	1.30	%(e)	1.39%	1.47%	2.46	%(f)
Net investment income(b)	1.53	%(e)	.99	%(e)	1.60%	2.27%	.85%
Portfolio turnover rate	12%		20%		5%	6%	7%

See footnote summary on page 243.

220	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class I
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 8.63		$ 8.51		$ 10.90	$ 12.92	$ 11.42

Income From Investment Operations
Net investment income(a)(b)	.18		.12		.14	.31	.11
Net realized and unrealized gain (loss) on investment transactions	1.01		.14		(2.14)	(2.03)	1.67

Net increase (decrease) in net asset value from operations	1.19		.26		(2.00)	(1.72)	1.78

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.10)		(.14)	(.25)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	(.04)		(.25)	(.05)	(.02)

Total dividends and distributions	(.19)		(.14)		(.39)	(.30)	(.28)

Net asset value, end of period	$ 9.63		$ 8.63		$ 8.51	$ 10.90	$ 12.92

Total Return
Total investment return based on net asset value(c)	13.64%		2.99%		(17.52)%	(13.60)%	15.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,566		$9,287		$11,225	$9,682	$6,087
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73	%(e)	.74	%(e)	.72%	.72%	.76	%(f)
Expenses, before waivers/reimbursements(d)	.96	%(e)	.99	%(e)	1.07%	1.14%	1.92	%(f)
Net investment income(b)	1.72	%(e)	1.32	%(e)	1.87%	2.59%	.86%
Portfolio turnover rate	12%		20%		5%	6%	7%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	221

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class A
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.43	$ 8.38	$ 10.76	$ 12.90	$ 11.42

Income From Investment Operations
Net investment income(a)(b)	.15	.09	.12	.26	.19
Net realized and unrealized gain (loss) on investment transactions	.97	.11	(2.14)	(2.03)	1.49

Net increase (decrease) in net asset value from operations	1.12	.20	(2.02)	(1.77)	1.68

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.10)	(.11)	(.23)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.25)	(.14)	(.01)

Total dividends and distributions	(.14)	(.15)	(.36)	(.37)	(.20)

Net asset value, end of period	$ 9.41	$ 8.43	$ 8.38	$ 10.76	$ 12.90

Total Return
Total investment return based on net asset value(c)	13.15%	2.34%	(18.02)%	(14.12)%	14.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,465	$38,528	$37,782	$31,511	$18,710
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.03%	1.04	%(e)	1.02%	1.02%	1.11	%(f)
Expenses, before waivers/reimbursements(d)	1.43%	1.56	%(e)	1.76%	1.82%	2.91	%(f)
Net investment income(b)	1.46%	1.01	%(e)	1.58%	2.23%	1.49%
Portfolio turnover rate	17%	16%	6%	5%	13%

See footnote summary on page 243.

222	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class B
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.31	$ 8.27	$ 10.64	$ 12.76	$ 11.34

Income From Investment Operations
Net investment income(a)(b)	.07	.03	.06	.21	.10
Net realized and unrealized gain (loss) on investment transactions	.97	.11	(2.11)	(2.03)	1.47

Net increase (decrease) in net asset value from operations	1.04	.14	(2.05)	(1.82)	1.57

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.05)	(.07)	(.16)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.25)	(.14)	(.01)

Total dividends and distributions	(.07)	(.10)	(.32)	(.30)	(.15)

Net asset value, end of period	$ 9.28	$ 8.31	$ 8.27	$ 10.64	$ 12.76

Total Return
Total investment return based on net asset value(c)	12.43%	1.58%	(18.63)%	(14.60)%	13.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$305	$296	$321	$314	$319
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%	1.74	%(e)	1.72%	1.72%	1.81	%(f)
Expenses, before waivers/reimbursements(d)	2.20%	2.35	%(e)	2.58%	2.54%	3.97	%(f)
Net investment income(b)	.75%	.31	%(e)	.87%	1.73%	.77%
Portfolio turnover rate	17%	16%	6%	5%	13%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	223

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class C
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.31	$ 8.26	$ 10.63	$ 12.76	$ 11.34

Income From Investment Operations
Net investment income(a)(b)	.07	.03	.06	.16	.11
Net realized and unrealized gain (loss) on investment transactions	.96	.12	(2.11)	(1.99)	1.46

Net increase (decrease) in net asset value from operations	1.03	.15	(2.05)	(1.83)	1.57

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.05)	(.07)	(.16)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.25)	(.14)	(.01)

Total dividends and distributions	(.07)	(.10)	(.32)	(.30)	(.15)

Net asset value, end of period	$ 9.27	$ 8.31	$ 8.26	$ 10.63	$ 12.76

Total Return
Total investment return based on net asset value(c)	12.31%	1.70%	(18.65)%	(14.68)%	13.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,706	$1,550	$1,440	$993	$344
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%	1.74	%(e)	1.72%	1.72%	1.81	%(f)
Expenses, before waivers/reimbursements(d)	2.22%	2.32	%(e)	2.53%	2.55%	4.04	%(f)
Net investment income(b)	.76%	.31	%(e)	.85%	1.35%	.91%
Portfolio turnover rate	17%	16%	6%	5%	13%

See footnote summary on page 243.

224	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Advisor Class
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.48	$ 8.43	$ 10.83	$ 12.95	$ 11.45

Income From Investment Operations
Net investment income(a)(b)	.16	.11	.13	.25	.24
Net realized and unrealized gain (loss) on investment transactions	.99	.12	(2.14)	(1.98)	1.47

Net increase (decrease) in net asset value from operations	1.15	.23	(2.01)	(1.73)	1.71

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.13)	(.14)	(.25)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.25)	(.14)	(.01)

Total dividends and distributions	(.16)	(.18)	(.39)	(.39)	(.21)

Net asset value, end of period	$ 9.47	$ 8.48	$ 8.43	$ 10.83	$ 12.95

Total Return
Total investment return based on net asset value(c)	13.51%	2.58%	(17.81)%	(13.74)%	15.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,702	$6,481	$4,473	$2,046	$596
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73%	.74	%(e)	.72%	.72%	.80	%(f)
Expenses, before waivers/reimbursements(d)	1.13%	1.27	%(e)	1.46%	1.52%	3.13	%(f)
Net investment income(b)	1.62%	1.26	%(e)	1.81%	2.19%	1.85%
Portfolio turnover rate	17%	16%	6%	5%	13%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	225

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class R
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.35	$ 8.31	$ 10.70	$ 12.84	$ 11.40

Income From Investment Operations
Net investment income(a)(b)	.12	.07	.10	.20	.05
Net realized and unrealized gain (loss) on investment transactions	.98	.11	(2.13)	(1.98)	1.59

Net increase (decrease) in net asset value from operations	1.10	.18	(2.03)	(1.78)	1.64

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.09)	(.11)	(.22)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.25)	(.14)	(.01)

Total dividends and distributions	(.13)	(.14)	(.36)	(.36)	(.20)

Net asset value, end of period	$ 9.32	$ 8.35	$ 8.31	$ 10.70	$ 12.84

Total Return
Total investment return based on net asset value(c)	13.08%	2.11%	(18.27)%	(14.22)%	14.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,555	$16,927	$12,833	$7,636	$2,620
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.23%	1.24	%(e)	1.22%	1.22%	1.27	%(f)
Expenses, before waivers/reimbursements(d)	1.69%	1.76	%(e)	1.90%	2.01%	3.18	%(f)
Net investment income(b)	1.22%	.76	%(e)	1.34%	1.72%	.40%
Portfolio turnover rate	17%	16%	6%	5%	13%

See footnote summary on page 243.

226	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class K
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.40	$ 8.36	$ 10.74	$ 12.88	$ 11.43

Income From Investment Operations
Net investment income(a)(b)	.15	.09	.12	.27	.11
Net realized and unrealized gain (loss) on investment transactions	.97	.11	(2.13)	(2.03)	1.56

Net increase (decrease) in net asset value from operations	1.12	.20	(2.01)	(1.76)	1.67

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.11)	(.12)	(.24)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.25)	(.14)	(.01)

Total dividends and distributions	(.16)	(.16)	(.37)	(.38)	(.22)

Net asset value, end of period	$ 9.36	$ 8.40	$ 8.36	$ 10.74	$ 12.88

Total Return
Total investment return based on net asset value(c)	13.24%	2.35%	(17.95)%	(14.03)%	14.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,787	$33,954	$26,638	$19,539	$9,458
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98%	.99	%(e)	.97%	.97%	1.04	%(f)
Expenses, before waivers/reimbursements(d)	1.37%	1.43	%(e)	1.60%	1.72%	2.62	%(f)
Net investment income(b)	1.48%	1.02	%(e)	1.60%	2.29%	1.04%
Portfolio turnover rate	17%	16%	6%	5%	13%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	227

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class I
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.42	$ 8.38	$ 10.78	$ 12.92	$ 11.45

Income From Investment Operations
Net investment income(a)(b)	.17	.13	.13	.30	.12
Net realized and unrealized gain (loss) on investment transactions	.98	.10	(2.13)	(2.04)	1.59

Net increase (decrease) in net asset value from operations	1.15	.23	(2.00)	(1.74)	1.71

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.14)	(.15)	(.26)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.25)	(.14)	(.01)

Total dividends and distributions	(.18)	(.19)	(.40)	(.40)	(.24)

Net asset value, end of period	$ 9.39	$ 8.42	$ 8.38	$ 10.78	$ 12.92

Total Return
Total investment return based on net asset value(c)	13.53%	2.64%	(17.76)%	(13.85)%	15.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,055	$4,734	$7,694	$4,439	$2,213
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73%	.74	%(e)	.72%	.72%	.75	%(f)
Expenses, before waivers/reimbursements(d)	1.05%	1.10	%(e)	1.27%	1.37%	2.13	%(f)
Net investment income(b)	1.71%	1.40	%(e)	1.81%	2.48%	.78%
Portfolio turnover rate	17%	16%	6%	5%	13%

See footnote summary on page 243.

228	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class A
	Year Ended August 31							June 29, 2007(h) to August 31, 2007
	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.15		$ 7.06		$ 8.59	$ 9.86		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.12		.07		.09	.15	(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.84		.10		(1.48)	(1.27)		(.12)

Net increase (decrease) in net asset value from operations	.96		.17		(1.39)	(1.12)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.08)		(.03)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.06)		– 0	–	(.11)	(.01)		– 0	–

Total dividends and distributions	(.18)		(.08)		(.14)	(.15)		– 0	–

Net asset value, end of period	$ 7.93		$ 7.15		$ 7.06	$ 8.59		$ 9.86

Total Return
Total investment return based on net asset value(c)	13.30%		2.29%		(15.77)%	(11.53)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,223		$4,427		$3,462	$795		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.04	%(e)	1.04	%(e)	1.02%	1.02%		1.09	%(f)(j)
Expenses, before waivers/reimbursements(d)	2.77	%(e)	3.56	%(e)	7.11%	54.01%		649.75	%(f)(j)
Net investment income (loss)(b)	1.45	%(e)	1.00	%(e)	1.40%	1.66	%(i)	(1.02	)%(j)
Portfolio turnover rate	32%		17%		46%	893%		8%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	229

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class B
	Year Ended August 31							June 29, 2007(h) to August 31, 2007
	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.08		$ 7.00		$ 8.56	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06		.02		.06	.11	(i)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.83		.10		(1.50)	(1.29)		(.12)

Net increase (decrease) in net asset value from operations	.89		.12		(1.44)	(1.18)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.04)		(.01)	(.10)		– 0	–
Distributions from net realized gain on investment transactions	(.06)		– 0	–	(.11)	(.01)		– 0	–

Total dividends and distributions	(.14)		(.04)		(.12)	(.11)		– 0	–

Net asset value, end of period	$ 7.83		$ 7.08		$ 7.00	$ 8.56		$ 9.85

Total Return
Total investment return based on net asset value(c)	12.40%		1.66%		(16.44)%	(12.11)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31		$31		$30	$32		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.74	%(e)	1.72%	1.72%		1.79	%(f)(j)
Expenses, before waivers/reimbursements(d)	3.57	%(e)	4.44	%(e)	8.64%	71.00%		649.78	%(f)(j)
Net investment income (loss)(b)	.71	%(e)	.31	%(e)	.93%	1.27	%(i)	(1.72	)%(j)
Portfolio turnover rate	32%		17%		46%	893%		8%
See footnote summary on page 243.

230	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class C
	Year Ended August 31,							June 29, 2007(h) to August 31, 2007
	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.09		$ 7.00		$ 8.56	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.05		.02		.05	.08	(i)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.84		.11		(1.49)	(1.26)		(.12)

Net increase (decrease) in net asset value from operations	.89		.13		(1.44)	(1.18)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.04)		(.01)	(.10)		– 0	–
Distributions from net realized gain on investment transactions	(.06)		– 0	–	(.11)	(.01)		– 0	–

Total dividends and distributions	(.14)		(.04)		(.12)	(.11)		– 0	–

Net asset value, end of period	$ 7.84		$ 7.09		$ 7.00	$ 8.56		$ 9.85

Total Return
Total investment return based on net asset value(c)	12.39%		1.80%		(16.44)%	(12.11)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$315		$200		$120	$52		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.74	%(e)	1.72%	1.72%		1.79	%(f)(j)
Expenses, before waivers/reimbursements(d)	3.50	%(e)	4.31	%(e)	8.05%	61.58%		649.72	%(f)(j)
Net investment income (loss)(b)	.60	%(e)	.22	%(e)	.81%	.94	%(i)	(1.72	)%(j)
Portfolio turnover rate	32%		17%		46%	893%		8%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	231

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Advisor Class
	Year Ended August 31,						June 29, 2007(h) to August 31, 2007
	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.19		$ 7.09		$ 8.62	$ 9.87	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.12		.09		.10	.14	(.01)
Net realized and unrealized gain (loss) on investment transactions	.87		.10		(1.48)	(1.23)	(.12)

Net increase (decrease) in net asset value from operations	.99		.19		(1.38)	(1.09)	(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.09)		(.04)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.06)		– 0	–	(.11)	(.01)	– 0	–

Total dividends and distributions	(.20)		(.09)		(.15)	(.16)	– 0	–

Net asset value, end of period	$ 7.98		$ 7.19		$ 7.09	$ 8.62	$ 9.87

Total Return
Total investment return based on net asset value(c)	13.63%		2.66%		(15.66)%	(11.25)%	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$958		$2,237		$1,178	$305	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.74	%(e)	.72%	.72%	.79	%(f)(j)
Expenses, before waivers/reimbursements(d)	2.50	%(e)	3.25	%(e)	6.75%	41.52%	648.81	%(f)(j)
Net investment income (loss)(b)	1.51	%(e)	1.24	%(e)	1.69%	1.64%	(.72	)%(j)
Portfolio turnover rate	32%		17%		46%	893%	8%

See footnote summary on page 243.

232	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class R
	Year Ended August 31,							June 29, 2007(h) to August 31, 2007
	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.12		$ 7.06		$ 8.60	$ 9.86		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.09		.06		.07	(.03	)(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.84		.10		(1.48)	(1.10)		(.12)

Net increase (decrease) in net asset value from operations	.93		.16		(1.41)	(1.13)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.10)		(.02)	(.12)		– 0	–
Distributions from net realized gain on investment transactions	(.06)		– 0	–	(.11)	(.01)		– 0	–

Total dividends and distributions	(.19)		(.10)		(.13)	(.13)		– 0	–

Net asset value, end of period	$ 7.86		$ 7.12		$ 7.06	$ 8.60		$ 9.86

Total Return
Total investment return based on net asset value(c)	12.97%		2.16%		(16.08)%	(11.67)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,221		$2,443		$1,540	$258		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.24	%(e)	1.24	%(e)	1.22%	1.22%		1.29	%(f)(j)
Expenses, before waivers/reimbursements(d)	2.94	%(e)	3.53	%(e)	6.38%	23.00%		596.22	%(f)(j)
Net investment income (loss)(b)	1.12	%(e)	.77	%(e)	1.12%	(.12	)%(i)	(1.22	)%(j)
Portfolio turnover rate	32%		17%		46%	893%		8%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	233

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class K
	Year Ended August 31,							June 29, 2007(h) to August 31, 2007
	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.14		$ 7.08		$ 8.61	$ 9.86		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.12		.07		.07	.08	(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.84		.10		(1.46)	(1.18)		(.12)

Net increase (decrease) in net asset value from operations	.96		.17		(1.39)	(1.10)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.11)		(.03)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.06)		– 0	–	(.11)	(.01)		– 0	–

Total dividends and distributions	(.21)		(.11)		(.14)	(.15)		– 0	–

Net asset value, end of period	$ 7.89		$ 7.14		$ 7.08	$ 8.61		$ 9.86

Total Return
Total investment return based on net asset value(c)	13.37%		2.33%		(15.76)%	(11.32)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,785		$7,613		$3,959	$758		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99	%(e)	.99	%(e)	.97%	.97%		1.04	%(f)(j)
Expenses, before waivers/reimbursements(d)	2.65	%(e)	3.20	%(e)	6.14%	30.40%		595.99	%(f)(j)
Net investment income (loss)(b)	1.38	%(e)	.95	%(e)	1.32%	.95	%(i)	(.97	)%(j)
Portfolio turnover rate	32%		17%		46%	893%		8%

See footnote summary on page 243.

234	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class I
	Year Ended August 31,						June 29, 2007(h) to August 31, 2007
	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.17		$ 7.09		$ 8.61	$ 9.87	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.14		.10		.10	.14	(.01)
Net realized and unrealized gain (loss) on investment transactions	.83		.11		(1.48)	(1.24)	(.12)

Net increase (decrease) in net asset value from operations	.97		.21		(1.38)	(1.10)	(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.13)		(.03)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.06)		– 0	–	(.11)	(.01)	– 0	–

Total dividends and distributions	(.23)		(.13)		(.14)	(.16)	– 0	–

Net asset value, end of period	$ 7.91		$ 7.17		$ 7.09	$ 8.61	$ 9.87

Total Return
Total investment return based on net asset value(c)	13.42%		2.84%		(15.59)%	(11.35)%	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,077		$707		$787	$216	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.74	%(e)	.72%	.72%	.79	%(f)(j)
Expenses, before waivers/reimbursements(d)	2.32	%(e)	2.94	%(e)	6.02%	41.80%	595.86	%(f)(j)
Net investment income (loss)(b)	1.63	%(e)	1.31	%(e)	1.67%	1.51%	(.72	)%(j)
Portfolio turnover rate	32%		17%		46%	893%	8%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	235

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class A
Year Ended August 31,	June 29, 2007(h) to August 31, 2007
2011	2010	2009	2008

Net asset value, beginning of period	$ 7.01	$ 6.87	$ 8.38	$ 9.85	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.12	.07	.07	.13	(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.78	.08	(1.54)	(1.20)	(.13)

Net increase (decrease) in net asset value from operations	.90	.15	(1.47)	(1.07)	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.01)	– 0	–	(.27)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.13)	– 0	–

Total dividends and distributions	(.03)	(.01)	(.04)	(.40)	– 0	–

Net asset value, end of period	$ 7.88	$ 7.01	$ 6.87	$ 8.38	$ 9.85

Total Return
Total investment return based on net asset value(c)	12.87%	2.19%	(17.45)%	(11.40)%	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$997	$867	$690	$343	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.04	%(e)	1.04	%(e)	1.02%	1.04	%(f)	1.03	%(f)(j)
Expenses, before waivers/reimbursements(d)	8.54	%(e)	11.83	%(e)	23.03%	98.75	%(f)	643.42	%(f)(j)
Net investment income (loss)(b)	1.43	%(e)	.99	%(e)	1.20%	1.45	%(i)	(1.02	)%(j)
Portfolio turnover rate	49%	47%	83%	42%	8%

See footnote summary on page 243.

236	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class B
Year Ended August 31,	June 29, 2007(h) to August 31, 2007
2011	2010	2009	2008

Net asset value, beginning of period	$ 6.88	$ 6.78	$ 8.34	$ 9.84	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	.02	.05	.15	(i)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.78	.08	(1.57)	(1.28)	(.13)

Net increase (decrease) in net asset value from operations	.84	.10	(1.52)	(1.13)	(.16)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.24)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.13)	– 0	–

Total dividends and distributions	– 0	–	– 0	–	(.04)	(.37)	– 0	–

Net asset value, end of period	$ 7.72	$ 6.88	$ 6.78	$ 8.34	$ 9.84

Total Return
Total investment return based on net asset value(c)	12.21%	1.48%	(18.14)%	(11.93)%	(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26	$19	$18	$13	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.74	%(e)	1.72%	1.74	%(f)	1.73	%(f)(j)
Expenses, before waivers/reimbursements(d)	9.39	%(e)	12.87	%(e)	24.65%	189.38	%(f)	638.66	%(f)(j)
Net investment income (loss)(b)	.69	%(e)	.30	%(e)	.85%	1.61	%(i)	(1.72	)%(j)
Portfolio turnover rate	49%	47%	83%	42%	8%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	237

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class C
Year Ended August 31,	June 29, 2007(h) to August 31, 2007
2011	2010	2009	2008

Net asset value, beginning of period	$ 6.87	$ 6.77	$ 8.34	$ 9.84	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.05	.02	.08	.16	(i)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.79	.08	(1.61)	(1.29)	(.13)

Net increase (decrease) in net asset value from operations	.84	.10	(1.53)	(1.13)	(.16)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.24)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.13)	– 0	–

Total dividends and distributions	– 0	–	– 0	–	(.04)	(.37)	– 0	–

Net asset value, end of period	$ 7.71	$ 6.87	$ 6.77	$ 8.34	$ 9.84

Total Return
Total investment return based on net asset value(c)	12.23%	1.48%	(18.26)%	(11.93)%	(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70	$45	$20	$37	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.74	%(e)	1.72%	1.74	%(f)	1.73	%(f)(j)
Expenses, before waivers/reimbursements(d)	9.12	%(e)	12.44	%(e)	24.79%	190.03	%(f)	638.66	%(f)(j)
Net investment income (loss)(b)	.60	%(e)	.21	%(e)	1.34%	1.74	%(i)	(1.72	)%(j)
Portfolio turnover rate	49%	47%	83%	42%	8%

See footnote summary on page 243.

238	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Advisor Class
Year Ended August 31,	June 29, 2007(h) to August 31, 2007
2011	2010	2009	2008

Net asset value, beginning of period	$ 7.04	$ 6.90	$ 8.41	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.12	.09	.10	.18	(.01)
Net realized and unrealized gain (loss) on investment transactions	.81	.08	(1.57)	(1.22)	(.13)

Net increase (decrease) in net asset value from operations	.93	.17	(1.47)	(1.04)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.03)	– 0	–	(.28)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.13)	– 0	–

Total dividends and distributions	(.05)	(.03)	(.04)	(.41)	– 0	–

Net asset value, end of period	$ 7.92	$ 7.04	$ 6.90	$ 8.41	$ 9.86

Total Return
Total investment return based on net asset value(c)	13.23%	2.43%	(17.39)%	(11.09)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$138	$531	$248	$50	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.74	%(e)	.72%	.74	%(f)	.73	%(f)(j)
Expenses, before waivers/reimbursements(d)	9.44	%(e)	11.33	%(e)	22.45%	127.65	%(f)	637.93	%(f)(j)
Net investment income (loss)(b)	1.43	%(e)	1.23	%(e)	1.68%	2.04%	(.72	)%(j)
Portfolio turnover rate	49%	47%	83%	42%	8%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	239

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class R
	Year Ended August 31,							June 29, 2007(h) to August 31, 2007
	2011		2010		2009	2008

Net asset value, beginning of period	$ 6.81		$ 6.79		$ 8.38	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.09		.05		.08	.04	(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.78		.09		(1.58)	(1.13)		(.13)

Net increase (decrease) in net asset value from operations	.87		.14		(1.50)	(1.09)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.12)		(.05)	(.25)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.13)		– 0	–

Total dividends and distributions	(.14)		(.12)		(.09)	(.38)		– 0	–

Net asset value, end of period	$ 7.54		$ 6.81		$ 6.79	$ 8.38		$ 9.85

Total Return
Total investment return based on net asset value(c)	12.70%		1.97%		(17.71)%	(11.55)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$765		$484		$268	$242		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.24	%(e)	1.24	%(e)	1.22%	1.22%		1.23	%(f)(j)
Expenses, before waivers/reimbursements(d)	7.96	%(e)	10.49	%(e)	20.50%	89.30%		586.71	%(f)(j)
Net investment income (loss)(b)	1.10	%(e)	.72	%(e)	1.33%	.51	%(i)	(1.22	)%(j)
Portfolio turnover rate	49%		47%		83%	42%		8%

See footnote summary on page 243.

240	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class K
	Year Ended August 31,							June 29, 2007(h) to August 31, 2007
	2011		2010		2009	2008

Net asset value, beginning of period	$ 6.86		$ 6.83		$ 8.41	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.11		.07		.08	.19	(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.79		.09		(1.57)	(1.25)		(.13)

Net increase (decrease) in net asset value from operations	.90		.16		(1.49)	(1.06)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.13)		(.05)	(.25)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.13)		– 0	–

Total dividends and distributions	(.16)		(.13)		(.09)	(.38)		– 0	–

Net asset value, end of period	$ 7.60		$ 6.86		$ 6.83	$ 8.41		$ 9.85

Total Return
Total investment return based on net asset value(c)	12.95%		2.22%		(17.42)%	(11.26)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,844		$1,906		$1,265	$302		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99	%(e)	.99	%(e)	.97%	.97%		.98	%(f)(j)
Expenses, before waivers/reimbursements(d)	7.69	%(e)	10.25	%(e)	19.84%	87.41%		586.41	%(f)(j)
Net investment income (loss)(b)	1.37	%(e)	1.00	%(e)	1.46%	2.17	%(i)	(.97	)%(j)
Portfolio turnover rate	49%		47%		83%	42%		8%

See footnote summary on page 243.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	241

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class I
	Year Ended August 31,						June 29, 2007(h) to August 31, 2007
	2011		2010		2009	2008

Net asset value, beginning of period	$ 6.87		$ 6.84		$ 8.41	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.14		.11		.10	.17	(.01)
Net realized and unrealized gain (loss) on investment transactions	.78		.06		(1.57)	(1.21)	(.13)

Net increase (decrease) in net asset value from operations	.92		.17		(1.47)	(1.04)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.14)		(.06)	(.28)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.13)	– 0	–

Total dividends and distributions	(.17)		(.14)		(.10)	(.41)	– 0	–

Net asset value, end of period	$ 7.62		$ 6.87		$ 6.84	$ 8.41	$ 9.86

Total Return
Total investment return based on net asset value(c)	13.32%		2.44%		(17.21)%	(11.09)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$118		$60		$186	$48	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.74	%(e)	.72%	.72%	.73	%(f)(j)
Expenses, before waivers/reimbursements(d)	7.41	%(e)	10.23	%(e)	19.85%	129.39%	586.25	%(f)(j)
Net investment income (loss)(b)	1.69	%(e)	1.58	%(e)	1.62%	2.01%	(.72	)%(j)
Portfolio turnover rate	49%		47%		83%	42%	8%

See footnote summary on page 243.

242	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Total investment return calculated for a period less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the year ended August 31, 2011, the estimated annualized blended expense ratios of the Underlying Portfolios were .05% for Strategies 2000, 2005, 2010, 2015, 2020 and 2025, and .04% for Strategies 2030 and 2035 and .03% for Strategies 2040 and 2045 and .02% for Strategies 2050 and 2055. For the year ended August 31, 2010, the estimated annualized blended expense ratios of the Underlying Portfolios were .04% for Strategies 2000 and 2005, and .03% for Strategies 2010, 2015, 2020, 2025 and 2030 and .02% for Strategies 2035, 2040, 2045, 2050 and 2055. For the years ended August 31, 2009, August 31, 2008, and August 31, 2007, the estimated annualized blended expense ratios of the Underlying Portfolios were .04%, .04%, and .04%, respectively, for each of the Strategies.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Ratios reflect expenses grossed up, where applicable for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended August 31, 2008
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2055	1.02%	1.72%	1.72%	.72%	—	—	—

	Year Ended August 31, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	.90%	1.57%	1.59%	.63%	1.05%	.82%	.54%
2040	1.08%	1.80%	1.78%	.79%	1.24%	1.02%	.74%
2045	1.09%	1.79%	1.79%	.79%	1.25%	1.02%	.73%
2050	1.02%	1.72%	1.72%	.72%	1.22%	.97%	.72%
2055	1.02%	1.72%	1.72%	.72%	1.22%	.97%	.72%

(g)	Amount is less than $.005.

(h)	Commencement of operations.

(i)	Net of fees and expenses waived by the Distributor.

(j)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	243

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Blended Style Series, Inc. and Shareholders of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Blended Style Series, Inc. (the “Fund”) (comprising, respectively, AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy, collectively the “Strategies”) as of August 31, 2011, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented prior to September 1, 2009, were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Strategies constituting AllianceBernstein Blended Style Series, Inc. at August 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2011

244	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2011. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
2000 Retirement Strategy	12.02%	54.25%
2005 Retirement Strategy	14.38%	45.76%
2010 Retirement Strategy	17.44%	40.52%
2015 Retirement Strategy	20.38%	36.24%
2020 Retirement Strategy	24.20%	30.69%
2025 Retirement Strategy	28.40%	25.11%
2030 Retirement Strategy	35.96%	19.80%
2035 Retirement Strategy	54.43%	9.74%
2040 Retirement Strategy	58.14%	7.99%
2045 Retirement Strategy	54.20%	7.52%
2050 Retirement Strategy	59.24%	7.88%
2055 Retirement Strategy	58.17%	7.82%

For the taxable year ended August 31, 2011, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
2000 Retirement Strategy	$176,167
2005 Retirement Strategy	271,187
2010 Retirement Strategy	1,487,295
2015 Retirement Strategy	3,182,634
2020 Retirement Strategy	4,582,874
2025 Retirement Strategy	4,218,224
2030 Retirement Strategy	4,112,820
2035 Retirement Strategy	2,991,518
2040 Retirement Strategy	2,660,415
2045 Retirement Strategy	1,805,322
2050 Retirement Strategy	317,797
2055 Retirement Strategy	71,432

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	245

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters(2), Senior Vice President

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, each of the Strategies are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Masters, Fontaine, Lee, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of the Strategies.

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Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of the AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	247

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 79 (2002) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

John H. Dobkin, # 69 (2002)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	99	None

248	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	249

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

250	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		99	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	251

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)

Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	99	None

252	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	253

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Seth J. Masters 52	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Thomas J. Fontaine 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Dokyoung Lee 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Christopher H. Nikolich 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Patrick J. Rudden 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

254	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Strategy

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 2-4, 2011:

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

AllianceBernstein 2050 Retirement Strategy

AllianceBernstein 2055 Retirement Strategy

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that each Strategy is managed to the specific year of planned retirement included in its name. The directors also noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors further noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the directors considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	255

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Strategies will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Strategies by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Strategies to the Adviser than the fee rates stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the 2000, 2005, 2050 and 2055 Strategies since each such Strategy’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each

256	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2009 and 2010 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the following Strategies was not profitable to it for the years indicated: (i) the 2015, 2020, 2025 and 2030 Retirement Strategies in 2010 and (ii) the 2000, 2005, 2010, 2035, 2040, 2045, 2050 and 2055 Strategies in 2009 or 2010. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the 2015, 2020, 2025 and 2030 Strategies in 2009 was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest) other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (including the portfolios of Pooling in which the Strategies invest) on an agency basis), 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	257

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (the “Composite Index”) in each case for various periods ended May 31, 2011 and (in the case of comparisons with the Composite Index) the since inception period. The directors also reviewed performance information for the 1- and 3-month periods ended July 31, 2011 (for which the data was not limited to Class A Shares). The Composite Index for a Strategy consisted of some or all of the following underlying benchmarks: the Russell 3000 Index, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net), the MSCI All Country World (ACW) Commodity Producers Index, the Barclays Capital (BC) U.S. Aggregate Bond Index, the BofA Merrill Lynch 1-3 Year Treasury Index, the BC 1-10 Year TIPS Index, the Standard & Poor’s 500 Stock Index and the BC High Yield (2% constrained) Index. The directors noted that the weighting of the Composite Index differed for the various Strategies, depending on the extent to which a Strategy invested in equity securities.

AllianceBernstein 2000 Retirement Strategy

The directors noted that the Strategy was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period. The Strategy outperformed the Composite Index in the 1-year period but lagged the Composite Index in the 3- and 5-year and the since inception periods (inception September 2005). The directors also noted that in the 1-month period the Strategy had outperformed the Lipper Mixed-Asset Target 2010 Funds Average and the Composite Index, and in the 3-month period it had performed about the same as the Lipper Average and lagged the Composite Index. The directors noted that all reference points showed negative results in the 3-month period. Based on their review, the directors concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein 2005 Retirement Strategy

The directors noted that the Strategy was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and 4th quintile of the

258	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Performance Universe for the 5-year period. The Strategy lagged the Composite Index in the 1-, 3- and 5-year and the since inception periods (inception September 2005). The directors also noted that in the 1-month period the Strategy had lagged the Lipper Mixed-Asset Target 2010 Funds Average but outperformed the Composite Index, and in the 3-month period the Strategy had lagged the Lipper Average and the Composite Index. The directors noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AllianceBernstein 2010 Retirement Strategy

The directors noted that the Strategy was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period. The Strategy lagged the Composite Index in the 1-, 3- and 5-year and the since inception periods (inception September 2005). The directors also noted that in the 1-month period the Strategy had lagged the Lipper Mixed-Asset Target 2010 Funds Average and performed about the same as the Composite Index, and in the 3-month period the Strategy had lagged the Lipper Average and the Composite Index. The directors noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AllianceBernstein 2015 Retirement Strategy

The directors noted that the Strategy was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and 2nd out of 3 of the Performance Group and in the 4th quintile of the Performance Universe for the 5-year period. The Strategy lagged the Composite Index in the 1-, 3- and 5-year and the since inception periods (inception September 2005). The directors also noted that in the 1-month period the Strategy had lagged the Lipper Mixed-Asset Target 2015 Funds Average and performed about the same as the Composite Index, and in the 3-month period the Strategy had lagged the Lipper Average and the Composite Index. The directors noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AllianceBernstein 2020 Retirement Strategy

The directors noted that the Strategy was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and 4th quintile of the

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	259

Performance Universe for the 5-year period. The Strategy lagged the Composite Index in the 1-, 3- and 5-year and the since inception periods (inception September 2005). The directors also noted that in the 1-month period the Strategy had lagged the Lipper Mixed-Asset Target 2020 Funds Average and performed about the same as the Composite Index, and in the 3-month period the Strategy had lagged the Lipper Average and the Composite Index. The directors noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AllianceBernstein 2025 Retirement Strategy

The directors noted that the Strategy was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and 2nd out of 2 of the Performance Group and in the 4th quintile of the Performance Universe for the 5-year period. The Strategy lagged the Composite Index in the 1-, 3- and 5-year and the since inception periods (inception September 2005). The directors also noted that in the 1- and 3-month periods the Strategy had lagged the Lipper Mixed-Asset Target 2025 Funds Average and the Composite Index. The directors noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AllianceBernstein 2030 Retirement Strategy

The directors noted that the Strategy was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Strategy lagged the Composite Index in the 1-, 3- and 5-year and the since inception periods (inception September 2005). The directors also noted that in the 1- and 3-month periods the Strategy had lagged the Lipper Mixed-Asset Target 2030 Funds Average and the Composite Index. The directors noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review the directors concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein 2035 Retirement Strategy

The directors noted that the Strategy was 3rd out of 4 of the Performance Group and in the 4th quintile of the Performance Universe for the 1-year period, 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 3-year period, and 2nd out of 2 of the Performance Group and in the 5th quintile of the Performance Universe for the 5-year period. The Strategy lagged the Composite Index in the 1-, 3- and 5-year and the since inception periods (inception September 2005). The directors also noted that in the 1- and 3-month periods the Strategy had lagged the Lipper Mixed-Asset Target 2035 Funds Average and the Composite Index. The directors

260	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

AllianceBernstein 2040 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Strategy lagged the Composite Index in the 1-, 3- and 5-year and the since inception periods (inception September 2005). The directors also noted that in the 1- and 3-month periods the Strategy had lagged the Lipper Mixed-Asset Target 2040 Funds Average and the Composite Index. The directors noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

AllianceBernstein 2045 Retirement Strategy

The directors noted that the Strategy was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and 2nd out of 2 of the Performance Group and 4th out of 4 of the Performance Universe for the 5-year period. The Strategy lagged the Composite Index in the 1-, 3- and 5-year and the since inception periods (inception September 2005). The directors also noted that in the 1- and 3-month periods the Strategy had lagged the Lipper Mixed-Asset Target 2045 Funds Average and the Composite Index. The directors noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

AllianceBernstein 2050 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period. The Strategy lagged the Composite Index in the 1- and 3-year and the since inception periods (inception June 2007). The directors also noted that in the 1- and 3-month periods the Strategy had lagged the Lipper Mixed-Asset Target 2050+ Funds Average and the Composite Index. The directors noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	261

AllianceBernstein 2055 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods. The Strategy lagged the Composite Index in the 1- and 3-year and the since inception periods (inception June 2007). The directors also noted that in the 1- and 3-month periods the Strategy had lagged the Lipper Mixed-Asset Target 2050+ Funds Average and the Composite Index. The directors noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

For each Strategy, the directors also considered the advisory fees the Adviser charges other clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer. The directors noted that the institutional fee schedule had lower initial fee rates and breakpoints at lower asset levels than those in the fee schedule applicable to the corresponding Strategy and that the application of the institutional fee schedule to the level of assets of a Strategy would result in a fee rate lower than that in the Strategy’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within a comparison group of funds created by Lipper (an Expense Group, which Lipper described as a representative sample of funds similar to a Strategy). In the case of each of the

262	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2015, 2025, 2035 and 2045 Strategies, because of the small number of funds in the Lipper category for each such Strategy Lipper had expanded each such Strategy’s Expense Group to include other out-of-category target date peers. Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in a Strategy’s investment classification/objective with a similar load type as the Strategy) was not provided by Lipper in light of the small number of funds in each Strategy’s Lipper category. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio of each Strategy reflected fee waivers and/or expense reimbursements as a result of undertakings by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in a Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

The directors noted that, at each Strategy’s current size, its contractual effective advisory fee rate plus the administrative expense reimbursement (where it had not been waived by the Adviser) was lower than the its Expense Group median. The directors noted that each Strategy’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	263

Pages 264-431 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. The Portfolio of Investments information has been derived from each fund’s August 31, 2011 audited financial statements, which is available upon request.

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

U.S. VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,942.8

*	All data are as of August 31, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

264	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,952.8

*	All data are as of August 31, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	265

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $983.8

*	All data are as of August 31, 2011. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Austria, Belgium, China, Denmark, Hong Kong, India, New Zealand, Norway, Poland, Portugal, Singapore, South Africa, Spain and Turkey.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

266	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,022.0

*	All data are as of August 31, 2011 The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following countries: Canada, China, Denmark, Italy, Russia, South Africa, South Korea, Spain, and Taiwan.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	267

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

SHORT DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,285.7

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

268	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,307.3

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	269

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $712.7

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

270	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

HIGH-YIELD PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $482.4

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	271

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $497.0

*	All data are as of August 31, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

272	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $504.9

*	All data are as of August 31, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	273

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $937.3

*	All data are as of August 31, 2011. The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries: Germany, Italy, Netherlands, Poland, South Africa, South Korea, Sweden and Turkey.

274	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $284.4

TEN LARGEST HOLDINGS**

August 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Notes	$36,147,119	12.7%
U.S. Treasury Bonds	14,967,929	5.3
Exxon Mobil Corp.	870,118	0.3
Apple, Inc.	858,171	0.3
International Business Machines Corp.	498,539	0.2
Chevron Corp.	474,768	0.2
Microsoft Corp.	469,490	0.2
Simon Property Group, Inc.	460,600	0.2
Johnson & Johnson	430,990	0.1
Procter & Gamble Co. (The)	423,472	0.1
	$55,601,196	19.6%

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	275

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.3%
Health Care – 17.9%
Biotechnology – 2.6%
Amgen, Inc.	344,100	$19,064,861
Gilead Sciences, Inc.(a)	773,300	30,843,070

		49,907,931

Health Care Providers & Services – 4.4%
Aetna, Inc.	135,900	5,440,077
Health Net, Inc.(a)	305,800	7,550,202
UnitedHealth Group, Inc.	766,400	36,419,328
WellPoint, Inc.	559,100	35,391,030

		84,800,637

Pharmaceuticals – 10.9%
AstraZeneca PLC (Sponsored ADR)	734,300	34,820,506
Forest Laboratories, Inc.(a)	98,700	3,379,488
Johnson & Johnson	926,400	60,957,120
Merck & Co., Inc.	1,030,900	34,143,408
Pfizer, Inc.	4,153,500	78,833,430

		212,133,952

		346,842,520

Energy – 16.4%
Energy Equipment & Services – 1.6%
McDermott International, Inc.(a)	532,000	7,655,480
Nabors Industries Ltd.(a)	179,860	3,316,618
Transocean Ltd./Switzerland	342,100	19,164,442

		30,136,540

Oil, Gas & Consumable Fuels – 14.8%
Anadarko Petroleum Corp.	415,500	30,643,125
BP PLC (Sponsored ADR)	351,200	13,833,768
Chevron Corp.	594,900	58,841,559
ConocoPhillips	880,600	59,942,442
Devon Energy Corp.	339,000	22,994,370
Exxon Mobil Corp.	267,400	19,798,296
Marathon Oil Corp.	883,300	23,778,436
Marathon Petroleum Corp.	668,400	24,770,904
Nexen, Inc. (New York)	1,013,600	21,640,360
Tesoro Corp.(a)	292,900	7,047,174
Valero Energy Corp.	186,900	4,246,368

		287,536,802

		317,673,342

Consumer Discretionary – 14.8%
Auto Components – 1.4%
Lear Corp.	354,000	16,914,120
TRW Automotive Holdings Corp.(a)	233,400	9,730,446

		26,644,566

276	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.4%
Ford Motor Co.(a)	781,400	$8,689,168
General Motors Co.(a)	786,400	18,897,192

		27,586,360

Household Durables – 0.9%
Fortune Brands, Inc.	72,000	4,112,640
NVR, Inc.(a)	21,100	13,430,150

		17,542,790

Media – 7.7%
CBS Corp. – Class B	198,000	4,959,900
Comcast Corp. – Class A	1,836,800	39,509,568
DIRECTV(a)	499,500	21,963,015
Gannett Co., Inc.	874,400	10,099,320
Interpublic Group of Cos., Inc. (The)	791,100	6,827,193
McGraw-Hill Cos., Inc. (The)	304,800	12,835,128
News Corp. – Class A	710,800	12,275,516
Time Warner Cable, Inc. – Class A	289,700	18,975,350
Viacom, Inc. – Class B	453,700	21,886,488

		149,331,478

Multiline Retail – 0.6%
Big Lots, Inc.(a)	329,000	11,153,100

Specialty Retail – 2.8%
Foot Locker, Inc.	450,100	9,393,587
GameStop Corp. – Class A(a)	267,700	6,406,061
Limited Brands, Inc.	288,100	10,872,894
Lowe’s Cos., Inc.	897,800	17,893,154
Ross Stores, Inc.	135,900	10,399,748

		54,965,444

		287,223,738

Financials – 13.3%
Commercial Banks – 2.3%
Regions Financial Corp.	403,000	1,829,620
Wells Fargo & Co.	1,634,900	42,670,890

		44,500,510

Consumer Finance – 0.4%
Capital One Financial Corp.	150,900	6,948,945

Diversified Financial Services – 7.5%
Bank of America Corp.	1,148,400	9,382,428
Citigroup, Inc.	1,864,600	57,895,830
JPMorgan Chase & Co.	1,771,600	66,541,296
Moody’s Corp.	409,800	12,634,134

		146,453,688

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	277

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 3.1%
ACE Ltd.	246,700	$15,931,886
Berkshire Hathaway, Inc.(a)	156,000	11,388,000
Chubb Corp.	116,800	7,228,752
Travelers Cos., Inc. (The)	499,500	25,204,770

		59,753,408

		257,656,551

Consumer Staples – 9.5%
Beverages – 0.8%
Constellation Brands, Inc. – Class A(a)	820,900	16,229,193

Food & Staples Retailing – 1.2%
Kroger Co. (The)	866,800	20,421,808
Safeway, Inc.	129,600	2,375,568

		22,797,376

Food Products – 2.7%
Bunge Ltd.	335,600	21,716,676
ConAgra Foods, Inc.	346,500	8,461,530
Smithfield Foods, Inc.(a)	290,000	6,356,800
Tyson Foods, Inc.—Class A	943,200	16,477,704

		53,012,710

Household Products – 2.0%
Procter & Gamble Co. (The)	622,700	39,653,536

Tobacco – 2.8%
Altria Group, Inc.	1,067,400	29,022,606
Lorillard, Inc.	182,800	20,367,576
Reynolds American, Inc.	114,100	4,286,737

		53,676,919

		185,369,734

Information Technology – 7.9%
Communications Equipment – 1.0%
Cisco Systems, Inc.	1,049,000	16,448,320
Motorola Solutions, Inc.(a)	93,100	3,918,579

		20,366,899

Computers & Peripherals – 2.9%
Dell, Inc.(a)	1,116,700	16,599,745
Hewlett-Packard Co.	1,492,300	38,844,569

		55,444,314

Electronic Equipment, Instruments & Components – 1.1%
Corning, Inc.	1,472,600	22,133,178

278	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 2.9%
Advanced Semiconductor Engineering, Inc. (ADR)	1,054,358	$4,734,068
Applied Materials, Inc.	1,246,700	14,112,644
Intel Corp.	1,416,900	28,522,197
Lam Research Corp.(a)	239,900	8,914,684

		56,283,593

		154,227,984

Industrials – 7.4%
Aerospace & Defense – 2.1%
General Dynamics Corp.	106,600	6,830,928
Northrop Grumman Corp.	626,000	34,192,120

		41,023,048

Airlines – 0.8%
Delta Air Lines, Inc.(a)	2,160,900	16,271,577

Industrial Conglomerates – 3.3%
General Electric Co.	3,915,700	63,865,067

Machinery – 1.2%
Ingersoll-Rand PLC	456,800	15,307,368
Parker Hannifin Corp.	105,600	7,754,208

		23,061,576

		144,221,268

Utilities – 4.4%
Electric Utilities – 1.0%
Edison International	154,000	5,727,260
NV Energy, Inc.	865,500	12,913,260

		18,640,520

Gas Utilities – 1.1%
Atmos Energy Corp.	323,800	10,860,252
UGI Corp.	378,917	11,276,570

		22,136,822

Multi-Utilities – 2.3%
CMS Energy Corp.	666,800	13,135,960
DTE Energy Co.	408,100	20,633,536
TECO Energy, Inc.	613,000	11,217,900

		44,987,396

		85,764,738

Telecommunication Services – 3.0%
Diversified Telecommunication Services – 3.0%
AT&T, Inc.	1,135,300	32,333,344
CenturyLink, Inc.	740,500	26,769,075

		59,102,419

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	279

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 2.7%
Chemicals – 1.8%
Dow Chemical Co. (The)	362,400	$10,310,280
Huntsman Corp.	325,000	4,260,750
LyondellBasell Industries NV	555,083	19,233,626

		33,804,656

Metals & Mining – 0.9%
Alcoa, Inc.	1,375,600	17,621,436
		51,426,092

Total Common Stocks (cost $1,870,989,607)		1,889,508,386

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $42,922,326)	42,922,326	42,922,326

Total Investments – 99.5% (cost $1,913,911,933)		1,932,430,712
Other assets less liabilities – 0.5%		10,362,792

Net Assets – 100.0%		$1,942,793,504

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

280	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Information Technology – 33.2%
Communications Equipment – 4.9%
Aruba Networks, Inc.(a)	524,000	$11,176,920
Juniper Networks, Inc.(a)	88,000	1,841,840
QUALCOMM, Inc.	1,262,330	64,959,502
Riverbed Technology, Inc.(a)	726,100	17,992,758

		95,971,020

Computers & Peripherals – 9.8%
Apple, Inc.(a)	391,425	150,632,083
EMC Corp./Massachusetts(a)	1,812,907	40,953,569

		191,585,652

Internet Software & Services – 4.6%
Google, Inc. – Class A(a)	164,650	89,069,064

IT Services – 2.4%
Accenture PLC	582,770	31,230,644
Visa, Inc. – Class A	171,500	15,071,420

		46,302,064

Semiconductors & Semiconductor Equipment – 3.1%
Broadcom Corp. – Class A(a)	1,343,357	47,890,677
Marvell Technology Group Ltd.(a)	986,900	12,977,735

		60,868,412

Software – 8.4%
Citrix Systems, Inc.(a)	796,150	48,111,344
Intuit, Inc.(a)	768,000	37,885,440
Oracle Corp.	2,191,000	61,501,370
Rovi Corp.(a)	333,711	16,315,131

		163,813,285

		647,609,497

Consumer Discretionary – 15.8%
Auto Components – 3.4%
BorgWarner, Inc.(a)	464,300	33,146,377
Johnson Controls, Inc.	1,045,900	33,343,292

		66,489,669

Hotels, Restaurants & Leisure – 2.8%
Las Vegas Sands Corp.(a)	309,800	14,427,386
Starbucks Corp.	1,073,720	41,467,066

		55,894,452

Internet & Catalog Retail – 2.2%
Amazon.com, Inc.(a)	201,040	43,281,902

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	281

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 4.6%
Comcast Corp. – Class A	2,096,600	$45,097,866
Walt Disney Co. (The)	1,296,300	44,151,978

		89,249,844

Specialty Retail – 2.1%
Limited Brands, Inc.	1,080,579	40,781,051

Textiles, Apparel & Luxury Goods – 0.7%
VF Corp.	114,900	13,450,194

		309,147,112

Industrials – 12.3%
Aerospace & Defense – 2.6%
Goodrich Corp.	181,925	16,224,071
Precision Castparts Corp.	152,800	25,036,280
United Technologies Corp.	134,200	9,964,350

		51,224,701

Air Freight & Logistics – 3.0%
United Parcel Service, Inc. – Class B	874,055	58,902,566

Electrical Equipment – 1.0%
Rockwell Automation, Inc.	288,704	18,514,588

Industrial Conglomerates – 3.0%
Danaher Corp.	1,285,569	58,891,916

Machinery – 2.7%
Flowserve Corp.	353,655	33,363,813
Stanley Black & Decker, Inc.	322,200	19,969,956

		53,333,769

		240,867,540

Energy – 11.8%
Energy Equipment & Services – 5.2%
FMC Technologies, Inc.(a)	538,500	23,941,710
Schlumberger, Ltd.	983,595	76,838,441

		100,780,151

Oil, Gas & Consumable Fuels – 6.6%
Anadarko Petroleum Corp.	300,000	22,125,000
EOG Resources, Inc.	399,175	36,959,613
Noble Energy, Inc.	682,298	60,287,852
Occidental Petroleum Corp.	114,057	9,893,304

		129,265,769

		230,045,920

282	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 9.8%
Capital Markets – 3.7%
Blackstone Group LP	2,090,100	$28,655,271
Goldman Sachs Group, Inc. (The)	372,790	43,325,654

		71,980,925

Diversified Financial Services – 4.1%
JPMorgan Chase & Co.	2,105,000	79,063,800

Insurance – 1.4%
MetLife, Inc.	837,700	28,146,720

Real Estate Management & Development – 0.6%
CB Richard Ellis Group, Inc. – Class A(a)	751,400	11,391,224

		190,582,669

Health Care – 8.4%
Biotechnology – 3.2%
Celgene Corp.(a)	678,758	40,365,738
Gilead Sciences, Inc.(a)	552,465	22,035,067

		62,400,805

Health Care Equipment & Supplies – 1.4%
Covidien PLC	505,820	26,393,688

Health Care Providers & Services – 1.4%
Express Scripts, Inc. – Class A(a)	598,015	28,070,824

Pharmaceuticals – 2.4%
Allergan, Inc./United States	564,700	46,198,107

		163,063,424

Materials – 5.9%
Chemicals – 5.9%
Dow Chemical Co. (The)	1,060,930	30,183,459
Monsanto Co.	807,867	55,686,272
Potash Corp. of Saskatchewan, Inc.	509,300	29,529,214

		115,398,945

Consumer Staples – 2.6%
Food Products – 1.3%
General Mills, Inc.	650,300	24,652,873

Household Products – 1.1%
Procter & Gamble Co. (The)	336,000	21,396,480

Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) – Class A	49,800	4,863,468

		50,912,821

Total Common Stocks (cost $1,743,502,001)		1,947,627,928

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	283

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $4,458,774)	4,458,774	$4,458,774

Total Investments – 100.0% (cost $1,747,960,775)		1,952,086,702
Other assets less liabilities – 0.0%		759,552

Net Assets – 100.0%		$1,952,846,254

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

284	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Financials – 19.7%
Capital Markets – 1.0%
Deutsche Bank AG	199,200	$8,056,584
Macquarie Group Ltd.	77,900	2,167,275

		10,223,859

Commercial Banks – 11.0%
Australia & New Zealand Banking Group Ltd.	246,800	5,377,630
Banco do Brasil SA	325,000	5,455,116
Barclays PLC	2,812,300	7,770,403
BNP Paribas SA	227,465	11,699,991
Danske Bank A/S(a)	215,298	3,178,897
Hana Financial Group, Inc.	66,660	2,261,301
KB Financial Group, Inc.	115,662	4,797,837
KBC Groep NV	217,000	6,112,011
Lloyds Banking Group PLC(a)	16,995,000	9,270,171
Mitsubishi UFJ Financial Group, Inc.	1,097,300	4,976,606
National Australia Bank Ltd.	624,100	15,918,668
Societe Generale SA	502,784	16,836,136
Sumitomo Mitsui Financial Group, Inc.	382,900	11,336,756
Turkiye Is Bankasi – Class C	1,159,100	3,019,306

		108,010,829

Diversified Financial Services – 2.7%
ING Groep NV(a)	2,204,600	19,130,125
ORIX Corp.	84,240	7,650,595

		26,780,720

Insurance – 4.7%
Aegon NV(a)	1,833,900	8,257,800
Allianz SE	164,600	16,932,417
Aviva PLC	1,527,500	8,417,374
Muenchener Rueckversicherungs AG	97,800	12,758,392

		46,365,983

Real Estate Management & Development – 0.3%
New World Development Ltd.	2,091,224	2,663,005
Wheelock & Co., Ltd.	45,000	158,884

		2,821,889

		194,203,280

Consumer Discretionary – 13.6%
Auto Components – 4.0%
Bridgestone Corp.	482,900	10,773,415
Faurecia	92,342	2,704,720
GKN PLC	2,965,900	9,708,835
Magna International, Inc. – Class A	197,800	7,511,674
NGK Spark Plug Co., Ltd.	370,000	4,806,983
Sumitomo Rubber Industries Ltd.	272,400	3,445,738

		38,951,365

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	285

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 5.7%
Mazda Motor Corp.(a)	2,913,000	$6,274,203
Nissan Motor Co., Ltd.	1,526,400	14,035,890
Renault SA	337,300	13,706,281
Toyota Motor Corp.	421,400	15,181,068
Volkswagen AG (Preference Shares)	39,600	6,583,492

		55,780,934

Household Durables – 1.5%
Sharp Corp.	915,000	7,584,394
Sony Corp.	327,900	7,200,262

		14,784,656

Leisure Equipment & Products – 0.5%
Namco Bandai Holdings, Inc.	359,200	5,000,849

Media – 1.1%
Informa PLC	418,700	2,399,776
Vivendi SA	356,050	8,657,109

		11,056,885

Specialty Retail – 0.5%
Esprit Holdings Ltd.	1,820,500	5,125,387

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	2,897,929

		133,598,005

Energy – 11.8%
Oil, Gas & Consumable Fuels – 11.8%
BP PLC	4,604,800	30,055,647
China Petroleum & Chemical Corp. – Class H	3,398,000	3,347,858
ENI SpA	493,300	9,918,421
Gazprom OAO (Sponsored ADR)	872,600	10,602,090
JX Holdings, Inc.	1,352,100	8,608,338
Lukoil OAO (London) (Sponsored ADR)	120,250	7,178,925
Nexen, Inc. (Toronto)	524,006	11,193,920
OMV AG	201,100	7,924,785
Penn West Petroleum Ltd.	119,989	2,247,114
Petroleo Brasileiro SA (Sponsored ADR)	190,300	5,071,495
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	609,286	20,374,077

		116,522,670

Materials – 10.8%
Chemicals – 2.2%
Air Water, Inc.	165,000	2,013,599
Clariant AG(a)	106,671	1,196,612
DIC Corp.	1,557,000	3,436,299
Incitec Pivot Ltd.	157,794	641,593
Koninklijke DSM NV	138,706	6,948,794

286	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi Gas Chemical Co., Inc.	620,000	$4,380,018
Ube Industries Ltd./Japan	960,000	3,040,443

		21,657,358

Metals & Mining – 8.6%
Dowa Holdings Co., Ltd.	488,000	2,892,264
Exxaro Resources Ltd.	154,110	4,139,651
Hindalco Industries Ltd.(a)	593,200	1,965,724
JFE Holdings, Inc.	348,600	8,102,360
KGHM Polska Miedz SA	73,300	4,448,137
New Gold, Inc.(a)	164,592	2,235,345
OneSteel Ltd.	2,089,000	3,375,951
Rio Tinto PLC	426,200	25,980,484
Tata Steel Ltd.	188,700	1,931,251
ThyssenKrupp AG	219,700	7,377,075
Vale SA (Sponsored ADR) (Local Preference Shares)	373,000	9,634,590
Xstrata PLC	716,600	12,445,468

		84,528,300

		106,185,658

Health Care – 10.1%
Pharmaceuticals – 10.1%
AstraZeneca PLC	645,300	30,555,798
GlaxoSmithKline PLC	691,600	14,723,727
Novartis AG	374,820	21,870,373
Otsuka Holdings Co., Ltd.	115,600	3,009,241
Roche Holding AG	98,100	17,154,160
Sanofi	161,556	11,781,956

		99,095,255

Industrials – 9.1%
Aerospace & Defense – 0.5%
BAE Systems PLC	1,111,700	4,960,643

Airlines – 1.0%
Cathay Pacific Airways Ltd.	1,186,000	2,404,702
Deutsche Lufthana (REG)	427,400	7,212,820

		9,617,522

Building Products – 1.0%
Asahi Glass Co., Ltd.	980,000	9,647,436

Construction & Engineering – 1.7%
Bouygues SA	424,900	16,288,204

Electrical Equipment – 1.7%
Furukawa Electric Co., Ltd.	1,048,000	3,685,163
Mitsubishi Electric Corp.	231,000	2,311,183
Sumitomo Electric Industries Ltd.	795,800	10,644,775

		16,641,121

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	287

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.9%
Cookson Group PLC	420,900	$3,586,166
Jardine Strategic Holdings Ltd.	60,000	1,884,496
SembCorp Industries Ltd.	1,039,000	3,720,749

		9,191,411

Professional Services – 0.3%
Randstad Holding NV	72,100	2,473,076

Road & Rail – 0.9%
East Japan Railway Co.	61,400	3,687,515
Nippon Express Co., Ltd.	1,344,000	5,637,943

		9,325,458

Trading Companies & Distributors – 1.1%
Mitsubishi Corp.	326,500	7,856,173
Mitsui & Co., Ltd.	185,400	3,180,999

		11,037,172

		89,182,043

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 5.0%
Nippon Telegraph & Telephone Corp.	368,300	17,244,098
Telecom Corp. of New Zealand Ltd.	2,460,332	5,433,959
Telecom Italia SpA (ordinary shares)	9,707,700	11,774,186
Telecom Italia SpA (savings shares)	4,931,400	5,402,420
Telenor ASA	254,100	4,241,692
Telstra Corp. Ltd.	1,493,600	4,840,044

		48,936,399

Wireless Telecommunication Services – 2.0%
Vodafone Group PLC	7,557,337	19,832,377

		68,768,776

Information Technology – 6.2%
Computers & Peripherals – 2.0%
Fujitsu Ltd.	1,560,000	7,923,134
Lite-On Technology Corp.	621,300	677,631
Pegatron Corp.(a)	2,027,000	1,976,487
Toshiba Corp.	1,738,000	7,584,428
Wistron Corp.	1,414,000	1,777,683

		19,939,363

Electronic Equipment, Instruments & Components – 1.4%
AU Optronics Corp.	13,470,790	6,398,514
LG Display Co., Ltd.	363,070	7,188,793

		13,587,307

Office Electronics – 0.8%
Konica Minolta Holdings, Inc.	1,117,000	7,678,682

288	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.6%
Advanced Semiconductor Engineering, Inc.	4,476,314	$4,063,623
Powertech Technology, Inc.	778,800	1,887,534
Samsung Electronics Co., Ltd.	11,320	7,949,398
Sumco Corp.(a)	135,700	1,623,345

		15,523,900

Software – 0.4%
Nintendo Co., Ltd.	21,600	3,808,217

		60,537,469

Consumer Staples – 4.8%
Beverages – 0.6%
Asahi Group Holdings Ltd.	261,300	5,456,709

Food & Staples Retailing – 1.6%
Delhaize Group SA	110,289	7,390,495
Koninklijke Ahold NV	759,400	8,843,744

		16,234,239

Tobacco – 2.6%
Imperial Tobacco Group PLC	266,000	8,799,589
Japan Tobacco, Inc.	3,945	17,051,100

		25,850,689

		47,541,637

Utilities – 3.8%
Electric Utilities – 2.6%
E.ON AG	730,600	15,955,034
EDP – Energias de Portugal SA	2,210,300	7,255,559
Tokyo Electric Power Co., Inc. (The)	404,900	2,076,604

		25,287,197

Gas Utilities – 1.2%
Gas Natural SDG SA	585,900	10,709,519
Tokyo Gas Co., Ltd.	297,000	1,366,636

		12,076,155

		37,363,352

Total Common Stocks (cost $1,030,284,931)		952,998,145

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $10,264,243)	10,264,243	10,264,243

Total Investments – 97.9% (cost $1,040,549,174)		963,262,388
Other assets less liabilities – 2.1%		20,556,824

Net Assets – 100.0%		$983,819,212

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	289

International Value Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	143	September 2011	$4,944,384	$4,716,435	$(227,949)
TOPIX Index Futures	50	September 2011	5,257,751	5,034,609	(223,142)

					$(451,091)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Euro settling 11/15/11	14,441	$20,592,924	$20,726,261	$133,337
Credit Suisse London Branch (GFX):
Great British Pound settling 11/15/11	26,905	43,361,174	43,638,649	277,475
Norwegian Krone settling 11/15/11	311,611	57,228,991	57,843,977	614,986
Swiss Franc settling 11/15/11	10,071	13,268,425	12,525,860	(742,565)
HSBC BankUSA:
Australian Dollar settling 11/15/11	30,681	31,835,833	32,498,892	663,059
Canadian Dollar settling 11/15/11	2,827	2,845,696	2,881,871	36,175
Great British Pound settling 11/15/11	55,220	89,365,839	89,564,253	198,414
Great British Pound settling 11/15/11	10,096	16,338,963	16,375,239	36,276
Morgan Stanley and Co. Inc:
Australian Dollar settling 11/15/11	5,368	5,485,023	5,686,062	201,039
Royal Bank of Canada:
Swedish Krona settling 11/15/11	178,724	27,936,608	28,070,594	133,986
Standard Chartered Bank:
Euro settling 11/15/11	31,888	45,878,318	45,766,844	(111,474)
Japanese Yen settling 11/15/11	1,829,805	23,971,349	23,913,094	(58,255)
UBS AG:
Swedish Krona settling 11/15/11	187,611	28,748,238	29,466,396	718,158
Westpac Banking Corp.:
New Zealand Dollar settling 11/15/11	54,070	44,587,203	45,815,828	1,228,625
Swiss Franc settling 11/15/11	70,447	83,468,998	87,618,830	4,149,832

Sale Contracts
Barclays Bank PLC Wholesale:
Norwegian Krone settling 11/15/11	180,382	32,755,634	33,484,095	(728,461)
BNP Paribas SA:
Euro settling 11/15/11	3,190	4,516,150	4,578,407	(62,257)
Great British Pound settling 11/15/11	5,734	9,372,928	9,300,279	72,649
Citibank NA:
Canadian Dollar settling 11/15/11	22,046	22,280,840	22,473,903	(193,063)
Japanese Yen settling 11/15/11	4,157,777	51,209,637	54,336,562	(3,126,925)

290	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Credit Suisse London Branch (GFX):
Swiss Franc settling 11/15/11	45,568	$63,011,899	$56,675,442	$6,336,457
Goldman Sachs International:
Euro settling 11/15/11	56,318	79,719,255	80,829,689	(1,110,434)
Swedish Krona settling 11/15/11	211,506	32,296,071	33,219,372	(923,301)
HSBC Bank USA:
New Zealand Dollar settling 11/15/11	24,677	20,372,097	20,909,879	(537,782)
Royal Bank of Scotland PLC:
Great British Pound settling 11/15/11	82,125	131,085,051	133,202,903	(2,117,852)
Societe Generale:
Japanese Yen settling 11/15/11	1,399,718	18,060,644	18,292,434	(231,790)
Standard Chartered Bank:
Norwegian Krone settling 11/15/11	131,229	24,149,316	24,359,882	(210,566)
Westpac Banking Corp.:
Japanese Yen settling 11/15/11	628,050	8,149,191	8,207,770	(58,579)
New Zealand Dollar settling 11/15/11	29,393	24,193,408	24,905,949	(712,541)
Swiss Franc settling 11/15/11	10,955	13,799,141	13,625,339	173,802

				$4,048,425

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
REG	– Registered Shares

See	notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	291

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Financials – 19.1%
Capital Markets – 1.4%
GP Investments Ltd. (BDR)(a)	1,442,500	$4,068,613
UBS AG(a)	678,218	9,806,028

		13,874,641

Commercial Banks – 8.9%
Banco Santander Brasil SA (ADR)	624,500	6,007,690
Banco Santander SA	725,900	6,707,106
BNP Paribas SA	284,600	14,638,812
HDFC Bank Ltd.	735,900	7,643,699
HSBC Holdings PLC	3,286,200	28,622,863
Itau Unibanco Holding SA (ADR)	580,980	10,550,597
Standard Chartered PLC	745,042	16,925,575

		91,096,342

Consumer Finance – 0.4%
Shriram Transport Finance Co., Ltd.	303,738	4,208,903

Diversified Financial Services – 0.9%
IG Group Holdings PLC	1,331,852	9,676,284

Insurance – 3.2%
Admiral Group PLC	702,453	15,564,987
AIA Group Ltd.	2,900,400	10,264,965
Prudential PLC	662,600	6,674,603

		32,504,555

Real Estate Management & Development – 3.8%
China Overseas Land & Investment Ltd.	2,284,000	4,886,031
Hang Lung Group Ltd.	787,800	4,602,110
Hang Lung Properties Ltd.	6,782,000	25,226,945
Mitsubishi Estate Co., Ltd.	236,000	3,896,578

		38,611,664

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp.	329,800	4,779,581

		194,751,970

Industrials – 16.4%
Air Freight & Logistics – 1.1%
Kuehne & Nagel International AG	80,207	11,181,090

Commercial Services & Supplies – 2.4%
Aggreko PLC	248,768	7,808,284
Edenred	40,036	1,097,003
Serco Group PLC	1,903,430	15,830,437

		24,735,724

292	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 2.2%
Larsen & Toubro Ltd.	427,200	$15,051,765
Samsung Engineering Co., Ltd.	31,603	7,195,603

		22,247,368

Electrical Equipment – 0.6%
Bharat Heavy Electricals Ltd.	163,600	6,290,216

Industrial Conglomerates – 0.8%
Keppel Corp. Ltd.	1,098,000	8,480,295

Machinery – 3.1%
Fanuc Corp.	90,400	15,047,378
Jain Irrigation Systems Ltd.	1,827,312	6,910,650
Komatsu Ltd.	374,300	9,983,628

		31,941,656

Professional Services – 5.6%
Capita Group PLC (The)	3,333,500	38,330,042
Experian PLC	850,800	9,697,206
Intertek Group PLC	272,320	8,913,164

		56,940,412

Road & Rail – 0.6%
DSV A/S	210,847	4,408,509
Globaltrans Investment PLC (Sponsored GDR)(b)	89,374	1,429,984

		5,838,493

		167,655,254

Consumer Staples – 16.1%
Beverages – 3.5%
Anheuser-Busch InBev NV	650,057	35,881,631

Food & Staples Retailing – 5.9%
Olam International Ltd.	16,497,370	35,513,209
Sugi Holdings Co., Ltd.	94,000	2,534,557
Tesco PLC	3,657,180	22,479,182

		60,526,948

Personal Products – 0.4%
Hypermarcas SA	461,200	3,864,821

Tobacco – 6.3%
British American Tobacco PLC	904,904	40,260,664
Imperial Tobacco Group PLC	161,100	5,329,375
Japan Tobacco, Inc.	4,394	18,991,770

		64,581,809

		164,855,209

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	293

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 14.8%
Chemicals – 8.5%
Huabao International Holdings Ltd.	3,142,000	$2,429,949
Israel Chemicals Ltd.	2,277,300	32,801,589
K+S AG	520,000	36,493,482
Potash Corp. of Saskatchewan, Inc.	264,100	15,312,518

		87,037,538

Metals & Mining – 6.3%
Agnico-Eagle Mines Ltd.	58,600	4,048,088
BHP Billiton PLC	146,300	4,979,433
Centamin Egypt Ltd.(a)	842,300	1,416,415
Newcrest Mining Ltd.	568,300	24,452,892
Rio Tinto PLC	482,900	29,436,828

		64,333,656

		151,371,194

Consumer Discretionary – 14.1%
Distributors – 2.4%
Li & Fung Ltd.	13,700,000	24,677,864

Diversified Consumer Services – 0.7%
Anhanguera Educacional Participacoes SA	273,600	4,537,370
Estacio Participacoes SA	224,800	2,568,699

		7,106,069

Hotels, Restaurants & Leisure – 0.7%
Ajisen China Holdings Ltd.	1,700,800	2,582,334
Shangri-La Asia Ltd.	2,166,333	5,016,873

		7,599,207

Household Durables – 0.8%
MRV Engenharia e Participacoes SA	920,400	7,747,572

Internet & Catalog Retail – 1.2%
Rakuten, Inc.	10,691	12,078,278

Media – 0.3%
Naspers Ltd.	51,900	2,713,807

Multiline Retail – 0.6%
Don Quijote Co., Ltd.	159,300	6,003,904

Specialty Retail – 6.9%
Fast Retailing Co., Ltd.	127,500	24,349,514
Hennes & Mauritz AB – Class B	999,550	31,139,102
Inditex SA	180,233	15,317,256

		70,805,872

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	73,100	4,226,174
Trinity Ltd.	1,208,000	1,260,658

		5,486,832

		144,219,405

294	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 9.0%
Communications Equipment – 1.9%
HTC Corp.	715,950	$18,865,384

Computers & Peripherals – 1.4%
Logitech International SA(a)	1,256,161	14,701,988

Internet Software & Services – 1.4%
Kakaku.com, Inc.	94,400	3,500,972
Telecity Group PLC(a)	1,210,676	10,691,114

		14,192,086

Semiconductors & Semiconductor Equipment – 0.6%
Trina Solar, Ltd. (Sponsored ADR)(a)	398,000	6,320,240

Software – 3.7%
Aveva Group PLC	217,980	5,564,438
SAP AG	397,600	21,682,861
Temenos Group AG(a)	478,372	10,515,859

		37,763,158

		91,842,856

Energy – 7.9%
Energy Equipment & Services – 6.9%
AMEC PLC	1,205,621	17,856,551
Petrofac Ltd.	1,288,000	28,541,738
Saipem SpA	279,900	12,541,489
Technip SA	123,000	11,995,434

		70,935,212

Oil, Gas & Consumable Fuels – 1.0%
Afren PLC(a)	5,816,439	9,886,055

		80,821,267

Health Care – 1.5%
Pharmaceuticals – 1.5%
Aspen Pharmacare Holdings Ltd.(a)	1,275,024	15,371,774

Total Common Stocks (cost $1,009,680,004)		1,010,888,929

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $4,216,862)	4,216,862	4,216,862

Total Investments – 99.3% (cost $1,013,896,866)		1,015,105,791
Other assets less liabilities – 0.7%		6,870,141

Net Assets – 100.0%		$1,021,975,932

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	295

International Growth Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Great British Pound settling 9/15/11	6,497	$10,627,221	$10,545,055	$(82,166)
Citibank NA:
Canadian Dollar settling 9/15/11	2,548	2,565,512	2,601,010	35,498
Credit Suisse London Branch (GFX):
Japanese Yen settling 12/15/11	826,715	10,549,826	10,808,177	258,351
HSBC BankUSA:
Euro settling 9/15/11	51,773	75,718,789	74,359,801	(1,358,988)
Japanese Yen settling 9/15/11	1,496,969	18,673,831	19,552,282	878,451

Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 12/15/11	5,072	5,152,534	5,167,649	(15,115)
Canadian Dollar settling 12/15/11	5,918	6,011,930	6,029,603	(17,673)
Euro settling 9/15/11	3,625	5,138,452	5,206,464	(68,012)
Deutsche Bank AG London:
Euro settling 9/15/11	3,201	4,485,817	4,597,487	(111,670)
HSBC BankUSA:
Canadian Dollar settling 9/15/11	7,410	7,591,241	7,564,163	27,078
Great British Pound settling 9/15/11	3,547	5,643,951	5,757,013	(113,062)
Royal Bank of Scotland PLC:
Great British Pound settling 9/15/11	46,505	76,389,113	75,480,653	908,460
Great British Pound settling 9/15/11	3,328	5,440,215	5,401,561	38,654
Standard Chartered Bank:
Euro settling 9/15/11	7,261	10,453,974	10,428,728	25,246

				$405,052

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the market value of this security amounted to $1,429,984 or 0.1% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
BDR	– Brazilian Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

296	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 36.6%
New Zealand – 3.3%
New Zealand Government Bond Series 413 6.50%, 4/15/13	NZD	47,835	$42,928,010

United States – 33.3%
U.S. Treasury Notes 0.375%, 7/31/13	U.S.$	66,975	67,207,872
0.50%, 8/15/14		18,700	18,800,793
1.375%, 11/15/12-1/15/13		197,373	200,367,846
1.75%, 8/15/12		48,953	49,706,436
2.875%, 1/31/13		62,885	65,277,586
3.125%, 8/31/13		24,610	26,040,456

			427,400,989

Total Governments – Treasuries (cost $464,070,814)			470,328,999

ASSET - BACKED SECURITIES – 19.0%
Autos - Fixed Rate – 10.5%
Ally Auto Receivables Trust Series 2011-1, Class A2 0.81%, 10/15/13		4,231	4,232,991
Series 2011-2, Class A2 0.67%, 10/15/13		3,585	3,584,535
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		4,865	4,860,957
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(a)		8,610	8,845,211
Series 2009-3A, Class A4 2.67%, 12/15/16(a)		12,380	12,726,427
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		5,475	5,475,711
CarMax Auto Owner Trust Series 2011-1, Class A3 1.29%, 9/15/15		4,233	4,263,439
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		3,117	3,147,125
Ford Credit Auto Lease Trust Series 2010-B, Class A2 0.75%, 10/15/12(a)		5,309	5,309,872
Series 2011-A, Class A2 0.74%, 9/15/13		5,380	5,378,985

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	297

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Auto Owner Trust Series 2011-A, Class A3 0.97%, 1/15/15	U.S.$	6,545	$6,566,799
Series 2011-B, Class B 2.27%, 1/15/17		3,770	3,840,468
Harley-Davidson Motorcycle Trust Series 2010-1, Class A2 0.83%, 11/15/13		2,293	2,293,404
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		2,089	2,087,901
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(a)		6,540	6,542,181
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		7,560	7,740,547
MMCA Automobile Trust Series 2011-A, Class A2 0.75%, 10/15/13(a)		3,920	3,920,273
Nissan Auto Lease Trust Series 2009-B, Class A4 2.65%, 1/15/15		10,555	10,591,198
Series 2010-B, Class A2 0.90%, 5/15/13		4,144	4,147,346
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		3,628	3,637,897
Porsche Financial Auto Securitization Trust Series 2011-1, Class A3 0.84%, 1/16/15(a)		3,115	3,121,633
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		4,580	4,580,518
Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13		4,767	4,771,087
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		6,595	6,644,484
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		6,330	6,330,406

			134,641,395

298	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 3.9%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.267%, 7/15/16(b)	U.S.$	6,000	$5,982,420
Chase Issuance Trust Series 2009-A2, Class A2 1.757%, 4/15/14(b)		13,000	13,118,088
Discover Card Master Trust Series 2009-A1, Class A1 1.507%, 12/15/14(b)		3,835	3,870,884
Series 2009-A2, Class A 1.507%, 2/17/15(b)		1,320	1,331,315
Series 2010-A1, Class A1 0.857%, 9/15/15(b)		7,206	7,260,810
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.757%, 1/15/17(b)		2,700	2,713,559
Series 2011-2, Class A 0.687%, 5/15/19(b)		4,785	4,785,672
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.267%, 6/15/15(b)		3,130	3,126,725
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.963%, 12/18/14(a)(b)		7,390	7,375,638

			49,565,111

Autos - Floating Rate – 2.9%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.357%, 9/15/14(a)(b)		4,360	4,384,995
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.907%, 7/15/15(a)(b)		14,000	14,109,362
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.857%, 12/15/14(a)(b)		6,070	6,161,465
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.757%, 10/20/14(a)(b)		5,438	5,493,210
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.457%, 11/17/14(a)(b)		3,765	3,783,726
Wheels SPV LLC Series 2009-1, Class A 1.757%, 3/15/18(a)(b)		4,012	4,027,735

			37,960,493

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	299

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 1.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	5,261	$5,284,690
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(a)		3,910	3,909,287
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13		634	636,668
Series 2011-A, Class A2 0.64%, 6/16/14		3,915	3,913,355

			13,744,000

Home Equity Loans - Floating Rate – 0.4%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.493%, 1/20/36(b)		1,017	887,097
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.418%, 6/25/37(a)(b)		3,258	1,113,326
Novastar Home Equity Loan Series 2007-2, Class M1 0.518%, 9/25/37(b)(c)		4,935	599,884
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.348%, 7/25/37(b)		4,185	2,258,393

			4,858,700

Home Equity Loans - Fixed Rate – 0.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33		2,106	1,954,975
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		1,090	905,986
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			2,860,961

Total Asset-Backed Securities (cost $251,414,812)			243,630,660

300	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 15.2%
Industrial – 10.3%
Capital Goods – 1.7%
Caterpillar Financial Services Corp. 1.375%, 5/20/14	U.S.$	6,725	$6,798,249
Eaton Corp. 0.575%, 6/16/14(b)		3,329	3,341,777
General Dynamics Corp. 5.25%, 2/01/14		4,560	5,048,157
John Deere Capital Corp. 1.60%, 3/03/14		3,605	3,662,921
5.25%, 10/01/12		2,735	2,872,595

			21,723,699

Communications - Telecommunications – 1.7%
AT&T, Inc. 4.95%, 1/15/13		2,875	3,019,943
Cellco Partnership / Verizon Wireless Capital LLC 5.55%, 2/01/14		5,900	6,488,850
New Cingular Wireless Services, Inc. 8.125%, 5/01/12		5,160	5,405,332
Verizon Communications, Inc. 1.95%, 3/28/14		4,220	4,313,992
Verizon Global Funding Corp. 7.375%, 9/01/12		2,142	2,277,942

			21,506,059

Consumer Cyclical - Automotive – 0.7%
American Honda Finance Corp. 2.375%, 3/18/13(a)		6,114	6,232,569
Toyota Motor Credit Corp. 1.375%, 8/12/13		3,065	3,104,894

			9,337,463

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13		3,624	3,922,567

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13		3,595	3,790,755

Consumer Cyclical - Retailers – 0.5%
Wal-Mart Stores, Inc. 1.625%, 4/15/14		2,810	2,875,883

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	301

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.55%, 5/01/13	U.S.$	3,500	$3,732,414

			6,608,297

Consumer Non-Cyclical – 1.6%
Avon Products, Inc. 5.625%, 3/01/14		2,175	2,353,380
Baxter International, Inc. 1.80%, 3/15/13		2,021	2,052,930
Bottling Group LLC 5.00%, 11/15/13		3,599	3,920,315
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		2,844	3,045,310
PepsiCo, Inc. 4.65%, 2/15/13		2,802	2,965,662
Procter & Gamble Co. (The) 1.375%, 8/01/12		3,132	3,156,589
Sanofi 1.625%, 3/28/14		3,295	3,358,205

			20,852,391

Energy – 1.1%
Apache Corp. 5.25%, 4/15/13		2,890	3,103,898
BP Capital Markets PLC 5.25%, 11/07/13		2,975	3,218,447
Chevron Corp. 3.95%, 3/03/14		3,665	3,958,134
ConocoPhillips 4.75%, 2/01/14		3,650	3,990,928

			14,271,407

Technology – 2.1%
Cisco Systems, Inc. 1.625%, 3/14/14		6,610	6,728,240
Hewlett-Packard Co. 2.95%, 8/15/12		1,408	1,432,263
International Business Machines Corp. 2.10%, 5/06/13		6,055	6,196,293
Microsoft Corp. 2.95%, 6/01/14		3,045	3,246,092
Oracle Corp. 4.95%, 4/15/13		2,885	3,085,155
Texas Instruments, Inc. 1.375%, 5/15/14		6,730	6,823,507

			27,511,550

Transportation - Services – 0.3%
United Parcel Service, Inc. 3.875%, 4/01/14		3,095	3,343,466

			132,867,654

302	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 4.7%
Banking – 2.9%
Bank of America Corp. 3.70%, 9/01/15	U.S.$	3,275	$3,226,903
Bank of Montreal 1.75%, 4/29/14		6,685	6,821,628
Bank of New York Mellon Corp. (The) 4.30%, 5/15/14		1,785	1,930,810
Citigroup, Inc. 4.587%, 12/15/15		3,140	3,261,251
Goldman Sachs Group, Inc. (The) 3.70%, 8/01/15		3,240	3,274,814
JPMorgan Chase & Co. 3.45%, 3/01/16		3,280	3,380,050
Morgan Stanley 1.233%, 4/29/13(b)		3,340	3,252,569
State Street Corp. 4.30%, 5/30/14		3,015	3,259,701
UnionBanCal Corp. 5.25%, 12/16/13		5,212	5,624,024
US Bancorp 2.45%, 7/27/15		3,300	3,387,387

			37,419,137

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13		6,461	6,522,651

Insurance – 1.1%
Berkshire Hathaway Finance Corp 1.50%, 1/10/14		5,705	5,788,744
Metropolitan Life Global Funding I 2.875%, 9/17/12(a)		7,700	7,817,024

			13,605,768

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11		3,130	3,153,162

			60,700,718

Utility – 0.2%
Electric – 0.2%
Southern Co. 4.15%, 5/15/14		2,001	2,142,203

Total Corporates – Investment Grades (cost $190,917,699)			195,710,575

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	303

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGH’S – 10.6%
Agency Fixed Rate 30-Year – 5.6%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	U.S.$	1,583	$1,752,428
Federal National Mortgage Association 6.00%, 2/01/40-4/01/40		16,391	18,155,155
Series 2008 6.00%, 5/01/38-8/01/38		21,967	24,329,615
Series 2010 6.00%, 4/01/40		24,554	27,193,828

			71,431,026

Agency ARMs – 4.7%
Federal Home Loan Mortgage Corp. 3.644%, 8/01/36(f)		3,261	3,405,118
Series 2005 2.602%, 5/01/35(f)		3,613	3,800,574
Series 2007 5.83%, 11/01/36(b)		2,550	2,647,910
6.085%, 1/01/37(b)		2,299	2,399,453
Federal National Mortgage Association 2.522%, 1/01/36(f)		1,785	1,895,639
4.984%, 10/01/39(f)		3,174	3,330,141
5.073%, 6/01/37(b)		3,141	3,328,212
Series 2003 2.685%, 12/01/33(f)		948	996,259
Series 2005 2.442%, 2/01/35(b)		4,818	5,056,634
2.835%, 10/01/35(f)		2,841	2,980,787
Series 2006 2.569%, 5/01/36(b)		3,460	3,640,425
2.634%, 1/01/36(f)		8,600	9,089,380
2.791%, 7/01/36(f)		2,461	2,586,702
5.771%, 11/01/36(b)		3,105	3,225,853
Series 2007 2.748%, 11/01/35(b)		4,855	5,109,219
5.473%, 2/01/37(b)		3,171	3,343,485
6.267%, 1/01/37(b)		1,335	1,372,192
Series 2009 3.113%, 7/01/38(f)		2,259	2,378,220

			60,586,203

Agency Fixed Rate 15-Year – 0.3%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13		10	10,367

304	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2001 6.00%, 11/01/16	U.S.$	78	$85,183
Series 2002 6.00%, 12/01/17		58	62,665
Series 2005 6.00%, 6/01/17-6/01/20		142	155,007
Series 2006 6.00%, 5/01/21-1/01/22		2,611	2,849,486
Series 2007 6.00%, 2/01/22		856	933,406

			4,096,114

Total Mortgage Pass-Through’s (cost $132,181,064)			136,113,343

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.6%
Non-Agency Fixed Rate CMBS – 2.9%
DBUBS Mortgage Trust Series 2011-LC1A, Class A1 3.742%, 11/10/46(a)		6,412	6,490,779
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49		5,950	5,988,199
Series 2011-C3, Class A1 1.875%, 2/16/46(a)		6,203	6,232,814
Series 2011-C4, Class A1 1.525%, 7/15/46(a)		2,951	2,943,058
Morgan Stanley Capital I Series 2011-C1, Class A1 2.602%, 9/15/47(a)		6,279	6,367,946
Series 2011-C2, Class A1 1.48%, 6/15/44(a)		6,102	6,031,259
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		2,889	2,925,161

			36,979,216

Agency CMBS – 2.0%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		11,992	12,379,289
Series K009, Class A1 2.757%, 5/25/20		3,404	3,518,786
Series K010, Class A1 3.32%, 7/25/20		3,965	4,197,210

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	305

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20	U.S.$	5,493	$5,560,915

			25,656,200

Non-Agency Floating Rate CMBS – 1.7%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.517%, 3/15/22(a)(b)		2,500	2,490,505
Commercial Mortgage Pass Through Certificates Series 2005-FL11, Class D 0.547%, 11/15/17(a)(b)		831	784,542
Series 2007-FL14, Class C 0.507%, 6/15/22(a)(b)		3,283	2,926,540
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.677%, 10/15/21(a)(b)		4,900	4,642,145
Series 2007-TFLA, Class A2 0.327%, 2/15/22(a)(b)		8,000	7,465,721
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.61%, 9/15/21(a)(b)		2,600	2,078,578
Series 2007-WHL8, Class E 0.607%, 6/15/20(a)(b)		2,725	2,080,213

			22,468,244

Total Commercial Mortgage-Backed Securities (cost $86,868,409)			85,103,660

AGENCIES – 5.1%
Agency Debentures – 5.1%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12		8,760	8,865,418
Citibank NA - FDIC Insured 1.875%, 5/07/12		18,659	18,856,879
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.25%, 6/15/12		13,670	13,984,847
JPMorgan Chase & Co. – FDIC Insured 3.125%, 12/01/11		10,565	10,639,441
Morgan Stanley – FDIC Insured 2.25%, 3/13/12		6,000	6,063,816
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11		7,493	7,548,396

Total Agencies (cost $65,158,323)			65,958,797

306	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.5%
United States – 1.5%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $19,783,556)	U.S.$	18,761	$19,751,956

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.3%
Agency Floating Rate – 0.7%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.498%, 10/25/33(b)		136	132,997
Freddie Mac Reference REMICs Series R008, Class FK 0.607%, 7/15/23(b)		438	438,382
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.761%, 12/08/20(b)		8,505	8,548,123

			9,119,502

Non-Agency Floating Rate – 0.5%
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.102%, 11/25/46(b)		1,853	849,341
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.71%, 2/25/42(a)(b)		3,073	2,894,781
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.413%, 7/20/36(b)		2,598	1,944,162
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.448%, 5/25/35(b)(c)		118	90,199
WaMu Mortgage Pass Through Certificates Series 2006-AR4, Class 1A1B 1.192%, 5/25/46(b)		1,029	570,630
Series 2006-AR9, Class 1AB2 0.438%, 8/25/46(b)		1,931	675,564

			7,024,677

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		637	613,930

Total Collateralized Mortgage Obligations (cost $20,314,308)			16,758,109

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	307

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.5%
Netherlands – 0.5%
Achmea Hypotheekbank NV 0.607%, 11/03/14(a)(b) (cost $6,454,118)	U.S.$	6,456	$6,425,347

SHORT-TERM INVESTMENTS – 3.0%
Certificates of Deposit – 1.0%
Royal Bank of Canada NY 2.25%, 3/15/13 (cost $12,806,351)		12,810	13,133,696

		Shares
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(g) (cost $25,696,760)		25,696,760	25,696,760

Total Short-Term Investments (cost $38,503,111)			38,830,456

Total Investments – 99.4% (cost $1,275,666,214)			1,278,611,902
Other assets less liabilities – 0.6%			7,126,612

Net Assets – 100.0%			$1,285,738,514

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,934	December 2011	$426,471,609	$426,447,000	$(24,609)
U.S. T-Note 5 Yr Futures	410	December 2011	50,215,644	50,244,219	28,575

Sold Contracts
U.S. T-Note 10 Yr Futures	482	December 2011	62,576,207	62,193,063	383,144

					$387,110

308	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Canadian Dollar settling 9/23/11	63,429	$64,739,822	$64,736,064	$(3,758)

Sale Contracts
State Street Bank and Trust Co.:
Canadian Dollar settling 9/23/11	63,068	66,479,952	64,367,642	2,112,310
New Zealand Dollar settling 10/14/11	51,074	41,676,720	43,382,424	(1,705,704)

				$402,848

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $174,321,742 or 13.6% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(c)	Illiquid security.

(d)	Fair valued.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A
9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(f)	Variable rate coupon, rate shown as of August 31, 2011.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

NZD	– New Zealand Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FDIC	– Federal Deposit Insurance Corporation
FHLMC	– Federal Home Loan Mortgage Corporation
NCUA	– National Credit Union Administration
REMICs	– Real Estate Mortgage Investment Conduits
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	309

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 27.5%
Financial Institutions – 12.9%
Banking – 7.1%
Bank of America Corp. 5.625%, 7/01/20	U.S.$	1,710	$1,731,780
7.625%, 6/01/19		1,700	1,920,356
Series L 5.65%, 5/01/18		5,630	5,745,150
BankAmerica Capital II Series 2 8.00%, 12/15/26		1,950	1,940,250
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		5,410	5,851,845
Capital One Financial Corp. 4.75%, 7/15/21		4,440	4,467,599
Citigroup, Inc. 5.50%, 4/11/13		2,900	3,021,577
6.50%, 8/19/13		2,770	2,946,743
8.50%, 5/22/19		2,750	3,361,259
Compass Bank 5.50%, 4/01/20		4,989	4,931,826
Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21		1,148	1,163,855
6.00%, 6/15/20		2,700	2,881,750
7.50%, 2/15/19		2,855	3,261,495
JPMorgan Chase & Co. 4.40%, 7/22/20		3,955	4,063,149
4.625%, 5/10/21		857	887,745
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)		3,820	3,763,957
Macquarie Group Ltd. 4.875%, 8/10/17(a)		3,420	3,406,317
Morgan Stanley 5.45%, 1/09/17		1,615	1,655,961
5.50%, 7/24/20		5,325	5,207,722
6.60%, 4/01/12		960	987,542
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,692,616
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		2,740	2,859,546
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		3,400	3,302,393
Shinhan Bank 4.125%, 10/04/16(a)		2,550	2,586,113
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,602,641
5.20%, 4/15/21(a)		1,680	1,557,333

310	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SouthTrust Corp. 5.80%, 6/15/14	U.S.$	3,315	$3,584,493
Standard Chartered PLC 6.409%, 1/30/17(a)		4,800	4,382,717
UFJ Finance Aruba AEC 6.75%, 7/15/13		1,913	2,071,448
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,580	1,287,340
Union Bank NA 5.95%, 5/11/16		1,005	1,117,135
Wachovia Corp. 5.50%, 5/01/13		1,225	1,309,546

			92,551,199

Brokerage – 0.3%
Jefferies Group, Inc. 5.125%, 4/13/18		2,141	2,134,371
6.875%, 4/15/21		1,330	1,487,100

			3,621,471

Finance – 0.8%
General Electric Capital Corp. 4.80%, 5/01/13		2,795	2,947,979
Series A 4.375%, 11/21/11		2,713	2,734,289
SLM Corp. Series A 5.375%, 1/15/13-5/15/14		4,650	4,645,841

			10,328,109

Insurance – 3.7%
Allied World Assurance Co. Ltd. 7.50%, 8/01/16		1,820	2,098,937
Assurant, Inc. 5.625%, 2/15/14		1,028	1,091,156
CIGNA Corp. 5.125%, 6/15/20		435	475,266
Coventry Health Care, Inc. 5.95%, 3/15/17		665	749,648
6.125%, 1/15/15		260	289,255
6.30%, 8/15/14		2,060	2,276,568
Genworth Financial, Inc. 6.515%, 5/22/18		4,100	3,716,724
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,605	1,973,128
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	694,241
5.50%, 3/30/20		3,221	3,260,341
Humana, Inc. 6.30%, 8/01/18		1,514	1,728,042

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	311

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.45%, 6/01/16	U.S.$	285	$326,697
7.20%, 6/15/18		610	728,388
Lincoln National Corp. 8.75%, 7/01/19		791	980,944
Markel Corp. 7.125%, 9/30/19		1,685	2,001,446
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		1,510	2,209,665
MetLife, Inc. 4.75%, 2/08/21		1,460	1,531,179
7.717%, 2/15/19		1,159	1,423,818
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,585	3,054,488
Principal Financial Group, Inc. 7.875%, 5/15/14		2,220	2,542,004
Prudential Financial, Inc. 3.00%, 5/12/16		1,685	1,678,899
5.15%, 1/15/13		2,545	2,665,389
6.20%, 1/15/15		265	296,529
Series D 7.375%, 6/15/19		200	239,238
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		2,385	2,331,862
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,463,150
XL Group PLC 5.25%, 9/15/14		4,520	4,850,435

			48,677,437

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15		3,328	3,493,132

REITS – 0.7%
ERP Operating LP 5.25%, 9/15/14		3,300	3,581,269
HCP, Inc. 6.00%, 1/30/17		3,180	3,426,307
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		2,373	2,501,208

			9,508,784

			168,180,132

Industrial – 10.6%
Basic – 1.7%
Anglo American Capital PLC 9.375%, 4/08/19(a)		1,901	2,538,915
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		2,110	2,151,942

312	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ArcelorMittal 6.125%, 6/01/18	U.S.$	3,570	$3,720,318
Dow Chemical Co. (The) 8.55%, 5/15/19		4,115	5,346,961
International Paper Co. 5.30%, 4/01/15		2,625	2,861,969
7.50%, 8/15/21		797	946,745
Packaging Corp. of America 5.75%, 8/01/13		1,329	1,424,252
PPG Industries, Inc. 5.75%, 3/15/13		3,190	3,411,128
Teck Resources Ltd. 6.00%, 8/15/40		205	208,594

			22,610,824

Capital Goods – 0.3%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		299	326,125
Republic Services, Inc. 3.80%, 5/15/18		85	89,250
5.25%, 11/15/21		1,213	1,358,231
5.50%, 9/15/19		1,768	2,029,510

			3,803,116

Communications - Media – 2.1%
CBS Corp. 5.75%, 4/15/20		3,655	4,042,732
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,795,023
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	1,957,467
4.75%, 10/01/14		1,200	1,319,746
News America, Inc. 6.15%, 3/01/37		2,177	2,279,835
6.55%, 3/15/33		1,383	1,477,188
9.25%, 2/01/13		670	736,879
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,756,855
Time Warner Cable, Inc. 7.50%, 4/01/14		1,325	1,513,927
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,492,638
WPP Finance UK 5.875%, 6/15/14		376	412,815
8.00%, 9/15/14		2,616	3,039,632

			26,824,737

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	313

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.3%
American Tower Corp. 5.05%, 9/01/20	U.S.$	2,750	$2,795,669
AT&T Corp. 8.00%, 11/15/31		295	398,695
AT&T, Inc. 4.45%, 5/15/21		1,694	1,818,001
Embarq Corp. 7.082%, 6/01/16		1,509	1,642,995
Qwest Corp. 7.50%, 10/01/14		2,931	3,246,083
Telecom Italia Capital SA 6.175%, 6/18/14		2,510	2,532,578
6.375%, 11/15/33		375	321,672
7.175%, 6/18/19		1,450	1,511,542
United States Cellular Corp. 6.70%, 12/15/33		3,150	3,177,619

			17,444,854

Consumer Cyclical - Automotive – 0.3%
Daimler Finance North America LLC 5.75%, 9/08/11		1,105	1,105,311
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,722,181

			3,827,492

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,560,232
7.625%, 4/15/31		2,810	3,453,779
Viacom, Inc. 5.625%, 9/15/19		2,895	3,324,337

			8,338,348

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		4,120	4,295,397

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		1,460	1,767,886

Consumer Non-Cyclical – 1.0%
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,711,605
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,711	1,830,423

314	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.875%, 5/15/13	U.S.$	2,720	$2,866,562
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,751,280
Delhaize Group SA 5.875%, 2/01/14		775	850,463

			13,010,333

Energy – 1.5%
Anadarko Petroleum Corp. 5.95%, 9/15/16		1,465	1,646,790
6.45%, 9/15/36		877	934,519
Hess Corp. 7.875%, 10/01/29		1,793	2,314,878
Marathon Petroleum Corp. 3.50%, 3/01/16(a)		448	467,810
5.125%, 3/01/21(a)		760	811,468
Nabors Industries, Inc. 9.25%, 1/15/19		2,995	3,797,816
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,729,867
Noble Holding International Ltd. 4.90%, 8/01/20		251	277,673
Valero Energy Corp. 6.125%, 2/01/20		1,635	1,821,531
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		1,600	1,685,210
9.625%, 3/01/19		1,540	2,067,183

			19,554,745

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)		3,341	3,374,410

Technology – 0.3%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	537,678
Computer Sciences Corp. 5.50%, 3/15/13		2,290	2,418,089
Motorola Solutions, Inc. 7.50%, 5/15/25		290	347,743
Xerox Corp. 8.25%, 5/15/14		310	358,599

			3,662,109

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,802,619
5.75%, 12/15/16		1,115	1,237,482

			3,040,101

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	315

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)	U.S.$	3,375	$3,435,719
Con-way, Inc. 6.70%, 5/01/34		2,208	2,214,657
Ryder System, Inc. 5.85%, 11/01/16		930	1,075,309
7.20%, 9/01/15		908	1,082,494

			7,808,179

			139,362,531

Utility – 2.5%
Electric – 1.4%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		1,610	1,783,413
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,700	2,827,089
FirstEnergy Corp. Series B 6.45%, 11/15/11		58	58,580
Series C 7.375%, 11/15/31		2,291	2,664,598
NextEra Energy Capital Holdings, Inc. 5.625%, 9/01/11		2,855	2,855,000
Nisource Finance Corp. 6.80%, 1/15/19		3,445	4,122,342
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,563,867
TECO Finance, Inc. 4.00%, 3/15/16		745	797,373
5.15%, 3/15/20		915	1,020,444
Union Electric Co. 6.70%, 2/01/19		315	385,517

			18,078,223

Natural Gas – 1.0%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,101,178
7.50%, 7/01/38		3,329	3,770,329
EQT Corp. 8.125%, 6/01/19		1,707	2,104,801
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		1,340	1,326,470
Williams Partners LP 5.25%, 3/15/20		4,178	4,545,773

			12,848,551

316	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Utility – 0.1%
Veolia Environnement SA 6.00%, 6/01/18	U.S.$	1,298	$1,481,119

			32,407,893

Non Corporate Sectors – 1.5%
Agencies - Not Government Guaranteed – 1.5%
AK Transneft OJSC Via TransCapitalInvest Ltd. 8.70%, 8/07/18(a)		3,055	3,742,375
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		6,255	6,817,950
MDC-GMTN B.V. 3.75%, 4/20/16(a)		3,500	3,637,000
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		5,100	5,532,929

			19,730,254

Total Corporates - Investment Grades (cost $333,543,901)			359,680,810

MORTGAGE PASS-THROUGH’S – 25.3%
Agency Fixed Rate 30-Year – 20.6%
Federal Home Loan Mortgage Corp. Gold 4.50%, TBA		25,330	26,733,044
5.50%, 4/01/38		15,066	16,449,275
Series 2006 4.50%, 5/01/36		89	94,365
Series 2007 5.50%, 7/01/35		2,886	3,167,606
Federal National Mortgage Association 4.00%, TBA		47,405	49,123,431
4.00%, 1/01/41		3,061	3,178,880
5.50%, 1/01/35-6/01/38		19,204	21,046,777
6.00%, 5/01/31-4/01/40		30,939	34,268,009
Series 2003 5.00%, 11/01/33		8,459	9,146,837
5.50%, 4/01/33-7/01/33		9,592	10,549,270
Series 2004 5.50%, 4/01/34-11/01/34		7,882	8,664,871
Series 2005 4.50%, 8/01/35-10/01/35		12,075	12,836,493
5.50%, 2/01/35		1,930	2,121,841
6.00%, 4/01/35		6,407	7,148,623
Series 2006 5.00%, 1/01/36-2/01/36		10,335	11,164,233

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	317

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007 4.50%, 9/01/35-8/01/37	U.S.$	8,669	$9,227,930
5.50%, 8/01/37		14,264	15,680,063
Series 2008 5.50%, 5/01/38		3,378	3,696,023
6.00%, 3/01/37-5/01/38		21,133	23,469,723
Series 2010 6.00%, 4/01/40		1,866	2,066,093

			269,833,387

Agency Fixed Rate 15-Year – 2.9%
Federal National Mortgage Association 4.50%, TBA		11,145	11,878,131
4.50%, 4/01/26		24,250	25,872,667
Series 2008 4.50%, 5/01/23		284	303,673

			38,054,471

Agency ARMs – 1.8%
Federal Home Loan Mortgage Corp. 2.603%, 4/01/36(b)		4,534	4,782,360
3.644%, 8/01/36(b)		3,390	3,540,077
Series 2007 6.004%, 2/01/37(c)		1,561	1,615,358
Federal National Mortgage Association 4.984%, 10/01/39(b)		3,255	3,415,530
5.073%, 6/01/37(c)		3,330	3,527,815
Series 2003 2.685%, 12/01/33(b)		1,315	1,382,454
Series 2006 2.177%, 3/01/36(b)		846	878,466
2.305%, 2/01/36(b)		1,322	1,379,041
Series 2007 2.462%, 3/01/34(b)		2,444	2,565,645

			23,086,746

Total Mortgage Pass-Through’s (cost $318,405,523)			330,974,604

GOVERNMENTS - TREASURIES – 18.8%
Mexico – 1.1%
Mexican Bonos Series M 10 7.25%, 12/15/16	MXN	160,215	14,330,485

United States – 17.7%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$	16,860	19,821,037

318	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.625%, 2/15/40	U.S.$	27,085	$32,273,457
5.375%, 2/15/31		7,565	9,977,524
U.S. Treasury Notes 1.00%, 8/31/16		39,040	39,128,621
1.50%, 6/30/16		38,645	39,744,064
2.625%, 4/30/16-11/15/20		52,390	55,057,209
3.625%, 2/15/20		31,225	35,498,922

			231,500,834

Total Governments - Treasuries (cost $230,879,392)			245,831,319

AGENCIES – 9.4%
Agency Debentures – 9.4%
Federal Farm Credit Bank 0.269%, 4/26/13(c)		47,120	47,141,864
Federal National Mortgage Association 6.25%, 5/15/29		12,375	16,558,592
6.625%, 11/15/30		23,645	33,579,210
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		32,305	25,983,751

Total Agencies (cost $114,451,073)			123,263,417

ASSET-BACKED SECURITIES – 6.2%
Autos - Fixed Rate – 3.2%
Ally Auto Receivables Trust Series 2011-1, Class A3 1.38%, 1/15/15		4,555	4,597,516
Series 2011-2, Class A2 0.67%, 10/15/13		3,795	3,794,508
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		5,100	5,095,761
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		5,790	5,790,752
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		5,550	5,548,953
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		2,173	2,171,857
Porsche Financial Auto Securitization Trust Series 2011-1, Class A3 0.84%, 1/16/15(a)		3,235	3,241,888

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	319

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)	U.S.$	4,730	$4,730,535
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		6,705	6,705,430

			41,677,200

Credit Cards - Floating Rate – 1.4%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.267%, 7/15/16(c)		5,500	5,483,884
Chase Issuance Trust Series 2008-A10, Class A10 0.957%, 8/17/15(c)		5,500	5,569,731
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.757%, 1/15/17(c)		2,830	2,844,212
Series 2011-2, Class A
0.687%, 5/15/19(c)		5,020	5,020,705

			18,918,532

Autos - Floating Rate – 0.9%
Ford Credit Floorplan Master Owner Trust Series 2009-2, Class A 1.757%, 9/15/14(c)		7,360	7,443,947
Wheels SPV LLC Series 2009-1, Class A 1.757%, 3/15/18(a)(c)		4,012	4,027,735

			11,471,682

Other ABS - Fixed Rate – 0.5%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		2,905	2,918,735
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		4,140	4,138,260

			7,056,995

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.312%, 12/25/32		492	405,858
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		480	421,056

			826,914

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		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.488%, 5/25/37(c)(d)	U.S.$	3,715	$162,190
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.473%, 1/20/35(c)		699	584,837
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.448%, 2/25/37(c)(d)		1,785	12,637

			759,664

Total Asset-Backed Securities (cost $86,226,639)			80,710,987

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.5%
Non-Agency Fixed Rate CMBS – 5.0%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class A4 5.451%, 1/15/49		6,845	7,265,037
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/11/50		6,455	6,856,159
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,065	3,258,205
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		6,475	6,770,921
Series 2006-C5, Class A3 5.311%, 12/15/39		4,500	4,812,453
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 6.005%, 6/15/49		9,364	9,899,796
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.499%, 6/15/29		6,015	6,484,411
Series 2006-C6, Class A4 5.372%, 9/15/39		8,090	8,760,426
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.097%, 6/12/46		3,075	3,406,500

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	321

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-3, Class A4 5.414%, 7/12/46	U.S.$	6,885	$7,472,841

			64,986,749

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	4,837,492

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.669%, 3/06/20(a)(c)		1,855	1,781,970

Total Commercial Mortgage-Backed Securities (cost $67,652,237)			71,606,211

INFLATION-LINKED SECURITIES – 1.6%
United States – 1.6%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $20,593,561)		19,529	20,560,667

GOVERNMENTS - SOVEREIGN AGENCIES – 1.5%
Germany – 0.2%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		2,695	3,193,629

United Kingdom – 1.3%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)		10,450	10,464,222
2.625%, 5/11/12(a)		6,000	6,093,270

			16,557,492

Total Governments - Sovereign Agencies (cost $19,206,770)			19,751,121

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Kazakhstan – 0.1%
KazMunayGas National Co. 7.00%, 5/05/20(a)		1,990	2,149,200

322	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	U.S.$	3,390	$3,785,338

Russia – 0.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		5,677	6,471,780

Total Quasi-Sovereigns (cost $10,813,841)			12,406,318

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Fixed Rate – 0.4%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 2.655%, 2/25/36		2,758	1,580,261
Series 2007-1, Class 21A1 5.112%, 1/25/47		1,830	982,315
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.089%, 5/25/35		1,944	1,729,903
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.504%, 5/25/36		1,474	773,500

			5,065,979

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.252%, 12/25/35(c)		966	602,040
Series 2006-OA14, Class 3A1 1.102%, 11/25/46(c)		4,197	1,923,457
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.748%, 2/25/35(c)(d)		2,838	167,538

			2,693,035

Non-Agency ARMs – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.69%, 3/25/36(c)		2,778	1,561,064

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.752%, 5/28/35		392	287,323

Total Collateralized Mortgage Obligations (cost $19,163,786)			9,607,401

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	323

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36	U.S.$	1,970	$2,243,424
International Bank for Reconstruction & Development 9.25%, 7/15/17		2,340	3,278,609

Total Supranationals (cost $4,905,094)			5,522,033

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.625%, 3/01/40 (cost $3,378,896)		3,310	3,999,109

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Russia – 0.3%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a) (cost $3,503,363)		3,214	3,849,172

CORPORATES - NON-INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Basic – 0.1%
Westvaco Corp. 8.20%, 1/15/30 (cost $734,408)		670	721,632

		Shares
SHORT-TERM INVESTMENTS – 8.0%
Investment Companies – 8.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $104,234,888)		104,234,888	104,234,888

Total Investments – 106.5% (cost $1,337,693,372)			1,392,719,689
Other assets less liabilities – (6.5)%			(85,457,180)

Net Assets – 100.0%			$1,307,262,509

324	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	425	December 2011	$93,718,303	$93,712,500	$5,803

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley and Co. Inc:
Canadian Dollar settling 9/23/11	30,216	$30,505,382	$30,839,083	$333,701

Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 9/23/11	28,956	30,666,467	29,552,490	1,113,977
Canadian Dollar settling 9/23/11	1,261	1,270,376	1,286,594	(16,218)
Goldman Sachs International:
Mexican Peso settling 10/19/11	166,642	13,492,771	13,453,927	38,844
HSBC Bank USA:
Mexican Peso settling 10/19/11	13,085	1,046,531	1,056,445	(9,914)

				$1,460,390

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America:
CDX – NAIGS16V1 – 5 Year Index, 6/20/16*	(1.00)%	1.15%	$20,980	$96,407	$4,752	$101,159

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $118,890,050 or 9.1% of net assets.

(b)	Variable rate coupon, rate shown as of August 31, 2011.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(d)	Illiquid security.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

MXN	– Mexican Peso

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	325

Intermediate Duration Bond Portfolio—Portfolio of Investments

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

326	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.9%
United States – 97.9%
U.S. Treasury Inflation Index 0.50%, 4/15/15 (TIPS)	U.S.$	17,864	$18,769,350
0.625%, 7/15/21 (TIPS)		34,223	35,792,037
1.125%, 1/15/21 (TIPS)		18,203	19,941,931
1.25%, 7/15/20 (TIPS)(a)		45,915	50,929,589
1.375%, 1/15/20 (TIPS)(a)		41,264	46,189,650
1.625%, 1/15/15-1/15/18 (TIPS)(a)		126,640	139,924,863
1.875%, 7/15/13-7/15/19 (TIPS)		77,164	84,338,409
1.875%, 7/15/15 (TIPS)(a)		81,038	89,901,990
2.00%, 7/15/14 (TIPS)(a)		74,822	81,228,280
2.00%, 1/15/16 (TIPS)		19,118	21,490,021
2.125%, 1/15/19 (TIPS)(a)		26,163	30,754,198
2.375%, 1/15/17 (TIPS)(a)(b)		66,455	77,217,147
2.375%, 1/15/25 (TIPS)		1,198	1,480,446

Total Inflation-Linked Securities (cost $641,040,460)			697,957,911

CORPORATES - INVESTMENT GRADES – 19.3%
Industrial – 8.0%
Basic – 0.9%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		980	999,481
ArcelorMittal 6.125%, 6/01/18		1,570	1,636,106
Dow Chemical Co. (The) 8.55%, 5/15/19		1,370	1,780,155
International Paper Co. 9.375%, 5/15/19		1,315	1,686,231

			6,101,973

Capital Goods – 0.5%
CRH Finance BV 7.375%, 5/28/14	EUR	1,100	1,733,284
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	1,675	1,875,546

			3,608,830

Communications - Media – 1.4%
CBS Corp. 5.75%, 4/15/20		1,290	1,426,846
Comcast Corp. 5.15%, 3/01/20		1,745	1,989,164
News America, Inc. 6.15%, 3/01/37		1,739	1,821,145

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	327

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reed Elsevier Capital, Inc. 8.625%, 1/15/19	U.S.$	1,340	$1,739,525
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,639,611
WPP Finance UK 5.875%, 6/15/14		1,565	1,718,234

			10,334,525

Communications - Telecommunications – 1.1%
American Tower Corp. 5.05%, 9/01/20		1,355	1,377,502
Embarq Corp. 7.082%, 6/01/16		602	655,456
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,760,317
Qwest Corp. 7.50%, 10/01/14	U.S.$	1,343	1,487,373
Telecom Italia Capital SA 6.375%, 11/15/33		1,165	999,328
United States Cellular Corp. 6.70%, 12/15/33		1,715	1,730,037

			8,010,013

Consumer Cyclical - Automotive – 0.3%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,811,106

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 6.25%, 4/30/16		1,495	1,748,703

Consumer Cyclical - Other – 0.5%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,822,148
Marriott International, Inc./DE Series J 5.625%, 2/15/13	U.S.$	1,700	1,772,373

			3,594,521

Consumer Non-Cyclical – 0.5%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,722,373
Delhaize Group SA 5.875%, 2/01/14		1,515	1,662,519

			3,384,892

328	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 1.4%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	775	$871,169
Hess Corp. 8.125%, 2/15/19		1,355	1,767,590
Marathon Petroleum Corp. 3.50%, 3/01/16(c)		230	240,170
5.125%, 3/01/21(c)		390	416,411
Nabors Industries, Inc. 9.25%, 1/15/19		1,330	1,686,509
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,787,935
Valero Energy Corp. 6.875%, 4/15/12		1,525	1,578,302
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		1,560	1,643,079

			9,991,165

Technology – 0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	265,112
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,846,636
Xerox Corp. 8.25%, 5/15/14		1,425	1,648,399

			3,760,147

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,792,406

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	992,909
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,161,552
5.85%, 11/01/16		630	728,435

			2,882,896

			57,021,177

Financial Institutions – 7.8%
Banking – 3.7%
Bank of America Corp. 5.625%, 7/01/20		1,710	1,731,780
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,777,208
Barclays Bank PLC 5.45%, 9/12/12	U.S.$	1,535	1,588,527

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	329

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BBVA Senior Finance SAU Series G 3.625%, 5/14/12	EUR	1,200	$1,735,444
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,625,969
Citigroup, Inc. 5.50%, 4/11/13		1,565	1,630,609
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		1,565	1,670,348
JPMorgan Chase & Co. 4.40%, 7/22/20		1,745	1,792,717
Macquarie Group Ltd. 7.625%, 8/13/19(c)		1,470	1,617,049
Morgan Stanley 5.50%, 7/24/20		1,670	1,633,220
National Capital Trust II 5.486%, 3/23/15(c)		1,090	1,013,319
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		1,715	1,703,611
Shinhan Bank 4.125%, 10/04/16(c)		1,550	1,571,951
Societe Generale SA 5.20%, 4/15/21(c)		1,825	1,691,746
UBS AG/Stamford CT 5.875%, 7/15/16		1,610	1,759,609
Union Bank NA 5.95%, 5/11/16		1,675	1,861,891

			26,404,998

Brokerage – 0.3%
Jefferies Group, Inc. 6.875%, 4/15/21		1,639	1,832,599

Finance – 0.2%
SLM Corp. Series A 5.375%, 1/15/13		1,670	1,686,854

Insurance – 3.4%
Allstate Corp. (The) 6.125%, 5/15/37		1,725	1,604,250
American International Group, Inc. 6.40%, 12/15/20		1,660	1,746,295
CIGNA Corp. 5.125%, 6/15/20		656	716,723
Genworth Financial, Inc. 6.515%, 5/22/18		1,675	1,518,418
Hartford Financial Services Group, Inc. 6.10%, 10/01/41		1,850	1,679,924

330	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Humana, Inc. 7.20%, 6/15/18	U.S.$	1,520	$1,815,000
Lincoln National Corp. 8.75%, 7/01/19		1,350	1,674,178
Markel Corp. 7.125%, 9/30/19		1,628	1,933,742
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,737,559
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		1,410	1,666,084
Principal Financial Group, Inc. 7.875%, 5/15/14		1,445	1,654,593
Prudential Financial, Inc. Series D 7.375%, 6/15/19		1,425	1,704,573
QBE Capital Funding III Ltd. 7.25%, 5/24/41(c)		1,210	1,183,041
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,678,875
XL Group PLC 5.25%, 9/15/14		1,590	1,706,237

			24,019,492

REITS – 0.2%
HCP, Inc. 5.375%, 2/01/21		1,757	1,790,014

			55,733,957

Utility – 2.4%
Electric – 1.0%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		1,355	1,500,947
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,775	1,858,549
Nisource Finance Corp. 6.15%, 3/01/13		1,530	1,629,586
Ohio Power Co. Series F 5.50%, 2/15/13		350	370,947
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,798,104

			7,158,133

Natural Gas – 1.4%
DCP Midstream LLC 9.75%, 3/15/19(c)		1,290	1,730,980
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,833,686
EQT Corp. 8.125%, 6/01/19		1,385	1,707,762

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	331

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinder Morgan Energy Partners LP 4.15%, 3/01/22	U.S.$	716	$708,770
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,762,230
Williams Partners LP 3.80%, 2/15/15		1,660	1,761,559

			9,504,987

			16,663,120

Non Corporate Sectors – 1.1%
Agencies - Not Government Guaranteed – 1.1%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		2,760	3,008,400
MDC-GMTN B.V. 3.75%, 4/20/16(c)		1,825	1,896,436
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		2,805	3,043,111

			7,947,947

Total Corporates - Investment Grades (cost $133,167,154)			137,366,201

GOVERNMENTS - SOVEREIGN AGENCIES – 7.5%
Australia – 0.4%
Suncorp-Metway Ltd. 1.749%, 7/16/12(c)(d)		2,600	2,633,480

Netherlands – 2.0%
NIBC Bank NV 3.125%, 2/17/12	EUR	5,050	7,301,091
SNS Bank NV 2.875%, 1/30/12		5,090	7,357,576

			14,658,667

United Kingdom – 1.4%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	1,465	2,399,115
Skipton Building Society 2.00%, 4/05/12		1,485	2,423,690
West Bromwich Building Society 2.00%, 4/05/12		1,490	2,435,259
Yorkshire Building Society 2.00%, 3/30/12		1,490	2,430,177

			9,688,241

332	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States – 3.7%
Goldman Sachs Group, Inc. (The) 3.50%, 12/08/11	EUR	18,510	$26,706,520

Total Governments - Sovereign Agencies (cost $49,080,167)			53,686,908

ASSET-BACKED SECURITIES – 4.7%
Autos - Fixed Rate – 2.0%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14	U.S.$	2,690	2,687,764
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		2,940	2,939,445
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,120	3,212,948
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		1,177	1,176,381
Porsche Financial Auto Securitization Trust Series 2011-1, Class A3 0.84%, 1/16/15(c)		1,715	1,718,652
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		2,440	2,440,276

			14,175,466

Credit Cards - Floating Rate – 1.7%
American Express Credit Account Master Trust Series 2007-8, Class A 0.507%, 5/15/15(d)		3,676	3,684,338
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.757%, 1/15/17(d)		1,495	1,502,508
Series 2011-2, Class A 0.687%, 5/15/19(d)		2,625	2,625,369
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.963%, 12/18/14(c)(d)		4,090	4,082,051

			11,894,266

Autos - Floating Rate – 0.8%
Ford Credit Floorplan Master Owner Trust Series 2009-2, Class A 1.757%, 9/15/14(d)		3,845	3,888,856

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	333

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.457%, 11/17/14(c)(d)	U.S.$	2,075	$2,085,320

			5,974,176

Other ABS - Fixed Rate – 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,467	1,473,812

Total Asset-Backed Securities (cost $33,526,403)			33,517,720

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.3%
Non-Agency Fixed Rate CMBS – 3.8%
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/11/50		1,390	1,476,384
Commercial Mortgage Pass Through Certificates
Series 2006-C8, Class A4
5.306%, 12/10/46		3,350	3,561,171
Series 2007-C9, Class A4
6.008%, 12/10/49		4,250	4,651,047
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,455	3,650,259
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A4
5.814%, 6/12/43		3,327	3,614,068
Series 2007-LD11, Class A4
6.005%, 6/15/49		3,211	3,394,797
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 6.067%, 6/15/38		3,220	3,551,747
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,543,766

			27,443,239

334	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19	U.S.$	3,201	$3,304,751

Total Commercial Mortgage-Backed Securities (cost $29,190,919)			30,747,990

MORTGAGE PASS-THROUGH’S – 1.6%
Agency ARMs – 1.6%
Federal Home Loan Mortgage Corp. 5.188%, 10/01/39(e)		1,851	1,955,859
Federal National Mortgage Association 3.928%, 10/01/37(e)		3,506	3,698,643
4.984%, 10/01/39(e)		1,831	1,921,235
5.097%, 8/01/38(d)		3,414	3,647,968

Total Mortgage Pass-Through’s (cost $11,258,406)			11,223,705

CORPORATES - NON-INVESTMENT GRADES – 1.3%
Industrial – 1.3%
Capital Goods – 0.2%
Building Materials Corp. of America 6.75%, 5/01/21(c)		189	180,967
Case New Holland, Inc. 7.875%, 12/01/17		618	668,985
Griffon Corp. 7.125%, 4/01/18		672	635,040
Huntington Ingalls Industries, Inc. 7.125%, 3/15/21(c)		168	157,920

			1,642,912

Communications - Media – 0.3%
EH Holding Corp. 6.50%, 6/15/19(c)		475	475,000
RR Donnelley & Sons Co. 4.95%, 4/01/14		1,650	1,600,500

			2,075,500

Communications - Telecommunications – 0.1%
eAccess Ltd. 8.25%, 4/01/18(c)		363	348,480

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	335

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.2%
Delphi Corp. 5.875%, 5/15/19(c)	U.S.$	151	$145,715
6.125%, 5/15/21(c)		252	243,180
Ford Motor Credit Co. LLC 5.00%, 5/15/18		740	718,177

			1,107,072

Consumer Cyclical - Retailers – 0.1%
Limited Brands, Inc. 6.625%, 4/01/21		730	739,125

Consumer Non-Cyclical – 0.2%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(c)		715	686,400
Universal Health Services, Inc. 7.125%, 6/30/16		997	1,070,529

			1,756,929

Energy – 0.2%
Chesapeake Energy Corp. 6.125%, 2/15/21		707	717,605
Oil States International, Inc. 6.50%, 6/01/19(c)		493	493,000
Range Resources Corp. 5.75%, 6/01/21		538	540,690

			1,751,295

Total Corporates - Non-Investment Grades (cost $9,643,979)			9,421,313

GOVERNMENTS - TREASURIES – 1.0%
Mexico – 1.0%
Mexican Bonos Series M 10 7.25%, 12/15/16 (cost $6,796,636)	MXN	80,365	7,188,274

SUPRANATIONALS – 1.0%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	5,675	3,645,704
European Investment Bank 0.552%, 3/05/12(d)	U.S.$	3,500	3,506,118

Total Supranationals (cost $6,658,694)			7,151,822

336	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(c)	U.S.$	1,328	$1,434,240

Russia – 0.6%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(c)		3,716	4,236,240

Total Quasi-Sovereigns (cost $5,656,402)			5,670,480

		Shares
SHORT-TERM INVESTMENTS – 3.4%
Investment Companies – 3.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (cost $23,960,165)		23,960,165	23,960,165

Total Investments – 142.8% (cost $949,979,385)			1,017,892,489
Other assets less liabilities – (42.8)%			(305,161,981)

Net Assets – 100.0%			$712,730,508

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	15	December 2011	$2,084,150	$2,040,469	$43,681
U.S. T-Note 5 Yr Futures	579	December 2011	70,950,723	70,954,641	(3,918)
U.S. T-Note 10 Yr Futures	181	December 2011	23,498,534	23,354,656	143,878

					$183,641

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	337

Bond Inflation Protection Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Euro settling 9/15/11	274	$391,878	$392,823	$945
BNP Paribas SA:
Great British Pound settling 10/07/11	1,118	1,820,876	1,814,868	(6,008)
Deutsche Bank AG London:
Euro settling 9/15/11	526	753,878	754,822	944
Goldman Sachs International:
Brazilian Real settling 9/02/11	6,125	3,793,647	3,847,505	53,858
Brazilian Real settling 9/02/11	6,125	3,858,898	3,847,505	(11,393)
Morgan Stanley and Co., Inc.:
Canadian Dollar settling 9/23/11	15,772	15,922,662	16,096,841	174,179

Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 9/23/11	851	857,651	868,599	(10,948)
Euro settling 9/15/11	36,512	50,959,164	52,441,044	(1,481,880)
Goldman Sachs International:
Brazilian Real settling 9/02/11	6,125	3,886,322	3,847,505	38,817
Brazilian Real settling 9/02/11	6,125	3,858,898	3,847,505	11,393
Brazilian Real settling 10/04/11	6,125	3,772,616	3,825,362	(52,746)
Canadian Dollar settling 9/23/11	14,921	15,783,881	15,228,242	555,639
Mexican Peso settling 10/19/11	83,851	6,789,310	6,769,764	19,546
HSBC Bank USA:
Mexican Peso settling 10/19/11	6,286	502,742	507,505	(4,763)
Royal Bank of Scotland PLC:
Great British Pound settling 10/07/11	7,099	11,622,082	11,519,980	102,102

				$(610,315)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$50,940	11/17/13	1.059%	3 Month LIBOR	$(767,822)
JPMorgan Chase Bank, N.A.	8,040	5/17/21	3.268%	3 Month LIBOR	(743,980)
Barclays Bank PLC	33,270	6/7/13	0.627%	3 Month LIBOR	(116,911)

338	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America:
CDX – NAHYS16V1 – 5 Year Index, 6/20/16*	5.00%	6.33%	$5,000	$(199,305)	$109,863	$(309,168)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity		U.S. $ Value at August 31, 2011
Bank of America	0.17%	11/07/11		$26,385,122
Bank of America	0.18%	9/26/11		19,211,868
Bank of America	0.19%	9/26/11		22,622,786
Bank of America	0.19%	11/07/11		32,170,845
Barclays Bank	0.05%	12/30/11	+	34,088,444
Barclays Bank	0.10%	9/01/11		26,565,450
Barclays Bank	0.17%	1/05/12		42,723,997
Barclays Bank	0.20%	10/13/11		27,587,675
Nomura International	0.11%	10/06/11		91,132,142

				$322,488,329

+	The reverse repurchase agreement matures on demand. The interest rate shown is a variable rate and was in effect on August 31, 2011.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $328,749,641.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate and credit default swaps. The aggregate market value of this security amounted to $14,466,024.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $44,556,726 or 6.3% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(e)	Variable rate coupon, rate shown as of August 31, 2011.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL	– Brazilian Real
EUR	– Euro
GBP	– Great British Pound
MXN	– Mexican Peso

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	339

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 69.9%
Industrial – 55.3%
Basic – 4.5%
AK Steel Corp. 7.625%, 5/15/20	U.S. $	493	$453,560
Aleris International, Inc. 7.625%, 2/15/18(a)		1,100	1,012,000
Alpha Natural Resources, Inc. 6.25%, 6/01/21		600	587,250
Arch Coal, Inc. 7.00%, 6/15/19(a)		451	444,235
7.25%, 6/15/21(a)		754	742,690
Arch Western Finance LLC 6.75%, 7/01/13		696	694,260
Calcipar SA 6.875%, 5/01/18(a)		479	453,853
Consol Energy, Inc. 8.25%, 4/01/20		525	564,375
Drummond Co., Inc. 7.375%, 2/15/16		530	537,950
FMG Resources August 2006 Pty Ltd. 7.00%, 11/01/15(a)		425	423,938
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	525,000
Huntsman International LLC 5.50%, 6/30/16		400	385,500
8.625%, 3/15/21		241	251,544
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		1,000	870,000
Kerling PLC 10.625%, 2/01/17(a)	EUR	535	699,360
Kinove German Bondco GmbH 9.625%, 6/15/18(a)	U.S.$	317	304,320
Lyondell Chemical Co. 11.00%, 5/01/18		715	798,119
MacDermid, Inc. 9.50%, 4/15/17(a)		675	668,250
Nalco Co. 6.625%, 1/15/19(a)		291	320,100
NewMarket Corp. 7.125%, 12/15/16		615	627,300
NewPage Corp. 10.00%, 5/01/12		397	46,648
11.375%, 12/31/14		374	329,120
Nova Chemicals Corp. 8.625%, 11/01/19		501	547,969

340	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Omnova Solutions, Inc. 7.875%, 11/01/18	U.S.$	809	$709,897
Peabody Energy Corp. 7.375%, 11/01/16		545	592,687
Polymer Group, Inc. 7.75%, 2/01/19(a)		1,300	1,287,000
Polypore International, Inc. 7.50%, 11/15/17		380	376,200
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		501	512,272
Rhodia SA 6.875%, 9/15/20(a)		406	474,005
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	500	685,929
Steel Dynamics, Inc. 7.75%, 4/15/16	U.S.$	1,755	1,792,294
TPC Group LLC 8.25%, 10/01/17(a)		1,047	1,073,175
United States Steel Corp. 7.00%, 2/01/18		825	792,000
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		529	412,620
Weyerhaeuser Co. 7.375%, 3/15/32		685	730,349

			21,725,769

Capital Goods – 5.4%
Alliant Techsystems, Inc. 6.875%, 9/15/20		320	319,200
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)		320	315,200
Berry Plastics Corp. 9.75%, 1/15/21		1,300	1,205,750
Bombardier, Inc. 7.50%, 3/15/18(a)		624	678,600
Building Materials Corp. of America 7.00%, 2/15/20(a)		689	689,000
7.50%, 3/15/20(a)		499	502,743
CNH America LLC 7.25%, 1/15/16		935	995,775
CPI International Acquisition, Inc. 8.00%, 2/15/18		529	476,100
Griffon Corp. 7.125%, 4/01/18		287	271,215
Grohe Holding GmbH 8.625%, 10/01/14(a)	EUR	834	1,051,282
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(a)	U.S.$	256	240,640
7.125%, 3/15/21(a)		254	238,760

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	341

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

KUKA AG 8.75%, 11/15/17(a)	EUR	361	$518,572
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	922	917,390
Masco Corp. 6.125%, 10/03/16		160	156,737
7.125%, 3/15/20		900	880,650
Mohawk Industries, Inc. 6.875%, 1/15/16		1,377	1,473,390
Nordenia Holdings AG 9.75%, 7/15/17(a)	EUR	517	727,843
Nortek, Inc. 8.50%, 4/15/21(a)	U.S.$	1,262	1,079,010
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,180	1,185,900
Ply Gem Industries, Inc. 8.25%, 2/15/18		600	507,000
Pregis Corp. 6.605%, 4/15/13(b)	EUR	500	646,425
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(a)	U.S.$	712	674,620
7.875%, 8/15/19(a)		2,365	2,341,350
8.25%, 2/15/21(a)		1,850	1,558,625
8.50%, 10/15/16(a)		118	120,655
9.00%, 4/15/19(a)		638	574,200
9.875%, 8/15/19(a)		526	494,440
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.25%, 2/01/21		750	699,375
10.25%, 11/15/19		500	513,750
Sterling Merger, Inc. 11.00%, 10/01/19(a)		813	793,691
Terex Corp. 8.00%, 11/15/17		536	522,600
TransDigm, Inc. 7.75%, 12/15/18(a)		1,200	1,221,000
United Rentals North America, Inc. 8.375%, 9/15/20		825	752,812
USG Corp. 6.30%, 11/15/16		1,115	869,700

			26,214,000

Communications - Media – 7.4%
Allbritton Communications Co. 8.00%, 5/15/18		510	495,975
Cablevision Systems Corp. 8.00%, 4/15/20		1,750	1,833,125

342	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CCH II LLC/CCH II Capital Corp. 13.50%, 11/30/16	U.S.$	1,000	$1,155,000
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19		1,625	1,633,125
7.00%, 1/15/19(a)		625	626,562
7.875%, 4/30/18		664	690,560
8.125%, 4/30/20		219	231,593
Cengage Learning Acquisitions, Inc. 10.50%, 1/15/15(a)		850	654,500
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, 11/15/17(a)		1,015	1,055,600
Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 4/30/12(a)		800	820,000
Clear Channel Communications, Inc. 5.50%, 9/15/14		1,180	811,250
9.00%, 3/01/21		457	367,885
10.75%, 8/01/16		1,362	946,590
Clear Channel Worldwide Holdings, Inc. Series B 9.25%, 12/15/17		1,440	1,540,800
Crown Media Holdings, Inc. 10.50%, 7/15/19(a)		470	471,175
CSC Holdings LLC 7.625%, 7/15/18		535	561,750
7.875%, 2/15/18		640	676,800
Cumulus Media, Inc. 7.75%, 5/01/19(a)		648	568,620
Dex One Corp. 12.00%, 1/29/17(c)		338	121,773
DISH DBS Corp. 6.625%, 10/01/14		970	1,001,525
6.75%, 6/01/21(a)		1,100	1,108,250
7.125%, 2/01/16		650	663,000
EH Holding Corp. 7.625%, 6/15/21(a)		965	960,175
Houghton Mifflin Harcourt Publishing Co. 10.50%, 6/01/19(a)		400	320,000
Intelsat Jackson Holdings SA 7.25%, 10/15/20(a)		1,100	1,056,000
11.25%, 6/15/16		212	221,540
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,673,250
11.50%, 2/04/17(c)		1,598	1,552,191
11.50%, 2/04/17(a)(c)		300	291,375

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	343

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.50%, 3/15/19(a)	U.S.$	402	$395,970
Lamar Media Corp. 6.625%, 8/15/15		940	935,300
Liberty Media LLC 5.70%, 5/15/13		545	557,262
LIN Television Corp. 6.50%, 5/15/13		725	703,250
Local TV Finance LLC 9.25%, 6/15/15(a)(c)		525	484,313
New York Times Co. (The) 6.625%, 12/15/16		500	503,125
Quebecor Media, Inc. 7.75%, 3/15/16		2,455	2,473,412
RR Donnelley & Sons Co. 7.25%, 5/15/18		2,124	1,943,460
Sinclair Television Group, Inc. 8.375%, 10/15/18		600	601,500
Univision Communications, Inc. 6.875%, 5/15/19(a)		1,000	925,000
UPCB Finance III Ltd. 6.625%, 7/01/20(a)		550	541,750
Valassis Communications, Inc. 6.625%, 2/01/21		500	473,750
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		975	996,937

			35,645,018

Communications - Telecommunications – 4.5%
Cricket Communications, Inc. 7.75%, 10/15/20		260	231,400
Crown Castle International Corp. 7.125%, 11/01/19		1,000	1,025,000
Digicel Group Ltd. 10.50%, 4/15/18(a)		333	352,980
eAccess Ltd. 8.25%, 4/01/18(a)		646	620,160
Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(d)		1,966	14,746
Frontier Communications Corp. 6.25%, 1/15/13		851	870,148
9.00%, 8/15/31		545	518,840
Level 3 Financing, Inc. 8.75%, 2/15/17		685	671,300
9.25%, 11/01/14		275	278,438
9.375%, 4/01/19(a)		550	539,000

344	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetroPCS Wireless, Inc. 7.875%, 9/01/18	U.S.$	1,950	$1,976,812
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)		1,058	1,073,870
NII Capital Corp. 7.625%, 4/01/21		749	763,980
PAETEC Holding Corp. 9.875%, 12/01/18		1,045	1,112,925
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	725	906,207
Sprint Capital Corp. 6.875%, 11/15/28	U.S.$	1,315	1,176,925
8.75%, 3/15/32		1,180	1,209,500
Sprint Nextel Corp. 6.00%, 12/01/16		1,000	962,500
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	350	482,664
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	1,039	1,070,170
VimpelCom Holdings BV 7.504%, 3/01/22(a)		800	762,800
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		1,850	1,748,250
Windstream Corp. 7.50%, 4/01/23		1,750	1,693,125
7.875%, 11/01/17		675	709,594
8.125%, 9/01/18		900	933,750

			21,705,084

Consumer Cyclical - Automotive – 3.6%
Affinia Group, Inc. 9.00%, 11/30/14		850	833,000
Allison Transmission, Inc.
7.125%, 5/15/19(a)		975	904,312
11.00%, 11/01/15(a)		560	589,400
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(a)		427	407,785
Cooper-Standard Automotive, Inc. 8.50%, 5/01/18		150	153,750
Dana Holding Corp. 6.50%, 2/15/19		140	136,850
6.75%, 2/15/21		111	108,780
Delphi Corp. 5.875%, 5/15/19(a)		433	417,845
6.125%, 5/15/21(a)		325	313,625
Exide Technologies 8.625%, 2/01/18(a)		60	57,000
Ford Motor Co. 7.45%, 7/16/31		1,000	1,096,373

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	345

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Motor Credit Co. LLC 2.996%, 1/13/12(b)	U.S.$	1,785	$1,785,036
7.00%, 10/01/13		2,734	2,917,348
8.00%, 12/15/16		2,665	2,956,610
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		964	1,018,225
8.75%, 8/15/20		857	916,990
Meritor, Inc. 8.125%, 9/15/15		500	471,250
Navistar International Corp. 8.25%, 11/01/21		1,010	1,045,350
Tenneco, Inc. 6.875%, 12/15/20		330	334,950
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. 10.625%, 9/01/17(a)		371	383,057
UCI International, Inc. 8.625%, 2/15/19		402	389,940

			17,237,476

Consumer Cyclical - Entertainment – 0.8%
AMC Entertainment, Inc. 9.75%, 12/01/20		425	410,125
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		775	720,750
Greektown Holdings LLC 10.75%, 12/01/13(d)(e)		525	0
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		930	939,300
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		600	598,500
8.75%, 5/15/20		171	171,855
Regal Entertainment Group 9.125%, 8/15/18		1,020	1,030,200

			3,870,730

Consumer Cyclical - Other – 5.1%
Beazer Homes USA, Inc. 12.00%, 10/15/17		425	431,375
Boyd Gaming Corp. 9.125%, 12/01/18(a)		525	489,563
Broder Brothers Co. 12.00%, 10/15/13(a)(c)		354	353,576
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	647,625
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		540	394,200

346	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16(a)	U.S.$	1,111	$1,080,447
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,188,850
Host Hotels & Resorts LP
6.875%, 11/01/14		385	393,181
Series Q 6.75%, 6/01/16		935	956,038
Isle of Capri Casinos, Inc.
7.00%, 3/01/14		320	308,000
7.75%, 3/15/19(a)		545	534,100
K Hovnanian Enterprises, Inc.
6.25%, 1/15/16		655	281,650
10.625%, 10/15/16		500	446,250
Lennar Corp. Series B 6.50%, 4/15/16		1,750	1,671,250
Levi Strauss & Co. 8.875%, 4/01/16		742	762,405
M/I Homes, Inc. 8.625%, 11/15/18		790	728,775
Marina District Finance Co., Inc. 9.50%, 10/15/15		375	363,750
9.875%, 8/15/18		745	715,200
Meritage Homes Corp. 7.15%, 4/15/20		133	123,358
MGM Resorts International
6.625%, 7/15/15		1,222	1,099,800
7.625%, 1/15/17		790	716,925
NCL Corp. Ltd.
9.50%, 11/15/18(a)		800	828,000
11.75%, 11/15/16		500	560,000
Quiksilver, Inc. 6.875%, 4/15/15		650	609,375
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		1,885	1,953,331
Ryland Group, Inc. 6.625%, 5/01/20		335	288,100
Seminole Indian Tribe of Florida
6.535%, 10/01/20(a)		94	93,092
7.75%, 10/01/17(a)		631	640,465
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(a)		703	594,035
Standard Pacific Corp.
8.375%, 5/15/18		500	438,750
10.75%, 9/15/16		555	549,450
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		2,065	2,132,112

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	347

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Station Casinos, Inc. 6.625%, 3/15/18(d)(e)	U.S.$	3,610	$361
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 4/15/16(a)		272	269,960
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,900	2,075,750

			24,719,099

Consumer Cyclical - Restaurants – 0.4%
Burger King Corp. 9.875%, 10/15/18		640	683,200
CKE Restaurants, Inc. 11.375%, 7/15/18		700	744,625
Landry’s Restaurants, Inc. 11.625%, 12/01/15(a)		455	478,888

			1,906,713

Consumer Cyclical - Retailers – 1.6%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		357	350,753
AutoNation, Inc. 6.75%, 4/15/18		120	125,100
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		695	627,237
Gymboree Corp. 9.125%, 12/01/18		475	410,875
JC Penney Corp., Inc. 7.40%, 4/01/37		525	488,250
Limited Brands, Inc.
6.625%, 4/01/21		400	405,000
6.90%, 7/15/17		1,645	1,719,025
Michaels Stores, Inc.
7.75%, 11/01/18		500	473,125
11.375%, 11/01/16		565	586,187
Rite Aid Corp. 8.00%, 8/15/20		1,000	1,050,000
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)		805	780,850
Toys R US, Inc. 7.375%, 10/15/18		900	805,500

			7,821,902

Consumer Non-Cyclical – 7.6%
ACCO Brands Corp.
7.625%, 8/15/15		500	496,875
10.625%, 3/15/15		760	831,250
Alere, Inc. 8.625%, 10/01/18		800	768,000

348	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AMGH Merger Sub, Inc. 9.25%, 11/01/18(a)	U.S.$	720	$729,000
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,765,575
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18(a)		775	784,688
Bakkavor Finance 2 PLC 8.25%, 2/15/18(a)	GBP	500	564,097
Biomet, Inc. 11.625%, 10/15/17	U.S.$	520	556,400
BioScrip, Inc. 10.25%, 10/01/15		500	495,000
Boparan Holdings Ltd. 9.875%, 4/30/18(a)	GBP	500	657,437
Capsugel FinanceCo SCA 9.875%, 8/01/19(a)	EUR	740	1,015,175
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	525	775,532
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(c)	U.S.$	1,320	1,221,311
CDRT Merger Sub, Inc. 8.125%, 6/01/19(a)		1,123	1,047,197
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		891	903,251
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		521	474,110
Del Monte Foods Co. 7.625%, 2/15/19(a)		1,555	1,543,337
DJO Finance LLC/DJO Finance Corp. 7.75%, 4/15/18(a)		165	153,450
10.875%, 11/15/14		520	537,550
Dole Food Co., Inc. 8.00%, 10/01/16(a)		500	516,250
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		500	517,500
Elizabeth Arden, Inc. 7.375%, 3/15/21		445	441,663
Endo Pharmaceuticals Holdings, Inc. 7.00%, 7/15/19(a)		195	197,438
7.25%, 1/15/22(a)		255	260,100
Gentiva Health Services, Inc. 11.50%, 9/01/18		425	380,375
Giant Funding Corp. 8.25%, 2/01/18(a)		700	700,000
HCA Holdings, Inc. 7.75%, 5/15/21(a)		700	689,500

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	349

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA, Inc. 6.375%, 1/15/15	U.S.$	3,348	$3,289,410
6.50%, 2/15/16-2/15/20		4,645	4,664,956
Jarden Corp. 7.50%, 1/15/20		280	288,400
Kindred Healthcare, Inc. 8.25%, 6/01/19(a)		210	186,900
Mylan, Inc./PA 7.875%, 7/15/20(a)		750	802,500
NBTY, Inc. 9.00%, 10/01/18		250	262,500
New Albertsons, Inc. 7.45%, 8/01/29		1,870	1,477,300
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	575	792,948
Pilgrim’s Pride Corp. 7.875%, 12/15/18(a)	U.S.$	950	807,500
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	600	708,913
Select Medical Corp. 7.625%, 2/01/15	U.S.$	536	493,120
Select Medical Holdings Corp. 6.211%, 9/15/15(b)		500	457,500
Stater Bros Holdings, Inc. 7.375%, 11/15/18(a)		275	283,250
STHI Holding Corp. 8.00%, 3/15/18(a)		175	166,250
SUPERVALU, Inc. 8.00%, 5/01/16		430	421,400
Tenet Healthcare Corp. 8.875%, 7/01/19		900	954,000
Universal Hospital Services, Inc. 3.778%, 6/01/15(b)		895	778,650
Vanguard Health Holding Co. II LLC/ Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		600	562,500
Visant Corp. 10.00%, 10/01/17		83	80,925

			36,500,983

Energy – 6.8%
Antero Resources Finance Corp. 7.25%, 8/01/19(a)		384	373,440
9.375%, 12/01/17		495	524,700
ATP Oil & Gas Corp./United States 11.875%, 5/01/15		635	554,037

350	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Basic Energy Services, Inc. 7.75%, 2/15/19(a)	U.S.$	500	$495,000
Bluewater Holding BV 3.25%, 7/17/14(a)(b)		600	450,000
Calfrac Holdings LP 7.50%, 12/01/20(a)		289	280,330
Chaparral Energy, Inc. 8.25%, 9/01/21		300	286,500
Chesapeake Energy Corp. 6.50%, 8/15/17		2,350	2,449,875
6.625%, 8/15/20		500	522,500
Cie Generale de Geophysique-Veritas 6.50%, 6/01/21(a)		800	752,000
Complete Production Services, Inc. 8.00%, 12/15/16		1,325	1,338,250
Continental Resources, Inc./OK 7.125%, 4/01/21		150	154,500
Denbury Resources, Inc.
6.375%, 8/15/21		1,202	1,177,960
8.25%, 2/15/20		95	100,106
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		900	846,000
9.25%, 12/15/17		800	820,000
Forest Oil Corp. 7.25%, 6/15/19		1,915	1,895,850
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		1,425	1,453,500
Key Energy Services, Inc. 6.75%, 3/01/21		466	456,680
McJunkin Red Man Corp. 9.50%, 12/15/16		1,000	1,005,000
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,180,400
Offshore Group Investments Ltd. 11.50%, 8/01/15		1,100	1,171,500
Oil States International, Inc. 6.50%, 6/01/19(a)		722	722,000
OPTI Canada, Inc. 8.25%, 12/15/14(d)		500	316,250
Parker Drilling Co. 9.125%, 4/01/18		520	540,800
Perpetual Energy, Inc. 8.75%, 3/15/18(a)	CAD	775	782,909
Petrohawk Energy Corp. 7.25%, 8/15/18	U.S.$	1,300	1,516,125
PHI, Inc. 8.625%, 10/15/18		400	399,000

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	351

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pioneer Natural Resources Co. 5.875%, 7/15/16	U.S.$	995	$1,040,663
Plains Exploration & Production Co. 6.625%, 5/01/21		500	501,875
7.00%, 3/15/17		847	855,470
7.75%, 6/15/15		1,089	1,121,670
Precision Drilling Corp. 6.50%, 12/15/21(a)		299	299,000
Range Resources Corp. 5.75%, 6/01/21		1,060	1,065,300
SandRidge Energy, Inc. 7.50%, 3/15/21(a)		361	351,975
8.75%, 1/15/20		775	778,875
SESI LLC 6.375%, 5/01/19(a)		144	141,120
Southwestern Energy Co. 7.50%, 2/01/18		1,025	1,171,332
Tesoro Corp. 6.25%, 11/01/12		680	707,200
6.50%, 6/01/17		1,460	1,474,600
W&T Offshore, Inc. 8.50%, 6/15/19(a)		550	550,000

			32,624,292

Other Industrial – 1.2%
Briggs & Stratton Corp. 6.875%, 12/15/20		152	152,380
Brightstar Corp. 9.50%, 12/01/16(a)		883	909,490
Exova Ltd. 10.50%, 10/15/18(a)	GBP	500	807,564
Interline Brands, Inc. 7.00%, 11/15/18	U.S.$	704	704,000
Liberty Tire Recycling 11.00%, 10/01/16(a)		1,100	1,157,750
Neenah Foundry Co. 15.00%, 7/29/15(e)		331	315,863
New Enterprise Stone & Lime Co. 11.00%, 9/01/18(a)		950	840,750
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	439	694,813

			5,582,610

Services – 1.4%
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	309	300,502
Realogy Corp. Series A 11.00%, 4/15/18(a)		570	473,100

352	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Service Corp. International/US 6.75%, 4/01/16	U.S.$	2,000	$2,095,000
ServiceMaster Co. (The) 10.75%, 7/15/15(a)(c)		835	860,050
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		940	996,400
West Corp. 7.875%, 1/15/19		1,750	1,671,250
8.625%, 10/01/18		133	129,675

			6,525,977

Technology – 3.7%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		121	122,815
8.125%, 12/15/17		202	207,555
Amkor Technology, Inc. 6.625%, 6/01/21(a)		275	255,750
Aspect Software, Inc. 10.625%, 5/15/17		500	515,000
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18(a)		671	664,290
8.50%, 4/01/19(a)		1,049	965,080
11.50%, 10/12/15(c)		44	45,003
Ceridian Corp. 11.25%, 11/15/15		450	419,625
CommScope, Inc. 8.25%, 1/15/19(a)		1,500	1,485,000
CoreLogic, Inc./United States 7.25%, 6/01/21(a)		719	654,290
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		680	581,400
Eagle Parent, Inc. 8.625%, 5/01/19(a)		892	820,640
First Data Corp.
7.375%, 6/15/19(a)		1,600	1,512,000
11.25%, 3/31/16		1,400	1,176,000
Freescale Semiconductor, Inc.
8.875%, 12/15/14		460	476,100
10.125%, 12/15/16		1,200	1,254,000
Interactive Data Corp. 10.25%, 8/01/18		750	795,000
Iron Mountain, Inc. 6.625%, 1/01/16		860	855,700
NXP BV/NXP Funding LLC 2.999%, 10/15/13(b)		869	842,930
9.50%, 10/15/15		420	441,000
Sanmina-SCI Corp.
7.00%, 5/15/19(a)		550	495,000

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	353

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

8.125%, 3/01/16	U.S.$	306	$306,765
Seagate HDD Cayman 7.00%, 11/01/21(a)		769	726,705
Sensata Technologies BV 6.50%, 5/15/19(a)		800	770,000
Serena Software, Inc. 10.375%, 3/15/16		875	892,500
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	764,000

			18,044,148

Transportation - Airlines – 0.5%
Air Canada 12.00%, 2/01/16(a)		500	480,000
AMR Corp. 9.00%, 8/01/12		1,570	1,588,628
Continental Airlines 2003-ERJ1 Series RJ03 7.875%, 7/02/18		42	40,020
Delta Air Lines, Inc. 9.50%, 9/15/14(a)		391	400,775

			2,509,423

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17(a)		164	163,180

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16		1,000	991,250
Hapag-Lloyd AG 9.75%, 10/15/17(a)		500	407,500
Hertz Corp. (The)
6.75%, 4/15/19(a)		1,236	1,152,570
7.375%, 1/15/21(a)		775	740,125
8.875%, 1/01/14		106	107,325
Swift Services Holdings, Inc. 10.00%, 11/15/18		413	417,130

			3,815,900

			266,612,304

Financial Institutions – 8.6%
Banking – 1.9%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	964,323
HBOS Capital Funding LP 6.071%, 6/30/14(a)	U.S.$	1,325	894,375
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	682,033

354	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	1,150	$977,500
Regions Bank/Birmingham AL 6.45%, 6/26/37		600	511,500
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)(d)		2,715	2,090,550
Swedbank AB 5.75%, 3/17/16	GBP	850	1,200,430
Telenet Finance III Luxembourg S.C.A. 6.625%, 2/15/21(a)	EUR	1,000	1,321,581
UT2 Funding PLC 5.321%, 6/30/16		634	692,164

			9,334,456

Brokerage – 0.7%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	990	1,009,800
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(d)		5,500	1,395,625
Nuveen Investments, Inc. 10.50%, 11/15/15		900	868,500

			3,273,925

Finance – 4.0%
AGFC Capital Trust I 6.00%, 1/15/67(a)		2,245	1,313,325
Ally Financial, Inc. 6.75%, 12/01/14		760	755,345
6.875%, 9/15/11		1,935	1,935,000
8.00%, 11/01/31		1,332	1,302,030
Series 8 6.75%, 12/01/14		1,657	1,661,143
Capmark Financial Group, Inc. 5.875%, 5/10/12(d)		1,666	941,293
CIT Group, Inc. 7.00%, 5/01/14-5/01/17		182	182,500
7.00%, 5/04/15-5/02/17(a)		5,763	5,728,538
International Lease Finance Corp. 6.375%, 3/25/13		1,715	1,693,562
iStar Financial, Inc. Series B 5.70%, 3/01/14		350	297,500
Residential Capital LLC 9.625%, 5/15/15		2,195	1,945,319
Springleaf Finance Corp. 6.90%, 12/15/17		1,930	1,630,850

			19,386,405

Insurance – 1.3%
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	867,000

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	355

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hartford Financial Services Group, Inc. 8.125%, 6/15/38	U.S.$	1,000	$1,010,000
ING Capital Funding Trust III Series 9 3.846%, 9/30/11(b)		1,294	1,113,403
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		495	465,300
MBIA Insurance Corp. 14.00%, 1/15/33(a)		1,452	726,000
XL Group PLC Series E 6.50%, 4/15/17		2,100	1,853,250

			6,034,953

Other Finance – 0.5%
FTI Consulting, Inc. 6.75%, 10/01/20		500	493,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		750	757,500
iPayment Holdings, Inc. 15.00%, 11/15/18(a)(c)		522	529,830
iPayment, Inc. 10.25%, 5/15/18(a)		860	808,400

			2,588,855

REITS – 0.2%
Developers Diversified Realty Corp. 7.875%, 9/01/20		1,000	1,112,612

			41,731,206

Utility – 5.8%
Electric – 4.2%
AES Corp. (The) 7.375%, 7/01/21(a)		489	493,890
7.75%, 3/01/14		630	666,225
8.00%, 10/15/17		1,240	1,302,000
Calpine Corp. 7.25%, 10/15/17(a)		2,250	2,278,125
7.875%, 1/15/23(a)		500	510,000
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,076,325
Dynegy Holdings, Inc. 7.75%, 6/01/19		1,460	890,600
8.375%, 5/01/16		780	514,800
Edison Mission Energy 7.00%, 5/15/17		2,090	1,463,000
7.50%, 6/15/13		360	350,100
7.75%, 6/15/16		295	224,200
Energy Future Holdings Corp. 10.00%, 1/15/20(g)		694	696,686

356	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

10.875%, 11/01/17	U.S.$	304	$249,280
Series Q 6.50%, 11/15/24		481	187,590
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		792	799,026
GenOn Americas Generation LLC 8.50%, 10/01/21		725	688,750
GenOn Energy, Inc. 7.875%, 6/15/17		840	814,800
9.50%, 10/15/18		650	650,000
9.875%, 10/15/20		515	517,575
NRG Energy, Inc. 7.375%, 1/15/17		1,385	1,426,550
7.875%, 5/15/21(a)		1,496	1,473,560
8.25%, 9/01/20		975	984,750
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		800	772,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)		761	643,045
Series A 10.25%, 11/01/15		1,401	539,385

			20,212,262

Natural Gas – 1.6%
El Paso Corp. Series G 7.375%, 12/15/12		385	406,907
7.75%, 1/15/32		855	956,618
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,694,925
Inergy LP/Inergy Finance Corp. 6.875%, 8/01/21(a)		1,000	960,000
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,800,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,600	1,632,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21(a)		330	326,700

			7,777,450

			27,989,712

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	357

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Citgo Petroleum Corp. 11.50%, 7/01/17(a)	U.S.$	891	$980,100

Total Corporates - Non-Investment Grades (cost $332,855,622)			337,313,322

CORPORATES – INVESTMENT GRADES – 8.2%
Financial Institutions – 5.1%
Banking – 2.8%
American Express Co. 6.80%, 9/01/66		900	896,400
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		700	497,000
Barclays Bank PLC 4.75%, 3/15/20	EUR	520	422,417
5.926%, 12/15/16(a)	U.S.$	1,300	1,066,000
BBVA International Preferred SAU 5.919%, 4/18/17		400	295,842
Series E 8.50%, 10/21/14	EUR	500	700,294
Capital One Financial Corp. 6.75%, 9/15/17	U.S.$	663	757,733
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		1,100	1,144,000
Countrywide Financial Corp. 6.25%, 5/15/16		1,221	1,233,040
Credit Agricole SA 6.637%, 5/31/17(a)		1,100	792,550
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		365	357,169
National Capital Trust II 5.486%, 3/23/15(a)		647	601,484
PNC Financial Services Group, Inc. 6.75%, 8/01/21		1,100	1,066,021
Societe Generale SA 6.999%, 12/19/17	EUR	700	804,441
UBS AG/Jersey 4.28%, 4/15/15		820	901,117
Unicredito Italiano Capital Trust III 4.028%, 10/27/15		1,300	1,148,482
Zions Bancorporation 7.75%, 9/23/14	U.S.$	980	1,043,422

			13,727,412

358	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
GFI Group, Inc. 8.375%, 7/19/18(a)	U.S.$	500	$495,000

Finance – 0.2%
SLM Corp. 8.00%, 3/25/20		525	539,454
Series A 5.00%, 10/01/13		400	402,123

			941,577

Insurance – 1.3%
American International Group, Inc. 6.25%, 3/15/37		1,461	1,176,105
8.175%, 5/15/58		725	719,780
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		771	539,700
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(a)		234	231,843
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	474,082
Metlife Capital Trust IV 7.875%, 12/15/37(a)		750	765,000
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		575	679,431
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		665	650,184
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24	AUD	1,000	996,434

			6,232,559

Other Finance – 0.3%
Aviation Capital Group Corp. 6.75%, 4/06/21(a)	U.S.$	325	320,703
7.125%, 10/15/20(a)		920	928,537

			1,249,240

REITS – 0.4%
Entertainment Properties Trust 7.75%, 7/15/20		842	949,355
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		832	867,995

			1,817,350

			24,463,138

Industrial – 2.8%
Basic – 0.8%
Basell Finance Co. BV 8.10%, 3/15/27(a)		569	634,435

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	359

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Metals Co. 6.50%, 7/15/17	U.S.$	500	$541,518
Domtar Corp. 7.125%, 8/15/15		626	688,600
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	630,162
8.25%, 5/01/16(a)		375	428,253
Mosaic Co. (The) 7.625%, 12/01/16(a)		875	917,656

			3,840,624

Capital Goods – 0.1%
Tyco International Finance SA 8.50%, 1/15/19		375	493,115

Communications - Media – 0.3%
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,597,500

Communications - Telecommunications – 0.3%
Qwest Communications International, Inc. 7.50%, 2/15/14		350	354,375
Qwest Corp. 6.875%, 9/15/33		1,240	1,190,400

			1,544,775

Consumer Cyclical - Retailers – 0.4%
CVS Caremark Corp. 6.302%, 6/01/37		575	560,625
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		945	1,044,357

			1,604,982

Energy – 0.5%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	876,143
TNK-BP Finance SA
7.25%, 2/02/20(a)		204	224,645
7.50%, 7/18/16(a)		520	581,750
7.875%, 3/13/18(a)		680	776,016

			2,458,554

Services – 0.3%
Expedia, Inc. 8.50%, 7/01/16		1,070	1,178,359

Technology – 0.1%
Motorola Solutions, Inc. 7.50%, 5/15/25		470	563,584

			13,281,493

360	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.3%
Electric – 0.3%
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12	U.S.$	596	$646,423
Oncor Electric Delivery Co. LLC 5.95%, 9/01/13		490	534,065
Sierra Pacific Power Co. Series M 6.00%, 5/15/16		440	515,133

			1,695,621

Total Corporates - Investment Grades (cost $34,495,280)			39,440,252

EMERGING MARKETS - CORPORATE BONDS – 3.9%
Industrial – 3.5%
Basic – 1.3%
Evraz Group SA
8.25%, 11/10/15(a)		394	415,670
9.50%, 4/24/18(a)		720	798,480
Novelis, Inc./GA 8.75%, 12/15/20		1,976	2,079,740
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(a)		938	1,027,110
Vedanta Resources PLC 8.75%, 1/15/14(a)		900	909,000
Winsway Coking Coal Holding Ltd. 8.50%, 4/08/16(a)		1,250	1,137,500

			6,367,500

Capital Goods – 0.1%
Cemex SAB de CV 9.00%, 1/11/18(a)		500	412,500

Communications - Media – 0.3%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	300	392,165
Columbus International, Inc. 11.50%, 11/20/14(a)	U.S.$	1,128	1,201,320

			1,593,485

Communications - Telecommunications –0.3%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 8.375%, 4/30/13(a)		1,060	1,120,950

Consumer Cyclical - Other – 0.1%
MCE Finance Ltd. 10.25%, 5/15/18		460	508,300

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	361

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Pty Ltd. 6.971%, 6/15/15(a)(b)	EUR	425	$405,991

Consumer Non-Cyclical – 0.5%
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16(a)	U.S.$	1,000	745,000
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	282	358,508
JBS Finance II Ltd. 8.25%, 1/29/18(a)	U.S.$	1,000	930,000
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(a)		550	499,812

			2,533,320

Energy – 0.2%
Golden Close Maritime Corp., Ltd. 11.00%, 12/09/15		200	206,970
MIE Holdings Corp. 9.75%, 5/12/16(a)		540	515,700
OGX Petroleo e Gas Participacoes SA 8.50%, 6/01/18(a)		323	323,807

			1,046,477

Other Industrial – 0.3%
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		540	453,600
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	459	507,834
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)		450	625,416

			1,586,850

Technology – 0.1%
Seagate Technology HDD Holdings 6.375%, 10/01/11	U.S.$	503	503,000

Transportation - Services – 0.2%
Inversiones Alsacia SA 8.00%, 8/18/18(a)		800	751,949

			16,830,322

Financial Institutions – 0.3%
Banking – 0.3%
Banco Cruzeiro do Sul SA/Brazil 8.25%, 1/20/16(a)		500	468,997
8.875%, 9/22/20(a)		390	351,000
Renaissance Securities Trading Ltd. 11.00%, 4/21/16(a)		500	464,566

			1,284,563

362	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 0.0%
Stoneheath RE 6.868%, 10/15/11	U.S.$	250	$224,700

			1,509,263

Utility – 0.1%
Electric – 0.1%
Inkia Energy Ltd. 8.375%, 4/04/21(a)		330	334,950

Total Emerging Markets - Corporate Bonds (cost $18,960,678)			18,674,535

GOVERNMENTS - TREASURIES – 3.7%
Canada – 0.6%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	571,404
2.75%, 9/01/16		2,400	2,578,903

			3,150,307

Greece – 0.4%
Hellenic Republic Government Bond Series 30YR 4.60%, 9/20/40	EUR	3,300	1,958,694

Mexico – 0.3%
Mexican Bonos Series MI10 9.50%, 12/18/14	MXN	13,600	1,263,582

South Africa – 0.3%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	9,350	1,377,465

United Kingdom – 0.6%
United Kingdom Gilt 2.00%, 1/22/16	GBP	1,725	2,871,206

United States – 1.5%
U.S. Treasury Notes 0.75%, 3/31/13(h)	U.S.$	1,350	1,362,083
1.50%, 7/31/16(h)		5,650	5,807,126

			7,169,209

Total Governments - Treasuries (cost $17,945,054)			17,790,463

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	363

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.1%
Non-Agency Fixed Rate CMBS – 3.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	U.S.$	1,007	$1,085,456
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.399%, 7/15/44		1,170	972,484
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	894,359
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.011%, 6/15/38		2,375	2,591,025
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,996,830
Series 2007-LD11, Class A4 6.005%, 6/15/49		2,000	2,114,332
Series 2007-LD12, Class AM 6.257%, 2/15/51		285	239,332
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38		1,875	1,964,295
Morgan Stanley Capital I Series 2005-HQ6, Class AJ 5.073%, 8/13/42		1,125	963,815
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.418%, 6/15/44(a)		390	361,446
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(a)		1,300	1,320,268

			14,503,642

Non-Agency Floating Rate CMBS – 0.1%
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.61%, 9/15/21(a)(b)		510	407,721

Total Commercial Mortgage-Backed Securities (cost $13,908,520)			14,911,363

364	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 2.1%
Industrial – 1.9%
Capital Goods – 0.5%
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 12/22/17(b)	U.S.$	1,294	$1,262,780
Hawker Beechcraft Acquisition Company LLC 10.50%, 3/26/14(b)		1,192	1,063,993

			2,326,773

Consumer Cyclical - Entertainment – 0.4%
ClubCorp Club Operations, Inc. 6.00%, 11/30/16(b)		547	519,887
Las Vegas Sands, LLC 2.72%, 11/23/16(b)		1,580	1,463,523

			1,983,410

Consumer Cyclical - Other – 0.2%
Great Atlantic & Pacific Tea Company, Inc., The 8.75%, 6/14/12(b)		50	49,812
Harrah’s Las Vegas Propco, LLC 3.20%, 2/13/13(b)		1,500	1,176,570

			1,226,382

Consumer Non-Cyclical – 0.3%
Immucor, Inc. 7.25%, 8/19/18(b)		1,300	1,253,694

Other Industrial – 0.2%
Metaldyne, LLC 5.25%, 5/18/17(b)		998	945,959

Services – 0.2%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(b)		224	210,107
Realogy Corporation 3.271%, 10/10/13(i)		800	706,000

			916,107

Technology – 0.1%
Smart Modular Technologies 5.25%, 8/25/17(i)		700	630,000

			9,282,325

Financial Institutions – 0.2%
Finance – 0.2%
iStar Financial, Inc. 7.00%, 6/30/14(b)		1,100	1,061,038

Total Bank Loans (cost $10,717,150)			10,343,363

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	365

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 2.1%
United States – 2.1%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 2007A 5.375%, 11/15/40	U.S.$	240	$203,755
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47		605	423,155
California GO 7.60%, 11/01/40		325	393,767
7.95%, 3/01/36		700	776,258
California Mun Fin Auth Rev 8.00%, 4/01/41		375	395,381
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38(a)		325	328,725
Capital Trust Agency FL (Million Air One) 7.75%, 1/01/41		100	100,509
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45		335	304,475
District of Columbia Series 2011A 6.50%, 10/01/41		600	624,672
Illinois Finance Auth (Illinois Institute Of Technology) Series 06A 5.00%, 4/01/31		275	204,790
Illinois Finance Auth Series 2010A 8.125%, 2/15/40		575	570,854
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40		450	402,876
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) 6.50%, 3/01/45		335	342,564
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41		580	572,628
Los Angeles CA Regl Arpts Impt Corp. (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24		395	400,115
Louisiana Pub Fac Auth (Ochsner Clinic Fndtn) Series 2007A 5.375%, 5/15/43		560	511,308

366	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	U.S.$	665	$674,902
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41		800	793,376
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46		605	615,231
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39		550	566,225
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40		425	441,345
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		445	266,902
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37		330	338,564

Total Local Governments - Municipal Bonds (cost $9,522,020)			10,252,377

EMERGING MARKETS - SOVEREIGNS – 1.1%
Argentina – 0.4%
Argentina Bonos 7.00%, 10/03/15		2,100	1,965,075

Ukraine – 0.2%
Ukraine Government International Bond 6.75%, 11/14/17(a)		930	930,000

Venezuela – 0.5%
Republic of Venezuela 7.00%, 3/31/38(a)		4,675	2,618,000

Total Emerging Markets - Sovereigns (cost $4,643,431)			5,513,075

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Kazakhstan – 0.5%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(a)		875	916,475
KazMunayGas National Co. 8.375%, 7/02/13(a)		400	430,500
9.125%, 7/02/18(a)		950	1,144,750

			2,491,725

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	367

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.2%
Russian Capital SA for OJSC Russian Agricutural Bank 6.299%, 5/15/17(a)	U.S.$	955	$1,007,525

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		750	907,500

Venezuela – 0.1%
Petroleos de Venezuela SA 5.25%, 4/12/17		800	482,000

Total Quasi-Sovereigns (cost $4,033,101)			4,888,750

		Shares
PREFERRED STOCKS – 0.9%
Financial Institutions – 0.9%
Banking – 0.1%
Zions Bancorporation 9.50%		27,300	693,420

Finance – 0.6%
Ally Financial, Inc. 7.00%(a)		1,687	1,283,649
Ally Financial, Inc. 8.50%		21,000	433,020
Citigroup Capital XII 8.50%		39,000	998,158
Citigroup Capital XIII 7.875%(g)		5,000	130,200

			2,845,027

REITS – 0.2%
Sovereign Real Estate Investment Trust 12.00%(a)		624	761,804

			4,300,251

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	81,451

Total Preferred Stocks (cost $4,352,892)			4,381,702

368	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates
Series 2005-7, Class AF5W
5.054%, 10/25/35	U.S.$	737	$439,053
Series 2006-15, Class A6
5.826%, 10/25/46		1,455	985,467
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,504	1,046,989

			2,471,509

Home Equity Loans - Floating Rate – 0.4%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, 2/25/37(b)		1,750	850,089
GSAA Home Equity Trust Series 2006-6, Class AF5 5.496%, 3/25/36(b)		1,539	828,963

			1,679,052

Total Asset-Backed Securities (cost $4,674,879)			4,150,561

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Floating Rate – 0.7%
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.438%, 6/25/37(b)		740	486,397
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1 0.432%, 7/19/47(b)		1,090	700,660
Lehman XS Trust Series 2007-4N, Class 3A2A 1.002%, 3/25/47(b)		334	197,229
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.752%, 8/25/47(b)		1,452	829,757
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 1.012%, 4/25/47(b)		1,962	985,138

Total Collateralized Mortgage Obligations (cost $3,443,304)			3,199,181

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	369

High-Yield Portfolio—Portfolio of Investments

		Shares	U.S. $ Value

COMMON STOCKS – 0.3%
Fairpoint Communications, Inc.(j)		7,175	$45,992
Greektown Superholdings, Inc.(f)(j)		397	26,599
Keystone Automotive Operations, Inc.(e)		61,065	772,604
Neenah Enterprises, Inc.(f)(j)		58,199	378,293
Rock-Tenn Co.		531	28,499
Voyager Learning Exchange		982,000	1

Total Common Stocks (cost $2,940,099)			1,251,988

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21 (cost $1,119,727)	U.S.$	1,130	1,155,561

		Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options Purchased - Puts – 0.0%
CNY/USD Expiration: Aug 2012, Exercise Price: $ 7.00(j)(k)		2,350,000	46,498
EUR/USD Expiration: Nov 2011, Exercise Price: $ 1.25(j)(k)		136,000	24,010

Total Options Purchased - Puts (cost $186,288)			70,508

OPTION PURCHASED - CALL – 0.0%
Swaptions – 0.0%
CALL – CDX-NAHYS16V1-5 Year Index Expiration: Sep 2011, Exercise Price: $ 99.00(j)(k) (cost $234,050)		155,000	42,334

		Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(f)(j) (cost $0)		12,231	– 0	–

370	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(l) (cost $5,661,791)	5,661,791	$5,661,791

Total Investments – 99.3% (cost $469,693,886)		479,041,126
Other assets less liabilities – 0.7%		3,381,528

Net Assets – 100.0%		$482,422,654

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Euro settling 9/15/11	685	$970,982	$983,359	$12,377
Euro settling 9/15/11	550	785,867	789,946	4,079
Euro settling 9/15/11	425	613,142	610,653	(2,489)
Euro settling 9/15/11	305	441,139	437,579	(3,560)
Great British Pound settling 10/07/11	335	545,794	544,083	(1,711)

Sale Contracts
State Street Bank and Trust Co.:
Australian Dollar settling 10/26/11	863	892,899	916,522	(23,623)
Canadian Dollar settling 9/23/11	2,515	2,610,479	2,567,073	43,406
Canadian Dollar settling 9/23/11	775	818,503	790,976	27,527
Euro settling 9/15/11	375	540,470	539,195	1,275
Euro settling 9/15/11	18,091	25,287,753	25,983,832	(696,079)
Great British Pound settling 10/07/11	5,589	9,141,038	9,069,264	71,774

				$(567,024)

CREDIT DEFAULT SWAPTION (see Note C)

Description	Counterparty	Buy/Sell Protection	Strike Price	Expiration Date	Notional Amount (000)	Premiums	Market Value
CALL – CDX-NAIGS16V1-5 Year Index	Morgan Stanley Capital Services, Inc.	Sell	100	09/21/2011	$62,000	$220,100	$(23,659)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	371

High-Yield Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	$35,520	8/15/18	3 Month LIBOR	1.883%	$194,499
Morgan Stanley	48,000	8/15/16	3 Month LIBOR	1.267%	(92,687)

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America: CDX-EMS15V1-5Years, 6/20/16*	(5.00)%	2.60%	$4,800	$(545,615)	$(467,206)	$(78,409)
Barclays Bank PLC: Bolivarian Republic of Venezuela, 9.25% 9/15/27, 6/20/16*	(5.00)	10.72	2,800	484,280	535,382	(51,102)
Barclays Capital Inc.: The McClatchy Co., 5.75% 9/1/17, 12/20/13*	(5.00)	11.28	180	19,443	6,130	13,313
Liz Claiborne, Inc., 5% 7/8/13, 12/20/13*	(5.00)	7.78	180	8,180	3,270	4,910
Goldman Sachs Bank: Hellenic Republic 5.90%, 10/22/22, 6/20/15*	– 0	–	31.13	4,250	409,234	– 0	–	409,234
Goldman Sachs: Health Management Associates, Inc., 6.125% 4/15/16, 9/20/16*	(5.00)	4.20	800	(35,148)	(79,353)	44,205
JPMorgan Chase Bank: MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)	10.36	370	34,132	35,360	(1,228)
Morgan Stanley Capital Services Inc.: XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	.57	1,260	(44,123)	23,256	(67,379)
CDX-NAIG16-5Years, 6/20/16*	(1.00)	1.15	41,200	189,323	(37,590)	226,913
CDX-EMS15V1-5Years, 6/20/16*	(5.00)	2.60	5,000	(568,349)	(508,334)	(60,015)

Sale Contracts
Bank of America: Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	11.72	860	(164,592)	(52,349)	(112,243)

372	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate		Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC: Univision Communications Inc. 8.5%, 5/15/21, 6/20/16*	5.00%		8.51%	$550	$(61,264)	$(16,287)	$(44,977)
Barclays Capital Inc.: Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00		9.33	1,850	(250,296)	(48,685)	(201,611)
Community Health Systems, 8.875% 7/15/15, 6/20/16*	5.00		7.91	800	(74,000)	(24,065)	(49,935)
Amkor Technology, Inc. 9.25%, 6/01/16, 6/20/16*	5.00		6.18	800	(27,257)	28,540	(55,797)
Alcatel-Lucent USA Inc. 6.5%, 1/15/28, 6/20/16*	5.00		6.51	1,100	(50,553)	57,671	(108,224)
Rite Aid Corporation 7.7%, 2/15/27, 3/20/12*	5.00		6.09	1,000	4,326	8,733	(4,407)
CDX NAIG-15 5 Year Index, 12/20/15*	1.00		5.85	500	(83,854)	(63,716)	(20,138)
NXP BV/NXP Funding LLC, 8.625% 10/15/15, 3/20/16*	5.00		8.68	550	(61,561)	29,510	(91,071)
Credit Suisse International: Wind Acquisition Finance S.A., 5% 12/31/45, 6/20/16*	5.00		7.48	1,320	(104,183)	57,308	(161,491)
Ford Motor Company 6.5%, 8/01/18, 6/20/16*	5.00		3.55	1,100	77,756	97,348	(19,592)
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00		5.16	800	6,095	16,491	(10,396)
CDX NAHY-15 5 Year, 12/20/15*	5.00		11.17	2,500	(424,653)	(234,882)	(189,771)
MGM Resorts International, 5.875%, 2/27/14, 3/20/16*	5.00		8.11	1,700	(161,706)	(49,555)	(112,151)
CDX NAHY-15 5 Year, 12/20/15*	5.00		11.17	2,800	(475,611)	(261,021)	(214,590)
Goldman Sachs: CDX-NAHYS16V1-5Year, 6/20/16*CDX-NAHYS16V1-5Y	5.00		6.33	10,700	(426,514)	152,666	(579,180)
CDX NAHY-15 3 Yr Index, 12/20/13*	5.00		25.51	5,400	(1,862,250)	(1,110,270)	(751,980)
Tenet Healthcare Corp., 6.875% 11/15/31, 9/20/16*	5.00		7.02	1,050	(69,448)	(30,365)	(39,083)
CDX NAHY-11 5 Yr Index, 12/20/13*	– 0	–	43.00	1,888	1,302,231	954,939	347,292
CDX NAIG-15 5 Yr Index: 12/20/15*	1.00		5.85	900	(150,937)	(116,189)	(34,748)
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00		6.37	1,070	(41,658)	(41,120)	(538)
Morgan Stanley Capital Services Inc.: CDX-NAHYS16V1-5Years, 6/20/2016*	5.00		6.33	7,700	(306,931)	4,595	(311,526)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	373

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00%	8.53%	$550	$(25,465)	$10,204	$(35,669)
CDX-NAHYS16V1-5Years, 6/20/16*	5.00	6.33	3,000	(119,583)	(11,067)	(108,516)
AK Steel Holding Corp., 7.625% 5/15/20, 3/20/16*	5.00	7.46	550	(41,162)	8,077	(49,239)
*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $153,599,322 or 31.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(c)	Pay-In-Kind Payments (PIK).

(d)	Defaulted.

(e)	Illiquid security.

(f)	Fair valued.

(g)	Variable rate coupon, rate shown as of August 31, 2011.

(h)	Position, or a portion thereof, has been segregated to collateralize interest rate and credit default swaps. The aggregate market value of these securities amounted to $5,520,602.

(i)	This position or a portion of this position represents an unsettled loan purchase. At August 31, 2011, the market value and unrealized loss of these unsettled loan purchases amounted to $1,336,000 and $24,000, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(j)	Non-income producing security.

(k)	One contract relates to 100 shares.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
MXN	– Mexican Peso
ZAR	– South African Rand

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CDA	– Community Development Authority
CMBS	– Commercial Mortgage-Backed Securities
GO	– General Obligation
MBIA	– MBIA Insurance Corporation
OJSC	– Open Joint Stock Company

See notes to financial statements.

374	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Financials – 25.4%
Capital Markets – 0.7%
MF Global Holdings Ltd.(a)	659,400	$3,620,106

Commercial Banks – 7.0%
Associated Banc-Corp	331,875	3,650,625
CapitalSource, Inc.	1,036,500	6,581,775
Comerica, Inc.	226,700	5,801,253
Hancock Holding Co.	95,069	2,969,005
Huntington Bancshares, Inc.	768,200	3,864,046
Popular, Inc.(a)	1,941,966	4,039,289
Susquehanna Bancshares, Inc.	683,900	4,588,969
Webster Financial Corp.	171,700	3,107,770

		34,602,732

Insurance – 7.2%
Amtrust Financial Services, Inc.	194,800	4,712,212
Aspen Insurance Holdings Ltd.	217,200	5,214,972
Endurance Specialty Holdings Ltd.	166,400	6,017,024
PartnerRe Ltd.	54,300	3,094,557
Platinum Underwriters Holdings Ltd.	192,600	6,066,900
Reinsurance Group of America, Inc. – Class A	112,900	6,025,473
Unum Group	202,500	4,766,850

		35,897,988

Real Estate Investment Trusts (REITs) – 8.2%
BioMed Realty Trust, Inc.	378,300	6,919,107
BRE Properties, Inc.	87,875	4,416,598
Camden Property Trust	97,700	6,528,314
DiamondRock Hospitality Co.	522,500	4,044,150
Entertainment Properties Trust	150,000	6,319,500
Glimcher Realty Trust	606,300	5,159,613
Home Properties, Inc.	65,900	4,406,733
Mid-America Apartment Communities, Inc.	41,500	2,966,420

		40,760,435

Real Estate Management & Development – 0.1%
Forest City Enterprises, Inc.(a)	34,900	463,821

Thrifts & Mortgage Finance – 2.2%
First Niagara Financial Group, Inc.	402,718	4,333,246
People’s United Financial, Inc.	281,200	3,304,100
Washington Federal, Inc.	223,550	3,359,956

		10,997,302

		126,342,384

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	375

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 18.7%
Auto Components – 4.1%
Cooper Tire & Rubber Co.	399,000	$4,839,870
Dana Holding Corp.(a)	218,000	2,779,500
Lear Corp.	145,300	6,942,434
TRW Automotive Holdings Corp.(a)	137,000	5,711,530

		20,273,334

Hotels, Restaurants & Leisure – 0.8%
Royal Caribbean Cruises Ltd.	157,300	4,083,508

Household Durables – 3.5%
American Greetings Corp.	324,475	6,885,359
Newell Rubbermaid, Inc.	317,800	4,398,352
NVR, Inc.(a)	9,590	6,104,035

		17,387,746

Media – 0.8%
Gannett Co., Inc.	344,200	3,975,510

Multiline Retail – 2.2%
Big Lots, Inc.(a)	191,100	6,478,290
Saks, Inc.(a)	455,200	4,406,336

		10,884,626

Specialty Retail – 5.8%
ANN, Inc.(a)	257,425	6,067,507
Childrens Place Retail Stores, Inc. (The)(a)	104,900	4,502,308
Foot Locker, Inc.	217,300	4,535,051
GameStop Corp. – Class A(a)	272,000	6,508,960
Office Depot, Inc.(a)	971,850	2,526,810
Signet Jewelers Ltd.(a)	125,824	4,899,587

		29,040,223

Textiles, Apparel & Luxury Goods – 1.5%
Jones Group, Inc. (The)	621,000	7,296,750

		92,941,697

Information Technology – 14.6%
Communications Equipment – 0.7%
Arris Group, Inc.(a)	312,100	3,408,132

Computers & Peripherals – 0.6%
NCR Corp.(a)	192,200	3,311,606

Electronic Equipment, Instruments & Components – 8.0%
Anixter International, Inc.	50,500	2,980,005
Arrow Electronics, Inc.(a)	179,000	5,584,800
AU Optronics Corp. (Sponsored ADR)	1,138,124	5,349,183
Avnet, Inc.(a)	221,500	5,812,160

376	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Celestica, Inc.(a)	516,600	$4,334,274
Flextronics International Ltd.(a)	991,900	5,703,425
Insight Enterprises, Inc.(a)	349,500	6,577,590
TTM Technologies, Inc.(a)	326,948	3,652,009

		39,993,446

IT Services – 1.8%
Amdocs Ltd.(a)	102,500	2,815,675
Convergys Corp.(a)	576,600	6,140,790

		8,956,465

Semiconductors & Semiconductor Equipment –2.6%
Amkor Technology, Inc.(a)	846,700	3,683,145
Entegris, Inc.(a)	599,050	4,504,856
Lam Research Corp.(a)	123,600	4,592,976

		12,780,977

Software – 0.9%
Take-Two Interactive Software, Inc.(a)	332,700	4,398,294

		72,848,920

Utilities – 10.3%
Electric Utilities – 5.3%
NV Energy, Inc.	489,800	7,307,816
PNM Resources, Inc.	415,900	6,221,864
Portland General Electric Co.	264,225	6,373,107
Unisource Energy Corp.	171,700	6,500,562

		26,403,349

Gas Utilities – 2.6%
Atmos Energy Corp.	174,800	5,862,792
UGI Corp.	234,200	6,969,792

		12,832,584

Multi-Utilities – 2.4%
CMS Energy Corp.	328,000	6,461,600
NiSource, Inc.	248,000	5,297,280

		11,758,880

		50,994,813

Industrials – 7.7%
Airlines – 0.7%
Alaska Air Group, Inc.(a)	58,300	3,365,659

Commercial Services & Supplies – 0.7%
Avery Dennison Corp.	121,200	3,528,132

Construction & Engineering – 0.5%
Tutor Perini Corp.	198,900	2,792,556

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	377

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 2.7%
EnerSys(a)	200,300	$4,500,741
General Cable Corp.(a)	152,400	4,594,860
Thomas & Betts Corp.(a)	96,250	4,204,200

		13,299,801

Machinery – 0.9%
Timken Co.	113,500	4,466,225

Trading Companies & Distributors – 2.2%
Aircastle Ltd.	544,400	6,407,588
WESCO International, Inc.(a)	105,600	4,550,304

		10,957,892

		38,410,265

Energy – 6.2%
Energy Equipment & Services – 1.3%
Bristow Group, Inc.	143,300	6,302,334

Oil, Gas & Consumable Fuels – 4.9%
Forest Oil Corp.(a)	211,700	4,121,799
Stone Energy Corp.(a)	168,600	4,452,726
Swift Energy Co.(a)	170,900	5,272,265
Teekay Corp.	118,900	3,230,513
Tesoro Corp.(a)	310,700	7,475,442

		24,552,745

		30,855,079

Consumer Staples – 5.7%
Beverages – 1.5%
Constellation Brands, Inc. – Class A(a)	374,994	7,413,631

Food Products – 4.2%
Bunge Ltd.	71,800	4,646,178
Dole Food Co., Inc.(a)	413,800	4,663,526
Smithfield Foods, Inc.(a)	231,400	5,072,288
Tyson Foods, Inc. – Class A	375,900	6,566,973

		20,948,965

		28,362,596

Materials – 5.7%
Chemicals – 3.1%
Ferro Corp.(a)	422,200	3,533,814
Huntsman Corp.	276,200	3,620,982
OM Group, Inc.(a)	93,869	2,969,077
PolyOne Corp.	422,700	5,338,701

		15,462,574

Metals & Mining – 2.6%
Commercial Metals Co.	344,400	4,046,700
Reliance Steel & Aluminum Co.	142,600	5,909,344

378	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Steel Dynamics, Inc.	219,200	$2,790,416

		12,746,460

		28,209,034

Health Care – 3.8%
Health Care Providers & Services – 2.9%
Health Net, Inc.(a)	260,500	6,431,745
LifePoint Hospitals, Inc.(a)	138,478	5,082,143
Molina Healthcare, Inc.(a)	133,537	2,567,916

		14,081,804

Pharmaceuticals – 0.9%
Par Pharmaceutical Cos., Inc.(a)	154,400	4,590,312

		18,672,116

Total Common Stocks (cost $480,372,120)		487,636,904

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $7,130,095)	7,130,095	7,130,095

Total Investments – 99.5% (cost $487,502,215)		494,766,999
Other assets less liabilities – 0.5%		2,281,952

Net Assets – 100.0%		$497,048,951

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	379

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Industrials – 23.8%
Aerospace & Defense – 1.6%
Hexcel Corp.(a)	357,775	$8,218,092

Air Freight & Logistics – 2.0%
Atlas Air Worldwide Holdings, Inc.(a)	93,284	4,578,379
Expeditors International of Washington, Inc.	120,170	5,467,735

		10,046,114

Building Products – 1.1%
Simpson Manufacturing Co., Inc.	184,750	5,252,443

Electrical Equipment – 1.6%
AMETEK, Inc.	208,500	8,148,180

Machinery – 9.9%
Actuant Corp. – Class A	245,540	4,930,443
Gardner Denver, Inc.	103,900	8,186,281
IDEX Corp.	192,315	7,150,272
Joy Global, Inc.	107,895	9,003,838
Lincoln Electric Holdings, Inc.	216,580	7,370,217
Middleby Corp.(a)	81,260	6,546,712
Robbins & Myers, Inc.	20,851	1,001,890
Valmont Industries, Inc.	64,000	5,921,920

		50,111,573

Marine – 1.5%
Kirby Corp.(a)	137,108	7,546,424

Professional Services – 1.8%
CoStar Group, Inc.(a)	20,100	1,028,718
Robert Half International, Inc.	339,790	8,127,777

		9,156,495

Road & Rail – 1.9%
Genesee & Wyoming, Inc. – Class A(a)	117,110	6,082,693
Knight Transportation, Inc.	229,660	3,479,349

		9,562,042

Trading Companies & Distributors – 2.4%
MSC Industrial Direct Co. – Class A	118,420	7,302,962
United Rentals, Inc.(a)	297,230	4,957,796

		12,260,758

		120,302,121

Information Technology – 19.0%
Communications Equipment – 2.0%
ADTRAN, Inc.	210,564	6,540,118
Polycom, Inc.(a)	154,560	3,678,528

		10,218,646

380	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 0.6%
OpenTable, Inc.(a)	51,360	$3,132,446

IT Services – 1.7%
Alliance Data Systems Corp.(a)	66,380	6,200,556
VeriFone Systems, Inc.(a)	62,794	2,211,605

		8,412,161

Semiconductors & Semiconductor Equipment – 5.3%
Fairchild Semiconductor International, Inc.(a)	417,149	5,531,396
Hittite Microwave Corp.(a)	72,390	3,932,225
International Rectifier Corp.(a)	185,150	4,219,568
Netlogic Microsystems, Inc.(a)	162,638	4,882,393
ON Semiconductor Corp.(a)	395,100	2,872,377
Teradyne, Inc.(a)	440,560	5,330,776

		26,768,735

Software – 9.4%
Aspen Technology, Inc.(a)	394,183	6,618,333
Cadence Design Systems, Inc.(a)	873,810	8,074,004
Fortinet, Inc.(a)	209,820	4,013,857
Informatica Corp.(a)	116,050	4,848,569
MICROS Systems, Inc.(a)	127,790	6,090,471
Red Hat, Inc.(a)	130,230	5,149,294
SolarWinds, Inc.(a)	248,000	6,142,960
TIBCO Software, Inc.(a)	280,890	6,286,318

		47,223,806

		95,755,794

Consumer Discretionary – 18.6%
Distributors – 1.2%
LKQ Corp.(a)	237,110	6,070,016

Hotels, Restaurants & Leisure – 4.9%
Chipotle Mexican Grill, Inc. – Class A(a)	16,760	5,252,081
Orient-Express Hotels Ltd. – Class A(a)	687,930	5,393,371
Panera Bread Co. – Class A(a)	61,630	7,096,695
Wyndham Worldwide Corp.	218,830	7,107,598

		24,849,745

Household Durables – 1.1%
Tempur-Pedic International, Inc.(a)	97,345	5,669,373

Internet & Catalog Retail – 1.7%
Shutterfly, Inc.(a)	160,917	8,634,806

Media – 1.8%
National CineMedia, Inc.	438,140	6,208,444
Pandora Media, Inc.(a)	218,267	2,881,124

		9,089,568

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	381

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 1.5%
Dollar Tree, Inc.(a)	106,290	$7,591,232

Specialty Retail – 6.2%
CarMax, Inc.(a)	280,630	7,888,509
Dick’s Sporting Goods, Inc.(a)	223,050	7,835,747
Tractor Supply Co.	129,700	7,959,689
Ulta Salon Cosmetics & Fragrance, Inc.(a)	124,400	7,349,552

		31,033,497

Textiles, Apparel & Luxury Goods – 0.2%
Deckers Outdoor Corp.(a)	12,700	1,129,792

		94,068,029

Health Care – 17.7%
Biotechnology – 4.4%
Alexion Pharmaceuticals, Inc.(a)	101,150	5,861,137
Amarin Corp. PLC (ADR)(a)	469,020	5,398,420
AVEO Pharmaceuticals, Inc.(a)	151,083	2,565,389
InterMune, Inc.(a)	104,850	2,820,465
Ironwood Pharmaceuticals, Inc.(a)	151,770	1,933,550
Pharmasset, Inc.(a)	29,083	3,819,180

		22,398,141

Health Care Equipment & Supplies – 3.7%
MAKO Surgical Corp.(a)	36,210	1,299,939
NxStage Medical, Inc.(a)	307,650	5,657,684
Sirona Dental Systems, Inc.(a)	122,164	5,700,172
Volcano Corp.(a)	198,560	5,946,872

		18,604,667

Health Care Providers & Services – 7.1%
Catalyst Health Solutions, Inc.(a)	121,300	6,516,236
Centene Corp.(a)	213,570	6,810,747
Healthspring, Inc.(a)	173,480	6,772,659
HMS Holdings Corp.(a)	333,855	8,757,017
Mednax, Inc.(a)	29,823	1,947,740
Vanguard Health Systems, Inc.(a)	398,282	5,153,769

		35,958,168

Health Care Technology – 1.8%
SXC Health Solutions Corp.(a)	162,069	8,863,553

Pharmaceuticals – 0.7%
Impax Laboratories, Inc.(a)	180,776	3,555,864

		89,380,393

Energy – 8.8%
Energy Equipment & Services – 4.6%
FMC Technologies, Inc.(a)	145,680	6,476,933
Nabors Industries, Ltd.(a)	275,000	5,071,000

382	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oceaneering International, Inc.	142,960	$6,102,962
Oil States International, Inc.(a)	89,670	5,925,394

		23,576,289

Oil, Gas & Consumable Fuels – 4.2%
Cabot Oil & Gas Corp.	67,600	5,128,136
Concho Resources, Inc./Midland TX(a)	69,890	6,076,935
Range Resources Corp.	67,090	4,344,748
SM Energy Co.	72,133	5,518,175

		21,067,994

		44,644,283

Financials – 6.3%
Capital Markets – 3.5%
Affiliated Managers Group, Inc.(a)	57,600	5,020,416
Greenhill & Co., Inc.	66,690	2,369,496
Lazard Ltd. – Class A	189,740	5,534,716
Stifel Financial Corp.(a)	163,131	4,906,980

		17,831,608

Commercial Banks – 2.1%
Iberiabank Corp.	105,822	5,094,271
Signature Bank/New York NY(a)	100,200	5,572,122

		10,666,393

Real Estate Management & Development – 0.7%
Jones Lang LaSalle, Inc.	50,380	3,370,926

		31,868,927

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.5%
tw telecom, Inc.(a)	383,270	7,393,278

Consumer Staples – 1.3%
Food Products – 1.3%
Green Mountain Coffee Roasters, Inc.(a)	61,508	6,442,348

Materials – 1.3%
Chemicals – 1.3%
Solutia, Inc.(a)	370,120	6,432,686

Total Common Stocks (cost $408,165,551)		496,287,859

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	383

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $6,401,876)	6,401,876	$6,401,876

Total Investments – 99.6% (cost $414,567,427)		502,689,735
Other assets less liabilities – 0.4%		2,246,097

Net Assets – 100.0%		$504,935,832

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

384	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 63.6%
Energy – 20.2%
Coal & Consumable Fuels – 0.6%
Banpu PCL	133,900	$2,846,128
Peabody Energy Corp.	54,500	2,659,600

		5,505,728

Integrated Oil & Gas – 16.1%
BG Group PLC	360,100	7,765,795
BP PLC	2,080,500	13,579,477
Cenovus Energy, Inc.	41,400	1,496,538
Chevron Corp.	182,700	18,070,857
China Petroleum & Chemical Corp. – Class H	4,982,000	4,908,484
ConocoPhillips	166,300	11,320,041
Exxon Mobil Corp.	412,300	30,526,692
Gazprom OAO (Sponsored ADR)	674,400	8,193,960
Hess Corp.	51,300	3,044,142
LUKOIL OAO (London) (Sponsored ADR)	78,800	4,704,360
Origin Energy Ltd.	165,100	2,514,291
Petroleo Brasileiro SA	25,400	366,185
Petroleo Brasileiro SA (ADR)	278,800	8,099,140
Petroleo Brasileiro SA (Sponsored ADR)	124,288	3,312,275
PTT PCL	266,700	2,927,738
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	466,700	15,606,105
Royal Dutch Shell PLC – Class B	134,300	4,519,525
Suncor Energy, Inc. (Toronto)	158,300	5,072,454
Total SA	106,400	5,196,093

		151,224,152

Oil & Gas Equipment & Services – 0.2%
Schlumberger, Ltd.	28,300	2,210,796

Oil & Gas Exploration & Production – 3.1%
Anadarko Petroleum Corp.	92,900	6,851,375
Devon Energy Corp.	94,700	6,423,501
Marathon Oil Corp.	114,500	3,082,340
Nexen, Inc. (Toronto)	147,200	3,144,516
Noble Energy, Inc.	42,200	3,728,792
Penn West Petroleum Ltd.	115,400	2,161,172
QEP Resources, Inc.	38,600	1,359,106
Tullow Oil PLC	133,700	2,329,232

		29,080,034

Oil & Gas Refining & Marketing – 0.2%
Marathon Petroleum Corp.	36,200	1,341,572

		189,362,282

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	385

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Equity:Other – 13.0%
Diversified/Specialty – 11.6%
American Assets Trust, Inc.	72,500	$1,458,700
BioMed Realty Trust, Inc.	245,578	4,491,622
British Land Co. PLC	704,373	6,151,159
Cheung Kong Holdings Ltd.	212,000	2,987,947
Crown Castle International Corp.(a)	19,000	825,170
Dexus Property Group	4,444,300	4,090,631
Digital Realty Trust, Inc.	100,600	6,010,850
Dundee Real Estate Investment Trust	140,256	4,568,739
Fonciere Des Regions	29,700	2,470,097
Forest City Enterprises, Inc.(a)	142,609	1,895,273
Hysan Development Co., Ltd.	545,366	2,206,487
Kerry Properties Ltd.	840,191	3,633,073
Land Securities Group PLC	480,958	5,745,475
Lend Lease Group	257,487	2,321,780
Mitsui Fudosan Co., Ltd.	715,000	12,097,122
Overseas Union Enterprise Ltd.	950,000	1,860,947
Rayonier, Inc.	39,600	1,660,824
Soho China Ltd.	5,284,500	4,690,974
Sumitomo Realty & Development Co., Ltd.	177,000	3,756,768
Sun Hung Kai Properties Ltd.	740,600	10,459,900
Swire Pacific Ltd.	178,000	2,379,847
Telecity Group PLC(a)	313,936	2,772,274
Unibail-Rodamco SE	52,247	11,258,983
UOL Group Ltd.	654,000	2,483,447
Weyerhaeuser Co.	123,000	2,217,690
Wharf Holdings Ltd.	424,000	2,708,909
Wheelock & Co., Ltd.	351,000	1,239,295

		108,443,983

Health Care – 1.2%
Chartwell Seniors Housing Real Estate Investment Trust	262,100	1,927,009
Health Care REIT, Inc.	92,803	4,729,241
Ventas, Inc.	90,000	4,813,200

		11,469,450

Triple Net – 0.2%
Entertainment Properties Trust	44,100	1,857,933

		121,771,366

Materials – 11.2%
Aluminum – 0.5%
Alcoa, Inc.	181,700	2,327,577
Hindalco Industries Ltd.(a)	730,300	2,420,041

		4,747,618

Diversified Chemicals – 0.2%
Dow Chemical Co. (The)	50,900	1,448,105

386	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Metals & Mining – 3.4%
BHP Billiton Ltd.	171,000	$7,275,319
BHP Billiton PLC	116,900	3,978,781
Exxaro Resources Ltd.	60,640	1,628,891
KGHM Polska Miedz SA	28,000	1,699,152
Mitsubishi Materials Corp.	54,000	159,440
Poongsan Corp.	17,400	693,862
Rio Tinto Ltd.	18,600	1,454,637
Rio Tinto PLC	165,600	10,094,717
Xstrata PLC	301,660	5,239,045

		32,223,844

Fertilizers & Agricultural Chemicals – 1.6%
Agrium, Inc. (Toronto)	38,500	3,301,573
Incitec Pivot Ltd.	970,100	3,944,441
Monsanto Co.	64,900	4,473,557
Potash Corp. of Saskatchewan, Inc.	55,700	3,229,486

		14,949,057

Gold – 2.6%
Goldcorp, Inc.	148,400	7,728,377
IAMGOLD Corp.	238,700	4,930,972
Kinross Gold Corp.	269,600	4,688,337
Koza Altin Isletmeleri AS	176,100	2,449,220
New Gold, Inc.(a)	170,000	2,308,792
Newmont Mining Corp.	28,600	1,790,932
Real Gold Mining Ltd.	686,500	597,547

		24,494,177

Paper Products – 0.2%
Mondi PLC	239,800	2,119,315

Precious Metals & Minerals – 0.2%
Northam Platinum Ltd.	315,500	1,635,256

Steel – 2.5%
ArcelorMittal (Euronext Amsterdam)	182,900	4,023,319
JFE Holdings, Inc.	184,000	4,276,633
OneSteel Ltd.	1,055,300	1,705,429
Tata Steel Ltd. (GDR)(b)	202,400	2,059,379
Vale SA	46,400	1,305,811
Vale SA (Preference Shares)	42,600	1,087,813
Vale SA (Sponsored ADR) (Local Preference Shares)	284,500	7,348,635
Vale SA (Sponsored ADR) – Class B	58,800	1,660,512

		23,467,531

		105,084,903

Retail – 6.4%
Regional Mall – 4.1%
BR Malls Participacoes SA	283,800	3,164,426
CFS Retail Property Trust	770,200	1,481,954

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	387

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Glimcher Realty Trust	445,007	$3,787,010
Multiplan Empreendimentos Imobiliarios SA	86,505	1,819,327
Simon Property Group, Inc.	156,002	18,330,235
Taubman Centers, Inc.	38,646	2,227,169
Westfield Group	852,996	7,446,726

		38,256,847

Shopping Center/Other Retail – 2.3%
Excel Trust, Inc.	200,700	2,161,539
Federal Realty Investment Trust	24,600	2,227,530
Klepierre	94,902	3,282,132
Link REIT (The)	971,812	3,388,354
RioCan Real Estate Investment Trust (New York)(b)	132,100	3,449,196
RioCan Real Estate Investment Trust (Toronto)	78,437	2,048,028
Tanger Factory Outlet Centers	82,500	2,320,725
Weingarten Realty Investors	123,733	3,015,373

		21,892,877

		60,149,724

Residential – 6.3%
Manufactured Homes – 0.2%
Equity Lifestyle Properties, Inc.	23,100	1,592,052

Multi-Family – 3.6%
BRE Properties, Inc.	63,750	3,204,075
Camden Property Trust	68,700	4,590,534
Colonial Properties Trust	182,916	3,844,894
Essex Property Trust, Inc.	36,954	5,304,747
GSW Immobilien AG(a)	71,480	2,305,191
Home Properties, Inc.	68,172	4,558,662
Mid-America Apartment Communities, Inc.	42,400	3,030,752
PDG Realty SA Empreendimentos e Participacoes	151,100	743,208
Post Properties, Inc.	34,600	1,446,280
Rossi Residencial SA	398,400	3,053,257
Stockland	464,585	1,490,659

		33,572,259

Self Storage – 2.1%
Big Yellow Group PLC	875,340	3,733,780
Extra Space Storage, Inc.	190,637	4,098,696
Public Storage	66,817	8,267,267
U-Store-It Trust	316,300	3,397,062

		19,496,805

Student Housing – 0.4%
American Campus Communities, Inc.	99,600	3,885,396

		58,546,512

388	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 3.6%
Office – 3.6%
Beni Stabili SpA	1,867,411	$1,399,879
Boston Properties, Inc.	84,835	8,847,442
Castellum AB	214,644	3,092,699
Cominar Real Estate Investment Trust	98,593	2,214,894
Douglas Emmett, Inc.	248,648	4,485,610
Duke Realty Corp.	249,800	2,965,126
Great Portland Estates PLC	476,500	2,789,763
Hongkong Land Holdings Ltd.	762,000	4,413,890
Kilroy Realty Corp.	44,009	1,572,442
SL Green Realty Corp.	29,907	2,160,482

		33,942,227

Lodging – 1.6%
Lodging – 1.6%
Ashford Hospitality Trust, Inc.	355,028	2,875,727
Great Eagle Holdings Ltd.	685,000	2,029,927
InnVest Real Estate Investment Trust	412,366	1,920,136
Intercontinental Hotels Group PLC	196,800	3,316,954
RLJ Lodging Trust(a)	148,292	1,966,352
Wyndham Worldwide Corp.	100,700	3,270,736

		15,379,832

Industrials – 0.8%
Industrial Warehouse Distribution – 0.4%
Ascendas Real Estate Investment Trust	908,000	1,598,786
Global Logistic Properties Ltd.(a)	1,136,000	1,576,523

		3,175,309

Mixed Office Industrial – 0.4%
Goodman Group	5,590,500	3,903,879

		7,079,188

Food Beverage & Tobacco – 0.5%
Agricultural Products – 0.5%
Bunge Ltd.	71,200	4,607,352

Total Common Stocks (cost $574,357,796)		595,923,386

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 33.3%
United States – 33.3%
U.S. Treasury Inflation Index 0.625%, 4/15/13 (TIPS)	$32,048	32,772,001
1.875%, 7/15/13 (TIPS)	44,479	46,827,599
2.00%, 4/15/12 (TIPS)(c)	76,538	77,667,723

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	389

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

3.00%, 7/15/12 (TIPS)	$59,806	$61,885,083
3.375%, 1/15/12 (TIPS)	91,941	93,061,918

Total Inflation - Linked Securities (cost $313,325,206)		312,214,324

	Shares
INVESTMENT COMPANIES – 1.0%
Funds and Investment Trust – 1.0%
Market Vectors Gold Miners ETF (cost $9,313,684)	151,500	9,515,715

	Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Aluminum HG Futures Expiration: Dec 2011, Exercise Price: $ 2,300.00(a)(d)	500	707,419
Copper London Metal Exchange Futures Expiration: Dec 2011, Exercise Price: $8,000.00(a)(d)	150	691,478
Gold 100 OZ Futures Expiration: Nov 2011, Exercise Price: $ 1,800.00(a)(e)	50	389,000

Total Options Purchased - Puts (cost $2,150,486)		1,787,897

	Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (Cost $4,895,524)	4,895,524	4,895,524

Total Investments – 98.6% (cost $904,042,696)		924,336,846
Other assets less liabilities – 1.4%		12,944,485

Net Assets – 100.0%		$937,281,331

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Aluminum HG Futures	34	November 2011	$2,190,948	$2,094,400	$(96,548)
Cocoa Futures	34	December 2011	1,053,422	1,058,420	4,998
Corn Futures	170	December 2011	6,024,700	6,523,750	499,050
Gasoline RBOB Futures	18	November 2011	2,061,441	2,138,649	77,208
Gold 100 OZ Futures	101	December 2011	18,405,243	18,500,170	94,927
Lean Hogs Futures	203	December 2011	6,890,681	6,731,480	(159,201)
Live Cattle Futures	174	December 2011	8,371,607	8,066,640	(304,967)
Natural Gas Futures	51	November 2011	2,069,598	2,128,230	58,632
Nickel Futures	10	November 2011	1,445,020	1,331,820	(113,200)

390	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Platinum Futures	97	October 2011	$8,860,973	$9,002,570	$141,597
Soybean Futures	37	November 2011	2,552,651	2,696,375	143,724
Sugar 11 Futures	59	March 2012	1,856,189	1,908,390	52,201

Sold Contracts
Aluminum HG Futures	34	November 2011	2,020,426	2,094,400	(73,974)
Brent Crude Oil	52	October 2011	5,655,409	5,932,160	(276,751)
Cocoa Futures	30	December 2011	928,138	953,039	(24,901)
Coffee C Futures	61	December 2011	5,520,272	6,593,719	(1,073,447)
Copper LME Futures	15	November 2011	3,332,986	3,478,219	(145,233)
Nickel Futures	6	November 2011	779,394	799,092	(19,698)
S&P 500 E Mini Index Futures	468	September 2011	27,141,814	28,494,180	(1,352,366)
Wheat Futures	363	December 2011	14,743,904	14,365,725	378,179

					$(2,189,770)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 9/15/11	9,074	$9,236,686	$9,262,782	$26,096
Japanese Yen settling 9/15/11	1,982,570	25,152,496	25,894,837	742,341
Morgan Stanley and Co., Inc.:
Euro settling 12/15/11	3,420	4,917,515	4,906,871	(10,644)
Great British Pound settling 12/15/11	5,010	8,262,993	8,123,149	(139,844)
Royal Bank of Scotland PLC:
Chinese Yuan Renminbi settling 12/15/11(1)	205,303	32,361,759	32,365,403	3,644
State Street Bank and Trust Co.:
Australian Dollar settling 12/15/11	15,832	16,303,794	16,714,595	410,801
Japanese Yen settling 9/15/11	619,299	7,690,671	8,088,817	398,146
Japanese Yen settling 12/15/11	991,065	12,656,471	12,956,830	300,359
Norwegian Krone settling 12/15/11	17,593	3,183,919	3,260,016	76,097
Singapore Dollar settling 12/15/11	9,106	7,473,920	7,569,796	95,876
Swedish Krona settling 12/15/11	11,509	1,768,700	1,805,028	36,328
Swiss Franc settling 12/15/11	4,722	6,181,680	5,878,284	(303,396)

Sale Contracts
Bank of America NA:
Canadian Dollar settling 9/15/11	32,065	32,866,954	32,732,101	134,853
Credit Suisse London Branch (GFX):
Great British Pound settling 12/15/11	4,629	7,649,515	7,505,401	144,114
HSBC BANKUSA:
Japanese Yen settling 9/15/11	2,601,869	32,456,826	33,983,654	(1,526,828)
Morgan Stanley and Co., Inc.:
Australian Dollar settling 12/15/11	7,982	8,336,521	8,426,977	(90,456)
Australian Dollar settling 12/15/11	15,832	16,535,178	16,714,595	(179,417)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	391

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
State Street Bank and Trust Co.:
Australian Dollar settling 12/15/11	3,006	$3,155,999	$3,173,577	$(17,578)
Canadian Dollar settling 12/15/11	2,594	2,650,455	2,642,918	7,537
Euro settling 12/15/11	17,728	25,072,356	25,435,387	(363,031)
Great British Pound settling 12/15/11	1,437	2,340,456	2,329,933	10,523

				$(244,479)

(1)	Contract represents a non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	325,430	0.21%	$109,744	9/15/11	Barclays Bank PLC	$4,156,560
Receive	Dow Jones-UBS 3 Month Forward Grains Excess Return Commodity Index	87,645	0.30%	10,168	9/15/11	Citibank NA	700,695
Receive	Dow Jones-UBS 3 Month Forward Grains Excess Return Commodity Index	8,169	0.30%	948	9/15/11	Citibank NA	65,309
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	206,022	0.20%	69,476	9/15/11	Credit Suisse International	2,631,743
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	121,929	0.20%	41,118	11/15/11	Goldman Sachs International	1,557,604
Receive	Dow Jones-UBS Commodity Index	73,021	0.13%	11,566	9/15/11	JPMorgan Chase Bank NA	440,244

392	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index	70,569	0.13%	$11,178	9/15/11	JPMorgan Chase Bank NA	$425,461
Receive	Dow Jones-UBS Commodity Index	61,569	0.13%	9,752	9/15/11	JPMorgan Chase Bank NA	371,200
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	18,590	0.20%	6,269	9/15/11	JPMorgan Chase Bank NA	237,470
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	13,321	0.20%	4,492	9/15/11	JPMorgan Chase Bank NA	170,164
Receive	Dow Jones-UBS Commodity Index	20,254	0.13%	3,208	9/15/11	JPMorgan Chase Bank NA	122,111

							$10,878,561

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $5,508,575 or 0.6% of net assets.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $5,519,958.

(d)	One contract relates to 25 shares.

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	393

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT

PORTFOLIO OF INVESTMENTS

August 31, 2011

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 18.0%
United States – 18.0%
U.S. Treasury Bonds 4.25%, 5/15/39	$1,285	$1,442,613
4.375%, 5/15/40	1,240	1,419,031
6.25%, 5/15/30	1,885	2,720,585
6.75%, 8/15/26	410	603,981
7.25%, 5/15/16	1,320	1,711,359
7.625%, 2/15/25	395	614,842
8.125%, 8/15/21	1,075	1,650,125
8.75%, 8/15/20	1,435	2,236,806
10.625%, 8/15/15	1,845	2,568,587
U.S. Treasury Notes 0.75%, 8/15/13	2,500	2,527,148
1.25%, 2/15/14	2,040	2,090,202
1.375%, 10/15/12	4,355	4,414,881
1.75%, 5/31/16	1,390	1,447,115
1.875%, 9/30/17	850	877,890
2.50%, 4/30/15-6/30/17	1,715	1,837,507
2.625%, 6/30/14	1,735	1,848,454
2.75%, 2/15/19	1,380	1,488,890
3.125%, 5/15/21	1,255	1,359,328
3.25%, 6/30/16	910	1,011,806
3.50%, 5/31/13-5/15/20	3,650	3,927,925
3.625%, 12/31/12	7,260	7,594,076
3.75%, 11/15/18	685	787,910
4.25%, 8/15/14-8/15/15	1,980	2,221,063
4.625%, 2/15/17	955	1,133,689
4.875%, 8/15/16	1,325	1,579,235

Total Governments – Treasuries (cost $50,839,029)		51,115,048

	Shares
COMMON STOCKS – 17.2%
Financials – 3.0%
Capital Markets – 0.3%
3i Group PLC	1,594	5,500
Ameriprise Financial, Inc.	550	25,135
Bank of New York Mellon Corp. (The)	2,950	60,976
BlackRock, Inc. – Class A	243	40,034
Charles Schwab Corp. (The)	2,350	28,975
Credit Suisse Group AG(a)	1,769	50,727
Daiwa Securities Group, Inc.	3,000	12,070
Deutsche Bank AG	1,197	48,412
E*Trade Financial Corp.(a)	570	7,045
Federated Investors, Inc. – Class B	200	3,542
Franklin Resources, Inc.	350	41,972

394	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Goldman Sachs Group, Inc. (The)	1,250	$145,275
Invesco Ltd.	1,050	19,215
Janus Capital Group, Inc.	400	2,920
Legg Mason, Inc.	350	9,965
Macquarie Group Ltd.	555	15,441
Man Group PLC	2,949	10,681
Morgan Stanley	3,500	61,250
Nomura Holdings, Inc.	5,500	23,169
Northern Trust Corp.	550	21,137
Ratos AB	793	11,949
SBI Holdings, Inc./Japan	32	2,882
State Street Corp.	1,200	42,624
T Rowe Price Group, Inc.	600	32,088
UBS AG(a)	5,712	82,587

		805,571

Commercial Banks – 0.8%
Alpha Bank AE(a)	811	2,615
Australia & New Zealand Banking Group Ltd.	3,468	75,566
Banco Bilbao Vizcaya Argentaria SA	5,699	51,711
Banco de Sabadell SA	1,745	6,894
Banco Espirito Santo SA	1,201	4,017
Banco Popular Espanol SA	1,511	7,872
Banco Santander SA	11,274	104,169
Bank Leumi Le-Israel BM	3,349	12,301
Bank of Cyprus PLC	1,125	1,938
Bank of Yokohama Ltd. (The)	2,000	10,052
Bankia SAU(a)	1,360	7,326
Barclays PLC	18,166	50,193
BB&T Corp.	1,650	36,779
BNP Paribas SA	1,505	77,412
BOC Hong Kong Holdings Ltd.	6,000	16,538
Chiba Bank Ltd. (The)	1,000	6,534
Comerica, Inc.	450	11,516
Commerzbank AG(a)	5,616	16,596
Commonwealth Bank of Australia	2,069	107,100
Credit Agricole SA	1,595	15,594
Danske Bank A/S(a)	1,024	15,119
DBS Group Holdings Ltd.	3,000	33,019
DnB NOR ASA	1,534	18,529
Erste Group Bank AG	297	10,786
Fifth Third Bancorp	2,150	22,833
First Horizon National Corp.	585	4,118
Fukuoka Financial Group, Inc.	2,000	8,085
Hang Seng Bank Ltd.	1,200	17,759
Hokuhoku Financial Group, Inc.	4,000	8,079
HSBC Holdings PLC	23,652	206,009

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	395

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Huntington Bancshares, Inc./OH	2,050	$10,312
Intesa Sanpaolo SpA	15,814	25,738
Joyo Bank Ltd. (The)	2,000	8,404
KBC Groep NV	253	7,126
KeyCorp	2,250	14,940
Lloyds Banking Group PLC(a)	64,105	34,967
M&T Bank Corp.	300	22,821
Mitsubishi UFJ Financial Group, Inc.	17,000	77,100
Mizuho Financial Group, Inc.	32,203	49,153
Mizuho Trust & Banking Co., Ltd.	6,000	4,908
National Australia Bank Ltd.	2,898	73,918
National Bank of Greece SA(a)	1,501	6,631
Natixis	3,611	14,404
Nordea Bank AB	4,124	37,998
Oversea-Chinese Banking Corp. Ltd.	4,000	29,097
PNC Financial Services Group, Inc.	1,250	62,675
Raiffeisen Bank International AG	10	414
Regions Financial Corp.	2,950	13,393
Resona Holdings, Inc.	3,000	13,654
Royal Bank of Scotland Group PLC(a)	27,549	10,829
Shizuoka Bank Ltd. (The)	1,000	9,856
Skandinaviska Enskilda Banken AB	1,579	9,343
Societe Generale SA	996	33,352
Standard Chartered PLC	3,137	71,265
Sumitomo Mitsui Financial Group, Inc.	1,800	53,294
Sumitomo Mitsui Trust Holdings, Inc.	5,000	16,997
SunTrust Banks, Inc.	1,250	24,875
Svenska Handelsbanken AB	768	21,041
Swedbank AB	1,361	18,711
UniCredit SpA	21,174	28,629
United Overseas Bank Ltd.	2,000	30,811
US Bancorp	4,550	105,605
Wells Fargo & Co.	12,550	327,555
Westpac Banking Corp.	4,019	89,006
Zions Bancorporation	400	6,976

		2,332,857

Consumer Finance – 0.1%
American Express Co.	2,492	123,877
Capital One Financial Corp.	1,100	50,655
Discover Financial Services	1,250	31,450
SLM Corp.	1,250	17,163

		223,145

Diversified Financial Services – 0.4%
ASX Ltd.	48	1,493
Bank of America Corp.	24,100	196,897
CaixaBank	1,173	5,975
Citigroup, Inc.	6,932	215,239

396	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

CME Group, Inc. – Class A	200	$53,424
Deutsche Boerse AG(a)	315	18,261
Exor SpA	518	12,376
Groupe Bruxelles Lambert SA	101	8,140
Hong Kong Exchanges and Clearing Ltd.	1,600	29,961
ING Groep NV(a)	6,011	52,160
IntercontinentalExchange, Inc.(a)	200	23,590
JPMorgan Chase & Co.	9,420	353,815
Leucadia National Corp.	450	13,333
Moody’s Corp.	450	13,873
NASDAQ OMX Group, Inc. (The)(a)	350	8,292
NYSE Euronext	600	16,368
ORIX Corp.	160	14,531
Pohjola Bank PLC	218	2,483
Resolution Ltd.	2,280	9,859

		1,050,070

Insurance – 0.5%
ACE Ltd.	795	51,341
Aegon NV(a)	4,035	18,169
Aflac, Inc.	1,100	41,492
Ageas	3,473	6,980
AIA Group Ltd.	12,287	43,486
Allianz SE	606	62,339
Allstate Corp. (The)	1,200	31,476
American International Group, Inc.(a)	1,014	25,685
AMP Ltd.	4,421	21,520
AON Corp.	800	37,384
Assicurazioni Generali SpA	1,833	33,104
Assurant, Inc.	200	7,034
Aviva PLC	4,426	24,390
Berkshire Hathaway, Inc.(a)	4,100	299,300
Chubb Corp.	700	43,323
Cincinnati Financial Corp.	350	9,772
Dai-ichi Life Insurance Co., Ltd. (The)	14	16,315
Genworth Financial, Inc. – Class A(a)	1,150	7,947
Gjensidige Forsikring ASA	49	581
Hartford Financial Services Group, Inc.	1,050	20,097
Insurance Australia Group Ltd.	3,640	11,856
Legal & General Group PLC	9,208	15,674
Lincoln National Corp.	700	14,525
Loews Corp.	750	28,215
Mapfre SA	289	989
Marsh & McLennan Cos., Inc.	1,300	38,636
MetLife, Inc.	2,507	84,235
MS&AD Insurance Group Holdings	900	21,090
Muenchener Rueckversicherungs AG	262	34,179
NKSJ Holdings, Inc.	2,000	11,820

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	397

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Old Mutual PLC	8,563	$16,626
Principal Financial Group, Inc.	750	19,020
Progressive Corp. (The)	1,550	29,729
Prudential Financial, Inc.	1,150	57,742
Prudential PLC	3,995	40,243
QBE Insurance Group Ltd.	1,651	24,996
RSA Insurance Group PLC	5,490	10,219
Sampo Oyj – Class A	561	16,108
Sony Financial Holdings, Inc.	507	8,009
Standard Life PLC	3,583	11,741
Suncorp Group Ltd.	2,011	17,643
Swiss Re AG(a)	553	29,007
T&D Holdings, Inc.	450	9,294
Tokio Marine Holdings, Inc.	1,100	30,026
Torchmark Corp.	250	9,553
Travelers Cos., Inc. (The)	1,000	50,460
Unum Group	700	16,478
Vienna Insurance Group AG Wiener Versicherung Gruppe	46	2,140
XL Group PLC	700	14,567
Zurich Financial Services AG(a)	229	51,592

		1,528,147

Real Estate Investment Trusts (REITs) – 0.4%
Ascendas Real Estate Investment Trust	27,000	47,541
British Land Co. PLC	10,811	94,410
CapitaMall Trust	30,600	47,555
CFS Retail Property Trust	30,851	59,361
Gecina SA	383	42,794
Hammerson PLC	7,610	50,337
Klepierre	1,393	48,176
Land Securities Group PLC	9,618	114,896
Mirvac Group	49,679	64,254
Nippon Building Fund, Inc.	8	86,017
Plum Creek Timber Co., Inc.	350	13,289
Stockland	30,548	98,016
Unibail-Rodamco SE	1,154	248,681
Westfield Group	28,373	247,699

		1,263,026

Real Estate Management & Development – 0.5%
Aeon Mall Co., Ltd.	820	18,618
CapitaLand Ltd.	34,500	75,080
CapitaMalls Asia Ltd.	16,680	18,828
China Overseas Land & Investment Ltd.	44,050	94,234
Daito Trust Construction Co., Ltd.	100	9,272
Daiwa House Industry Co., Ltd.	1,000	12,425
Hang Lung Group Ltd.	2,000	11,683

398	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Hang Lung Properties Ltd.	27,500	$102,292
Henderson Land Development Co., Ltd.	14,300	82,768
IMMOFINANZ AG(a)	1,475	5,263
Kerry Properties Ltd.	10,000	43,241
Mitsubishi Estate Co., Ltd.	12,440	205,396
Mitsui Fudosan Co., Ltd.	9,040	152,948
New World Development Ltd.	33,800	43,041
Nomura Real Estate Holdings, Inc.	1,280	20,150
Sun Hung Kai Properties Ltd.	23,500	331,903
Wharf Holdings Ltd.	18,500	118,195

		1,345,337

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	1,250	7,763
People’s United Financial, Inc.	850	9,987

		17,750

		8,565,903

Information Technology – 2.0%
Communications Equipment – 0.2%
Cisco Systems, Inc.	13,050	204,624
F5 Networks, Inc.(a)	200	16,324
Harris Corp.	300	12,105
JDS Uniphase Corp.(a)	500	6,485
Juniper Networks, Inc.(a)	1,250	26,163
Motorola Mobility Holdings, Inc.(a)	681	25,687
Motorola Solutions, Inc.(a)	778	32,746
Nokia Oyj	5,002	32,174
QUALCOMM, Inc.	3,950	203,267
Telefonaktiebolaget LM Ericsson – Class B	4,727	53,050
Tellabs, Inc.	850	3,468

		616,093

Computers & Peripherals – 0.5%
Apple, Inc.(a)	2,230	858,171
Dell, Inc.(a)	3,900	57,974
EMC Corp./Massachusetts(a)	4,850	109,561
Fujitsu Ltd.	3,000	15,237
Hewlett-Packard Co.	4,903	127,625
Lexmark International, Inc. – Class A(a)	150	4,794
NEC Corp.(a)	4,000	8,213
NetApp, Inc.(a)	850	31,977
SanDisk Corp.(a)	550	20,158
Toshiba Corp.	6,000	26,183
Western Digital Corp.(a)	550	16,220

		1,276,113

Electronic Equipment & Instruments & Components – 0.1%
Amphenol Corp. – Class A	400	18,792
Corning, Inc.	3,700	55,611

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	399

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

FLIR Systems, Inc.	350	$9,055
Foxconn International Holdings Ltd.(a)	4,000	1,998
Fujifilm Holdings Corp.	700	17,006
Hirose Electric Co. Ltd.	100	9,403
Hitachi High-Technologies Corp.	400	7,618
Hitachi Ltd.	7,000	37,867
Hoya Corp.	700	15,453
Jabil Circuit, Inc.	450	7,583
Keyence Corp.	100	26,933
Kyocera Corp.	200	18,450
Molex, Inc.	300	6,555
Murata Manufacturing Co., Ltd.	300	18,310
TDK Corp.	200	8,834

		259,468

Internet Software & Services – 0.2%
Akamai Technologies, Inc.(a)	400	8,776
Dena Co., Ltd.	175	9,127
eBay, Inc.(a)	2,700	83,349
Google, Inc. – Class A(a)	607	328,363
Monster Worldwide, Inc.(a)	300	2,832
VeriSign, Inc.	400	12,460
Yahoo! Japan Corp.	27	8,757
Yahoo!, Inc.(a)	3,100	42,175

		495,839

IT Services – 0.4%
Accenture PLC	1,534	82,207
Amadeus IT Holding SA	386	7,695
Automatic Data Processing, Inc.	1,200	60,036
Cap Gemini SA	502	20,298
Cognizant Technology Solutions Corp. – Class A(a)	700	44,415
Computer Sciences Corp.	350	10,731
Computershare Ltd.	698	5,804
Fidelity National Information Services, Inc.	600	16,908
Fiserv, Inc.(a)	350	19,540
Indra Sistemas SA	30	537
International Business Machines Corp.	2,900	498,539
Mastercard, Inc. – Class A	250	82,427
Nomura Research Institute Ltd.	400	9,058
Paychex, Inc.	750	20,235
SAIC, Inc.(a)	650	9,750
Teradata Corp.(a)	400	20,944
Total System Services, Inc.	350	6,352
Visa, Inc. – Class A	1,152	101,238
Western Union Co. (The) – Class W	1,500	24,780

		1,041,494

400	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Office Electronics – 0.0%
Brother Industries Ltd.	700	$9,218
Canon, Inc.	1,500	70,783
Ricoh Co., Ltd.	1,000	9,091
Xerox Corp.	3,300	27,390

		116,482

Semiconductors & Semiconductor Equipment – 0.2%
Advanced Micro Devices, Inc.(a)	1,350	9,221
Altera Corp.	750	27,292
Analog Devices, Inc.	700	23,114
Applied Materials, Inc.	3,100	35,092
ARM Holdings PLC	2,111	19,367
ASM Pacific Technology Ltd.	300	3,102
ASML Holding NV	677	23,852
Broadcom Corp. – Class A(a)	1,100	39,215
Elpida Memory, Inc.(a)	400	2,810
Infineon Technologies AG	1,706	14,487
Intel Corp.	12,600	253,638
KLA-Tencor Corp.	400	14,672
Linear Technology Corp.	500	14,315
LSI Corp.(a)	1,400	9,534
MEMC Electronic Materials, Inc.(a)	500	3,490
Microchip Technology, Inc.	450	14,769
Micron Technology, Inc.(a)	2,000	11,820
National Semiconductor Corp.	600	14,940
Novellus Systems, Inc.(a)	150	4,196
NVIDIA Corp.(a)	1,400	18,634
STMicroelectronics NV	2,898	19,221
Sumco Corp.(a)	600	7,178
Teradyne, Inc.(a)	400	4,840
Texas Instruments, Inc.	2,750	72,077
Tokyo Electron Ltd.	300	14,446
Xilinx, Inc.	600	18,684

		694,006

Software – 0.4%
Adobe Systems, Inc.(a)	1,200	30,288
Autodesk, Inc.(a)	500	14,100
Autonomy Corp. PLC(a)	362	14,775
BMC Software, Inc.(a)	400	16,244
CA, Inc.	900	18,891
Citrix Systems, Inc.(a)	450	27,194
Compuware Corp.(a)	500	4,230
Electronic Arts, Inc.(a)	750	16,935
Intuit, Inc.(a)	650	32,064
Microsoft Corp.	17,650	469,490
Nintendo Co., Ltd.	100	17,631
Oracle Corp.	9,250	259,647

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	401

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Red Hat, Inc.(a)	450	$17,793
Sage Group PLC (The)	567	2,313
Salesforce.com, Inc.(a)	300	38,625
SAP AG	1,229	67,023
Symantec Corp.(a)	1,750	30,012

		1,077,255

		5,576,750

Industrials – 1.7%
Aerospace & Defense – 0.3%
BAE Systems PLC	5,351	23,877
Boeing Co. (The)	1,750	117,005
Cobham PLC	2,865	8,896
European Aeronautic Defence and Space Co. NV	641	20,300
Finmeccanica SpA	138	1,024
General Dynamics Corp.	900	57,672
Goodrich Corp.	300	26,754
Honeywell International, Inc.	1,850	88,448
ITT Corp.	450	21,303
L-3 Communications Holdings, Inc.	250	16,955
Lockheed Martin Corp.	700	51,933
Northrop Grumman Corp.	650	35,503
Precision Castparts Corp.	350	57,348
Raytheon Co.	850	36,746
Rockwell Collins, Inc.	350	17,661
Rolls-Royce Holdings PLC(a)	2,938	30,423
Safran SA	268	10,367
Singapore Technologies Engineering Ltd.	6,000	14,648
Textron, Inc.	650	10,966
United Technologies Corp.	2,200	163,350

		811,179

Air Freight & Logistics – 0.1%
C.H. Robinson Worldwide, Inc.	400	28,200
Deutsche Post AG	1,328	20,268
Expeditors International of Washington, Inc.	500	22,750
FedEx Corp.	750	59,040
Kuehne & Nagel International AG	245	34,154
United Parcel Service, Inc. – Class B	2,350	158,366
Yamato Holdings Co., Ltd.	600	10,476

		333,254

Airlines – 0.0%
Deutsche Lufthansa (REG)	56	945
Southwest Airlines Co.	1,850	15,947

		16,892

Building Products – 0.0%
Asahi Glass Co., Ltd.	2,000	19,689
Cie de St-Gobain	625	31,392

402	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Daikin Industries Ltd.	400	$12,642
JS Group Corp.	400	10,153
Masco Corp.	850	7,539
TOTO Ltd.	1,000	8,130

		89,545

Commercial Services & Supplies – 0.1%
Aggreko PLC	417	13,089
Avery Dennison Corp.	250	7,277
Babcock International Group PLC	680	6,919
Brambles Ltd.	1,938	14,017
Cintas Corp.	250	7,995
Dai Nippon Printing Co., Ltd.	1,000	10,471
G4S PLC	2,214	9,367
Iron Mountain, Inc.	450	14,643
Pitney Bowes, Inc.	450	9,139
Republic Services, Inc. – Class A	700	21,252
RR Donnelley & Sons Co.	400	6,100
Secom Co., Ltd.	300	13,963
Stericycle, Inc.(a)	200	17,542
Toppan Printing Co., Ltd.	1,000	7,475
Waste Management, Inc.	1,100	36,344

		195,593

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	222	9,094
Ferrovial SA	576	7,197
Fluor Corp.	400	24,288
Hochtief AG	196	13,946
Jacobs Engineering Group, Inc.(a)	300	11,172
Leighton Holdings Ltd.	815	17,726
Quanta Services, Inc.(a)	500	9,595
Skanska AB	1,000	15,178
Vinci SA	698	36,421

		144,617

Electrical Equipment – 0.1%
ABB Ltd. (REG)(a)	3,440	73,366
Alstom SA	323	14,909
Bekaert SA	61	3,466
Emerson Electric Co.	1,800	83,790
First Solar, Inc.(a)	150	14,997
Furukawa Electric Co., Ltd.	2,000	7,033
GS Yuasa Corp.	1,000	5,836
Mitsubishi Electric Corp.	3,000	30,015
Nidec Corp.	200	17,512
Rockwell Automation, Inc.	350	22,445
Roper Industries, Inc.	250	19,238
Schneider Electric SA	384	51,141
Sumitomo Electric Industries Ltd.	1,200	16,051
Vestas Wind Systems A/S(a)	320	6,707

		366,506

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	403

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.3%
3M Co.	1,700	$141,066
Danaher Corp.	1,300	59,553
Delek Group Ltd.	17	3,038
Fraser and Neave Ltd.	3,000	14,710
General Electric Co.	25,200	411,012
Hutchison Whampoa Ltd.	3,000	28,812
Keppel Corp. Ltd.	2,500	19,309
Koninklijke Philips Electronics NV	2,026	42,855
Orkla ASA	973	8,119
SembCorp Industries Ltd.	3,000	10,743
Siemens AG	1,099	113,052
Smiths Group PLC	615	9,916
Tyco International Ltd.	1,123	46,694
Wendel SA	31	2,636

		911,515

Industrial Warehouse Distribution – 0.1%
DCT Industrial Trust, Inc.	2,560	11,546
EastGroup Properties, Inc.	280	11,315
First Industrial Realty Trust, Inc.(a)	850	8,024
First Potomac Realty Trust	450	5,827
Global Logistic Properties Ltd.(a)	19,780	27,450
Hansteen Holdings PLC	6,800	8,858
Mapletree Industrial Trust	11,690	11,462
Mapletree Logistics Trust	19,560	14,452
ProLogis, Inc.	5,556	151,291
Segro PLC	7,890	33,051
Warehouses De Pauw SCA	90	4,804

		288,080

Machinery – 0.4%
Alfa Laval AB	197	3,867
Amada Co., Ltd.	1,000	6,968
Atlas Copco AB – Class A	2,570	54,209
Caterpillar, Inc.	1,550	141,050
Cummins, Inc.	450	41,814
Deere & Co.	1,000	80,820
Dover Corp.	450	25,884
Eaton Corp.	800	34,360
FANUC Corp.	300	49,936
Fiat Industrial SpA(a)	77	746
Flowserve Corp.	150	14,151
Hitachi Construction Machinery Co., Ltd.	400	7,502
Illinois Tool Works, Inc.	1,175	54,684
Ingersoll-Rand PLC	755	25,300
Japan Steel Works Ltd. (The)	1,000	6,551
Joy Global, Inc.	259	21,614
JTEKT Corp.	700	8,647
Komatsu Ltd.	1,500	40,009

404	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Kone Oyj	208	$12,295
Kubota Corp.	2,000	16,541
Kurita Water Industries Ltd.	300	7,994
Makita Corp.	200	8,320
MAN SE	122	11,011
Metso Oyj	142	5,380
Mitsubishi Heavy Industries Ltd.	5,000	21,253
NSK Ltd.	1,000	8,010
PACCAR, Inc.	850	31,985
Pall Corp.	250	12,782
Parker Hannifin Corp.	400	29,372
Sandvik AB	1,583	21,047
SMC Corp./Japan	100	15,849
Snap-On, Inc.	150	7,937
Stanley Black & Decker, Inc.	400	24,792
Sulzer AG	104	14,032
Sumitomo Heavy Industries Ltd.	1,000	6,057
THK Co., Ltd.	400	8,250
Vallourec SA	176	15,778
Volvo AB – Class B	2,163	26,870
Wartsila Oyj	263	7,310
Weir Group PLC (The)	331	10,318
Zardoya Otis SA	383	5,778

		947,073

Marine – 0.0%
AP Moller – Maersk A/S (Line of “B” Shares)	2	13,974
Kawasaki Kisen Kaisha Ltd.	2,000	5,167

		19,141

Mixed Office Industrial – 0.0%
Goodman Group	79,740	55,683

Professional Services – 0.0%
Adecco SA(a)	11	512
Bureau Veritas SA	192	15,624
Capita Group PLC (The)	962	11,062
Dun & Bradstreet Corp.	100	6,689
Equifax, Inc.	250	8,082
Experian PLC	1,569	17,883
Randstad Holding NV	86	2,950
Robert Half International, Inc.	300	7,176

		69,978

Road & Rail – 0.1%
Central Japan Railway Co.	2	16,723
CSX Corp.	2,600	57,044
DSV A/S	328	6,858
East Japan Railway Co.	500	30,028
Kintetsu Corp.	3,000	11,421
MTR Corp.	3,000	10,063

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	405

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Norfolk Southern Corp.	850	$57,528
Ryder System, Inc.	100	4,708
Union Pacific Corp.	1,200	110,604
West Japan Railway Co.	267	11,111

		316,088

Trading Companies & Distributors – 0.1%
Fastenal Co.	700	23,436
ITOCHU Corp.	2,000	21,587
Marubeni Corp.	3,000	19,023
Mitsubishi Corp.	2,100	50,530
Mitsui & Co., Ltd.	2,700	46,325
Sumitomo Corp.	1,800	23,592
Wolseley PLC	447	11,586
WW Grainger, Inc.	150	23,115

		219,194

Transportation Infrastructure – 0.0%
Abertis Infraestructuras SA	580	9,197
Aeroports de Paris	179	14,942
Atlantia SpA	1,350	21,753
Auckland International Airport Ltd.	1,439	2,834
MAp Group	4,191	14,189

		62,915

		4,847,253

Consumer Staples – 1.6%
Beverages – 0.4%
Anheuser-Busch InBev NV	1,072	59,172
Asahi Group Holdings Ltd.	600	12,530
Brown-Forman Corp. – Class B	250	17,937
Carlsberg A/S	138	10,332
Coca Cola Hellenic Bottling Co. SA(a)	287	5,891
Coca-Cola Amatil Ltd.	612	7,724
Coca-Cola Co. (The)	5,450	383,953
Coca-Cola Enterprises, Inc.	750	20,715
Constellation Brands, Inc. – Class A(a)	400	7,908
Diageo PLC	3,345	67,212
Dr Pepper Snapple Group, Inc.	500	19,240
Foster’s Group Ltd.	2,585	13,829
Heineken NV	588	29,432
Kirin Holdings Co., Ltd.	1,000	13,341
Molson Coors Brewing Co. – Class B	350	15,313
PepsiCo, Inc./NC	3,750	241,613
Pernod-Ricard SA	311	27,909
SABMiller PLC	1,272	46,020

		1,000,071

406	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.3%
Aeon Co., Ltd.	900	$11,335
Carrefour SA	906	24,130
Colruyt SA	119	6,228
Costco Wholesale Corp.	1,050	82,467
CVS Caremark Corp.	3,200	114,912
Delhaize Group SA	122	8,175
Distribuidora Internacional de Alimentacion SA(a)	906	3,904
J Sainsbury PLC	1,904	9,268
Jeronimo Martins SGPS SA	346	6,449
Kesko Oyj	105	4,055
Kroger Co. (The)	1,400	32,984
Safeway, Inc.	800	14,664
Seven & I Holdings Co., Ltd.	1,200	31,853
SUPERVALU, Inc.	500	3,985
Sysco Corp.	1,350	37,706
Tesco PLC	10,748	66,064
Wal-Mart Stores, Inc.	4,553	242,265
Walgreen Co.	2,150	75,701
Wesfarmers Ltd.	1,578	52,027
Whole Foods Market, Inc.	350	23,111
WM Morrison Supermarkets PLC	2,421	11,357
Woolworths Ltd.	1,904	51,371

		914,011

Food Products – 0.4%
Ajinomoto Co., Inc.	1,000	11,859
Archer-Daniels-Midland Co.	1,600	45,568
Aryzta AG	274	12,962
Associated British Foods PLC	559	9,706
Campbell Soup Co.	400	12,748
ConAgra Foods, Inc.	950	23,199
Danone	735	50,167
Dean Foods Co.(a)	400	3,456
General Mills, Inc.	1,500	56,865
Golden Agri-Resources Ltd.	44,000	24,100
Hershey Co. (The)	350	20,528
HJ Heinz Co.	750	39,480
Hormel Foods Corp.	300	8,283
JM Smucker Co. (The)	300	21,627
Kellogg Co.	600	32,592
Kerry Group PLC	220	8,533
Kraft Foods, Inc. – Class A	4,150	145,333
McCormick & Co., Inc./MD	300	14,337
Mead Johnson Nutrition Co. – Class A	500	35,625
Nestle SA	4,628	286,356
Nissin Foods Holdings Co., Ltd.	200	7,733
Sara Lee Corp.	1,350	24,354

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	407

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Tyson Foods, Inc. – Class A	700	$12,229
Unilever NV	2,557	86,667
Unilever PLC	1,714	57,514

		1,051,821

Household Products – 0.2%
Clorox Co.	300	20,910
Colgate-Palmolive Co.	1,150	103,466
Henkel AG & Co. KGaA (Preference Shares)	530	28,631
Kimberly-Clark Corp.	950	65,702
Procter & Gamble Co. (The)	6,650	423,472
Reckitt Benckiser Group PLC	824	43,709
Unicharm Corp.	300	14,254

		700,144

Personal Products – 0.0%
Avon Products, Inc.	1,000	22,560
Beiersdorf AG	213	12,521
Estee Lauder Cos., Inc. (The) – Class A	300	29,298
Kao Corp.	800	21,253
L’Oreal SA	323	35,057
Shiseido Co., Ltd.	600	11,490

		132,179

Tobacco – 0.3%
Altria Group, Inc.	4,950	134,591
British American Tobacco PLC	2,667	118,659
Imperial Tobacco Group PLC	1,360	44,990
Japan Tobacco, Inc.	7	30,256
Lorillard, Inc.	350	38,997
Philip Morris International, Inc.	4,250	294,610
Reynolds American, Inc.	800	30,056
Swedish Match AB	293	10,626

		702,785

		4,501,011

Health Care – 1.5%
Biotechnology – 0.1%
Actelion Ltd.(a)	892	38,081
Amgen, Inc.	2,200	121,891
Biogen Idec, Inc.(a)	600	56,520
Celgene Corp.(a)	1,100	65,417
Cephalon, Inc.(a)	200	16,128
CSL Ltd.	850	25,628
Gilead Sciences, Inc.(a)	1,850	73,787
Grifols S.A.(a)	157	3,222

		400,674

Health Care Equipment & Supplies – 0.2%
Baxter International, Inc.	1,350	75,573
Becton Dickinson and Co.	550	44,759

408	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Boston Scientific Corp.(a)	3,600	$24,408
CareFusion Corp.(a)	500	12,805
Cie Generale d’Optique Essilor International SA	237	18,147
Coloplast A/S	36	5,385
Covidien PLC	1,192	62,199
CR Bard, Inc.	200	19,052
DENTSPLY International, Inc.	300	10,560
Edwards Lifesciences Corp.(a)	260	19,617
Fresenius SE & Co. KGaA	178	18,390
Getinge AB	314	8,105
Intuitive Surgical, Inc.(a)	100	38,135
Medtronic, Inc.	2,550	89,428
Olympus Corp.	300	8,767
Smith & Nephew PLC	1,400	14,234
Sonova Holding AG(a)	15	1,279
St Jude Medical, Inc.	750	34,155
Stryker Corp.	800	39,072
Terumo Corp.	300	15,837
Varian Medical Systems, Inc.(a)	300	17,088
William Demant Holding AS(a)	30	2,471
Zimmer Holdings, Inc.(a)	450	25,600

		605,066

Health Care Providers & Services – 0.2%
Aetna, Inc.	900	36,027
AmerisourceBergen Corp. – Class A	650	25,727
Cardinal Health, Inc.	850	36,125
CIGNA Corp.	650	30,381
Coventry Health Care, Inc.(a)	350	11,508
DaVita, Inc.(a)	250	18,395
Express Scripts, Inc. – Class A(a)	1,150	53,981
Fresenius Medical Care AG & Co. KGaA	308	20,859
Humana, Inc.	400	31,056
Laboratory Corp. of America Holdings(a)	250	20,882
McKesson Corp.	600	47,958
Medco Health Solutions, Inc.(a)	950	51,433
Patterson Cos., Inc.	200	5,844
Quest Diagnostics, Inc./DE	350	17,525
Sonic Healthcare Ltd.	917	11,541
Tenet Healthcare Corp.(a)	1,150	6,072
UnitedHealth Group, Inc.	2,550	121,176
WellPoint, Inc.	850	53,805

		600,295

Health Care Technology – 0.0%
Cerner Corp.(a)	350	23,086

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	409

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.(a)	800	$29,496
Life Technologies Corp.(a)	400	16,800
PerkinElmer, Inc.	250	5,717
Thermo Fisher Scientific, Inc.(a)	900	49,437
Waters Corp.(a)	200	15,974

		117,424

Pharmaceuticals – 0.9%
Abbott Laboratories	3,700	194,287
Allergan, Inc./United States	750	61,358
Astellas Pharma, Inc.	700	26,454
AstraZeneca PLC	1,858	87,979
Bayer AG	1,105	71,061
Bristol-Myers Squibb Co.	4,050	120,487
Chugai Pharmaceutical Co., Ltd.	500	8,770
Daiichi Sankyo Co., Ltd.	1,100	21,999
Dainippon Sumitomo Pharma Co., Ltd.	1,000	10,204
Eisai Co., Ltd.	400	17,072
Elan Corp. PLC(a)	837	8,901
Eli Lilly & Co.	2,400	90,024
Forest Laboratories, Inc.(a)	650	22,256
GlaxoSmithKline PLC	6,928	147,493
Hisamitsu Pharmaceutical Co., Inc.	200	8,515
Hospira, Inc.(a)	400	18,480
Johnson & Johnson	6,550	430,990
Merck & Co., Inc.	7,350	243,432
Merck KGaA	114	10,210
Mylan, Inc./PA(a)	1,000	20,760
Novartis AG	3,117	181,874
Novo Nordisk A/S – Class B	559	59,546
Orion Oyj	147	3,305
Otsuka Holdings Co., Ltd.	394	10,256
Pfizer, Inc.	18,800	356,824
Roche Holding AG	938	164,023
Sanofi	1,488	108,517
Shionogi & Co., Ltd.	200	3,230
Shire PLC	691	22,261
Takeda Pharmaceutical Co., Ltd.	1,200	58,120
Teva Pharmaceutical Industries Ltd.	1,361	56,233
UCB SA	158	7,050
Watson Pharmaceuticals, Inc.(a)	300	20,136

		2,672,107

		4,418,652

Energy – 1.5%
Energy Equipment & Services – 0.2%
AMEC PLC	185	2,740
Baker Hughes, Inc.	1,050	64,165

410	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Cameron International Corp.(a)	600	$31,176
Cie Generale de Geophysique-Veritas(a)	69	1,747
Diamond Offshore Drilling, Inc.	150	9,559
FMC Technologies, Inc.(a)	550	24,453
Fugro NV	119	7,193
Halliburton Co.	2,150	95,395
Helmerich & Payne, Inc.	250	14,255
Nabors Industries Ltd.(a)	650	11,986
National Oilwell Varco, Inc.	1,000	66,120
Noble Corp.(a)	593	20,020
Rowan Cos., Inc.(a)	300	10,821
Schlumberger, Ltd.	3,242	253,265
Seadrill Ltd.	487	15,759
Subsea 7 SA(a)	124	2,873
Technip SA	163	15,896
Tenaris SA	597	9,898
Transocean Ltd./Switzerland	309	17,167

		674,488

Oil, Gas & Consumable Fuels – 1.3%
Alpha Natural Resources, Inc.(a)	511	16,899
Anadarko Petroleum Corp.	1,200	88,500
Apache Corp.	900	92,763
BG Group PLC	4,525	97,585
BP PLC	25,110	163,894
Cabot Oil & Gas Corp.	250	18,965
Cairn Energy PLC(a)	2,198	11,932
Chesapeake Energy Corp.	1,550	50,204
Chevron Corp.	4,800	474,768
ConocoPhillips	3,350	228,035
Consol Energy, Inc.	550	25,113
Denbury Resources, Inc.(a)	900	14,355
Devon Energy Corp.	1,000	67,830
El Paso Corp.	1,800	34,452
ENI SpA	3,772	75,841
EOG Resources, Inc.	650	60,183
EQT Corp.	350	20,937
Essar Energy PLC(a)	1,919	7,863
Exxon Mobil Corp.	11,752	870,118
Galp Energia SGPS SA	292	5,815
Hess Corp.	700	41,538
Idemitsu Kosan Co., Ltd.	100	10,486
Inpex Corp.	3	20,452
JX Holdings, Inc.	4,000	25,467
Marathon Oil Corp.	1,650	44,418
Marathon Petroleum Corp.	850	31,501
Murphy Oil Corp.	450	24,111
Neste Oil Oyj	204	2,262

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	411

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Newfield Exploration Co.(a)	300	$15,315
Noble Energy, Inc.	450	39,762
Occidental Petroleum Corp.	1,950	169,143
OMV AG	201	7,921
Origin Energy Ltd.	1,667	25,387
Peabody Energy Corp.	650	31,720
Pioneer Natural Resources Co.	300	23,451
QEP Resources, Inc.	418	14,718
Range Resources Corp.	400	25,904
Repsol YPF SA	1,060	30,507
Royal Dutch Shell PLC – Class B	8,362	280,444
Santos Ltd.	1,374	17,354
Southwestern Energy Co.(a)	800	30,360
Spectra Energy Corp.	1,500	38,955
Statoil ASA	1,752	42,098
Sunoco, Inc.	250	9,535
Tesoro Corp.(a)	300	7,218
Total SA	2,825	137,960
Tullow Oil PLC	1,394	24,285
Valero Energy Corp.	1,350	30,672
Williams Cos., Inc. (The)	1,350	36,437
Woodside Petroleum Ltd.	980	37,040

		3,702,473

		4,376,961

Consumer Discretionary – 1.5%
Auto Components – 0.1%
Aisin Seiki Co., Ltd.	300	10,062
Bridgestone Corp.	1,000	22,310
Cie Generale des Etablissements Michelin – Class B	277	20,272
Continental AG(a)	168	12,386
Denso Corp.	800	25,576
GKN PLC	2,087	6,831
Goodyear Tire & Rubber Co. (The)(a)	550	6,853
Johnson Controls, Inc.	1,600	51,008
Nokian Renkaat Oyj	172	6,378
Stanley Electric Co., Ltd.	400	5,761
Toyota Boshoku Corp.	700	10,399
Toyota Industries Corp.	300	8,537

		186,373

Automobiles – 0.2%
Bayerische Motoren Werke AG	520	42,071
Daimler AG	1,210	65,364
Fiat SpA	3,629	22,496
Ford Motor Co.(a)	9,020	100,302
Fuji Heavy Industries Ltd.	1,000	6,274

412	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Harley-Davidson, Inc.	550	$21,263
Honda Motor Co., Ltd.	2,200	71,687
Isuzu Motors Ltd.	2,000	9,003
Mazda Motor Corp.(a)	4,000	8,615
Mitsubishi Motors Corp.(a)	7,000	9,021
Nissan Motor Co., Ltd.	3,900	35,862
Porsche Automobil Holding SE (Preference Shares)	240	16,156
Renault SA	182	7,396
Suzuki Motor Corp.	500	10,308
Toyota Motor Corp.	3,700	133,294
Volkswagen AG (Preference Shares)	227	37,739
Yamaha Motor Co., Ltd.(a)	500	7,526

		604,377

Distributors – 0.0%
Genuine Parts Co.	350	19,257
Li & Fung Ltd.	8,000	14,410

		33,667

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	300	14,047
Benesse Holdings, Inc.	200	8,537
DeVry, Inc.	150	6,627
Gree, Inc.	254	8,240
H&R Block, Inc.	700	10,584

		48,035

Hotels, Restaurants & Leisure – 0.2%
Accor SA	336	12,046
Carnival Corp.	1,000	33,030
Chipotle Mexican Grill, Inc. – Class A(a)	111	34,784
Compass Group PLC	2,969	26,478
Crown Ltd.	86	769
Darden Restaurants, Inc.	300	14,430
Genting Singapore PLC(a)	10,000	13,815
International Game Technology	700	10,682
Marriott International, Inc./DE – Class A	650	19,032
McDonald’s Corp.	2,500	226,150
OPAP SA	260	3,155
Sands China Ltd.(a)	4,888	15,368
Sky City Entertainment Group Ltd.	768	2,208
Sodexo	193	14,336
Starbucks Corp.	1,750	67,585
Starwood Hotels & Resorts Worldwide, Inc.	450	20,052
TABCORP Holdings Ltd.	6,058	18,314
TUI Travel PLC	1,202	2,982
Wynn Macau Ltd.	4,237	13,629
Wynn Resorts Ltd.	200	30,944
Yum! Brands, Inc.	1,100	59,807

		639,596

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	413

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.1%
DR Horton, Inc.	650	$6,838
Electrolux AB	42	706
Fortune Brands, Inc.	350	19,992
Harman International Industries, Inc.	150	5,428
Leggett & Platt, Inc.	300	6,657
Lennar Corp. – Class A	350	5,145
Newell Rubbermaid, Inc.	650	8,996
Panasonic Corp.	3,500	37,200
Pulte Group, Inc.(a)	800	3,840
Sekisui House Ltd.	1,000	9,031
Sharp Corp./Japan	2,000	16,578
Sony Corp.	1,600	35,134
Whirlpool Corp.	200	12,538

		168,083

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(a)	850	182,997
Expedia, Inc.	450	13,639
NetFlix, Inc.(a)	100	23,501
Priceline.com, Inc.(a)	150	80,589
Rakuten, Inc.	11	12,427

		313,153

Leisure Equipment & Products – 0.0%
Hasbro, Inc.	300	11,622
Mattel, Inc.	800	21,496
Nikon Corp.	500	10,996

		44,114

Media – 0.4%
British Sky Broadcasting Group PLC	1,788	19,163
Cablevision Systems Corp.	500	9,030
CBS Corp. – Class B	1,550	38,827
Comcast Corp. – Class A	6,550	140,891
Dentsu, Inc.	300	9,468
DIRECTV(a)	1,800	79,146
Discovery Communications, Inc. – Class A(a)	650	27,482
Gannett Co., Inc.	550	6,352
Interpublic Group of Cos., Inc. (The)	1,150	9,925
Jupiter Telecommunications Co., Ltd.	8	8,925
McGraw-Hill Cos., Inc. (The)	700	29,477
Modern Times Group AB	66	3,404
News Corp. – Class A	5,400	93,258
Omnicom Group, Inc.	650	26,358
Pearson PLC	1,276	23,063
Publicis Groupe SA	311	14,608
Reed Elsevier NV	1,836	21,669
Reed Elsevier PLC	1,908	15,569

414	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sanoma Oyj	2	$30
Scripps Networks Interactive, Inc. – Class A	200	8,570
Time Warner Cable, Inc. – Class A	800	52,400
Time Warner, Inc.	2,500	79,150
Viacom, Inc. – Class B	1,400	67,536
Vivendi SA	1,942	47,218
Walt Disney Co. (The)	4,500	153,270
Washington Post Co. (The) – Class B	50	17,788
WPP PLC	1,982	20,677

		1,023,254

Multiline Retail – 0.1%
Big Lots, Inc.(a)	150	5,085
Family Dollar Stores, Inc.	300	16,017
Isetan Mitsukoshi Holdings Ltd.	900	9,179
JC Penney Co., Inc.	500	13,315
Kohl’s Corp.	650	30,121
Macy’s, Inc.	1,000	25,950
Marks & Spencer Group PLC	2,487	13,001
Next PLC	283	10,837
Nordstrom, Inc.	400	18,184
PPR	102	16,973
Sears Holdings Corp.(a)	100	5,989
Target Corp.	1,650	85,256

		249,907

Specialty Retail – 0.2%
Abercrombie & Fitch Co. – Class A	200	12,722
AutoNation, Inc.(a)	150	6,057
AutoZone, Inc.(a)	100	30,700
Bed Bath & Beyond, Inc.(a)	600	34,116
Best Buy Co., Inc.	750	19,192
CarMax, Inc.(a)	523	14,702
Esprit Holdings Ltd.	4,000	11,261
Fast Retailing Co., Ltd.	100	19,098
GameStop Corp. – Class A(a)	300	7,179
Gap, Inc. (The)	900	14,868
Hennes & Mauritz AB – Class B	1,605	50,001
Home Depot, Inc.	3,750	125,175
Inditex SA	310	26,346
Kingfisher PLC	3,710	14,224
Limited Brands, Inc.	600	22,644
Lowe’s Cos., Inc.	3,050	60,786
O’Reilly Automotive, Inc.(a)	350	22,708
Ross Stores, Inc.	300	22,957
Staples, Inc.	1,650	24,321
Tiffany & Co.	300	21,588
TJX Cos., Inc.	900	49,158
Urban Outfitters, Inc.(a)	250	6,544

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	415

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Yamada Denki Co., Ltd.	130	$9,560

		625,907

Textiles, Apparel & Luxury Goods – 0.1%
Adidas AG	328	22,837
Burberry Group PLC	684	15,255
Christian Dior SA	103	14,916
Cie Financiere Richemont SA	819	47,349
Coach, Inc.	700	39,354
LVMH Moet Hennessy Louis Vuitton SA	398	67,168
NIKE, Inc. – Class B	900	77,985
Ralph Lauren Corp.	150	20,567
Swatch Group AG (The) (SWX Exchange)	32	14,558
VF Corp.	200	23,412

		343,401

		4,279,867

Materials – 0.8%
Chemicals – 0.4%
Air Liquide SA	446	57,925
Air Products & Chemicals, Inc.	500	40,935
Airgas, Inc.	150	9,732
Akzo Nobel NV	858	43,638
Asahi Kasei Corp.	2,000	13,348
BASF SE	1,227	87,256
CF Industries Holdings, Inc.	200	36,564
Dow Chemical Co. (The)	2,750	78,237
Eastman Chemical Co.	200	16,546
Ecolab, Inc.	550	29,480
EI du Pont de Nemours & Co.	2,200	106,194
FMC Corp.	200	15,186
Incitec Pivot Ltd.	3,660	14,882
International Flavors & Fragrances, Inc.	200	11,604
Israel Chemicals Ltd.	789	11,364
Israel Corp. Ltd. (The)	2	1,770
Johnson Matthey PLC	337	9,312
JSR Corp.	500	9,077
K+S AG	270	18,948
Kansai Paint Co., Ltd.	1,000	9,248
Kuraray Co., Ltd.	500	7,210
Linde AG	265	40,545
Mitsubishi Chemical Holdings Corp.	2,000	14,080
Mitsubishi Gas Chemical Co., Inc.	1,000	7,065
Mitsui Chemicals, Inc.	2,000	6,943
Monsanto Co.	1,300	89,609
Nitto Denko Corp.	300	11,753
Novozymes A/S	57	8,324
Orica Ltd.	485	12,219

416	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

PPG Industries, Inc.	400	$30,636
Praxair, Inc.	750	73,867
Sherwin-Williams Co. (The)	200	15,148
Shin-Etsu Chemical Co., Ltd.	600	30,436
Showa Denko KK	4,000	7,971
Sigma-Aldrich Corp.	300	19,317
Sika AG	1	2,256
Solvay SA	79	9,677
Sumitomo Chemical Co., Ltd.	2,000	8,410
Syngenta AG(a)	148	46,851
Taiyo Nippon Sanso Corp.	1,000	7,461
Toray Industries, Inc.	2,000	15,207
Umicore SA	133	6,420
Wacker Chemie AG	81	11,768
Yara International ASA	309	17,001

		1,121,420

Construction Materials – 0.0%
Cimpor Cimentos de Portugal SGPS SA	317	2,433
CRH PLC (London)	948	16,789
Fletcher Building Ltd.	1,065	7,092
Holcim Ltd.(a)	451	28,438
Lafarge SA	44	1,831
Vulcan Materials Co.	300	10,509

		67,092

Containers & Packaging – 0.0%
Amcor Ltd./Australia	1,048	7,561
Ball Corp.	400	14,368
Bemis Co., Inc.	250	7,765
Owens-Illinois, Inc.(a)	350	6,629
Sealed Air Corp.	350	6,447

		42,770

Metals & Mining – 0.4%
Acerinox SA	190	2,747
AK Steel Holding Corp.	250	2,248
Alcoa, Inc.	2,500	32,025
Allegheny Technologies, Inc.	250	12,530
Anglo American PLC	1,764	73,096
Antofagasta PLC	619	13,450
BHP Billiton Ltd.	4,290	182,521
BHP Billiton PLC	2,915	99,214
Cliffs Natural Resources, Inc.	350	28,998
Eramet	52	11,120
Fortescue Metals Group Ltd.	2,210	14,408
Freeport-McMoRan Copper & Gold, Inc.	2,250	106,065
Fresnillo PLC	308	10,498
Glencore International PLC(a)	1,386	9,482

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	417

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Iluka Resources Ltd.	808	$14,337
JFE Holdings, Inc.	700	16,270
Kobe Steel Ltd.	4,000	7,483
Newcrest Mining Ltd.	1,201	51,677
Newmont Mining Corp.	1,200	75,144
Nippon Steel Corp.	8,000	24,122
Norsk Hydro ASA	452	2,753
Nucor Corp.	750	27,060
OZ Minerals Ltd.	1,101	14,010
Randgold Resources Ltd.	143	15,074
Rio Tinto Ltd.	684	53,493
Rio Tinto PLC	1,932	117,772
Sumitomo Metal Industries Ltd.	5,000	10,538
Sumitomo Metal Mining Co., Ltd.	1,000	16,094
ThyssenKrupp AG	447	15,009
Titanium Metals Corp.	200	3,206
United States Steel Corp.	300	9,036
Vedanta Resources PLC	585	13,302
Voestalpine AG	172	6,619
Xstrata PLC	2,772	48,142

		1,139,543

Paper & Forest Products – 0.0%
International Paper Co.	1,000	27,150
MeadWestvaco Corp.	400	11,008
Stora Enso Oyj	913	6,658
Svenska Cellulosa AB – Class B	1,128	15,186
UPM-Kymmene Oyj	816	10,674

		70,676

		2,441,501

Equity:Other – 0.8%
Diversified/Specialty – 0.5%
Affine SA	50	1,275
Alexandria Real Estate Equities, Inc.	760	55,336
American Assets Trust, Inc.	400	8,048
Artis Real Estate Investment Trust	800	11,151
Azrieli Group	350	8,626
BioMed Realty Trust, Inc.	1,300	23,777
CA Immobilien Anlagen AG(a)	969	13,484
Campus Crest Communities, Inc.	300	3,546
Canadian Real Estate Investment Trust	800	28,469
CapLease, Inc.	700	2,793
CB Richard Ellis Group, Inc. – Class A(a)	650	9,854
Cheung Kong Holdings Ltd.	2,000	28,188
City Developments Ltd.	7,600	63,549
Cofinimmo	170	22,834
Country Garden Holdings Co.	35,750	15,945

418	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Cousins Properties, Inc.	1,064	$7,682
Daejan Holdings PLC	100	4,156
Dexus Property Group	52,130	47,982
DIC Asset AG	350	3,226
Digital Realty Trust, Inc.	1,060	63,335
Dundee Real Estate Investment Trust	600	19,545
DuPont Fabros Technology, Inc.	590	13,658
Eurobank Properties Real Estate Investment Co.	270	1,862
F&C Commercial Property Trust Ltd.	5,400	9,002
FKP Property Group	9,440	5,694
Fonciere Des Regions	270	22,455
Forest City Enterprises, Inc.(a)	1,510	20,068
GPT Group	20,080	67,157
H&R Real Estate Investment Trust	1,700	36,802
Helical Bar PLC	1,170	4,449
Homburg Canada Real Estate Investment Trust	550	6,447
Hopson Development Holdings Ltd.	7,450	6,007
Hysan Development Co., Ltd.	8,500	34,390
ICADE	200	20,219
Inmobiliaria Colonial SA(a)	345	1,893
Investors Real Estate Trust	810	6,302
Invista Foundation Property Trust Ltd.	3,700	2,232
Kenedix Realty Investment Corp. – Class A	4	14,239
Keppel Land Ltd.	7,500	19,241
Kiwi Income Property Trust	10,500	9,190
Klovern AB	1,240	5,514
Kungsleden AB	1,400	11,780
Lamda Development SA(a)	50	225
Lexington Realty Trust	1,680	12,398
London & Stamford Property PLC	5,850	11,101
Minerva PLC(a)	1,620	3,162
Mobimo Holding AG(a)	100	27,411
Morguard Real Estate Investment Trust	450	6,851
Mucklow A & J Group PLC	200	1,012
New World China Land Ltd.	18,450	6,250
Nieuwe Steen Investments NV	450	8,064
Picton Property Income Ltd.	3,650	2,785
Premier Investment Corp.	2	8,707
Quintain Estates & Development PLC(a)	5,470	4,085
Shui On Land Ltd.	27,850	10,764
Sino Land Co., Ltd.	26,600	40,800
Soho China Ltd.	22,150	19,662
ST Modwen Properties PLC	1,600	3,636
Standard Life Investment Property Income Trust PLC	1,400	1,352
Sumitomo Realty & Development Co., Ltd.	3,990	84,686

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	419

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Suntec Real Estate Investment Trust	23,000	$25,783
Swire Pacific Ltd.	1,000	13,370
TAG Immobilien AG(a)	620	5,504
Tokyu Land Corp.	3,870	15,894
Tokyu REIT, Inc.	2	11,752
Top REIT, Inc.	3	17,309
Unite Group PLC(a)	1,680	4,862
United Urban Investment Corp.	19	22,979
Vornado Realty Trust	2,470	212,198
Wallenstam AB	1,300	13,079
Washington Real Estate Investment Trust	690	21,349
Wereldhave Belgium NV	50	4,902
Wereldhave NV	270	22,900
Weyerhaeuser Co.	1,242	22,393
Wihlborgs Fastigheter AB	820	11,471
Winthrop Realty Trust	200	2,044

		1,442,142

Health Care – 0.2%
Chartwell Seniors Housing Real Estate Investment Trust	1,500	11,028
Cogdell Spencer, Inc.	450	1,922
Extendicare Real Estate Investment Trust	750	5,813
HCP, Inc.	5,360	199,821
Health Care REIT, Inc.	2,270	115,679
Healthcare Realty Trust, Inc.	750	13,118
LTC Properties, Inc.	300	8,097
Medical Properties Trust, Inc.	1,180	12,614
National Health Investors, Inc.	250	11,425
Omega Healthcare Investors, Inc.	1,040	18,876
Primary Health Properties PLC	690	3,528
Senior Housing Properties Trust	1,480	35,209
Universal Health Realty Income Trust	160	5,987
Ventas, Inc.	3,476	185,896

		629,013

Triple Net – 0.1%
Agree Realty Corp.	100	2,235
Entertainment Properties Trust	510	21,486
Getty Realty Corp.	200	3,802
National Retail Properties, Inc.	770	20,990
Realty Income Corp.	1,370	47,512

		96,025

		2,167,180

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	14,050	400,144
Belgacom SA	239	7,823

420	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Bezeq The Israeli Telecommunication Corp. Ltd.	2,778	$6,095
BT Group PLC	12,183	33,789
CenturyLink, Inc.	1,423	51,441
Deutsche Telekom AG	3,752	47,369
Elisa Oyj	222	4,697
France Telecom SA	2,580	49,292
Frontier Communications Corp.	2,346	17,572
Hellenic Telecommunications Organization SA	385	2,364
Koninklijke KPN NV	1,686	23,844
Nippon Telegraph & Telephone Corp.	600	28,092
Portugal Telecom SGPS SA	822	7,076
Singapore Telecommunications Ltd.	13,000	33,495
Swisscom AG	37	16,589
TDC A/S	603	5,241
Telecom Corp. of New Zealand Ltd.	2,137	4,624
Telecom Italia SpA (savings shares)	20,999	24,834
Telefonica SA	5,487	114,076
Telekom Austria AG	444	4,922
Telenor ASA	1,171	19,548
TeliaSonera AB	3,398	24,235
Telstra Corp. Ltd.	6,835	22,149
Verizon Communications, Inc.	6,700	242,339
Windstream Corp.	1,200	15,240

		1,206,890

Wireless Telecommunication Services – 0.2%
American Tower Corp. – Class A(a)	950	51,167
KDDI Corp.	4	30,008
MetroPCS Communications, Inc.(a)	600	6,696
Millicom International Cellular SA	171	19,194
Mobistar SA	15	971
NTT DoCoMo, Inc.	20	36,459
Softbank Corp.	1,200	39,894
Sprint Nextel Corp.(a)	7,100	26,696
Vodafone Group PLC	69,163	181,501

		392,586

		1,599,476

Retail – 0.6%
Regional Mall – 0.3%
Alexander’s, Inc.	40	17,316
CBL & Associates Properties, Inc.	1,540	22,653
General Growth Properties, Inc.	5,050	68,882
Glimcher Realty Trust	1,030	8,765
Macerich Co. (The)	1,420	69,637
Pennsylvania Real Estate Investment Trust	510	5,258

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	421

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Simon Property Group, Inc.	3,920	$460,600
Taubman Centers, Inc.	450	25,934

		679,045

Shopping Center/Other Retail – 0.3%
Acadia Realty Trust	410	8,643
BWP Trust	5,610	10,424
Calloway Real Estate Investment Trust	1,100	28,250
Capital & Counties Properties PLC	7,280	19,829
Capital Shopping Centres Group	6,880	37,061
Cedar Shopping Centers, Inc.	700	2,576
Charter Hall Retail REIT	3,276	11,566
Citycon Oyj	2,280	8,909
Corio NV	1,010	58,630
Crombie Real Estate Investment Trust	350	4,639
Deutsche Euroshop AG	615	24,199
Developers Diversified Realty Corp.	2,970	36,798
Development Securities PLC	1,220	3,889
Equity One, Inc.	530	9,545
Eurocommercial Properties N.V.	390	17,619
Federal Realty Investment Trust	730	66,101
First Capital Realty, Inc.	680	11,624
Immobiliare Grande Distribuzione	1,350	2,678
Inland Real Estate Corp.	850	6,894
Japan Retail Fund Investment Corp.	19	28,659
Kimco Realty Corp.	5,230	92,571
Kite Realty Group Trust	600	2,574
Link REIT (The)	23,500	81,936
Mercialys SA	390	16,167
Primaris Retail Real Estate Investment Trust	850	18,036
Ramco-Gershenson Properties Trust	380	3,933
Regency Centers Corp.	1,020	42,085
Retail Opportunity Investments Corp.	350	3,917
RioCan Real Estate Investment Trust (Toronto)	2,850	74,415
Saul Centers, Inc.	90	3,184
Shaftesbury PLC	2,710	20,952
Tanger Factory Outlet Centers	840	23,629
Urstadt Biddle Properties, Inc.	150	2,522
Vastned Retail NV	160	8,979
Weingarten Realty Investors	1,270	30,950
Westfield Retail Trust	32,930	92,609

		916,992

		1,596,037

Utilities – 0.5%
Electric Utilities – 0.3%
American Electric Power Co., Inc.	1,150	44,424
Chubu Electric Power Co., Inc.	1,100	20,844

422	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

CLP Holdings Ltd.	2,500	$23,122
Contact Energy Ltd.(a)	410	1,890
Duke Energy Corp.	3,150	59,566
E.ON AG	2,339	51,080
EDF SA	482	14,718
Edison International	750	27,893
EDP – Energias de Portugal SA	2,995	9,831
Enel SpA	10,331	50,388
Entergy Corp.	450	29,344
Exelon Corp.	1,550	66,836
FirstEnergy Corp.	966	42,745
Fortum Oyj	593	15,937
Iberdrola SA	5,273	38,785
Kansai Electric Power Co., Inc. (The)	1,200	21,320
Kyushu Electric Power Co., Inc.	600	9,955
NextEra Energy, Inc.	1,000	56,720
Northeast Utilities	400	13,880
Pepco Holdings, Inc.	500	9,740
Pinnacle West Capital Corp.	250	11,060
Power Assets Holdings Ltd.	2,000	15,481
PPL Corp.	1,350	38,988
Progress Energy, Inc.	700	34,160
Public Power Corp. SA	137	1,176
Red Electrica Corp. SA	170	8,353
Scottish & Southern Energy PLC	1,109	23,356
Shikoku Electric Power Co., Inc.	300	7,435
Southern Co.	2,000	82,720
Tohoku Electric Power Co., Inc.	700	9,304
Tokyo Electric Power Co., Inc. (The)	2,300	11,796
Verbund AG	107	4,115

		856,962

Gas Utilities – 0.0%
Enagas SA	281	5,888
Gas Natural SDG SA	506	9,249
Hong Kong & China Gas Co., Ltd.	7,800	18,354
Nicor, Inc.	100	5,560
Oneok, Inc.	250	17,725
Osaka Gas Co., Ltd.	3,000	12,195
Snam Rete Gas SpA	3,285	15,871
Tokyo Gas Co., Ltd.	4,000	18,406

		103,248

Independent Power Producers & Energy Traders – 0.0%
AES Corp. (The)(a)	1,550	16,833
Constellation Energy Group, Inc.	450	17,321
EDP Renovaveis SA(a)	7	42
Electric Power Development Co., Ltd.	200	5,624

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	423

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

International Power PLC	2,398	$13,214
NRG Energy, Inc.(a)	550	12,892

		65,926

Multi-Utilities – 0.2%
AGL Energy Ltd.	558	9,265
Ameren Corp.	550	16,643
CenterPoint Energy, Inc.	1,000	20,010
Centrica PLC	6,641	32,178
CMS Energy Corp.	600	11,820
Consolidated Edison, Inc.	700	39,347
Dominion Resources, Inc./VA	1,350	65,799
DTE Energy Co.	400	20,224
GDF Suez	1,942	60,999
Integrys Energy Group, Inc.	200	10,014
National Grid PLC	4,686	47,210
NiSource, Inc.	650	13,884
PG&E Corp.	950	40,232
Public Service Enterprise Group, Inc.	1,200	40,956
RWE AG	657	24,642
SCANA Corp.	250	10,055
Sempra Energy	550	28,886
TECO Energy, Inc.	500	9,150
United Utilities Group PLC	1,070	10,402
Wisconsin Energy Corp.	550	17,402
Xcel Energy, Inc.	1,150	28,370

		557,488

Water Utilities – 0.0%
Severn Trent PLC	372	8,854

		1,592,478

Office – 0.5%
Office – 0.5%
Allied Properties Real Estate Investment Trust	500	12,095
Allreal Holding AG(a)	80	13,888
Alstria Office REIT-AG	720	9,680
Befimmo SCA Sicafi	120	9,849
Beni Stabili SpA	10,300	7,721
Boston Properties, Inc.	2,000	208,579
Brandywine Realty Trust	1,350	13,419
Brookfield Office Properties, Inc.	4,000	67,354
CapitaCommercial Trust	21,700	21,517
Castellum AB	1,910	27,520
Champion REIT	26,350	13,238
Charter Hall Office REIT	5,363	19,260
CLS Holdings PLC(a)	320	3,104
Cominar Real Estate Investment Trust	650	14,602

424	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Commonwealth Property Office Fund	26,340	$27,097
CommonWealth REIT	780	16,037
Corporate Office Properties Trust	750	20,093
Derwent London PLC	1,150	28,806
Douglas Emmett, Inc.	940	16,958
Duke Realty Corp.	2,610	30,981
Fabege AB	1,790	16,890
Franklin Street Properties Corp.	770	10,041
Government Properties Income Trust	370	8,665
Great Portland Estates PLC	3,330	19,496
Highwoods Properties, Inc.	730	23,915
Hongkong Land Holdings Ltd.	19,000	110,058
Hufvudstaden AB – Class A	1,630	18,465
Intervest Offices	50	1,519
Investa Office Fund	29,380	19,388
IVG Immobilien AG(a)	1,050	3,826
Japan Prime Realty Investment Corp.	9	25,125
Japan Real Estate Investment Corp.	6	60,524
Kilroy Realty Corp.	570	20,366
Liberty Property Trust	1,230	41,746
Mack-Cali Realty Corp.	870	27,100
Mori Trust Sogo Reit, Inc.	2	20,997
Nomura Real Estate Office Fund, Inc.	5	32,156
NorthWest Healthcare Properties Real Estate Investment Trust	350	4,171
Norwegian Property ASA	5,350	9,616
NTT Urban Development Corp.	15	11,484
Orix JREIT, Inc.	4	19,347
Parkway Properties Inc./MD	150	2,037
Piedmont Office Realty Trust, Inc.	1,800	34,020
Prime Office REIT-AG(a)	400	2,315
PS Business Parks, Inc.	240	13,121
PSP Swiss Property AG(a)	380	37,522
SL Green Realty Corp.	930	67,183
Societe de la Tour Eiffel	70	5,314
Societe Immobiliere de Location pour l’Industrie et le Commerce	190	22,167
Sponda Oyj	2,960	13,982
Swiss Prime Site AG(a)	430	38,206
Technopolis PLC	660	3,596
Tokyo Tatemono Co., Ltd.	2,860	9,645
Vastned Offices/Industrial NV	150	2,280
Workspace Group PLC	1,504	5,911
Zueblin Immobilien Holding AG(a)	390	1,449

		1,345,441

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	425

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Residential – 0.5%
Manufactured Homes – 0.0%
Equity Lifestyle Properties, Inc.	440	$30,325
Sun Communities, Inc.	190	7,322

		37,647

Multi-Family – 0.4%
Agile Property Holdings Ltd.	14,800	20,104
Apartment Investment & Management Co. – Class A	1,440	38,261
Associated Estates Realty Corp.	350	6,195
AvalonBay Communities, Inc.	1,250	170,475
Boardwalk Real Estate Investment Trust	550	28,149
BRE Properties, Inc.	820	41,213
Camden Property Trust	750	50,115
Canadian Apartment Properties REIT	850	17,924
China Resources Land Ltd.	23,250	38,098
Colonia Real Estate AG(a)	80	466
Colonial Properties Trust	850	17,867
Conwert Immobilien Invest SE	894	12,550
Deutsche Wohnen AG	900	13,322
Equity Residential	3,950	241,661
Essex Property Trust, Inc.	430	61,726
GAGFAH SA	900	5,192
Grainger PLC	3,330	5,649
GSW Immobilien AG(a)	350	11,287
Home Properties, Inc.	450	30,092
Killam Properties, Inc.	450	4,954
KWG Property Holding Ltd.	12,300	7,280
Mid-America Apartment Communities, Inc.	380	27,162
Nippon Accommodations Fund, Inc.	2	15,121
Northern Property Real Estate Investment Trust	300	9,224
Patrizia Immobilien AG(a)	200	1,072
Post Properties, Inc.	550	22,990
Shenzhen Investment Ltd.	28,500	7,416
Shimao Property Holdings Ltd.	15,150	15,911
Transglobe Apartment Real Estate Investment Trust	550	6,105
UDR, Inc.	2,230	59,563
Wing Tai Holdings Ltd.	6,320	7,147
Yanlord Land Group Ltd.	6,180	4,648

		998,939

Self Storage – 0.1%
Big Yellow Group PLC	1,300	5,545
Extra Space Storage, Inc.	950	20,425
Public Storage	1,770	219,003
Safestore Holdings PLC	1,990	3,715

426	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sovran Self Storage, Inc.	280	$11,379
U-Store-It Trust	980	10,525

		270,592

Student Housing – 0.0%
American Campus Communities, Inc.	720	28,087
Education Realty Trust, Inc.	730	6,570

		34,657

		1,341,835

Lodging – 0.1%
Lodging – 0.1%
Ashford Hospitality Trust, Inc.	660	5,346
CDL Hospitality Trusts	7,640	11,520
Chesapeake Lodging Trust	300	3,846
DiamondRock Hospitality Co.	1,720	13,313
FelCor Lodging Trust, Inc.(a)	1,240	4,253
Hersha Hospitality Trust	1,740	6,455
Hospitality Properties Trust	1,210	28,411
Host Hotels & Resorts, Inc.	8,860	104,814
InnVest Real Estate Investment Trust	900	4,191
LaSalle Hotel Properties	800	15,040
Orient-Express Hotels Ltd. – Class A(a)	1,030	8,075
Strategic Hotels & Resorts, Inc.(a)	1,800	8,604
Sunstone Hotel Investors, Inc.(a)	1,230	7,429
Wyndham Worldwide Corp.	400	12,992

		234,289

Total Common Stocks (cost $47,017,648)		48,884,634

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
IRP Property Investments Ltd.	1,160	1,521
UK Commercial Property Trust Ltd./fund	3,750	4,900

Total Investment Companies (cost $6,060)		6,421

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	427

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 64.0%
Investment Companies – 63.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b)	180,151,296	$180,151,296

	Principal Amount (000)

U.S. Treasury Bill – 0.7%
U.S. Treasury Bills 0.01%, 9/01/11-9/15/11(c)	$2,000	1,999,981

Total Short-Term Investments (cost $182,151,277)		182,151,277

Total Investments – 99.2% (cost $280,014,014)		282,157,380
Other assets less liabilities – 0.8%		2,225,138

Net Assets – 100.0%		$284,382,518

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI EAFE E Mini Index Futures	1	September 2011	$72,257	$75,990	$3,733
S+P Midcap 400 EMini Index Futures	24	September 2011	2,226,986	2,098,560	(128,426)
U.S. T-Note 2 Yr Futures	114	December 2011	25,138,973	25,137,000	(1,973)
U.S. T-Note 5 Yr Futures	426	December 2011	52,207,898	52,204,969	(2,929)
U.S. T-Note 10 Yr Futures	283	December 2011	36,742,258	36,515,844	(226,414)
U.S. T-Bond 30 Yr Futures	313	December 2011	43,364,588	42,577,781	(786,807)

Sold Contracts
ASX SPI 200 Index Futures	2	September 2011	225,395	229,236	(3,841)
Euro STOXX 50 Index Futures	71	September 2011	2,261,730	2,341,726	(79,996)
FTSE 100 Index Futures	14	September 2011	1,180,602	1,224,033	(43,431)
S&P 500 E Mini Index Futures	185	September 2011	11,002,151	11,263,725	(261,574)
Topix Index Futures	12	September 2011	1,192,129	1,208,306	(16,177)

					$(1,547,835)

428	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Bank PLC Wholesale:
Australian Dollar settling 9/15/11	457	$480,590	$487,701	$7,111
Australian Dollar settling 12/15/11	809	818,959	854,100	35,141
Canadian Dollar settling 12/15/11	826	832,613	841,577	8,964
Euro settling 9/15/11	2,285	3,245,774	3,281,868	36,094
Great British Pound settling 12/15/11	1,397	2,260,979	2,265,078	4,099
Japanese Yen settling 12/15/11	204,929	2,672,714	2,679,169	6,455
Swiss Franc settling 12/15/11	729	960,135	907,511	(52,624)
BNP Paribas SA:
Euro settling 9/15/11	696	1,012,722	999,641	(13,081)
Citibank N.A.:
Euro settling 9/15/11	257	371,090	369,120	(1,970)
Great British Pound settling 9/15/11	454	745,926	736,872	(9,054)
Credit Suisse London Branch (GFX):
Japanese Yen settling 9/15/11	51,821	648,006	676,847	28,841
Deutsche Bank AG London:
Euro settling 9/15/11	1,374	1,954,405	1,973,429	19,024
Euro settling 9/15/11	1,208	1,725,737	1,735,009	9,272
HSBC BankUSA:
Euro settling 9/15/11	4,385	6,413,128	6,298,026	(115,102)
Japanese Yen settling 9/15/11	343,372	4,283,369	4,484,866	201,497
Swiss Franc settling 9/15/11	1,471	1,760,032	1,826,019	65,987
Royal Bank of Scotland PLC:
Great British Pound settling 9/15/11	2,843	4,669,912	4,614,375	(55,537)
Swiss Franc settling 9/15/11	333	395,891	413,368	17,477
State Street Bank and Trust Co.:
Japanese Yen settling 9/15/11	35,844	450,460	468,167	17,707
Norwegian Krone settling 9/15/11	935	173,625	174,176	551
Westpac Banking Corp.:
Australian Dollar settling 9/15/11	1,625	1,719,786	1,734,166	14,380

Sale Contracts:
Bank of America NA:
Australian Dollar settling 9/15/11	927	987,561	989,275	(1,714)
Barclays Bank PLC Wholesale:
Canadian Dollar settling 12/15/11	826	831,304	841,577	(10,273)
Japanese Yen settling 9/15/11	205,603	2,601,878	2,685,432	(83,554)
BNP Paribas SA:
Australian Dollar settling 9/15/11	1,091	1,138,026	1,164,292	(26,266)
Euro settling 9/15/11	2,359	3,329,521	3,388,152	(58,631)
Great British Pound settling 9/15/11	1,612	2,597,878	2,616,381	(18,503)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	429

Volatility Management—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Japanese Yen settling 9/15/11	221,153	$2,742,126	$2,888,534	$(146,408)
Swiss Franc settling 9/15/11	806	948,518	1,000,525	(52,007)
Goldman Sachs International:
Great British Pound settling 9/15/11	1,571	2,536,458	2,549,836	(13,378)
Royal Bank of Scotland PLC:
Australian Dollar settling 12/15/11	453	477,394	478,254	(860)
Euro settling 9/15/11	2,494	3,521,503	3,582,047	(60,544)
Euro settling 9/15/11	6,684	9,437,741	9,600,002	(162,261)
Euro settling 12/15/11	234	337,405	335,733	1,672
Great British Pound settling 12/15/11	345	561,160	559,379	1,781
Japanese Yen settling 12/15/11	45,784	597,211	598,564	(1,353)
Swiss Franc settling 12/15/11	372	455,380	463,092	(7,712)
Standard Charted Bank:
Swiss Franc settling 9/15/11	914	1,120,513	1,134,590	(14,077)
State Street Bank and Trust Co.:
Australian Dollar settling 9/15/11	64	64,851	68,299	(3,448)
Australian Dollar settling 12/15/11	809	811,807	854,100	(42,293)
Euro settling 9/15/11	228	327,075	327,469	(394)
Euro settling 12/15/11	207	299,583	296,995	2,588
Great British Pound settling 9/15/11	114	184,528	185,029	(501)
Great British Pound settling 12/15/11	356	581,391	577,214	4,177
Great British Pound settling 12/15/11	1,397	2,259,270	2,265,078	(5,808)
Japanese Yen settling 9/15/11	4,281	55,518	55,915	(397)
Japanese Yen settling 12/15/11	43,002	562,191	562,193	(2)
Japanese Yen settling 12/15/11	204,929	2,661,243	2,679,169	(17,926)
Norwegian Krone settling 9/15/11	935	168,066	174,176	(6,110)
Swiss Franc settling 9/15/11	84	115,458	104,273	11,185
Swiss Franc settling 12/15/11	729	1,003,870	907,511	96,359

				$(391,426)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return index	490	1-Month USD- LIBOR-BBA* Less 0.50%	$1,584	6/15/12	Morgan Stanley Capital Services Inc.	$19,050

430	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Index
Pay	FTSE EPRA/NAREIT Developed Real Estate index	457	1-Month USD- LIBOR-BBA* Plus 0.17%	$1,299	9/17/12	UBS AG	$ (30,530)
Pay	FTSE EPRA/ NAREIT Developed Real Estate Index	567	1-Month USD- LIBOR-BBA* Less 0.40%	1,649	9/17/12	Citibank, N.A.	(558)

							$ (12,038)

*	BBA – British Bankers’ Association

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	Position, or a portion thereof, has been segregated to collateralize total return swaps. The aggregate market value of these securities amounted to $291,994.

Glossary:

LIBOR	– London Interbank Offered Rates
REG	– Registered Shares
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	431

Volatility Management—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the following AllianceBernstein Retirement Strategies (each a “Strategy” and collectively, the “Strategies”):2

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

AllianceBernstein 2050 Retirement Strategy

AllianceBernstein 2055 Retirement Strategy

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy is managed to the specific year of planned retirement included in its name. The Strategies’ asset mixes will become more conservative until reaching the year approaching 15 years after the retirement year at which time the asset allocation will become static. Each Strategy will pursue its investment objectives through investing in a combination of The AllianceBernstein

1	It should be noted that the information in the fee evaluation was completed on July 21, 2011 and discussed with the Board of Directors on August 2-4, 2011.

2	Future references to the Strategies do not include “AllianceBernstein.”

432	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio (formerly Global Real Estate Investment Portfolio), International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Bond Inflation Protected Securities (formerly Inflation Protected Securities Portfolio), High Yield Portfolio and Volatility Management Portfolio.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	433

Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments[4]	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
2000, 2005, 2010	0.55%	0.45%	0.40%
2015, 2020, 2025	0.60%	0.50%	0.45%
2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

It should be noted that there are no management fees charged by the Adviser for managing the Pooling Portfolios in which the Retirement Strategies invest, although the Retirement Strategies do bear expenses incurred by the Pooling Portfolios, ranging from 0.02% to 0.05% for the six month period ending February 28, 2011.

The Strategies’ net assets on June 30, 2011 are set forth below:

Strategy	6/30/11 Net Assets ($millions)
2000 Retirement Strategy	$30.3
2005 Retirement Strategy	$31.8
2010 Retirement Strategy	$157.2
2015 Retirement Strategy	$322.2
2020 Retirement Strategy	$422.9
2025 Retirement Strategy	$349.8
2030 Retirement Strategy	$305.0
2035 Retirement Strategy	$213.2
2040 Retirement Strategy	$177.1
2045 Retirement Strategy	$122.8
2050 Retirement Strategy	$23.1
2055 Retirement Strategy	$5.4

4	For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Multi-Asset Real Return Portfolio will be considered to be invested in equity investments.

434	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. Indicated below are the reimbursement amounts, in dollars and as a percentage of average daily net assets, which the Adviser received during the Strategies’ most recently completed fiscal year:

Strategy	Amount	As a % of Average Daily Net Assets
2000 Retirement Strategy[5]	$77,225	0.28%
2005 Retirement Strategy[5]	$77,225	0.18%
2010 Retirement Strategy	$77,225	0.04%
2015 Retirement Strategy	$77,225	0.02%
2020 Retirement Strategy	$77,225	0.02%
2025 Retirement Strategy	$77,225	0.02%
2030 Retirement Strategy	$77,225	0.03%
2035 Retirement Strategy	$77,225	0.04%
2040 Retirement Strategy	$77,225	0.05%
2045 Retirement Strategy	$77,225	0.07%
2050 Retirement Strategy[5]	$77,225	0.53%
2055 Retirement Strategy[5]	$77,225	2.28%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Retirement Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ fiscal year. The agreement for such reimbursement is terminable by the Adviser at the end of the Retirement Strategies’ fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. The expense caps shown below include the blended expense ratios of the Pooling Portfolios (i.e., the Retirement Strategies’ underlying expense ratios).6 In addition, set forth below are the Retirement Strategies’ gross expense ratios for the most recent semi-annual period:7

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[8]	Fiscal Year End
2000 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.86% 1.56% 1.56% 1.06% 0.81% 0.56% 0.56%	2.00% 2.73% 2.75% 2.24% 2.01% 1.68% 1.71%	August 31 (ratio as of February 28, 2011)

5	For the most recently completed fiscal year, the expense reimbursement amount was waived in its entirety by the Adviser.
6	For the six months ended February 28, 2011, the blended underlying expense ratios were 0.05% for 2000-2010 Retirement Strategies, 0.04% for 2015-2030 Retirement Strategies, 0.03% for the 2035-2040 Retirement Strategies and 0.02% for the 2045-2055 Retirement Strategies.
7	Semi-annual total expense ratios are unaudited.
8	Annualized.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	435

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[8]	Fiscal Year End
2005 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.92% 1.62% 1.62% 1.12% 0.87% 0.62% 0.62%	1.81% 2.53% 2.58% 2.10% 1.83% 1.49% 1.52%	August 31 (ratio as of February 28, 2011)

2010 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.94% 1.64% 1.64% 1.14% 0.89% 0.64% 0.64%	1.18% 1.92% 1.92% 1.48% 1.20% 0.87% 0.88%	August 31 (ratio as of February 28, 2011)

2015 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.98% 1.68% 1.68% 1.18% 0.93% 0.68% 0.68%	1.12% 1.85% 1.86% 1.47% 1.16% 0.81% 0.82%	August 31 (ratio as of February 28, 2011)

2020 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.02% 1.72% 1.72% 1.22% 0.97% 0.72% 0.72%	1.12% 1.85% 1.86% 1.41% 1.11% 0.78% 0.82%	August 31 (ratio as of February 28, 2011)

2025 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.04% 1.74% 1.74% 1.24% 0.99% 0.74% 0.74%	1.15% 1.89% 1.90% 1.48% 1.14% 0.84% 0.85%	August 31 (ratio as of February 28, 2011)

2030 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.24% 1.99% 1.99% 1.50% 1.20% 0.89% 0.94%	August 31 (ratio as of February 28, 2011)

436	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[8]	Fiscal Year End
2035 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.31% 2.06% 2.07% 1.56% 1.25% 0.95% 1.02%	August 31 (ratio as of February 28, 2011)

2040 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.35% 2.10% 2.14% 1.58% 1.28% 0.97% 1.06%	August 31 (ratio as of February 28, 2011)

2045 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.49% 2.26% 2.28% 1.72% 1.38% 1.07% 1.20%	August 31 (ratio as of February 28, 2011)

2050 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	2.94% 3.74% 3.67% 2.98% 2.71% 2.38% 2.67%	August 31 (ratio as of February 28, 2011)

2055 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	9.79% 10.65% 10.73% 8.40% 8.16% 7.84% 9.12%	August 31 (ratio as of February 28, 2011)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services that are provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	437

with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategies’ investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an open-end investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although these risks are generally still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.9 In addition to the AllianceBernstein institutional fee schedule, set forth below is the institutional fee schedule of a target date asset allocation service, Customized Retirement Strategies (“CRS”), provided by the Adviser for institutional clients. In addition to the CRS fee schedule, set forth below are what would have been the advisory fees of the Strategies

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

438	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

had the CRS fee schedule been applicable to the Strategies versus the Strategies advisory fees based on June 30, 2011 net assets:10

AB Institutional Fee Schedule	Strategy	Net Assets 6/30/11 ($MM)		AB Inst. Fee (%)	Advisory Fee (%)[11]

Customized Retirement Strategies

12 bp on 1st $100 million

9 bp on next $400 million

7 bp on next $500 million

4 bp on next $1,500 million

3 bp on the balance

+$60K for daily NAV Minimum Account Size:

$50M or plan assets of $500M

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

		$ $ $ $ $ $ $ $ $ $ $ $	30.3 31.8 157.2 322.2 422.9 349.8 305.0 213.2 177.1 122.8 23.1 5.4	0.063 0.063 0.063 0.063 0.063 0.063 0.063 0.063 0.063 0.063 0.063 0.063	0.550 0.550 0.550 0.600 0.600 0.600 0.650 0.650 0.650 0.650 0.650 0.650

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:

Fund	ITM Mutual Fund	Fee
2020 Retirement Strategy	AllianceBernstein Wealth Builder 2020	0.085%[12]

2030 Retirement Strategy	AllianceBernstein Wealth Builder 2030	0.085%[11]

2040 Retirement Strategy	AllianceBernstein Wealth Builder 2040	0.085%[11]

The Adviser has represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Strategies.

10

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	Excludes reimbursements made by the Strategy to the Adviser for certain non-management expenses and any expense reimbursements or advisory fee waivers made by the Adviser to the Strategy related to expense caps.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	439

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of each Retirement Strategy’s contractual management fee, estimated at the approximate current asset level of the subject Strategy, to the median of each Strategy’s Lipper Expense Group (“EG”)13 and the Strategy’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type, similar 12b-1/non 12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs for Retirement Strategies 2015, 2025, 2035 and 2045 had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the EGs of those Strategies to include other out-of-category target date peers in addition to their respective in-category target date peers.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Retirement Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Retirement Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Retirement Strategy had the lowest effective fee rate in the Lipper peer group.

440	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
2000 Retirement Strategy	0.550	0.634	4/9
2005 Retirement Strategy	0.550	0.592	4/8
2010 Retirement Strategy	0.550	0.622	4/9
2015 Retirement Strategy	0.600	0.653	3/10
2020 Retirement Strategy	0.600	0.653	2/10
2025 Retirement Strategy	0.600	0.747	1/10
2030 Retirement Strategy	0.650	0.745	2/9
2035 Retirement Strategy	0.650	0.764	2/9
2040 Retirement Strategy	0.650	0.768	2/9
2045 Retirement Strategy	0.650	0.752	3/10
2050 Retirement Strategy	0.650	0.755	3/10
2055 Retirement Strategy	0.650	0.755	3/10

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of the Strategies’ underlying expenses) and the medians of the Strategies’ EGs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Total Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank
2000 Retirement Strategy	0.860	1.245	1/9
2005 Retirement Strategy	0.920	1.158	2/8
2010 Retirement Strategy	0.940	1.245	2/9
2015 Retirement Strategy	0.978	1.201	2/10
2020 Retirement Strategy	1.020	1.217	2/10
2025 Retirement Strategy	1.040	1.271	1/10
2030 Retirement Strategy	1.060	1.291	1/9
2035 Retirement Strategy	1.060	1.313	1/9
2040 Retirement Strategy	1.060	1.313	1/9
2045 Retirement Strategy	1.060	1.292	1/10
2050 Retirement Strategy	1.060	1.317	2/10
2055 Retirement Strategy	1.060	1.317	2/10

Based on the information provided, the contractual management fees and the total expense ratios of the Strategies are lower than their respective EG medians.

15	The contractual management fee does not reflect any expense reimbursements made by the Retirement Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense reimbursement for expense caps that would effectively reduce the actual management fee.

16	The total expense ratios, inclusive of the Strategies’ underlying expenses, shown are for the Strategies’ Class A shares.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	441

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. Except for 2020, 2025 and 2030 Retirement Strategies, the Adviser’s profitability with respect to each Strategy was negative as expenses exceeded revenues.17

In addition to the Adviser’s future direct profits from managing the Strategies, certain of the Adviser’s affiliates may have a business relationship with the Strategies and may benefit from providing such services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates may provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser may benefit from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

17	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with respect to the Strategies. The Strategies in which the Adviser’s 2010 profitability changed from a decrease to an increase, relative to 2009’s profitability were 2010 Retirement Strategy and 2035 Retirement Strategy.

442	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
2000 Retirement Strategy	$61
2005 Retirement Strategy	$145
2010 Retirement Strategy	$1,545
2015 Retirement Strategy	$867
2020 Retirement Strategy	$2,342
2025 Retirement Strategy	$2,028
2030 Retirement Strategy	$2,679
2035 Retirement Strategy	$1,271
2040 Retirement Strategy	$1,146
2045 Retirement Strategy	$629
2050 Retirement Strategy	$125
2055 Retirement Strategy	$178

ABI received the amounts set forth below in Rule 12b-1 and CDSC fees from the Strategies during the Strategies’ most recently compensated fiscal year:

Strategy	12b-1 Fee Received	CDSC Received
2000 Retirement Strategy	$78,080	$436
2005 Retirement Strategy	$132,333	$1,150
2010 Retirement Strategy	$469,411	$3,894
2015 Retirement Strategy	$811,084	$6,608
2020 Retirement Strategy	$1,061,413	$5,683
2025 Retirement Strategy	$905,255	$4,727
2030 Retirement Strategy	$803,773	$9,709
2035 Retirement Strategy	$544,467	$7,448
2040 Retirement Strategy	$474,535	$8,687
2045 Retirement Strategy	$299,657	$5,381
2050 Retirement Strategy	$38,155	$608
2055 Retirement Strategy	$8,952	$58

Fees and reimbursements for out of the pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
2000 Retirement Strategy	$17,909
2005 Retirement Strategy	$17,834
2010 Retirement Strategy	$61,720
2015 Retirement Strategy	$109,505
2020 Retirement Strategy	$143,958
2025 Retirement Strategy	$117,302
2030 Retirement Strategy	$110,785

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	443

Strategy	ABIS Fee
2035 Retirement Strategy	$76,597
2040 Retirement Strategy	$70,181
2045 Retirement Strategy	$49,846
2050 Retirement Strategy	$17,850
2055 Retirement Strategy	$17,824

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Only International Value Pooling Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli19 study on advisory fees

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

444	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $461 billion as of June 30, 2011, the Adviser has the investment experience to manage the Strategies and to provide the non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings22 of each Retirement Strategy relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended May 31, 2011.24

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2000 Retirement Strategy
1 year	15.04	17.33	17.33	7/9	15/21
3 year	2.21	2.97	2.21	7/9	11/21
5 year	4.09	4.25	4.12	5/5	8/13

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
22	The performance returns and rankings of the Strategies are for the Strategies Class A shares. It should be noted that performance returns of the Strategies were provided by Lipper.

23	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU as the criteria for including/excluding a fund in/from an EG is different from that of PG.

24	Note that Lipper classifies the 2000, 2005 and 2010 Strategies as mixed asset target 2010 funds. Similarly, the 2050 and 2055 Strategies are classified as mixed asset target 2050+ funds.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	445

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2005 Retirement Strategy
1 year	17.69	17.41	17.33	2/8	8/21
3 year	2.05	3.22	2.21	6/8	13/21
5 year	3.85	4.25	4.12	5/5	9/13

2010 Retirement Strategy
1 year	20.17	17.48	17.33	1/9	1/21
3 year	1.62	2.97	2.21	7/9	16/21
5 year	3.72	4.25	4.12	5/5	10/13

2015 Retirement Strategy
1 year	21.39	19.04	18.55	1/5	2/22
3 year	0.96	2.24	1.50	4/5	13/19
5 year	3.28	3.28	3.62	2/3	8/12

2020 Retirement Strategy
1 year	22.42	21.10	20.42	2/10	4/28
3 year	0.19	2.70	1.90	9/10	21/26
5 year	2.70	4.16	3.62	5/6	11/16

2025 Retirement Strategy
1 year	23.53	23.31	23.11	2/5	5/14
3 year	-0.43	1.09	1.41	5/5	10/12
5 year	2.37	2.38	2.39	2/2	4/5

2030 Retirement Strategy
1 year	24.04	24.83	24.04	6/9	14/27
3 year	-0.91	1.18	1.05	8/9	23/25
5 year	2.12	3.08	3.09	6/6	14/15

2035 Retirement Strategy
1 year	24.52	25.37	24.97	3/4	9/13
3 year	-1.44	0.83	1.02	4/4	11/11
5 year	1.74	2.07	2.39	2/2	5/5

2040 Retirement Strategy
1 year	24.66	26.11	25.23	8/9	19/26
3 year	-1.42	0.68	0.32	8/9	23/24
5 year	1.85	2.94	2.77	6/6	13/13

2045 Retirement Strategy
1 year	24.57	25.99	25.99	4/5	10/13
3 year	-1.65	0.25	0.59	5/5	11/11
5 year	1.56	1.78	2.11	2/2	4/4

2050 Retirement Strategy
1 year	24.56	26.16	26.16	9/10	16/21
3 year	-0.72	0.32	0.23	7/9	12/16

2055 Retirement Strategy
1 year	24.54	26.16	26.16	9/10	17/21
3 year	-1.53	0.32	0.23	8/9	15/16

446	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Set forth below are the 1, 3, 5 year and since inception performance returns of the Strategies (in bold)25 versus their benchmarks.26

	Periods Ending May 31, 2011 Annualized Performance (Net)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2000 Retirement Strategy	15.04	2.21	4.09	4.50
Composite Index	14.90	2.78	4.87	5.18
Inception Date: September 1, 2005

2005 Retirement Strategy	17.69	2.05	3.85	4.45
Composite Index	17.79	2.51	4.77	5.26
Inception Date: September 1, 2005

2010 Retirement Strategy	20.17	1.62	3.72	4.45
Composite Index	20.67	2.36	4.68	5.31
Inception Date: September 1, 2005

2015 Retirement Strategy	21.39	0.96	3.28	4.25
Composite Index	22.35	1.95	4.43	5.22
Inception Date: September 1, 2005

2020 Retirement Strategy	22.42	0.19	2.70	3.92
Composite Index	23.81	1.46	4.11	5.07
Inception Date: September 1, 2005

2025 Retirement Strategy	23.53	-0.43	2.37	4.06
Composite Index	25.39	1.13	3.93	5.03
Inception Date: September 1, 2005

2030 Retirement Strategy	24.04	-0.91	2.12	3.56
Composite Index	26.23	0.78	3.78	4.98
Inception Date: September 1, 2005

2035 Retirement Strategy	24.52	-1.44	1.74	3.32
Composite Index	26.84	0.35	3.52	4.77
Inception Date: September 1, 2005

2040 Retirement Strategy	24.66	-1.42	1.85	3.52
Composite Index	27.07	0.38	3.54	4.79
Inception Date: September 1, 2005

2045 Retirement Strategy	24.57	-1.65	1.56	3.34
Composite Index	27.18	0.38	3.54	4.79
Inception Date: September 1, 2005

25	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

26	The Adviser provided Strategy and benchmark performance return information for periods through May 31, 2011.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	447

	Periods Ending May 31, 2011 Annualized Performance (Net)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2050 Retirement Strategy	24.56	-0.72	N/A	-1.01
Composite Index	27.19	0.38	N/A	-0.86
Inception Date: June 29, 2007

2055 Retirement Strategy	24.54	-1.53	N/A	-1.52
Composite Index	27.19	0.38	N/A	-0.86
Inception Date: June 29, 2007

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 30, 2011

448	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	449

AllianceBernstein Family of Funds

NOTES

450	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

NOTES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	451

NOTES

452	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

NOTES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	453

NOTES

454	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

NOTES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	455

NOTES

456	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RS-00-55-0151-0811

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP , for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
U.S. Large Cap Portfolio*	2010	$19,120		$10,213
	2011	$—		$—
AB Global Blend Portfolio**	2010	$—		$—
	2011	$—		$—
AB 2000 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307
AB 2005 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307
AB 2010 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307
AB 2015 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307
AB 2020 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307
AB 2025 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307
AB 2030 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307
AB 2035 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307
AB 2040 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307
AB 2045 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307
AB 2050 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307
AB 2055 Retirement Strategy	2010	$19,120		$11,613
	2011	$19,120	206	$12,307

*	Portfolio liquidated as of August 16, 2011

**	Portfolio liquidated as of November 24, 2008

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

U.S. Large Cap Portfolio*	2010	$603,740	$137,928
			$(127,715)
			$(10,213)
	2011	$—	$—
			$—
			$—

AB Global Blend Portfolio**	2010	$—	$—
			$—
			$—
	2011	$—	$—
			$—
			$—

AB 2000 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

AB 2005 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

AB 2010 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

AB 2015 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

AB 2020 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

AB 2025 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

AB 2030 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

AB 2035 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

AB 2040 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

AB 2045 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

AB 2050 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

AB 2055 Retirement Strategy	2010	$605,140	$139,328
			$(127,715)
			$(11,613)
	2011	$732,420	$12,513
			$(206)
			$(12,307)

*	Portfolio liquidated as of August 16, 2011

**	Portfolio liquidated as of November 24, 2008

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 25, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 25, 2011